UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21852

Columbia Funds Series Trust II

(Exact name of registrant as specified in charter)

225 Franklin Street

Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Christopher O. Petersen, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, Massachusetts 02110

Ryan C. Larrenaga, Esq.

c/o Columbia Management Investment Advisers, LLC

225 Franklin Street

Boston, MA 02110

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 345-6611

Date of fiscal year end: May 31

Date of reporting period: November 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

SemiAnnual Report
November 30, 2018
Columbia Dividend Opportunity Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Dividend Opportunity Fund   |  Semiannual Report 2018

Columbia Dividend Opportunity Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Dividend Opportunity Fund (the Fund) seeks to provide shareholders with a high level of current income. The Fund’s secondary objective is growth of income and capital.
Portfolio management
David King, CFA
Lead Portfolio Manager
Managed Fund since May 2018
Yan Jin
Portfolio Manager
Managed Fund since May 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	08/01/88	4.20	5.57	7.92	12.78
	Including sales charges		-1.76	-0.46	6.65	12.12
Advisor Class*		11/08/12	4.36	5.84	8.19	12.95
Class C	Excluding sales charges	06/26/00	3.80	4.78	7.12	11.95
	Including sales charges		2.80	3.84	7.12	11.95
Institutional Class*		09/27/10	4.31	5.81	8.18	13.01
Institutional 2 Class		08/01/08	4.44	5.96	8.30	13.21
Institutional 3 Class*		11/08/12	4.40	5.94	8.34	13.05
Class R		08/01/08	4.08	5.31	7.65	12.49
Class T	Excluding sales charges	12/01/06	4.20	5.57	7.93	12.79
	Including sales charges		1.55	2.90	7.39	12.52
MSCI USA High Dividend Yield Index (Net)			7.59	6.94	10.61	13.31
Russell 1000 Value Index			3.48	2.96	8.65	12.46
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The MSCI USA High Dividend Yield Index (Net) is composed of those securities in the MSCI USA Index that have higher-than-average dividend yield (e.g. 30% higher than that of the MSCI USA Index), a track record of consistent dividend payments and the capacity to sustain future dividend payments. The MSCI USA Index is a free float adjusted market capitalization index that is designed to measure large- and mid-cap U.S. equity market performance.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes (except the MSCI USA High Dividend Yield Index (Net), which reflects reinvested dividends net of withholding taxes) or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2018)
Johnson & Johnson	4.0
Pfizer, Inc.	3.6
Cisco Systems, Inc.	3.6
Chevron Corp.	3.6
BP PLC, ADR	3.3
Verizon Communications, Inc.	3.1
Wells Fargo & Co.	3.0
PepsiCo, Inc.	2.8
Philip Morris International, Inc.	2.8
Merck & Co., Inc.	2.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2018)
Common Stocks	94.7
Convertible Bonds	0.5
Convertible Preferred Stocks	4.7
Money Market Funds	0.1
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2018)
Communication Services	6.3
Consumer Discretionary	7.1
Consumer Staples	12.3
Energy	12.3
Financials	12.6
Health Care	15.1
Industrials	7.0
Information Technology	12.8
Materials	2.9
Real Estate	3.4
Utilities	8.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Dividend Opportunity Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.00	1,020.10	5.07	5.01	0.99
Advisor Class	1,000.00	1,000.00	1,043.60	1,021.36	3.79	3.75	0.74
Class C	1,000.00	1,000.00	1,038.00	1,016.34	8.89	8.80	1.74
Institutional Class	1,000.00	1,000.00	1,043.10	1,021.36	3.79	3.75	0.74
Institutional 2 Class	1,000.00	1,000.00	1,044.40	1,021.61	3.54	3.50	0.69
Institutional 3 Class	1,000.00	1,000.00	1,044.00	1,021.86	3.28	3.24	0.64
Class R	1,000.00	1,000.00	1,040.80	1,018.85	6.34	6.28	1.24
Class T	1,000.00	1,000.00	1,042.00	1,020.10	5.07	5.01	0.99
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 94.2%
Issuer	Shares	Value ($)
Communication Services 6.2%
Diversified Telecommunication Services 6.2%
AT&T, Inc.	1,950,000	60,918,000
BCE, Inc.	725,000	31,088,000
Verizon Communications, Inc.	1,500,000	90,450,000
Total		182,456,000
Total Communication Services		182,456,000
Consumer Discretionary 7.0%
Automobiles 1.1%
General Motors Co.	850,000	32,257,500
Hotels, Restaurants & Leisure 4.1%
Carnival Corp.	240,000	14,469,600
Extended Stay America, Inc.	850,000	15,470,000
Las Vegas Sands Corp.	410,000	22,525,400
McDonald’s Corp.	285,000	53,725,350
Six Flags Entertainment Corp.	250,000	15,340,000
Total		121,530,350
Leisure Products 0.5%
Hasbro, Inc.	155,000	14,105,000
Specialty Retail 1.3%
Home Depot, Inc. (The)	125,000	22,540,000
Williams-Sonoma, Inc.	275,000	15,573,250
Total		38,113,250
Total Consumer Discretionary		206,006,100
Consumer Staples 12.1%
Beverages 3.6%
Molson Coors Brewing Co., Class B	350,000	23,019,500
PepsiCo, Inc.	675,000	82,309,500
Total		105,329,000
Food Products 1.8%
Kellogg Co.	440,000	28,006,000
Mondelez International, Inc., Class A	550,000	24,739,000
Total		52,745,000
Household Products 2.3%
Procter & Gamble Co. (The)	735,000	69,464,850
Common Stocks (continued)
Issuer	Shares	Value ($)
Tobacco 4.4%
Altria Group, Inc.	875,000	47,976,250
Philip Morris International, Inc.	950,000	82,203,500
Total		130,179,750
Total Consumer Staples		357,718,600
Energy 12.2%
Energy Equipment & Services 1.0%
Baker Hughes, Inc.	635,000	14,490,700
Helmerich & Payne, Inc.	230,000	13,938,000
Total		28,428,700
Oil, Gas & Consumable Fuels 11.2%
BP PLC, ADR	2,400,000	96,840,000
Chevron Corp.	875,000	104,072,500
ConocoPhillips	440,000	29,119,200
Suncor Energy, Inc.	1,325,000	42,784,250
Valero Energy Corp.	525,000	41,947,500
Williams Companies, Inc. (The)	600,000	15,192,000
Total		329,955,450
Total Energy		358,384,150
Financials 12.5%
Banks 8.4%
Bank of America Corp.	1,600,000	45,440,000
BB&T Corp.	600,000	30,660,000
Enbridge Energy Management LLC(a)	1	13
JPMorgan Chase & Co.	618,099	68,726,428
PacWest Bancorp	360,000	14,486,400
Wells Fargo & Co.	1,625,000	88,205,000
Total		247,517,841
Capital Markets 1.5%
Ares Capital Corp.	950,000	16,188,000
Morgan Stanley	650,000	28,853,500
Total		45,041,500
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.6%
MetLife, Inc.	500,000	22,315,000
Principal Financial Group, Inc.	600,000	29,592,000
Prudential Financial, Inc.	245,000	22,971,200
Total		74,878,200
Total Financials		367,437,541
Health Care 13.7%
Biotechnology 3.1%
AbbVie, Inc.	500,000	47,135,000
Gilead Sciences, Inc.	625,000	44,962,500
Total		92,097,500
Pharmaceuticals 10.6%
Bristol-Myers Squibb Co.	135,000	7,217,100
Johnson & Johnson	800,000	117,520,000
Merck & Co., Inc.	1,000,000	79,339,999
Pfizer, Inc.	2,300,000	106,329,000
Total		310,406,099
Total Health Care		402,503,599
Industrials 6.1%
Aerospace & Defense 1.8%
Boeing Co. (The)	62,500	21,672,500
Lockheed Martin Corp.	100,000	30,043,000
Total		51,715,500
Airlines 0.8%
Delta Air Lines, Inc.	400,000	24,284,000
Machinery 1.7%
Caterpillar, Inc.	175,000	23,742,250
Ingersoll-Rand PLC	270,000	27,950,400
Total		51,692,650
Road & Rail 1.8%
Union Pacific Corp.	337,500	51,900,750
Total Industrials		179,592,900
Information Technology 12.7%
Communications Equipment 3.6%
Cisco Systems, Inc.	2,200,000	105,314,000
Electronic Equipment, Instruments & Components 1.2%
Corning, Inc.	1,100,000	35,442,000
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.4%
Automatic Data Processing, Inc.	122,500	18,058,950
International Business Machines Corp.	425,000	52,814,750
Total		70,873,700
Semiconductors & Semiconductor Equipment 4.5%
Broadcom, Inc.	125,000	29,676,250
Intel Corp.	900,000	44,379,000
Lam Research Corp.	230,000	36,100,800
Maxim Integrated Products, Inc.	385,000	21,529,200
Total		131,685,250
Software 1.0%
Microsoft Corp.	275,000	30,494,750
Total Information Technology		373,809,700
Materials 2.8%
Chemicals 2.8%
DowDuPont, Inc.	900,000	52,065,000
Nutrien Ltd.	600,000	30,936,000
Total		83,001,000
Total Materials		83,001,000
Real Estate 2.3%
Equity Real Estate Investment Trusts (REITS) 2.3%
Alexandria Real Estate Equities, Inc.	250,000	31,125,000
Digital Realty Trust, Inc.	190,000	21,857,600
Duke Realty Corp.	535,000	15,226,100
Total		68,208,700
Total Real Estate		68,208,700
Utilities 6.6%
Electric Utilities 3.9%
American Electric Power Co., Inc.	475,000	36,926,500
Entergy Corp.	435,000	37,871,100
Xcel Energy, Inc.	765,000	40,124,250
Total		114,921,850

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Multi-Utilities 2.7%
Ameren Corp.	570,687	39,160,542
DTE Energy Co.	130,000	15,566,200
NiSource, Inc.	900,000	23,778,000
Total		78,504,742
Total Utilities		193,426,592
Total Common Stocks (Cost $2,295,002,184)		2,772,544,882

Convertible Bonds 0.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Life Insurance 0.5%
AXA SA(b)
05/15/2021	7.250%	14,000,000	13,997,242
Total Convertible Bonds (Cost $14,086,711)			13,997,242

Convertible Preferred Stocks 4.7%
Issuer		Shares	Value ($)
Health Care 1.3%
Health Care Equipment & Supplies 1.3%
Becton Dickinson and Co.	6.125%	585,000	36,954,450
Total Health Care			36,954,450
Industrials 0.8%
Machinery 0.8%
Fortive Corp.	5.000%	23,000	22,787,710
Total Industrials			22,787,710
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Real Estate 1.0%
Equity Real Estate Investment Trusts (REITS) 1.0%
Crown Castle International Corp.	6.875%	28,500	30,843,159
Total Real Estate			30,843,159
Utilities 1.6%
Electric Utilities 0.6%
NextEra Energy, Inc.	6.123%	275,000	16,335,000
Multi-Utilities 1.0%
DTE Energy Co.	6.500%	550,000	30,145,500
Total Utilities			46,480,500
Total Convertible Preferred Stocks (Cost $131,584,845)			137,065,819

Money Market Funds 0.1%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(c),(d)	4,044,658	4,044,253
Total Money Market Funds (Cost $4,044,253)		4,044,253
Total Investments in Securities (Cost: $2,444,717,993)		2,927,652,196
Other Assets & Liabilities, Net		14,882,141
Net Assets		2,942,534,337

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2018, the total value of these securities amounted to $13,997,242, which represents 0.48% of total net assets.
(c)	The rate shown is the seven-day current annualized yield at November 30, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Notes to Portfolio of Investments  (continued)
(d)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	48,106,325	892,307,598	(936,369,265)	4,044,658	17,913	(4,810)	602,529	4,044,253
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security valuation.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	182,456,000	—	—	—	182,456,000
Consumer Discretionary	206,006,100	—	—	—	206,006,100
Consumer Staples	357,718,600	—	—	—	357,718,600
Energy	358,384,150	—	—	—	358,384,150
Financials	367,437,528	13	—	—	367,437,541
Health Care	402,503,599	—	—	—	402,503,599
Industrials	179,592,900	—	—	—	179,592,900
Information Technology	373,809,700	—	—	—	373,809,700
Materials	83,001,000	—	—	—	83,001,000
Real Estate	68,208,700	—	—	—	68,208,700
Utilities	193,426,592	—	—	—	193,426,592
Total Common Stocks	2,772,544,869	13	—	—	2,772,544,882
Convertible Bonds	—	13,997,242	—	—	13,997,242
Convertible Preferred Stocks
Health Care	36,954,450	—	—	—	36,954,450
Industrials	22,787,710	—	—	—	22,787,710
Real Estate	—	30,843,159	—	—	30,843,159
Utilities	46,480,500	—	—	—	46,480,500
Total Convertible Preferred Stocks	106,222,660	30,843,159	—	—	137,065,819
Money Market Funds	—	—	—	4,044,253	4,044,253
Total Investments in Securities	2,878,767,529	44,840,414	—	4,044,253	2,927,652,196
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets. These assets include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. The model utilized by such third party statistical pricing service takes into account a security’s correlation to available market data including, but not limited to, intraday index, ADR, and exchange-traded fund movements.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	9

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,440,673,740)	$2,923,607,943
Affiliated issuers (cost $4,044,253)	4,044,253
Receivable for:
Investments sold	4,813,113
Capital shares sold	2,010,535
Dividends	13,606,148
Interest	45,111
Foreign tax reclaims	2,121,709
Prepaid expenses	8,916
Other assets	7,372
Total assets	2,950,265,100
Liabilities
Payable for:
Investments purchased	1,506,834
Capital shares purchased	5,519,005
Management services fees	49,665
Distribution and/or service fees	18,271
Transfer agent fees	309,914
Compensation of board members	214,034
Compensation of chief compliance officer	347
Other expenses	112,693
Total liabilities	7,730,763
Net assets applicable to outstanding capital stock	$2,942,534,337
Represented by
Paid in capital	2,137,574,508
Total distributable earnings (loss)	804,959,829
Total - representing net assets applicable to outstanding capital stock	$2,942,534,337
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$1,561,405,212
Shares outstanding	159,361,627
Net asset value per share	$9.80
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.40
Advisor Class
Net assets	$101,405,942
Shares outstanding	10,160,239
Net asset value per share	$9.98
Class C
Net assets	$261,770,999
Shares outstanding	27,347,846
Net asset value per share	$9.57
Institutional Class
Net assets	$732,350,922
Shares outstanding	74,389,241
Net asset value per share	$9.84
Institutional 2 Class
Net assets	$125,136,600
Shares outstanding	12,683,134
Net asset value per share	$9.87
Institutional 3 Class
Net assets	$119,208,219
Shares outstanding	11,912,901
Net asset value per share	$10.01
Class R
Net assets	$41,223,139
Shares outstanding	4,211,028
Net asset value per share	$9.79
Class T
Net assets	$33,304
Shares outstanding	3,392
Net asset value per share	$9.82
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$10.07
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	11

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$61,193,592
Dividends — affiliated issuers	602,529
Interest	844,669
Interfund lending	333
Foreign taxes withheld	(788,995)
Total income	61,852,128
Expenses:
Management services fees	9,513,388
Distribution and/or service fees
Class A	1,999,882
Class C	1,412,441
Class R	108,596
Class T	51
Transfer agent fees
Class A	801,182
Advisor Class	56,112
Class C	141,422
Institutional Class	389,306
Institutional 2 Class	40,332
Institutional 3 Class	4,458
Class R	21,750
Class T	21
Compensation of board members	26,446
Custodian fees	15,918
Printing and postage fees	110,887
Registration fees	80,698
Audit fees	21,262
Legal fees	15,869
Compensation of chief compliance officer	347
Other	82,632
Total expenses	14,843,000
Fees waived by transfer agent
Institutional 2 Class	(4,572)
Institutional 3 Class	(4,458)
Expense reduction	(60)
Total net expenses	14,833,910
Net investment income	47,018,218
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	191,463,810
Investments — affiliated issuers	17,913
Foreign currency translations	40,690
Net realized gain	191,522,413
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(109,562,900)
Investments — affiliated issuers	(4,810)
Foreign currency translations	(16,548)
Net change in unrealized appreciation (depreciation)	(109,584,258)
Net realized and unrealized gain	81,938,155
Net increase in net assets resulting from operations	$128,956,373
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$47,018,218	$132,391,459
Net realized gain	191,522,413	209,412,531
Net change in unrealized appreciation (depreciation)	(109,584,258)	(48,225,508)
Net increase in net assets resulting from operations	128,956,373	293,578,482
Distributions to shareholders
Net investment income and net realized gains
Class A	(26,499,307)
Advisor Class	(1,959,070)
Class C	(3,745,370)
Institutional Class	(13,774,264)
Institutional 2 Class	(2,441,248)
Institutional 3 Class	(2,150,507)
Class R	(662,719)
Class T	(717)
Net investment income
Class A		(66,315,731)
Advisor Class		(4,096,552)
Class B		(31,753)
Class C		(10,586,913)
Institutional Class		(38,023,192)
Institutional 2 Class		(8,530,936)
Institutional 3 Class		(5,973,387)
Class K		(118,288)
Class R		(1,513,397)
Class T		(1,870)
Net realized gains
Class A		(138,788,158)
Advisor Class		(8,424,472)
Class C		(27,806,841)
Institutional Class		(72,084,164)
Institutional 2 Class		(17,313,218)
Institutional 3 Class		(10,772,260)
Class K		(324,157)
Class R		(3,484,195)
Class T		(4,001)
Total distributions to shareholders	(51,233,202)	(414,193,485)
Decrease in net assets from capital stock activity	(326,453,800)	(726,749,808)
Total decrease in net assets	(248,730,629)	(847,364,811)
Net assets at beginning of period	3,191,264,966	4,038,629,777
Net assets at end of period	$2,942,534,337	$3,191,264,966
Undistributed net investment income	$17,242,250	$21,457,234
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	5,122,214	49,635,164	8,341,290	82,188,227
Distributions reinvested	2,681,394	26,122,607	20,989,495	202,635,364
Redemptions	(17,090,947)	(165,886,612)	(56,520,933)	(553,689,261)
Net decrease	(9,287,339)	(90,128,841)	(27,190,148)	(268,865,670)
Advisor Class
Subscriptions	1,310,722	12,954,913	5,393,885	53,808,855
Distributions reinvested	192,135	1,905,895	1,205,381	11,834,032
Redemptions	(3,099,582)	(30,763,691)	(4,879,439)	(48,677,280)
Net increase (decrease)	(1,596,725)	(15,902,883)	1,719,827	16,965,607
Class B
Subscriptions	—	—	23	222
Distributions reinvested	—	—	3,197	31,330
Redemptions	—	—	(512,997)	(5,004,071)
Net decrease	—	—	(509,777)	(4,972,519)
Class C
Subscriptions	532,644	5,052,831	2,124,000	20,421,644
Distributions reinvested	371,797	3,541,394	3,858,139	36,452,500
Redemptions	(7,035,898)	(66,690,493)	(12,885,588)	(123,747,450)
Net decrease	(6,131,457)	(58,096,268)	(6,903,449)	(66,873,306)
Institutional Class
Subscriptions	7,442,321	72,281,647	14,193,560	140,077,797
Distributions reinvested	1,301,800	12,734,862	10,622,764	103,036,054
Redemptions	(19,297,094)	(188,430,366)	(55,272,852)	(546,739,957)
Net decrease	(10,552,973)	(103,413,857)	(30,456,528)	(303,626,106)
Institutional 2 Class
Subscriptions	3,991,008	39,324,067	3,761,953	37,231,159
Distributions reinvested	231,970	2,264,305	2,419,431	23,507,068
Redemptions	(8,219,752)	(81,050,972)	(13,439,437)	(131,507,499)
Net decrease	(3,996,774)	(39,462,600)	(7,258,053)	(70,769,272)
Institutional 3 Class
Subscriptions	833,248	8,340,312	5,113,569	51,293,934
Distributions reinvested	216,239	2,150,507	1,699,599	16,745,647
Redemptions	(2,684,051)	(26,664,432)	(9,090,423)	(92,411,781)
Net decrease	(1,634,564)	(16,173,613)	(2,277,255)	(24,372,200)
Class K
Subscriptions	—	—	58,139	582,067
Distributions reinvested	—	—	45,528	442,445
Redemptions	—	—	(488,485)	(4,819,093)
Net decrease	—	—	(384,818)	(3,794,581)
Class R
Subscriptions	238,944	2,319,028	660,502	6,460,240
Distributions reinvested	62,698	610,631	485,177	4,681,090
Redemptions	(636,597)	(6,191,982)	(1,185,784)	(11,569,585)
Net decrease	(334,955)	(3,262,323)	(40,105)	(428,255)
Class T
Distributions reinvested	69	677	578	5,587
Redemptions	(1,418)	(14,092)	(1,938)	(19,093)
Net decrease	(1,349)	(13,415)	(1,360)	(13,506)
Total net decrease	(33,536,136)	(326,453,800)	(73,301,666)	(726,749,808)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Dividend Opportunity Fund | Semiannual Report 2018

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Columbia Dividend Opportunity Fund | Semiannual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$9.56	0.15	0.25	—	0.40	(0.16)	—	(0.16)
Year Ended 5/31/2018	$9.92	0.35	0.43	—	0.78	(0.36)	(0.78)	(1.14)
Year Ended 5/31/2017	$9.23	0.32	0.74	0.00 (f)	1.06	(0.37)	—	(0.37)
Year Ended 5/31/2016	$9.58	0.32	(0.16)	—	0.16	(0.32)	(0.19)	(0.51)
Year Ended 5/31/2015	$10.67	0.31	0.23	—	0.54	(0.29)	(1.34)	(1.63)
Year Ended 5/31/2014	$9.83	0.28	1.34	—	1.62	(0.28)	(0.50)	(0.78)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$9.73	0.16	0.26	—	0.42	(0.17)	—	(0.17)
Year Ended 5/31/2018	$10.08	0.38	0.43	—	0.81	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.38	0.35	0.74	0.00 (f)	1.09	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.73	0.35	(0.17)	—	0.18	(0.34)	(0.19)	(0.53)
Year Ended 5/31/2015	$10.81	0.35	0.23	—	0.58	(0.32)	(1.34)	(1.66)
Year Ended 5/31/2014	$9.95	0.33	1.33	—	1.66	(0.30)	(0.50)	(0.80)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$9.34	0.11	0.24	—	0.35	(0.12)	—	(0.12)
Year Ended 5/31/2018	$9.72	0.27	0.41	—	0.68	(0.28)	(0.78)	(1.06)
Year Ended 5/31/2017	$9.05	0.25	0.72	0.00 (f)	0.97	(0.30)	—	(0.30)
Year Ended 5/31/2016	$9.40	0.25	(0.16)	—	0.09	(0.25)	(0.19)	(0.44)
Year Ended 5/31/2015	$10.50	0.23	0.22	—	0.45	(0.21)	(1.34)	(1.55)
Year Ended 5/31/2014	$9.68	0.20	1.32	—	1.52	(0.20)	(0.50)	(0.70)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$9.60	0.16	0.25	—	0.41	(0.17)	—	(0.17)
Year Ended 5/31/2018	$9.96	0.38	0.42	—	0.80	(0.38)	(0.78)	(1.16)
Year Ended 5/31/2017	$9.27	0.36	0.72	0.00 (f)	1.08	(0.39)	—	(0.39)
Year Ended 5/31/2016	$9.62	0.34	(0.16)	—	0.18	(0.34)	(0.19)	(0.53)
Year Ended 5/31/2015	$10.71	0.34	0.23	—	0.57	(0.32)	(1.34)	(1.66)
Year Ended 5/31/2014	$9.86	0.30	1.35	—	1.65	(0.30)	(0.50)	(0.80)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.62	0.16	0.27	—	0.43	(0.18)	—	(0.18)
Year Ended 5/31/2018	$9.98	0.38	0.43	—	0.81	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.29	0.36	0.73	0.00 (f)	1.09	(0.40)	—	(0.40)
Year Ended 5/31/2016	$9.64	0.35	(0.16)	—	0.19	(0.35)	(0.19)	(0.54)
Year Ended 5/31/2015	$10.72	0.35	0.24	—	0.59	(0.33)	(1.34)	(1.67)
Year Ended 5/31/2014	$9.88	0.32	1.34	—	1.66	(0.32)	(0.50)	(0.82)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$9.80	4.20%	0.99% (c)	0.99% (c),(d)	3.03% (c)	46%	$1,561,405
Year Ended 5/31/2018	$9.56	7.96%	0.98% (e)	0.98% (d),(e)	3.54%	65%	$1,612,108
Year Ended 5/31/2017	$9.92	11.71% (g)	0.99% (e)	0.99% (d),(e)	3.40%	65%	$1,942,546
Year Ended 5/31/2016	$9.23	2.08%	1.01% (e)	1.01% (d),(e)	3.53%	85%	$2,805,177
Year Ended 5/31/2015	$9.58	5.82%	1.00%	1.00% (d)	3.08%	78%	$3,754,040
Year Ended 5/31/2014	$10.67	17.30%	1.01%	1.01% (d)	2.75%	73%	$4,011,117
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$9.98	4.36%	0.74% (c)	0.74% (c),(d)	3.26% (c)	46%	$101,406
Year Ended 5/31/2018	$9.73	8.20%	0.73% (e)	0.73% (d),(e)	3.76%	65%	$114,441
Year Ended 5/31/2017	$10.08	11.90% (g)	0.74% (e)	0.74% (d),(e)	3.66%	65%	$101,179
Year Ended 5/31/2016	$9.38	2.31%	0.76% (e)	0.76% (d),(e)	3.78%	85%	$106,063
Year Ended 5/31/2015	$9.73	6.11%	0.75%	0.75% (d)	3.39%	78%	$116,211
Year Ended 5/31/2014	$10.81	17.57%	0.77%	0.77% (d)	3.23%	73%	$79,510
Class C
Six Months Ended 11/30/2018 (Unaudited)	$9.57	3.80%	1.74% (c)	1.74% (c),(d)	2.29% (c)	46%	$261,771
Year Ended 5/31/2018	$9.34	7.08%	1.73% (e)	1.73% (d),(e)	2.80%	65%	$312,766
Year Ended 5/31/2017	$9.72	10.88% (g)	1.74% (e)	1.74% (d),(e)	2.67%	65%	$392,361
Year Ended 5/31/2016	$9.05	1.33%	1.76% (e)	1.76% (d),(e)	2.79%	85%	$411,269
Year Ended 5/31/2015	$9.40	5.00%	1.75%	1.75% (d)	2.35%	78%	$468,629
Year Ended 5/31/2014	$10.50	16.46%	1.76%	1.76% (d)	2.06%	73%	$445,402
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$9.84	4.31%	0.74% (c)	0.74% (c),(d)	3.28% (c)	46%	$732,351
Year Ended 5/31/2018	$9.60	8.19%	0.73% (e)	0.73% (d),(e)	3.83%	65%	$815,788
Year Ended 5/31/2017	$9.96	11.93% (g)	0.75% (e)	0.75% (d),(e)	3.72%	65%	$1,149,455
Year Ended 5/31/2016	$9.27	2.34%	0.76% (e)	0.76% (d),(e)	3.76%	85%	$602,822
Year Ended 5/31/2015	$9.62	6.07%	0.75%	0.75% (d)	3.33%	78%	$927,865
Year Ended 5/31/2014	$10.71	17.65%	0.76%	0.76% (d)	3.00%	73%	$1,022,666
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.87	4.44%	0.70% (c)	0.69% (c)	3.31% (c)	46%	$125,137
Year Ended 5/31/2018	$9.62	8.24%	0.69% (e)	0.68% (e)	3.86%	65%	$160,493
Year Ended 5/31/2017	$9.98	11.99% (g)	0.68% (e)	0.68% (e)	3.75%	65%	$238,847
Year Ended 5/31/2016	$9.29	2.44%	0.67% (e)	0.67% (e)	3.89%	85%	$237,565
Year Ended 5/31/2015	$9.64	6.29%	0.65%	0.65%	3.41%	78%	$256,079
Year Ended 5/31/2014	$10.72	17.65%	0.65%	0.65%	3.19%	73%	$310,352
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Increase from payment by affiliate	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.76	0.17	0.26	—	0.43	(0.18)	—	(0.18)
Year Ended 5/31/2018	$10.10	0.39	0.44	—	0.83	(0.39)	(0.78)	(1.17)
Year Ended 5/31/2017	$9.40	0.37	0.74	0.00 (f)	1.11	(0.41)	—	(0.41)
Year Ended 5/31/2016	$9.74	0.36	(0.15)	—	0.21	(0.36)	(0.19)	(0.55)
Year Ended 5/31/2015	$10.83	0.36	0.22	—	0.58	(0.33)	(1.34)	(1.67)
Year Ended 5/31/2014	$9.96	0.34	1.35	—	1.69	(0.32)	(0.50)	(0.82)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$9.55	0.13	0.26	—	0.39	(0.15)	—	(0.15)
Year Ended 5/31/2018	$9.91	0.32	0.43	—	0.75	(0.33)	(0.78)	(1.11)
Year Ended 5/31/2017	$9.23	0.30	0.73	0.00 (f)	1.03	(0.35)	—	(0.35)
Year Ended 5/31/2016	$9.58	0.30	(0.16)	—	0.14	(0.30)	(0.19)	(0.49)
Year Ended 5/31/2015	$10.66	0.29	0.23	—	0.52	(0.26)	(1.34)	(1.60)
Year Ended 5/31/2014	$9.83	0.26	1.32	—	1.58	(0.25)	(0.50)	(0.75)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$9.58	0.15	0.25	—	0.40	(0.16)	—	(0.16)
Year Ended 5/31/2018	$9.94	0.35	0.43	—	0.78	(0.36)	(0.78)	(1.14)
Year Ended 5/31/2017	$9.25	0.33	0.73	0.00 (f)	1.06	(0.37)	—	(0.37)
Year Ended 5/31/2016	$9.60	0.32	(0.16)	—	0.16	(0.32)	(0.19)	(0.51)
Year Ended 5/31/2015	$10.69	0.31	0.23	—	0.54	(0.29)	(1.34)	(1.63)
Year Ended 5/31/2014	$9.85	0.24	1.38	—	1.62	(0.28)	(0.50)	(0.78)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Rounds to zero.
(g)	The Fund received a payment from an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$10.01	4.40%	0.65% (c)	0.64% (c)	3.39% (c)	46%	$119,208
Year Ended 5/31/2018	$9.76	8.40%	0.64% (e)	0.63% (e)	3.86%	65%	$132,205
Year Ended 5/31/2017	$10.10	12.01% (g)	0.63% (e)	0.63% (e)	3.82%	65%	$159,887
Year Ended 5/31/2016	$9.40	2.56%	0.62% (e)	0.62% (e)	3.97%	85%	$65,791
Year Ended 5/31/2015	$9.74	6.17%	0.60%	0.60%	3.54%	78%	$60,275
Year Ended 5/31/2014	$10.83	17.84%	0.61%	0.61%	3.29%	73%	$38,342
Class R
Six Months Ended 11/30/2018 (Unaudited)	$9.79	4.08%	1.24% (c)	1.24% (c),(d)	2.77% (c)	46%	$41,223
Year Ended 5/31/2018	$9.55	7.69%	1.23% (e)	1.23% (d),(e)	3.28%	65%	$43,418
Year Ended 5/31/2017	$9.91	11.32% (g)	1.24% (e)	1.24% (d),(e)	3.17%	65%	$45,454
Year Ended 5/31/2016	$9.23	1.83%	1.26% (e)	1.26% (d),(e)	3.31%	85%	$38,578
Year Ended 5/31/2015	$9.58	5.65%	1.25%	1.25% (d)	2.87%	78%	$36,480
Year Ended 5/31/2014	$10.66	16.89%	1.26%	1.26% (d)	2.61%	73%	$31,544
Class T
Six Months Ended 11/30/2018 (Unaudited)	$9.82	4.20%	0.99% (c)	0.99% (c),(d)	3.02% (c)	46%	$33
Year Ended 5/31/2018	$9.58	7.95%	0.98% (e)	0.98% (d),(e)	3.57%	65%	$45
Year Ended 5/31/2017	$9.94	11.69% (g)	0.99% (e)	0.99% (d),(e)	3.41%	65%	$61
Year Ended 5/31/2016	$9.25	2.08%	1.01% (e)	1.01% (d),(e)	3.51%	85%	$76
Year Ended 5/31/2015	$9.60	5.82%	1.00%	1.00% (d)	2.99%	78%	$113
Year Ended 5/31/2014	$10.69	17.28%	1.01%	1.01% (d)	2.32%	73%	$201
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	19

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Dividend Opportunity Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
22	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.62% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective through September 30, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.05
Class R	0.10
Class T	0.10
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%,
24	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $929,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	390,102
Class C	7,456
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.16%	1.16%
Advisor Class	0.91	0.91
Class C	1.91	1.91
Institutional Class	0.91	0.91
Institutional 2 Class	0.86	0.84
Institutional 3 Class	0.81	0.79
Class R	1.41	1.41
Class T	1.16	1.16
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,444,718,000	512,742,000	(29,808,000)	482,934,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,375,675,412 and $1,659,841,648, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	562,500	2.69	8
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2018.
26	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Note 9. Significant risks
Shareholder concentration risk
At November 30, 2018, affiliated shareholders of record owned 58.9% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	27

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Dividend Opportunity Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
28	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed the Fund’s underperformance for certain periods, noting that appropriate steps (such as a change to the management team) had been taken.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Dividend Opportunity Fund | Semiannual Report 2018	29

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
30	Columbia Dividend Opportunity Fund | Semiannual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Dividend Opportunity Fund | Semiannual Report 2018	31

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Columbia Dividend Opportunity Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR140_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia High Yield Bond Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia High Yield Bond Fund   |  Semiannual Report 2018

Columbia High Yield Bond Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia High Yield Bond Fund (the Fund) seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.
Portfolio management
Brian Lavin, CFA
Lead Portfolio Manager
Managed Fund since 2010
Jennifer Ponce de Leon*
Portfolio Manager
Managed Fund since 2010
* Ms. Ponce de Leon is on a medical leave of absence and, while she is expected to return, a timetable for her return is not set.
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	12/08/83	-0.05	-1.95	3.49	10.17
	Including sales charges		-4.73	-6.66	2.48	9.61
Advisor Class		12/11/06	0.09	-1.66	3.75	10.29
Class C	Excluding sales charges	06/26/00	-0.08	-2.38	2.80	9.39
	Including sales charges		-1.06	-3.32	2.80	9.39
Institutional Class*		09/27/10	0.08	-1.38	3.74	10.39
Institutional 2 Class		12/11/06	0.11	-1.66	3.77	10.51
Institutional 3 Class*		11/08/12	0.49	-1.26	3.96	10.47
Class R		12/11/06	-0.16	-2.18	3.23	9.91
Class T	Excluding sales charges	12/01/06	-0.07	-2.02	3.43	10.16
	Including sales charges		-2.49	-4.62	2.88	9.88
ICE BofAML U.S. Cash Pay High Yield Constrained Index			0.22	0.21	4.39	11.93
Returns for Class A shares are shown with and without the maximum initial sales charge of 4.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The ICE BofAML U.S. Cash Pay High Yield Constrained Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt, currently in a coupon paying period that is publicly issued in the U.S. domestic market.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia High Yield Bond Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2018)
Corporate Bonds & Notes	94.8
Money Market Funds	2.5
Senior Loans	2.7
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2018)
BB rating	38.1
B rating	51.4
CCC rating	10.3
Not rated	0.2
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the average rating of Moody’s, S&P and Fitch. When ratings are available from only two rating agencies, the average of the two rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia High Yield Bond Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	999.50	1,019.85	5.21	5.27	1.04
Advisor Class	1,000.00	1,000.00	1,000.90	1,021.11	3.96	4.00	0.79
Class C	1,000.00	1,000.00	999.20	1,016.14	8.92	9.00	1.78
Institutional Class	1,000.00	1,000.00	1,000.80	1,021.11	3.96	4.00	0.79
Institutional 2 Class	1,000.00	1,000.00	1,001.10	1,021.51	3.56	3.60	0.71
Institutional 3 Class	1,000.00	1,000.00	1,004.90	1,021.76	3.32	3.35	0.66
Class R	1,000.00	1,000.00	998.40	1,018.60	6.46	6.53	1.29
Class T	1,000.00	1,000.00	999.30	1,019.85	5.21	5.27	1.04
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia High Yield Bond Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Corporate Bonds & Notes 93.6%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Aerospace & Defense 1.7%
Bombardier, Inc.(a)
12/01/2021	8.750%	4,392,000	4,537,503
01/15/2023	6.125%	2,200,000	2,087,637
12/01/2024	7.500%	2,345,000	2,227,541
03/15/2025	7.500%	100,000	94,943
TransDigm, Inc.
05/15/2025	6.500%	6,569,000	6,549,970
06/15/2026	6.375%	11,049,000	10,778,786
Total			26,276,380
Automotive 0.3%
IHO Verwaltungs GmbH PIK(a)
09/15/2023	4.500%	5,052,000	4,729,051
Banking 0.6%
Ally Financial, Inc.
11/01/2031	8.000%	7,683,000	8,967,682
Brokerage/Asset Managers/Exchanges 0.5%
NFP Corp.(a)
07/15/2025	6.875%	6,349,000	6,012,287
VFH Parent LLC/Orchestra Co-Issuer, Inc.(a)
06/15/2022	6.750%	1,000,000	1,013,473
Total			7,025,760
Building Materials 1.5%
American Builders & Contractors Supply Co., Inc.(a)
12/15/2023	5.750%	3,365,000	3,358,236
05/15/2026	5.875%	5,769,000	5,592,428
Beacon Roofing Supply, Inc.(a)
11/01/2025	4.875%	8,607,000	7,810,853
Core & Main LP(a)
08/15/2025	6.125%	4,640,000	4,245,633
Gibraltar Industries, Inc.
02/01/2021	6.250%	1,557,000	1,557,034
Standard Industries, Inc.(a)
02/15/2023	5.500%	132,000	130,054
U.S. Concrete, Inc.
06/01/2024	6.375%	934,000	884,977
Total			23,579,215
Cable and Satellite 11.3%
CCO Holdings LLC/Capital Corp.(a)
04/01/2024	5.875%	5,483,000	5,528,701
05/01/2025	5.375%	8,876,000	8,726,129
02/15/2026	5.750%	3,324,000	3,325,695
05/01/2026	5.500%	3,194,000	3,117,104
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
05/01/2027	5.875%	1,954,000	1,920,889
CSC Holdings LLC(a)
12/15/2021	5.125%	3,721,000	3,702,748
12/15/2021	5.125%	2,020,000	2,011,896
01/15/2023	10.125%	2,507,000	2,714,036
10/15/2025	10.875%	13,379,000	15,418,816
05/15/2026	5.500%	5,971,000	5,793,207
04/15/2027	5.500%	1,856,000	1,777,755
02/01/2028	5.375%	4,462,000	4,193,660
04/01/2028	7.500%	8,870,000	9,138,690
DISH DBS Corp.
11/15/2024	5.875%	6,100,000	5,185,348
07/01/2026	7.750%	20,329,000	17,989,742
Intelsat Jackson Holdings SA(a)
10/15/2024	8.500%	4,190,000	4,149,018
Radiate HoldCo LLC/Finance, Inc.(a)
02/15/2023	6.875%	1,537,000	1,438,835
02/15/2025	6.625%	4,416,000	3,976,043
Sirius XM Radio, Inc.(a)
04/15/2025	5.375%	6,966,000	6,858,424
07/15/2026	5.375%	3,128,000	3,035,564
08/01/2027	5.000%	9,089,000	8,540,170
Unitymedia GmbH(a)
01/15/2025	6.125%	5,882,000	6,007,598
Unitymedia Hessen GmbH & Co. KG NRW(a)
01/15/2025	5.000%	9,702,000	9,749,307
Virgin Media Finance PLC(a)
10/15/2024	6.000%	1,618,000	1,573,663
01/15/2025	5.750%	9,322,000	8,859,424
Virgin Media Secured Finance PLC(a)
01/15/2026	5.250%	6,495,000	6,088,965
08/15/2026	5.500%	5,398,000	5,114,945
Ziggo Bond Finance BV(a)
01/15/2027	6.000%	9,914,000	8,891,064
Ziggo BV(a)
01/15/2027	5.500%	13,035,000	12,138,883
Total			176,966,319
Chemicals 3.3%
Alpha 2 BV(a)
06/01/2023	8.750%	4,600,000	4,465,284
Angus Chemical Co.(a)
02/15/2023	8.750%	4,470,000	4,535,906
Atotech U.S.A., Inc.(a)
02/01/2025	6.250%	4,581,000	4,397,696
Axalta Coating Systems LLC(a)
08/15/2024	4.875%	3,649,000	3,531,684
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Platform Specialty Products Corp.(a)
02/01/2022	6.500%	734,000	747,697
12/01/2025	5.875%	11,330,000	11,050,013
PQ Corp.(a)
11/15/2022	6.750%	7,780,000	8,088,765
12/15/2025	5.750%	3,960,000	3,703,123
SPCM SA(a)
09/15/2025	4.875%	3,211,000	2,941,703
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	7,874,000	7,561,237
Total			51,023,108
Construction Machinery 1.0%
H&E Equipment Services, Inc.
09/01/2025	5.625%	960,000	894,964
Ritchie Bros. Auctioneers, Inc.(a)
01/15/2025	5.375%	3,058,000	3,002,565
United Rentals North America, Inc.
09/15/2026	5.875%	4,149,000	4,035,861
12/15/2026	6.500%	7,652,000	7,678,131
Total			15,611,521
Consumer Cyclical Services 1.1%
APX Group, Inc.
12/01/2020	8.750%	6,927,000	6,644,392
12/01/2022	7.875%	7,217,000	7,059,540
09/01/2023	7.625%	2,732,000	2,219,130
frontdoor, Inc.(a)
08/15/2026	6.750%	1,680,000	1,625,610
Total			17,548,672
Consumer Products 1.7%
Energizer Gamma Acquisition, Inc.(a)
07/15/2026	6.375%	761,000	717,047
Mattel, Inc.(a)
12/31/2025	6.750%	4,505,000	4,263,685
Prestige Brands, Inc.(a)
03/01/2024	6.375%	6,212,000	6,159,018
Resideo Funding, Inc.(a)
11/01/2026	6.125%	855,000	851,245
Scotts Miracle-Gro Co. (The)
10/15/2023	6.000%	6,237,000	6,303,368
12/15/2026	5.250%	1,599,000	1,496,637
Spectrum Brands, Inc.
07/15/2025	5.750%	6,958,000	6,589,755
Total			26,380,755
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Diversified Manufacturing 1.0%
Apergy Corp.(a)
05/01/2026	6.375%	5,525,000	5,455,611
Gates Global LLC/Co.(a)
07/15/2022	6.000%	5,323,000	5,308,990
SPX FLOW, Inc.(a)
08/15/2024	5.625%	1,294,000	1,248,619
Welbilt, Inc.
02/15/2024	9.500%	1,206,000	1,295,483
Zekelman Industries, Inc.(a)
06/15/2023	9.875%	2,565,000	2,732,087
Total			16,040,790
Electric 3.5%
AES Corp.
05/15/2026	6.000%	4,759,000	4,912,383
09/01/2027	5.125%	4,022,000	3,968,986
Calpine Corp.
02/01/2024	5.500%	3,320,000	3,057,614
01/15/2025	5.750%	2,091,000	1,920,416
Calpine Corp.(a)
06/01/2026	5.250%	2,670,000	2,494,541
Clearway Energy Operating LLC
08/15/2024	5.375%	8,198,000	7,811,063
09/15/2026	5.000%	4,914,000	4,475,194
Clearway Energy Operating LLC(a)
10/15/2025	5.750%	2,535,000	2,439,463
NextEra Energy Operating Partners LP(a)
09/15/2027	4.500%	8,038,000	7,375,741
Pattern Energy Group, Inc.(a)
02/01/2024	5.875%	8,828,000	8,598,534
TerraForm Power Operating LLC(a)
01/31/2028	5.000%	8,635,000	7,733,040
Total			54,786,975
Finance Companies 3.8%
Avolon Holdings Funding Ltd.(a)
01/15/2023	5.500%	5,347,000	5,367,399
10/01/2023	5.125%	3,648,000	3,619,381
iStar, Inc.
04/01/2022	6.000%	5,934,000	5,848,871
Navient Corp.
03/25/2020	8.000%	681,000	703,148
07/26/2021	6.625%	4,512,000	4,555,184
01/25/2022	7.250%	2,868,000	2,920,453
06/15/2022	6.500%	3,348,000	3,356,079
01/25/2023	5.500%	2,877,000	2,713,123
10/25/2024	5.875%	3,168,000	2,851,526

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia High Yield Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
06/15/2026	6.750%	2,678,000	2,424,056
Park Aerospace Holdings Ltd.(a)
08/15/2022	5.250%	476,000	476,075
Provident Funding Associates LP/Finance Corp.(a)
06/15/2025	6.375%	5,145,000	4,887,884
Quicken Loans, Inc.(a)
05/01/2025	5.750%	9,555,000	9,095,586
Springleaf Finance Corp.
03/15/2023	5.625%	2,868,000	2,760,169
03/15/2025	6.875%	4,288,000	4,045,067
03/15/2026	7.125%	3,974,000	3,750,125
Total			59,374,126
Food and Beverage 2.8%
B&G Foods, Inc.
04/01/2025	5.250%	5,930,000	5,602,765
FAGE International SA/U.S.A. Dairy Industry, Inc.(a)
08/15/2026	5.625%	10,147,000	8,829,239
Lamb Weston Holdings, Inc.(a)
11/01/2024	4.625%	2,055,000	1,995,417
11/01/2026	4.875%	5,921,000	5,766,645
Post Holdings, Inc.(a)
03/01/2025	5.500%	2,369,000	2,259,666
08/15/2026	5.000%	5,309,000	4,871,183
03/01/2027	5.750%	12,740,000	11,971,600
01/15/2028	5.625%	1,908,000	1,773,921
Total			43,070,436
Gaming 4.5%
Boyd Gaming Corp.
05/15/2023	6.875%	5,088,000	5,280,118
04/01/2026	6.375%	280,000	278,098
08/15/2026	6.000%	3,805,000	3,696,763
Caesars Resort Collection LLC/CRC Finco, Inc.(a)
10/15/2025	5.250%	2,678,000	2,455,557
Eldorado Resorts, Inc.
04/01/2025	6.000%	5,035,000	4,924,160
Eldorado Resorts, Inc.(a)
09/15/2026	6.000%	2,650,000	2,563,281
International Game Technology PLC(a)
02/15/2022	6.250%	5,709,000	5,878,740
02/15/2025	6.500%	3,197,000	3,269,505
01/15/2027	6.250%	3,122,000	3,121,145
MGM Growth Properties Operating Partnership LP/Finance Co-Issuer, Inc.
05/01/2024	5.625%	2,126,000	2,146,188
01/15/2028	4.500%	296,000	261,375
MGM Resorts International
03/15/2023	6.000%	4,095,000	4,163,358
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Penn National Gaming, Inc.(a)
01/15/2027	5.625%	5,209,000	4,786,524
Rivers Pittsburgh Borrower LP/Finance Corp.(a)
08/15/2021	6.125%	1,976,000	1,941,710
Scientific Games International, Inc.
12/01/2022	10.000%	9,540,000	9,888,868
Scientific Games International, Inc.(a)
10/15/2025	5.000%	7,501,000	7,020,598
Stars Group Holdings BV/Co-Borrower LLC(a)
07/15/2026	7.000%	1,715,000	1,725,791
Tunica-Biloxi Gaming Authority(a)
12/15/2020	3.780%	11,735,119	3,051,131
Wynn Las Vegas LLC/Capital Corp.(a)
03/01/2025	5.500%	4,608,000	4,385,374
Total			70,838,284
Health Care 5.2%
Avantor, Inc.(a)
10/01/2025	9.000%	2,450,000	2,485,523
Change Healthcare Holdings LLC/Finance, Inc.(a)
03/01/2025	5.750%	6,546,000	6,322,160
Charles River Laboratories International, Inc.(a)
04/01/2026	5.500%	1,689,000	1,691,417
CHS/Community Health Systems, Inc.
03/31/2023	6.250%	4,274,000	3,964,434
HCA, Inc.
02/01/2025	5.375%	2,498,000	2,520,454
04/15/2025	5.250%	6,176,000	6,236,074
06/15/2026	5.250%	6,707,000	6,750,126
02/15/2027	4.500%	4,309,000	4,136,795
Hologic, Inc.(a)
10/15/2025	4.375%	5,368,000	5,098,059
02/01/2028	4.625%	1,613,000	1,504,897
MPH Acquisition Holdings LLC(a)
06/01/2024	7.125%	9,307,000	9,291,104
Polaris Intermediate Corp. PIK(a)
12/01/2022	8.500%	3,246,000	3,234,188
Sotera Health Holdings LLC(a)
05/15/2023	6.500%	5,871,000	5,782,195
Teleflex, Inc.
11/15/2027	4.625%	3,130,000	2,929,348
Tenet Healthcare Corp.
04/01/2022	8.125%	1,513,000	1,573,467
06/15/2023	6.750%	1,881,000	1,857,790
07/15/2024	4.625%	6,373,000	6,083,290
05/01/2025	5.125%	4,007,000	3,811,839
08/01/2025	7.000%	5,680,000	5,555,949
Total			80,829,109

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Healthcare Insurance 1.2%
Centene Corp.(a)
06/01/2026	5.375%	6,021,000	6,087,472
WellCare Health Plans, Inc.
04/01/2025	5.250%	8,891,000	8,840,090
WellCare Health Plans, Inc.(a)
08/15/2026	5.375%	4,429,000	4,400,987
Total			19,328,549
Home Construction 1.2%
Lennar Corp.
11/15/2024	5.875%	5,630,000	5,643,675
06/01/2026	5.250%	2,127,000	2,039,253
06/15/2027	5.000%	1,578,000	1,475,350
Meritage Homes Corp.
04/01/2022	7.000%	2,106,000	2,179,714
06/06/2027	5.125%	2,051,000	1,816,665
Taylor Morrison Communities, Inc./Holdings II(a)
04/15/2023	5.875%	2,300,000	2,258,979
03/01/2024	5.625%	2,745,000	2,612,411
Total			18,026,047
Independent Energy 8.3%
Callon Petroleum Co.
10/01/2024	6.125%	3,098,000	2,996,971
07/01/2026	6.375%	6,304,000	6,089,097
Carrizo Oil & Gas, Inc.
04/15/2023	6.250%	7,878,000	7,536,300
Centennial Resource Production LLC(a)
01/15/2026	5.375%	2,763,000	2,585,903
Chaparral Energy, Inc.(a)
07/15/2023	8.750%	3,303,000	3,117,768
Chesapeake Energy Corp.
10/01/2026	7.500%	5,180,000	4,811,096
CrownRock LP/Finance, Inc.(a)
10/15/2025	5.625%	10,020,000	9,380,874
Endeavor Energy Resources LP/Finance, Inc.(a)
01/30/2026	5.500%	882,000	906,071
01/30/2028	5.750%	8,253,000	8,478,018
Extraction Oil & Gas, Inc.(a)
02/01/2026	5.625%	3,416,000	2,696,276
Halcon Resources Corp.
02/15/2025	6.750%	9,749,000	7,480,369
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	3,292,000	3,052,734
Jagged Peak Energy LLC(a)
05/01/2026	5.875%	4,779,000	4,587,228
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Laredo Petroleum, Inc.
01/15/2022	5.625%	1,916,000	1,804,678
03/15/2023	6.250%	11,925,000	11,179,914
Matador Resources Co.(a)
09/15/2026	5.875%	5,014,000	4,765,205
MEG Energy Corp.(a)
01/15/2025	6.500%	1,250,000	1,284,375
Parsley Energy LLC/Finance Corp.(a)
01/15/2025	5.375%	3,378,000	3,231,439
08/15/2025	5.250%	6,493,000	6,166,266
10/15/2027	5.625%	5,703,000	5,431,349
PDC Energy, Inc.
09/15/2024	6.125%	7,150,000	6,864,758
SM Energy Co.
06/01/2025	5.625%	1,555,000	1,431,181
09/15/2026	6.750%	6,449,000	6,174,363
01/15/2027	6.625%	2,643,000	2,499,530
Whiting Petroleum Corp.
01/15/2026	6.625%	4,576,000	4,404,308
WPX Energy, Inc.
01/15/2022	6.000%	2,579,000	2,598,059
09/15/2024	5.250%	6,175,000	5,881,552
06/01/2026	5.750%	2,762,000	2,651,603
Total			130,087,285
Leisure 0.6%
Boyne U.S.A., Inc.(a)
05/01/2025	7.250%	2,820,000	2,939,061
Live Nation Entertainment, Inc.(a)
11/01/2024	4.875%	3,002,000	2,907,620
Viking Cruises Ltd.(a)
09/15/2027	5.875%	4,475,000	4,208,894
Total			10,055,575
Lodging 0.1%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	895,000	889,898
Media and Entertainment 2.3%
Match Group, Inc.
06/01/2024	6.375%	3,938,000	4,072,128
Netflix, Inc.
04/15/2028	4.875%	10,819,000	9,976,827
Netflix, Inc.(a)
11/15/2028	5.875%	8,902,000	8,801,746
05/15/2029	6.375%	4,066,000	4,117,073
Outfront Media Capital LLC/Corp.
03/15/2025	5.875%	8,348,000	8,378,362
Total			35,346,136

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia High Yield Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 5.0%
Alcoa Nederland Holding BV(a)
09/30/2024	6.750%	2,114,000	2,189,745
09/30/2026	7.000%	1,675,000	1,738,362
Big River Steel LLC/Finance Corp.(a)
09/01/2025	7.250%	4,341,000	4,428,332
Constellium NV(a)
05/15/2024	5.750%	833,000	782,793
03/01/2025	6.625%	3,870,000	3,700,807
02/15/2026	5.875%	8,427,000	7,695,680
Freeport-McMoRan, Inc.
03/15/2043	5.450%	19,800,000	16,178,421
Grinding Media, Inc./Moly-Cop AltaSteel Ltd.(a)
12/15/2023	7.375%	3,139,000	3,145,228
HudBay Minerals, Inc.(a)
01/15/2023	7.250%	2,853,000	2,856,030
01/15/2025	7.625%	7,151,000	7,109,238
Novelis Corp.(a)
08/15/2024	6.250%	2,094,000	2,072,428
09/30/2026	5.875%	9,483,000	8,837,435
Teck Resources Ltd.
07/15/2041	6.250%	17,198,000	16,945,568
Total			77,680,067
Midstream 5.5%
Cheniere Energy Partners LP(a)
10/01/2026	5.625%	4,907,000	4,778,240
DCP Midstream Operating LP
04/01/2044	5.600%	12,746,000	11,207,876
Delek Logistics Partners LP/Finance Corp.
05/15/2025	6.750%	4,005,000	3,925,569
Energy Transfer Equity LP
06/01/2027	5.500%	4,360,000	4,347,596
Holly Energy Partners LP/Finance Corp.(a)
08/01/2024	6.000%	4,921,000	4,860,014
NGPL PipeCo LLC(a)
12/15/2037	7.768%	3,576,000	4,123,167
NuStar Logistics LP
04/28/2027	5.625%	5,741,000	5,488,597
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	5,388,000	5,253,300
Sunoco LP/Finance Corp.(a)
01/15/2023	4.875%	1,880,000	1,832,763
02/15/2026	5.500%	6,176,000	5,875,890
Tallgrass Energy Partners LP/Finance Corp.(a)
01/15/2028	5.500%	4,597,000	4,528,730
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Targa Resources Partners LP/Finance Corp.(a)
04/15/2026	5.875%	1,588,000	1,580,521
Targa Resources Partners LP/Finance Corp.
02/01/2027	5.375%	10,155,000	9,758,925
01/15/2028	5.000%	14,769,000	13,640,678
TransMontaigne Partners LP/TLP Finance Corp.
02/15/2026	6.125%	4,327,000	3,948,344
Total			85,150,210
Oil Field Services 2.2%
Calfrac Holdings LP(a)
06/15/2026	8.500%	2,494,000	2,098,938
Diamond Offshore Drilling, Inc.
08/15/2025	7.875%	2,320,000	2,075,692
Nabors Industries, Inc.
09/15/2021	4.625%	756,000	702,193
01/15/2023	5.500%	3,416,000	3,005,366
02/01/2025	5.750%	9,497,000	7,695,685
SESI LLC
12/15/2021	7.125%	4,203,000	3,971,822
09/15/2024	7.750%	6,328,000	5,661,238
Transocean Guardian Ltd.(a)
01/15/2024	5.875%	4,263,000	4,157,226
Weatherford International LLC(a)
03/01/2025	9.875%	532,000	352,450
Weatherford International Ltd.
06/15/2021	7.750%	3,681,000	3,026,364
06/15/2023	8.250%	122,000	80,609
02/15/2024	9.875%	1,850,000	1,234,355
Total			34,061,938
Other Industry 0.5%
KAR Auction Services, Inc.(a)
06/01/2025	5.125%	5,439,000	5,106,160
WeWork Companies, Inc.(a)
05/01/2025	7.875%	2,264,000	2,119,104
Total			7,225,264
Other REIT 0.5%
CyrusOne LP/Finance Corp.
03/15/2024	5.000%	2,561,000	2,546,487
03/15/2027	5.375%	5,056,000	4,957,327
Total			7,503,814
Packaging 3.5%
ARD Finance SA PIK
09/15/2023	7.125%	2,992,000	2,761,858

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Ardagh Packaging Finance PLC/Holdings U.S.A., Inc.(a)
05/15/2024	7.250%	8,624,000	8,718,355
02/15/2025	6.000%	10,823,000	10,072,511
Berry Global, Inc.
07/15/2023	5.125%	5,060,000	5,019,692
BWAY Holding Co.(a)
04/15/2024	5.500%	2,480,000	2,372,294
Flex Acquisition Co., Inc.(a)
07/15/2026	7.875%	2,750,000	2,588,679
Multi-Color Corp.(a)
11/01/2025	4.875%	6,772,000	6,078,107
Novolex (a)
01/15/2025	6.875%	1,763,000	1,628,508
Reynolds Group Issuer, Inc./LLC
10/15/2020	5.750%	6,623,851	6,616,009
Reynolds Group Issuer, Inc./LLC(a)
07/15/2024	7.000%	9,060,000	9,061,649
Total			54,917,662
Pharmaceuticals 2.3%
Bausch Health Companies, Inc.(a)
12/01/2021	5.625%	5,669,000	5,661,948
04/15/2025	6.125%	8,068,000	7,585,041
11/01/2025	5.500%	1,638,000	1,610,562
12/15/2025	9.000%	2,881,000	3,038,833
04/01/2026	9.250%	5,400,000	5,756,206
01/31/2027	8.500%	1,308,000	1,354,014
Catalent Pharma Solutions, Inc.(a)
01/15/2026	4.875%	3,073,000	2,914,365
Jaguar Holding Co. II/Pharmaceutical Product Development LLC(a)
08/01/2023	6.375%	7,606,000	7,527,765
Total			35,448,734
Property & Casualty 0.3%
Alliant Holdings Intermediate LLC/Co-Issuer(a)
08/01/2023	8.250%	757,000	771,002
HUB International Ltd.(a)
05/01/2026	7.000%	4,689,000	4,463,633
Total			5,234,635
Restaurants 0.2%
IRB Holding Corp.(a)
02/15/2026	6.750%	3,359,000	3,110,753
Retailers 0.3%
L Brands, Inc.
11/01/2035	6.875%	2,990,000	2,536,471
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Party City Holdings, Inc.(a)
08/15/2023	6.125%	374,000	374,937
08/01/2026	6.625%	1,541,000	1,486,812
Penske Automotive Group, Inc.
12/01/2024	5.375%	1,051,000	994,234
Total			5,392,454
Supermarkets 0.1%
Albertsons Companies LLC/Safeway, Inc./New Albertsons LP
03/15/2025	5.750%	1,589,000	1,435,557
Technology 6.1%
Ascend Learning LLC(a)
08/01/2025	6.875%	2,274,000	2,205,173
Camelot Finance SA(a)
10/15/2024	7.875%	5,956,000	5,874,915
CDK Global, Inc.
06/01/2027	4.875%	4,080,000	3,834,245
CommScope Technologies LLC(a)
06/15/2025	6.000%	3,204,000	2,972,069
03/15/2027	5.000%	1,955,000	1,609,209
Equinix, Inc.
01/15/2026	5.875%	10,292,000	10,424,057
05/15/2027	5.375%	7,720,000	7,579,426
First Data Corp.(a)
12/01/2023	7.000%	2,394,000	2,477,790
Gartner, Inc.(a)
04/01/2025	5.125%	7,077,000	6,986,124
Informatica LLC(a)
07/15/2023	7.125%	3,726,000	3,742,830
Iron Mountain, Inc.
08/15/2024	5.750%	5,392,000	5,139,649
Iron Mountain, Inc.(a)
03/15/2028	5.250%	5,741,000	5,189,818
NCR Corp.
07/15/2022	5.000%	736,000	706,612
12/15/2023	6.375%	5,954,000	5,876,640
Qualitytech LP/QTS Finance Corp.(a)
11/15/2025	4.750%	7,397,000	6,966,458
Refinitiv US Holdings, Inc.(a)
05/15/2026	6.250%	2,082,000	2,057,799
11/15/2026	8.250%	7,095,000	6,747,416
Symantec Corp.(a)
04/15/2025	5.000%	6,799,000	6,578,053
Tempo Acquisition LLC/Finance Corp.(a)
06/01/2025	6.750%	5,505,000	5,202,985

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia High Yield Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Verscend Escrow Corp.(a)
08/15/2026	9.750%	3,128,000	3,007,991
Total			95,179,259
Transportation Services 1.0%
Avis Budget Car Rental LLC/Finance, Inc.
04/01/2023	5.500%	1,799,000	1,771,661
Avis Budget Car Rental LLC/Finance, Inc.(a)
03/15/2025	5.250%	6,975,000	6,227,859
Hertz Corp. (The)(a)
06/01/2022	7.625%	8,044,000	7,914,596
Total			15,914,116
Wireless 5.9%
Altice France SA(a)
05/01/2026	7.375%	21,750,000	20,886,090
02/01/2027	8.125%	3,670,000	3,605,254
SBA Communications Corp.
09/01/2024	4.875%	10,899,000	10,580,793
Sprint Capital Corp.
11/15/2028	6.875%	6,700,000	6,471,175
Sprint Corp.
02/15/2025	7.625%	10,933,000	11,282,375
03/01/2026	7.625%	5,016,000	5,137,763
T-Mobile U.S.A., Inc.
03/01/2025	6.375%	5,074,000	5,222,338
01/15/2026	6.500%	14,772,000	15,334,444
02/01/2026	4.500%	2,703,000	2,533,519
02/01/2028	4.750%	3,381,000	3,124,440
Wind Tre SpA(a)
01/20/2026	5.000%	10,204,000	8,502,942
Total			92,681,133
Wirelines 2.7%
CenturyLink, Inc.
03/15/2022	5.800%	6,500,000	6,460,935
04/01/2024	7.500%	8,281,000	8,491,602
04/01/2025	5.625%	2,598,000	2,428,286
Frontier Communications Corp.
04/15/2024	7.625%	825,000	475,919
01/15/2025	6.875%	9,307,000	5,022,774
09/15/2025	11.000%	2,754,000	1,946,379
Telecom Italia Capital SA
09/30/2034	6.000%	6,343,000	5,437,917
Zayo Group LLC/Capital, Inc.
05/15/2025	6.375%	8,977,000	8,817,317
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Zayo Group LLC/Capital, Inc.(a)
01/15/2027	5.750%	3,670,000	3,504,138
Total			42,585,267
Total Corporate Bonds & Notes (Cost $1,529,388,379)			1,460,302,536

Senior Loans 2.7%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Chemicals 0.2%
Starfruit Finco BV/US Holdco LLC/AzkoNobel(b),(c)
Term Loan
3-month USD LIBOR + 3.250% 10/01/2025	5.549%	3,442,000	3,390,370
Consumer Products 0.3%
Serta Simmons Bedding LLC(b),(c)
2nd Lien Term Loan
3-month USD LIBOR + 8.000% 11/08/2024	10.318%	6,720,250	5,002,419
Food and Beverage 0.3%
8th Avenue Food & Provisions, Inc.(b),(c)
1st Lien Term Loan
3-month USD LIBOR + 3.750% 10/01/2025	6.049%	1,848,284	1,845,197
2nd Lien Term Loan
3-month USD LIBOR + 7.750% 10/01/2026	10.049%	3,441,442	3,454,348
Total			5,299,545
Media and Entertainment 0.0%
UFC Holdings LLC(b),(c)
2nd Lien Term Loan
3-month USD LIBOR + 7.500% 08/18/2024	9.845%	440,000	438,900
Pharmaceuticals 0.6%
Bausch Health Companies, Inc.(b),(c)
Term Loan
3-month USD LIBOR + 3.000% 06/02/2025	5.314%	1,269,450	1,255,346
3-month USD LIBOR + 2.750% 06/02/2025	4.972%	7,826,000	7,700,784
Total			8,956,130
Property & Casualty 0.1%
Hub International Ltd.(b),(c)
Term Loan
3-month USD LIBOR + 3.000% 04/25/2025	5.490%	1,439,392	1,412,404

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Technology 1.2%
Applied Systems, Inc.(b),(c)
1st Lien Term Loan
3-month USD LIBOR + 3.000% 09/19/2024	5.386%	1,787,940	1,765,591
Ascend Learning LLC(b),(c)
Term Loan
3-month USD LIBOR + 3.000% 07/12/2024	5.345%	776,160	765,814
Financial & Risk US Holdings, Inc./Refinitiv(a),(b),(c),(d)
Term Loan
3-month USD LIBOR + 3.750% 10/01/2025		10,545,890	10,261,573
Greeneden US Holdings I LLC/Genesys Telecommunications Laboratories, Inc.(b),(c)
Tranche B3 Term Loan
3-month USD LIBOR + 3.250% 12/01/2023	5.595%	1,741,601	1,723,245
Hyland Software, Inc.(b),(c)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 07/01/2024	5.845%	1,104,059	1,094,862
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Misys Ltd./Almonde/Tahoe(b),(c)
1st Lien Term Loan
3-month USD LIBOR + 3.500% 06/13/2024	5.886%	2,405,489	2,323,437
Total			17,934,522
Total Senior Loans (Cost $44,603,998)			42,434,290

Money Market Funds 2.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(e),(f)	38,240,499	38,236,675
Total Money Market Funds (Cost $38,240,499)		38,236,675
Total Investments in Securities (Cost: $1,612,232,876)		1,540,973,501
Other Assets & Liabilities, Net		18,644,337
Net Assets		1,559,617,838

At November 30, 2018, securities and/or cash totaling $1,749,474 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(780)	03/2019	USD	(92,754,262)	—	(342,758)

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	3.926	USD	18,000,000	(267,596)	—	—	—	(267,596)
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia High Yield Bond Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2018, the total value of these securities amounted to $838,009,951, which represents 53.73% of total net assets.
(b)	The stated interest rate represents the weighted average interest rate at November 30, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(c)	Variable rate security. The interest rate shown was the current rate as of November 30, 2018.
(d)	Represents a security purchased on a forward commitment basis.
(e)	The rate shown is the seven-day current annualized yield at November 30, 2018.
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	70,417,682	322,172,998	(354,350,181)	38,240,499	(4,387)	(3,927)	824,963	38,236,675
Abbreviation Legend
PIK	Payment In Kind
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	13

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Corporate Bonds & Notes	—	1,460,302,536	—	—	1,460,302,536
Senior Loans	—	42,434,290	—	—	42,434,290
Money Market Funds	—	—	—	38,236,675	38,236,675
Total Investments in Securities	—	1,502,736,826	—	38,236,675	1,540,973,501
Investments in Derivatives
Liability
Futures Contracts	(342,758)	—	—	—	(342,758)
Swap Contracts	—	(267,596)	—	—	(267,596)
Total	(342,758)	1,502,469,230	—	38,236,675	1,540,363,147
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Derivative instruments are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia High Yield Bond Fund | Semiannual Report 2018

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,573,992,377)	$1,502,736,826
Affiliated issuers (cost $38,240,499)	38,236,675
Cash	24,068
Margin deposits on:
Futures contracts	819,000
Swap contracts	930,474
Receivable for:
Investments sold	11,658,690
Capital shares sold	7,302,918
Dividends	106,384
Interest	26,164,094
Foreign tax reclaims	110,705
Prepaid expenses	5,868
Trustees’ deferred compensation plan	17,449
Other assets	12,550
Total assets	1,588,125,701
Liabilities
Payable for:
Investments purchased	7,054,804
Investments purchased on a delayed delivery basis	10,519,525
Capital shares purchased	3,120,348
Distributions to shareholders	7,211,235
Variation margin for futures contracts	109,688
Variation margin for swap contracts	46,900
Management services fees	26,858
Distribution and/or service fees	6,174
Transfer agent fees	173,538
Compensation of board members	127,368
Compensation of chief compliance officer	194
Other expenses	93,782
Trustees’ deferred compensation plan	17,449
Total liabilities	28,507,863
Net assets applicable to outstanding capital stock	$1,559,617,838
Represented by
Paid in capital	1,643,107,865
Total distributable earnings (loss)	(83,490,027)
Total - representing net assets applicable to outstanding capital stock	$1,559,617,838
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	15

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$718,639,573
Shares outstanding	258,154,210
Net asset value per share	$2.78
Maximum sales charge	4.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$2.92
Advisor Class
Net assets	$113,423,928
Shares outstanding	40,509,752
Net asset value per share	$2.80
Class C
Net assets	$36,446,658
Shares outstanding	13,174,692
Net asset value per share	$2.77
Institutional Class
Net assets	$193,452,549
Shares outstanding	69,561,087
Net asset value per share	$2.78
Institutional 2 Class
Net assets	$84,999,169
Shares outstanding	30,646,775
Net asset value per share	$2.77
Institutional 3 Class
Net assets	$393,102,636
Shares outstanding	141,497,413
Net asset value per share	$2.78
Class R
Net assets	$19,399,803
Shares outstanding	6,948,326
Net asset value per share	$2.79
Class T
Net assets	$153,522
Shares outstanding	55,756
Net asset value per share	$2.75
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$2.82
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia High Yield Bond Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$824,963
Interest	49,905,662
Interfund lending	177
Total income	50,730,802
Expenses:
Management services fees	5,412,701
Distribution and/or service fees
Class A	957,815
Class C	226,794
Class R	52,847
Class T	207
Transfer agent fees
Class A	504,505
Advisor Class	72,795
Class C	29,875
Institutional Class	151,167
Institutional 2 Class	31,860
Institutional 3 Class	15,705
Class R	13,925
Class T	109
Compensation of board members	17,223
Custodian fees	14,427
Printing and postage fees	71,312
Registration fees	71,956
Audit fees	19,828
Legal fees	10,283
Compensation of chief compliance officer	194
Other	29,977
Total expenses	7,705,505
Expense reduction	(2,328)
Total net expenses	7,703,177
Net investment income	43,027,625
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(386,028)
Investments — affiliated issuers	(4,387)
Futures contracts	(120,018)
Swap contracts	595,587
Net realized gain	85,154
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(35,416,562)
Investments — affiliated issuers	(3,927)
Futures contracts	760,365
Swap contracts	(331,451)
Net change in unrealized appreciation (depreciation)	(34,991,575)
Net realized and unrealized loss	(34,906,421)
Net increase in net assets resulting from operations	$8,121,204
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	17

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$43,027,625	$92,187,742
Net realized gain	85,154	16,161,795
Net change in unrealized appreciation (depreciation)	(34,991,575)	(104,025,446)
Net increase in net assets resulting from operations	8,121,204	4,324,091
Distributions to shareholders
Net investment income and net realized gains
Class A	(18,598,873)
Advisor Class	(2,821,346)
Class C	(919,555)
Institutional Class	(5,838,212)
Institutional 2 Class	(2,889,064)
Institutional 3 Class	(11,383,763)
Class R	(485,682)
Class T	(4,013)
Net investment income
Class A		(39,867,179)
Advisor Class		(3,949,434)
Class B		(9,689)
Class C		(2,944,118)
Institutional Class		(14,721,136)
Institutional 2 Class		(7,890,789)
Institutional 3 Class		(20,065,626)
Class K		(844,845)
Class R		(1,062,748)
Class T		(9,718)
Total distributions to shareholders	(42,940,508)	(91,365,282)
Decrease in net assets from capital stock activity	(239,001,245)	(114,496,920)
Total decrease in net assets	(273,820,549)	(201,538,111)
Net assets at beginning of period	1,833,438,387	2,034,976,498
Net assets at end of period	$1,559,617,838	$1,833,438,387
Undistributed net investment income	$325,161	$238,044
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia High Yield Bond Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	18,216,591	52,050,632	27,864,852	82,707,721
Distributions reinvested	6,311,186	17,947,993	13,025,996	38,406,733
Redemptions	(39,852,038)	(113,827,470)	(79,135,833)	(232,549,432)
Net decrease	(15,324,261)	(43,828,845)	(38,244,985)	(111,434,978)
Advisor Class
Subscriptions	10,713,857	30,693,677	28,084,771	82,745,121
Distributions reinvested	976,582	2,795,611	1,334,068	3,944,904
Redemptions	(10,402,796)	(29,972,912)	(13,184,267)	(38,617,572)
Net increase	1,287,643	3,516,376	16,234,572	48,072,453
Class B
Subscriptions	—	—	83	259
Distributions reinvested	—	—	2,104	6,271
Redemptions	—	—	(754,006)	(2,254,390)
Net decrease	—	—	(751,819)	(2,247,860)
Class C
Subscriptions	331,658	940,018	1,839,376	5,406,380
Distributions reinvested	310,414	877,712	968,274	2,837,835
Redemptions	(10,636,588)	(30,166,954)	(8,113,514)	(23,718,056)
Net decrease	(9,994,516)	(28,349,224)	(5,305,864)	(15,473,841)
Institutional Class
Subscriptions	9,298,248	26,521,398	45,463,324	134,252,720
Distributions reinvested	1,794,713	5,103,708	4,341,838	12,793,608
Redemptions	(26,622,582)	(75,669,422)	(97,555,419)	(287,364,711)
Net decrease	(15,529,621)	(44,044,316)	(47,750,257)	(140,318,383)
Institutional 2 Class
Subscriptions	3,421,082	9,659,400	19,694,024	58,095,725
Distributions reinvested	992,515	2,815,907	2,640,560	7,753,714
Redemptions	(21,906,512)	(62,458,564)	(22,422,856)	(65,027,254)
Net increase (decrease)	(17,492,915)	(49,983,257)	(88,272)	822,185
Institutional 3 Class
Subscriptions	6,784,963	19,240,099	69,256,833	201,226,727
Distributions reinvested	3,633,924	10,313,374	6,159,220	18,088,735
Redemptions	(36,097,061)	(103,229,726)	(26,930,011)	(78,953,186)
Net increase (decrease)	(25,678,174)	(73,676,253)	48,486,042	140,362,276
Class K
Subscriptions	—	—	560,852	1,668,260
Distributions reinvested	—	—	276,990	823,470
Redemptions	—	—	(11,711,613)	(34,276,185)
Net decrease	—	—	(10,873,771)	(31,784,455)
Class R
Subscriptions	764,695	2,193,667	2,093,657	6,205,178
Distributions reinvested	134,118	382,613	283,882	839,560
Redemptions	(1,808,497)	(5,199,460)	(3,192,306)	(9,455,968)
Net decrease	(909,684)	(2,623,180)	(814,767)	(2,411,230)
Class T
Distributions reinvested	1,345	3,782	3,170	9,269
Redemptions	(5,772)	(16,328)	(31,391)	(92,356)
Net decrease	(4,427)	(12,546)	(28,221)	(83,087)
Total net decrease	(83,645,955)	(239,001,245)	(39,137,342)	(114,496,920)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$2.85	0.07	(0.07)	0.00 (c)	(0.07)	(0.07)
Year Ended 5/31/2018	$2.98	0.14	(0.14)	0.00 (c)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.84	0.14	0.14	0.28	(0.14)	(0.14)
Year Ended 5/31/2016	$2.99	0.14	(0.15)	(0.01)	(0.14)	(0.14)
Year Ended 5/31/2015	$3.04	0.14	(0.05)	0.09	(0.14)	(0.14)
Year Ended 5/31/2014	$3.01	0.16	0.03	0.19	(0.16)	(0.16)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$2.87	0.07	(0.07)	0.00 (c)	(0.07)	(0.07)
Year Ended 5/31/2018	$3.00	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.86	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$3.01	0.15	(0.15)	0.00 (c)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.06	0.15	(0.05)	0.10	(0.15)	(0.15)
Year Ended 5/31/2014	$3.03	0.17	0.03	0.20	(0.17)	(0.17)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$2.83	0.06	(0.06)	0.00 (c)	(0.06)	(0.06)
Year Ended 5/31/2018	$2.96	0.11	(0.13)	(0.02)	(0.11)	(0.11)
Year Ended 5/31/2017	$2.83	0.12	0.13	0.25	(0.12)	(0.12)
Year Ended 5/31/2016	$2.97	0.12	(0.14)	(0.02)	(0.12)	(0.12)
Year Ended 5/31/2015	$3.02	0.12	(0.05)	0.07	(0.12)	(0.12)
Year Ended 5/31/2014	$2.99	0.14	0.03	0.17	(0.14)	(0.14)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$2.85	0.07	(0.07)	0.00 (c)	(0.07)	(0.07)
Year Ended 5/31/2018	$2.98	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.14	0.29	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00 (c)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.04	0.15	(0.05)	0.10	(0.15)	(0.15)
Year Ended 5/31/2014	$3.01	0.17	0.03	0.20	(0.17)	(0.17)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$2.84	0.07	(0.07)	0.00 (c)	(0.07)	(0.07)
Year Ended 5/31/2018	$2.97	0.14	(0.13)	0.01	(0.14)	(0.14)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.98	0.15	(0.14)	0.01	(0.15)	(0.15)
Year Ended 5/31/2015	$3.04	0.15	(0.06)	0.09	(0.15)	(0.15)
Year Ended 5/31/2014	$3.01	0.17	0.03	0.20	(0.17)	(0.17)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia High Yield Bond Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$2.78	(0.05%)	1.04% (d)	1.04% (d),(e)	4.86% (d)	21%	$718,640
Year Ended 5/31/2018	$2.85	0.10%	1.03%	1.03% (e)	4.60%	49%	$778,978
Year Ended 5/31/2017	$2.98	10.08%	1.03%	1.03% (e)	4.77%	60%	$929,057
Year Ended 5/31/2016	$2.84	(0.21%)	1.06%	1.06% (e)	4.88%	51%	$1,178,208
Year Ended 5/31/2015	$2.99	3.12%	1.08%	1.07% (e)	4.76%	64%	$1,256,835
Year Ended 5/31/2014	$3.04	6.55%	1.07%	1.07% (e)	5.36%	63%	$1,357,909
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$2.80	0.09%	0.79% (d)	0.79% (d),(e)	5.08% (d)	21%	$113,424
Year Ended 5/31/2018	$2.87	0.37%	0.78%	0.78% (e)	4.89%	49%	$112,377
Year Ended 5/31/2017	$3.00	10.32%	0.79%	0.79% (e)	5.04%	60%	$68,934
Year Ended 5/31/2016	$2.86	0.07%	0.81%	0.81% (e)	5.11%	51%	$29,969
Year Ended 5/31/2015	$3.01	3.38%	0.83%	0.82% (e)	5.01%	64%	$14,992
Year Ended 5/31/2014	$3.06	6.81%	0.82%	0.82% (e)	5.60%	63%	$10,379
Class C
Six Months Ended 11/30/2018 (Unaudited)	$2.77	(0.08%)	1.78% (d)	1.78% (d),(e)	4.10% (d)	21%	$36,447
Year Ended 5/31/2018	$2.83	(0.68%)	1.78%	1.78% (e)	3.85%	49%	$65,568
Year Ended 5/31/2017	$2.96	8.91%	1.78%	1.78% (e)	4.02%	60%	$84,315
Year Ended 5/31/2016	$2.83	(0.64%)	1.82%	1.82% (e)	4.12%	51%	$82,543
Year Ended 5/31/2015	$2.97	2.38%	1.83%	1.78% (e)	4.06%	64%	$87,006
Year Ended 5/31/2014	$3.02	5.92%	1.82%	1.67% (e)	4.76%	63%	$97,714
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$2.78	0.08%	0.79% (d)	0.79% (d),(e)	5.11% (d)	21%	$193,453
Year Ended 5/31/2018	$2.85	0.35%	0.78%	0.78% (e)	4.84%	49%	$242,148
Year Ended 5/31/2017	$2.98	10.36%	0.79%	0.79% (e)	5.04%	60%	$395,530
Year Ended 5/31/2016	$2.84	0.04%	0.81%	0.81% (e)	5.12%	51%	$227,058
Year Ended 5/31/2015	$2.99	3.37%	0.83%	0.82% (e)	5.01%	64%	$208,466
Year Ended 5/31/2014	$3.04	6.81%	0.82%	0.82% (e)	5.58%	63%	$161,293
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$2.77	0.11%	0.71% (d)	0.71% (d)	5.16% (d)	21%	$84,999
Year Ended 5/31/2018	$2.84	0.40%	0.71%	0.71%	4.92%	49%	$136,612
Year Ended 5/31/2017	$2.97	10.08%	0.70%	0.70%	5.11%	60%	$143,247
Year Ended 5/31/2016	$2.84	0.48%	0.71%	0.71%	5.18%	51%	$173,794
Year Ended 5/31/2015	$2.98	3.15%	0.71%	0.71%	5.12%	64%	$33,231
Year Ended 5/31/2014	$3.04	6.93%	0.71%	0.71%	5.71%	63%	$15,564
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$2.84	0.07	(0.06)	0.01	(0.07)	(0.07)
Year Ended 5/31/2018	$2.97	0.15	(0.13)	0.02	(0.15)	(0.15)
Year Ended 5/31/2017	$2.84	0.15	0.13	0.28	(0.15)	(0.15)
Year Ended 5/31/2016	$2.99	0.15	(0.15)	0.00 (c)	(0.15)	(0.15)
Year Ended 5/31/2015	$3.03	0.15	(0.04)	0.11	(0.15)	(0.15)
Year Ended 5/31/2014	$3.00	0.17	0.03	0.20	(0.17)	(0.17)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$2.86	0.07	(0.07)	0.00 (c)	(0.07)	(0.07)
Year Ended 5/31/2018	$2.99	0.13	(0.13)	0.00 (c)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.85	0.13	0.14	0.27	(0.13)	(0.13)
Year Ended 5/31/2016	$3.00	0.13	(0.15)	(0.02)	(0.13)	(0.13)
Year Ended 5/31/2015	$3.05	0.13	(0.05)	0.08	(0.13)	(0.13)
Year Ended 5/31/2014	$3.02	0.15	0.03	0.18	(0.15)	(0.15)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$2.82	0.07	(0.07)	0.00 (c)	(0.07)	(0.07)
Year Ended 5/31/2018	$2.95	0.13	(0.13)	0.00 (c)	(0.13)	(0.13)
Year Ended 5/31/2017	$2.82	0.14	0.13	0.27	(0.14)	(0.14)
Year Ended 5/31/2016	$2.97	0.14	(0.15)	(0.01)	(0.14)	(0.14)
Year Ended 5/31/2015	$3.02	0.14	(0.05)	0.09	(0.14)	(0.14)
Year Ended 5/31/2014	$2.99	0.16	0.03	0.19	(0.16)	(0.16)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Rounds to zero.
(d)	Annualized.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia High Yield Bond Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$2.78	0.49%	0.66% (d)	0.66% (d)	5.21% (d)	21%	$393,103
Year Ended 5/31/2018	$2.84	0.45%	0.66%	0.66%	4.99%	49%	$475,135
Year Ended 5/31/2017	$2.97	10.13%	0.65%	0.65%	5.17%	60%	$353,045
Year Ended 5/31/2016	$2.84	0.19%	0.66%	0.66%	5.29%	51%	$19,341
Year Ended 5/31/2015	$2.99	3.89%	0.65%	0.65%	5.18%	64%	$10,668
Year Ended 5/31/2014	$3.03	6.98%	0.66%	0.66%	5.71%	63%	$6,091
Class R
Six Months Ended 11/30/2018 (Unaudited)	$2.79	(0.16%)	1.29% (d)	1.29% (d),(e)	4.61% (d)	21%	$19,400
Year Ended 5/31/2018	$2.86	(0.14%)	1.28%	1.28% (e)	4.36%	49%	$22,450
Year Ended 5/31/2017	$2.99	9.79%	1.28%	1.28% (e)	4.52%	60%	$25,925
Year Ended 5/31/2016	$2.85	(0.44%)	1.32%	1.32% (e)	4.63%	51%	$22,299
Year Ended 5/31/2015	$3.00	2.87%	1.33%	1.32% (e)	4.51%	64%	$19,516
Year Ended 5/31/2014	$3.05	6.28%	1.32%	1.32% (e)	5.10%	63%	$18,782
Class T
Six Months Ended 11/30/2018 (Unaudited)	$2.75	(0.07%)	1.04% (d)	1.04% (d),(e)	4.86% (d)	21%	$154
Year Ended 5/31/2018	$2.82	0.05%	1.03%	1.03% (e)	4.60%	49%	$170
Year Ended 5/31/2017	$2.95	9.75%	1.03%	1.03% (e)	4.77%	60%	$261
Year Ended 5/31/2016	$2.82	(0.10%)	1.08%	1.07% (e)	4.98%	51%	$416
Year Ended 5/31/2015	$2.97	3.11%	1.08%	1.07% (e)	4.79%	64%	$43,487
Year Ended 5/31/2014	$3.02	6.54%	1.07%	1.07% (e)	5.32%	63%	$75,524
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia High Yield Bond Fund | Semiannual Report 2018	23

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia High Yield Bond Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia High Yield Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However,
Columbia High Yield Bond Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
26	Columbia High Yield Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to manage its cash position. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
Columbia High Yield Bond Fund | Semiannual Report 2018	27

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2018:
Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	267,596*
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	342,758*
Total		610,354

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	595,587	595,587
Interest rate risk	(120,018)	—	(120,018)
Total	(120,018)	595,587	475,569

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Swap contracts ($)	Total ($)
Credit risk	—	(331,451)	(331,451)
Interest rate risk	760,365	—	760,365
Total	760,365	(331,451)	428,914
28	Columbia High Yield Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — short	94,261,143
Credit default swap contracts — sell protection	18,000,000

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2018.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2018:
Morgan Stanley ($)
Liabilities
Centrally cleared credit default swap contracts (a)	46,900
Total financial and derivative net assets	(46,900)
Total collateral received (pledged) (b)	(46,900)
Net amount (c)	-

(a)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(b)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(c)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Columbia High Yield Bond Fund | Semiannual Report 2018	29

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
The value of additional securities received as an income payment through a payment in kind, if any, is recorded as interest income and increases the cost basis of such securities.
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
30	Columbia High Yield Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.66% to 0.40% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.63% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia High Yield Bond Fund | Semiannual Report 2018	31

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.13
Class T	0.13
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At November 30, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $9,214. The liability remaining at November 30, 2018 for non-recurring charges associated with the lease amounted to $3,981 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $2,328.
32	Columbia High Yield Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $7,474,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	94,519
Class C	1,137
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.05%	1.07%
Advisor Class	0.80	0.82
Class C	1.80	1.82
Institutional Class	0.80	0.82
Institutional 2 Class	0.73	0.75
Institutional 3 Class	0.68	0.69
Class R	1.30	1.32
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia High Yield Bond Fund | Semiannual Report 2018	33

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,612,233,000	6,407,000	(78,277,000)	(71,870,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	12,893,337	—	12,893,337
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $335,423,062 and $513,991,503, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
34	Columbia High Yield Bond Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The Fund’s activity in the Interfund Program during the six months ended November 30, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	357,143	2.55	7
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity.
Columbia High Yield Bond Fund | Semiannual Report 2018	35

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At November 30, 2018, affiliated shareholders of record owned 54.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
36	Columbia High Yield Bond Fund | Semiannual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia High Yield Bond Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia High Yield Bond Fund | Semiannual Report 2018	37

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
38	Columbia High Yield Bond Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia High Yield Bond Fund | Semiannual Report 2018	39

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
40	Columbia High Yield Bond Fund | Semiannual Report 2018

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Columbia High Yield Bond Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR160_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Large Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Large Cap Value Fund   |  Semiannual Report 2018

Columbia Large Cap Value Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Large Cap Value Fund (the Fund) seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.
Portfolio management
Hugh Mullin, CFA
Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	10/15/90	2.01	0.31	8.04	11.91
	Including sales charges		-3.88	-5.48	6.77	11.26
Advisor Class		12/11/06	2.14	0.49	8.31	12.03
Class C	Excluding sales charges	06/26/00	1.64	-0.44	7.23	11.07
	Including sales charges		0.64	-1.37	7.23	11.07
Institutional Class*		09/27/10	2.14	0.50	8.30	12.14
Institutional 2 Class		12/11/06	2.17	0.55	8.39	12.32
Institutional 3 Class*		11/08/12	2.16	0.57	8.44	12.17
Class R		12/11/06	1.83	-0.01	7.77	11.62
Class T	Excluding sales charges	12/01/06	1.99	0.21	8.00	11.90
	Including sales charges		-0.55	-2.29	7.47	11.62
Russell 1000 Value Index			3.48	2.96	8.65	12.46
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Large Cap Value Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2018)
JPMorgan Chase & Co.	4.2
Berkshire Hathaway, Inc., Class B	3.9
Johnson & Johnson	3.8
Wells Fargo & Co.	3.0
Cisco Systems, Inc.	2.8
Chevron Corp.	2.8
Citigroup, Inc.	2.5
Comcast Corp., Class A	2.5
Merck & Co., Inc.	2.4
Philip Morris International, Inc.	2.4
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2018)
Common Stocks	98.4
Convertible Bonds	0.4
Money Market Funds	1.2
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2018)
Communication Services	5.1
Consumer Discretionary	5.5
Consumer Staples	7.8
Energy	10.2
Financials	25.3
Health Care	14.8
Industrials	7.4
Information Technology	11.3
Materials	3.2
Real Estate	4.2
Utilities	5.2
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Large Cap Value Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,020.10	1,020.00	5.11	5.11	1.01
Advisor Class	1,000.00	1,000.00	1,021.40	1,021.26	3.85	3.85	0.76
Class C	1,000.00	1,000.00	1,016.40	1,016.24	8.90	8.90	1.76
Institutional Class	1,000.00	1,000.00	1,021.40	1,021.26	3.85	3.85	0.76
Institutional 2 Class	1,000.00	1,000.00	1,021.70	1,021.61	3.50	3.50	0.69
Institutional 3 Class	1,000.00	1,000.00	1,021.60	1,021.66	3.45	3.45	0.68
Class R	1,000.00	1,000.00	1,018.30	1,018.75	6.38	6.38	1.26
Class T	1,000.00	1,000.00	1,019.90	1,019.80	5.32	5.32	1.05
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Large Cap Value Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.1%
Issuer	Shares	Value ($)
Communication Services 5.1%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	1,255,600	39,224,944
Media 3.2%
Comcast Corp., Class A	1,301,751	50,781,307
DISH Network Corp., Class A(a)	396,945	13,003,918
Total		63,785,225
Total Communication Services		103,010,169
Consumer Discretionary 5.4%
Automobiles 1.3%
General Motors Co.	716,384	27,186,773
Hotels, Restaurants & Leisure 1.5%
Royal Caribbean Cruises Ltd.	259,632	29,356,590
Household Durables 1.5%
Toll Brothers, Inc.	918,502	30,283,011
Specialty Retail 1.1%
Home Depot, Inc. (The)	128,300	23,135,056
Total Consumer Discretionary		109,961,430
Consumer Staples 7.7%
Food & Staples Retailing 2.0%
Walmart, Inc.	417,842	40,802,271
Food Products 2.7%
Mondelez International, Inc., Class A	583,700	26,254,826
Tyson Foods, Inc., Class A	484,139	28,539,994
Total		54,794,820
Tobacco 3.0%
Altria Group, Inc.	252,629	13,851,648
Philip Morris International, Inc.	548,935	47,499,346
Total		61,350,994
Total Consumer Staples		156,948,085
Energy 10.0%
Energy Equipment & Services 0.8%
Baker Hughes, Inc.	711,702	16,241,040
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 9.2%
BP PLC, ADR	487,830	19,683,941
Chevron Corp.	473,886	56,364,001
Cimarex Energy Co.	305,886	25,076,534
ConocoPhillips	609,556	40,340,416
EOG Resources, Inc.	234,580	24,234,460
Valero Energy Corp.	285,355	22,799,864
Total		188,499,216
Total Energy		204,740,256
Financials 24.8%
Banks 13.5%
Citigroup, Inc.	787,766	51,039,359
JPMorgan Chase & Co.	758,213	84,305,703
PNC Financial Services Group, Inc. (The)	244,156	33,151,502
Regions Financial Corp.	1,297,023	21,336,028
SunTrust Banks, Inc.	395,094	24,768,443
Wells Fargo & Co.	1,106,803	60,077,267
Total		274,678,302
Capital Markets 2.9%
Intercontinental Exchange, Inc.	299,600	24,483,312
Morgan Stanley	769,396	34,153,489
Total		58,636,801
Consumer Finance 1.4%
Capital One Financial Corp.	315,128	28,260,679
Diversified Financial Services 3.8%
Berkshire Hathaway, Inc., Class B(a)	355,648	77,616,620
Insurance 3.2%
Chubb Ltd.	253,815	33,945,218
Prudential Financial, Inc.	347,037	32,538,189
Total		66,483,407
Total Financials		505,675,809
Health Care 14.5%
Biotechnology 1.5%
Gilead Sciences, Inc.	432,017	31,079,303
Health Care Equipment & Supplies 2.2%
Medtronic PLC	462,000	45,058,860
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care Providers & Services 1.3%
Humana, Inc.	82,783	27,274,515
Pharmaceuticals 9.5%
Allergan PLC	180,807	28,314,376
Bristol-Myers Squibb Co.	556,711	29,761,770
Jazz Pharmaceuticals PLC(a)	61,941	9,365,479
Johnson & Johnson	517,093	75,960,962
Merck & Co., Inc.	620,500	49,230,470
Total		192,633,057
Total Health Care		296,045,735
Industrials 7.2%
Aerospace & Defense 1.2%
Northrop Grumman Corp.	90,860	23,612,697
Airlines 1.7%
Alaska Air Group, Inc.	484,856	35,520,550
Machinery 2.8%
Cummins, Inc.	212,722	32,133,785
Ingersoll-Rand PLC	243,800	25,238,176
Total		57,371,961
Road & Rail 1.5%
Norfolk Southern Corp.	183,732	31,370,402
Total Industrials		147,875,610
Information Technology 11.1%
Communications Equipment 2.8%
Cisco Systems, Inc.	1,189,000	56,917,430
IT Services 1.7%
First Data Corp., Class A(a)	940,489	17,944,530
MasterCard, Inc., Class A	88,670	17,828,877
Total		35,773,407
Semiconductors & Semiconductor Equipment 3.4%
Broadcom, Inc.	119,578	28,389,013
Lam Research Corp.	165,653	26,000,895
ON Semiconductor Corp.(a)	766,306	14,697,749
Total		69,087,657
Common Stocks (continued)
Issuer	Shares	Value ($)
Software 1.5%
Microsoft Corp.	183,941	20,397,217
Nuance Communications, Inc.(a)	610,483	9,761,623
Total		30,158,840
Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	81,902	14,626,059
Western Digital Corp.	435,643	19,773,836
Total		34,399,895
Total Information Technology		226,337,229
Materials 3.1%
Chemicals 1.4%
Eastman Chemical Co.	355,756	28,040,688
Metals & Mining 1.7%
Freeport-McMoRan, Inc.	1,746,646	20,854,953
Steel Dynamics, Inc.	430,000	15,136,000
Total		35,990,953
Total Materials		64,031,641
Real Estate 4.1%
Equity Real Estate Investment Trusts (REITS) 4.1%
Alexandria Real Estate Equities, Inc.	243,178	30,275,661
American Homes 4 Rent, Class A	1,037,500	21,611,125
American Tower Corp.	199,037	32,739,596
Total		84,626,382
Total Real Estate		84,626,382
Utilities 5.1%
Electric Utilities 3.4%
American Electric Power Co., Inc.	448,737	34,884,814
Xcel Energy, Inc.	665,615	34,911,507
Total		69,796,321
Multi-Utilities 1.7%
Ameren Corp.	484,954	33,277,544
Total Utilities		103,073,865
Total Common Stocks (Cost $1,530,237,023)		2,002,326,211

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Large Cap Value Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Convertible Bonds 0.4%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 0.4%
DISH Network Corp.
08/15/2026	3.375%	9,732,000	8,543,723
Total Convertible Bonds (Cost $9,732,000)			8,543,723

Money Market Funds 1.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(b),(c)	23,280,031	23,277,703
Total Money Market Funds (Cost $23,277,703)		23,277,703
Total Investments in Securities (Cost: $1,563,246,726)		2,034,147,637
Other Assets & Liabilities, Net		6,124,915
Net Assets		2,040,272,552
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	26,980,974	191,585,712	(195,286,655)	23,280,031	(193)	(2,698)	406,735	23,277,703
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	103,010,169	—	—	—	103,010,169
Consumer Discretionary	109,961,430	—	—	—	109,961,430
Consumer Staples	156,948,085	—	—	—	156,948,085
Energy	204,740,256	—	—	—	204,740,256
Financials	505,675,809	—	—	—	505,675,809
Health Care	296,045,735	—	—	—	296,045,735
Industrials	147,875,610	—	—	—	147,875,610
Information Technology	226,337,229	—	—	—	226,337,229
Materials	64,031,641	—	—	—	64,031,641
Real Estate	84,626,382	—	—	—	84,626,382
Utilities	103,073,865	—	—	—	103,073,865
Total Common Stocks	2,002,326,211	—	—	—	2,002,326,211
Convertible Bonds	—	8,543,723	—	—	8,543,723
Money Market Funds	—	—	—	23,277,703	23,277,703
Total Investments in Securities	2,002,326,211	8,543,723	—	23,277,703	2,034,147,637
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Large Cap Value Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2018	9

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,539,969,023)	$2,010,869,934
Affiliated issuers (cost $23,277,703)	23,277,703
Receivable for:
Investments sold	10,210,814
Capital shares sold	355,484
Dividends	4,192,346
Interest	96,712
Foreign tax reclaims	26,036
Prepaid expenses	5,054
Total assets	2,049,034,083
Liabilities
Payable for:
Investments purchased	6,024,622
Capital shares purchased	2,179,137
Management services fees	35,793
Distribution and/or service fees	12,889
Transfer agent fees	190,751
Compensation of board members	225,141
Compensation of chief compliance officer	235
Other expenses	92,963
Total liabilities	8,761,531
Net assets applicable to outstanding capital stock	$2,040,272,552
Represented by
Paid in capital	1,395,002,199
Total distributable earnings (loss)	645,270,353
Total - representing net assets applicable to outstanding capital stock	$2,040,272,552
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Large Cap Value Fund | Semiannual Report 2018

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$1,772,079,382
Shares outstanding	124,561,859
Net asset value per share	$14.23
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$15.10
Advisor Class
Net assets	$39,024,161
Shares outstanding	2,743,806
Net asset value per share	$14.22
Class C
Net assets	$28,154,363
Shares outstanding	1,985,950
Net asset value per share	$14.18
Institutional Class
Net assets	$176,902,167
Shares outstanding	12,448,949
Net asset value per share	$14.21
Institutional 2 Class
Net assets	$17,001,948
Shares outstanding	1,194,460
Net asset value per share	$14.23
Institutional 3 Class
Net assets	$3,140,268
Shares outstanding	218,347
Net asset value per share	$14.38
Class R
Net assets	$3,967,540
Shares outstanding	280,744
Net asset value per share	$14.13
Class T(a)
Net assets	$2,723
Shares outstanding	191
Net asset value per share	$14.25
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$14.62

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2018	11

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$24,594,366
Dividends — affiliated issuers	406,735
Interest	164,227
Interfund lending	1,040
Total income	25,166,368
Expenses:
Management services fees	6,847,747
Distribution and/or service fees
Class A	2,304,690
Class C	171,761
Class R	10,552
Class T	4
Transfer agent fees
Class A	910,320
Advisor Class	20,320
Class C	16,876
Institutional Class	93,263
Institutional 2 Class	3,932
Institutional 3 Class	260
Class R	2,084
Class T	2
Compensation of board members	19,763
Custodian fees	7,287
Printing and postage fees	99,287
Registration fees	78,844
Audit fees	16,821
Legal fees	12,017
Compensation of chief compliance officer	235
Other	25,869
Total expenses	10,641,934
Fees waived by transfer agent
Institutional 3 Class	(63)
Expense reduction	(100)
Total net expenses	10,641,771
Net investment income	14,524,597
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	56,006,535
Investments — affiliated issuers	(193)
Net realized gain	56,006,342
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(26,007,593)
Investments — affiliated issuers	(2,698)
Net change in unrealized appreciation (depreciation)	(26,010,291)
Net realized and unrealized gain	29,996,051
Net increase in net assets resulting from operations	$44,520,648
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Large Cap Value Fund | Semiannual Report 2018

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$14,524,597	$27,634,884
Net realized gain	56,006,342	146,301,446
Net change in unrealized appreciation (depreciation)	(26,010,291)	9,856,221
Net increase in net assets resulting from operations	44,520,648	183,792,551
Distributions to shareholders
Net investment income and net realized gains
Class A	(12,119,061)
Advisor Class	(320,178)
Class C	(95,935)
Institutional Class	(1,484,431)
Institutional 2 Class	(234,000)
Institutional 3 Class	(27,782)
Class R	(23,011)
Class T	(18)
Net investment income
Class A		(22,180,356)
Advisor Class		(283,591)
Class B		(5,110)
Class C		(241,329)
Institutional Class		(2,868,942)
Institutional 2 Class		(572,354)
Institutional 3 Class		(26,880)
Class K		(297,460)
Class R		(46,628)
Class T		(30)
Net realized gains
Class A		(110,318,473)
Advisor Class		(703,961)
Class C		(3,567,913)
Institutional Class		(11,634,712)
Institutional 2 Class		(2,299,325)
Institutional 3 Class		(133,865)
Class K		(1,882,796)
Class R		(293,420)
Class T		(158)
Total distributions to shareholders	(14,304,416)	(157,357,303)
Decrease in net assets from capital stock activity	(166,136,270)	(208,675,538)
Total decrease in net assets	(135,920,038)	(182,240,290)
Net assets at beginning of period	2,176,192,590	2,358,432,880
Net assets at end of period	$2,040,272,552	$2,176,192,590
Undistributed net investment income	$4,052,006	$3,831,825
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2018	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	3,026,803	43,192,711	4,133,104	59,501,587
Distributions reinvested	830,562	12,043,431	9,111,291	131,500,354
Redemptions	(10,112,294)	(144,885,310)	(25,108,226)	(363,147,742)
Net decrease	(6,254,929)	(89,649,168)	(11,863,831)	(172,145,801)
Advisor Class
Subscriptions	192,233	2,763,034	2,963,341	43,444,769
Distributions reinvested	22,118	320,134	68,464	987,173
Redemptions	(469,657)	(6,752,011)	(708,944)	(10,133,897)
Net increase (decrease)	(255,306)	(3,668,843)	2,322,861	34,298,045
Class B
Subscriptions	—	—	2	19
Distributions reinvested	—	—	360	5,092
Redemptions	—	—	(691,909)	(9,905,101)
Net decrease	—	—	(691,547)	(9,899,990)
Class C
Subscriptions	87,120	1,239,631	175,676	2,539,899
Distributions reinvested	6,429	92,978	258,213	3,724,715
Redemptions	(2,212,890)	(31,475,581)	(1,100,778)	(15,842,940)
Net decrease	(2,119,341)	(30,142,972)	(666,889)	(9,578,326)
Institutional Class
Subscriptions	1,126,305	16,103,417	2,842,889	41,018,647
Distributions reinvested	102,162	1,478,082	998,331	14,384,648
Redemptions	(2,566,962)	(36,754,140)	(5,203,842)	(75,083,797)
Net decrease	(1,338,495)	(19,172,641)	(1,362,622)	(19,680,502)
Institutional 2 Class
Subscriptions	110,993	1,581,915	600,865	8,708,976
Distributions reinvested	16,312	234,000	199,019	2,871,679
Redemptions	(1,726,230)	(24,537,444)	(747,087)	(10,809,191)
Net increase (decrease)	(1,598,925)	(22,721,529)	52,797	771,464
Institutional 3 Class
Subscriptions	63,040	914,088	233,633	3,400,968
Distributions reinvested	1,888	27,680	11,005	160,552
Redemptions	(77,800)	(1,125,124)	(66,552)	(967,434)
Net increase (decrease)	(12,872)	(183,356)	178,086	2,594,086
Class K
Subscriptions	—	—	284,282	4,075,608
Distributions reinvested	—	—	150,957	2,180,256
Redemptions	—	—	(2,720,888)	(39,988,325)
Net decrease	—	—	(2,285,649)	(33,732,461)
Class R
Subscriptions	36,102	517,497	53,061	759,981
Distributions reinvested	1,524	21,941	22,668	325,197
Redemptions	(80,255)	(1,137,199)	(163,561)	(2,387,231)
Net decrease	(42,629)	(597,761)	(87,832)	(1,302,053)
Total net decrease	(11,622,497)	(166,136,270)	(14,404,626)	(208,675,538)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Large Cap Value Fund | Semiannual Report 2018

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Columbia Large Cap Value Fund | Semiannual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$14.04	0.10	0.18	0.28	(0.09)	—	(0.09)
Year Ended 5/31/2018	$13.92	0.17	0.94	1.11	(0.16)	(0.83)	(0.99)
Year Ended 5/31/2017	$12.35	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Year Ended 5/31/2016	$14.26	0.17	(0.44)	(0.27)	(0.25)	(1.39)	(1.64)
Year Ended 5/31/2015	$14.25	0.23	1.05	1.28	(0.17)	(1.10)	(1.27)
Year Ended 5/31/2014	$12.29	0.15	1.97	2.12	(0.16)	—	(0.16)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$14.03	0.11	0.19	0.30	(0.11)	—	(0.11)
Year Ended 5/31/2018	$13.91	0.21	0.94	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.35	0.21	1.79	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.26	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Year Ended 5/31/2015	$14.24	0.26	1.06	1.32	(0.20)	(1.10)	(1.30)
Year Ended 5/31/2014	$12.28	0.18	1.97	2.15	(0.19)	—	(0.19)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$13.99	0.04	0.19	0.23	(0.04)	—	(0.04)
Year Ended 5/31/2018	$13.88	0.06	0.93	0.99	(0.05)	(0.83)	(0.88)
Year Ended 5/31/2017	$12.32	0.08	1.79	1.87	(0.08)	(0.23)	(0.31)
Year Ended 5/31/2016	$14.22	0.07	(0.43)	(0.36)	(0.15)	(1.39)	(1.54)
Year Ended 5/31/2015	$14.21	0.12	1.05	1.17	(0.06)	(1.10)	(1.16)
Year Ended 5/31/2014	$12.26	0.05	1.97	2.02	(0.07)	—	(0.07)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$14.02	0.11	0.19	0.30	(0.11)	—	(0.11)
Year Ended 5/31/2018	$13.90	0.20	0.95	1.15	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.34	0.20	1.80	2.00	(0.21)	(0.23)	(0.44)
Year Ended 5/31/2016	$14.25	0.20	(0.43)	(0.23)	(0.29)	(1.39)	(1.68)
Year Ended 5/31/2015	$14.24	0.27	1.04	1.31	(0.20)	(1.10)	(1.30)
Year Ended 5/31/2014	$12.28	0.18	1.98	2.16	(0.20)	—	(0.20)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$14.04	0.12	0.19	0.31	(0.12)	—	(0.12)
Year Ended 5/31/2018	$13.93	0.21	0.93	1.14	(0.20)	(0.83)	(1.03)
Year Ended 5/31/2017	$12.36	0.22	1.80	2.02	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.27	0.21	(0.43)	(0.22)	(0.30)	(1.39)	(1.69)
Year Ended 5/31/2015	$14.26	0.29	1.04	1.33	(0.22)	(1.10)	(1.32)
Year Ended 5/31/2014	$12.30	0.19	1.98	2.17	(0.21)	—	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Large Cap Value Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$14.23	2.01%	1.01% (c)	1.01% (c),(d)	1.34% (c)	11%	$1,772,079
Year Ended 5/31/2018	$14.04	7.82%	1.01%	1.01% (d)	1.17%	21%	$1,836,324
Year Ended 5/31/2017	$13.92	16.17%	1.03%	1.03% (d)	1.40%	31%	$1,986,051
Year Ended 5/31/2016	$12.35	(1.34%)	1.04%	1.04% (d)	1.31%	43%	$2,159,152
Year Ended 5/31/2015	$14.26	9.34%	1.05%	1.05% (d)	1.61%	48%	$2,434,631
Year Ended 5/31/2014	$14.25	17.45%	1.09%	1.08% (d)	1.16%	74%	$2,454,495
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$14.22	2.14%	0.76% (c)	0.76% (c),(d)	1.59% (c)	11%	$39,024
Year Ended 5/31/2018	$14.03	8.10%	0.77%	0.77% (d)	1.50%	21%	$42,087
Year Ended 5/31/2017	$13.91	16.37%	0.78%	0.78% (d)	1.63%	31%	$9,409
Year Ended 5/31/2016	$12.35	(1.07%)	0.79%	0.79% (d)	1.56%	43%	$7,052
Year Ended 5/31/2015	$14.26	9.69%	0.80%	0.80% (d)	1.81%	48%	$10,520
Year Ended 5/31/2014	$14.24	17.71%	0.84%	0.83% (d)	1.37%	74%	$13,093
Class C
Six Months Ended 11/30/2018 (Unaudited)	$14.18	1.64%	1.76% (c)	1.76% (c),(d)	0.61% (c)	11%	$28,154
Year Ended 5/31/2018	$13.99	6.96%	1.76%	1.76% (d)	0.41%	21%	$57,445
Year Ended 5/31/2017	$13.88	15.28%	1.78%	1.78% (d)	0.64%	31%	$66,229
Year Ended 5/31/2016	$12.32	(2.02%)	1.79%	1.79% (d)	0.56%	43%	$64,809
Year Ended 5/31/2015	$14.22	8.55%	1.80%	1.80% (d)	0.87%	48%	$72,010
Year Ended 5/31/2014	$14.21	16.54%	1.84%	1.83% (d)	0.41%	74%	$69,633
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$14.21	2.14%	0.76% (c)	0.76% (c),(d)	1.59% (c)	11%	$176,902
Year Ended 5/31/2018	$14.02	8.10%	0.76%	0.76% (d)	1.42%	21%	$193,314
Year Ended 5/31/2017	$13.90	16.38%	0.79%	0.79% (d)	1.52%	31%	$210,649
Year Ended 5/31/2016	$12.34	(1.08%)	0.79%	0.79% (d)	1.57%	43%	$17,788
Year Ended 5/31/2015	$14.25	9.62%	0.80%	0.80% (d)	1.90%	48%	$20,150
Year Ended 5/31/2014	$14.24	17.76%	0.84%	0.83% (d)	1.37%	74%	$15,733
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$14.23	2.17%	0.69% (c)	0.69% (c)	1.71% (c)	11%	$17,002
Year Ended 5/31/2018	$14.04	8.08%	0.71%	0.71%	1.47%	21%	$39,230
Year Ended 5/31/2017	$13.93	16.53%	0.71%	0.71%	1.70%	31%	$38,168
Year Ended 5/31/2016	$12.36	(0.98%)	0.71%	0.71%	1.64%	43%	$31,899
Year Ended 5/31/2015	$14.27	9.73%	0.70%	0.70%	2.00%	48%	$29,830
Year Ended 5/31/2014	$14.26	17.89%	0.69%	0.69%	1.48%	74%	$26,434
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2018	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$14.19	0.12	0.19	0.31	(0.12)	—	(0.12)
Year Ended 5/31/2018	$14.06	0.23	0.94	1.17	(0.21)	(0.83)	(1.04)
Year Ended 5/31/2017	$12.47	0.24	1.80	2.04	(0.22)	(0.23)	(0.45)
Year Ended 5/31/2016	$14.38	0.22	(0.44)	(0.22)	(0.30)	(1.39)	(1.69)
Year Ended 5/31/2015	$14.36	0.21	1.14	1.35	(0.23)	(1.10)	(1.33)
Year Ended 5/31/2014	$12.38	0.22	1.98	2.20	(0.22)	—	(0.22)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$13.95	0.08	0.18	0.26	(0.08)	—	(0.08)
Year Ended 5/31/2018	$13.83	0.13	0.94	1.07	(0.12)	(0.83)	(0.95)
Year Ended 5/31/2017	$12.28	0.15	1.77	1.92	(0.14)	(0.23)	(0.37)
Year Ended 5/31/2016	$14.18	0.14	(0.43)	(0.29)	(0.22)	(1.39)	(1.61)
Year Ended 5/31/2015	$14.18	0.19	1.04	1.23	(0.13)	(1.10)	(1.23)
Year Ended 5/31/2014	$12.23	0.12	1.96	2.08	(0.13)	—	(0.13)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$14.06	0.09	0.19	0.28	(0.09)	—	(0.09)
Year Ended 5/31/2018	$13.94	0.16	0.94	1.10	(0.15)	(0.83)	(0.98)
Year Ended 5/31/2017	$12.37	0.18	1.79	1.97	(0.17)	(0.23)	(0.40)
Year Ended 5/31/2016	$14.28	0.17	(0.44)	(0.27)	(0.25)	(1.39)	(1.64)
Year Ended 5/31/2015	$14.27	0.23	1.05	1.28	(0.17)	(1.10)	(1.27)
Year Ended 5/31/2014	$12.31	0.16	1.97	2.13	(0.17)	—	(0.17)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Large Cap Value Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$14.38	2.16%	0.68% (c)	0.68% (c)	1.68% (c)	11%	$3,140
Year Ended 5/31/2018	$14.19	8.18%	0.69%	0.68%	1.56%	21%	$3,281
Year Ended 5/31/2017	$14.06	16.60%	0.67%	0.67%	1.87%	31%	$747
Year Ended 5/31/2016	$12.47	(0.93%)	0.66%	0.66%	1.68%	43%	$403
Year Ended 5/31/2015	$14.38	9.79%	0.64%	0.64%	1.42%	48%	$362
Year Ended 5/31/2014	$14.36	17.99%	0.64%	0.64%	1.63%	74%	$20,127
Class R
Six Months Ended 11/30/2018 (Unaudited)	$14.13	1.83%	1.26% (c)	1.26% (c),(d)	1.09% (c)	11%	$3,968
Year Ended 5/31/2018	$13.95	7.61%	1.26%	1.26% (d)	0.91%	21%	$4,510
Year Ended 5/31/2017	$13.83	15.82%	1.28%	1.28% (d)	1.15%	31%	$5,689
Year Ended 5/31/2016	$12.28	(1.52%)	1.29%	1.29% (d)	1.07%	43%	$5,688
Year Ended 5/31/2015	$14.18	9.04%	1.30%	1.30% (d)	1.36%	48%	$7,687
Year Ended 5/31/2014	$14.18	17.16%	1.34%	1.33% (d)	0.90%	74%	$8,004
Class T
Six Months Ended 11/30/2018 (Unaudited)	$14.25	1.99%	1.05% (c)	1.05% (c),(d)	1.28% (c)	11%	$3
Year Ended 5/31/2018	$14.06	7.77%	1.04%	1.04% (d)	1.11%	21%	$3
Year Ended 5/31/2017	$13.94	16.13%	1.04%	1.04% (d)	1.36%	31%	$3
Year Ended 5/31/2016	$12.37	(1.37%)	1.07%	1.07% (d)	1.28%	43%	$2
Year Ended 5/31/2015	$14.28	9.31%	1.10%	1.08% (d)	1.59%	48%	$3
Year Ended 5/31/2014	$14.27	17.44%	1.07%	1.07% (d)	1.19%	74%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Large Cap Value Fund | Semiannual Report 2018	19

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Large Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Large Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Columbia Large Cap Value Fund | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
22	Columbia Large Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Columbia Large Cap Value Fund | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, prior to October 1, 2018, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.10
Advisor Class	0.10
Class C	0.10
Institutional Class	0.10
Institutional 2 Class	0.03
Institutional 3 Class	0.01
Class R	0.10
Class T	0.13
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $100.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an
24	Columbia Large Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $629,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	209,004
Class C	562
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.13%	1.13%
Advisor Class	0.88	0.88
Class C	1.88	1.88
Institutional Class	0.88	0.88
Institutional 2 Class	0.82	0.82
Institutional 3 Class	0.80	0.78
Class R	1.38	1.38
Class T	1.13	1.13
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, prior to October 1, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.01% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
Columbia Large Cap Value Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
1,563,247,000	538,159,000	(67,258,000)	470,901,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $232,322,115 and $397,462,044, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	500,000	2.50	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2018.
26	Columbia Large Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2018, affiliated shareholders of record owned 85.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
Columbia Large Cap Value Fund | Semiannual Report 2018	27

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Large Cap Value Fund | Semiannual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Large Cap Value Fund | Semiannual Report 2018	29

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability. The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
30	Columbia Large Cap Value Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Large Cap Value Fund | Semiannual Report 2018	31

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
32	Columbia Large Cap Value Fund | Semiannual Report 2018

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Columbia Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR138_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Small/Mid Cap Value Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Small/Mid Cap Value Fund   |  Semiannual Report 2018

Columbia Small/Mid Cap Value Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Small/Mid Cap Value Fund (the Fund) seeks to provide shareholders with long-term growth of capital.
Portfolio management
Jarl Ginsberg, CFA, CAIA
Co-Portfolio Manager
Managed Fund since 2013
Christian Stadlinger, Ph.D., CFA
Co-Portfolio Manager
Managed Fund since 2013
David Hoffman
Co-Portfolio Manager
Managed Fund since 2013
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	-7.70	-4.80	5.09	12.34
	Including sales charges		-12.98	-10.25	3.85	11.67
Advisor Class		12/11/06	-7.57	-4.62	5.37	12.46
Class C	Excluding sales charges	02/14/02	-8.07	-5.60	4.30	11.48
	Including sales charges		-8.99	-6.45	4.30	11.48
Institutional Class*		09/27/10	-7.58	-4.61	5.35	12.58
Institutional 2 Class		12/11/06	-7.55	-4.50	5.46	12.77
Institutional 3 Class*		06/13/13	-7.48	-4.45	5.50	12.58
Class R		12/11/06	-7.87	-5.13	4.81	12.03
Class T	Excluding sales charges	12/01/06	-7.71	-4.82	5.10	12.35
	Including sales charges		-10.03	-7.24	4.56	12.07
Russell 2500 Value Index			-3.82	-1.07	7.13	13.56
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe. It includes those Russell 2500 companies that are considered more value oriented relative to the overall market as defined by Russell’s leading style methodology.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2018)
Popular, Inc.	2.1
LHC Group, Inc.	1.6
Pinnacle West Capital Corp.	1.6
Zions Bancorp	1.6
Alexandria Real Estate Equities, Inc.	1.6
Booz Allen Hamilton Holdings Corp.	1.5
First Industrial Realty Trust, Inc.	1.5
Huntington Bancshares, Inc.	1.5
East West Bancorp, Inc.	1.5
PS Business Parks, Inc.	1.4
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2018)
Common Stocks	96.1
Money Market Funds	3.9
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2018)
Communication Services	2.5
Consumer Discretionary	8.0
Consumer Staples	3.3
Energy	7.0
Financials	22.5
Health Care	7.3
Industrials	15.1
Information Technology	10.1
Materials	3.4
Real Estate	13.5
Utilities	7.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	923.00	1,018.90	5.93	6.23	1.23
Advisor Class	1,000.00	1,000.00	924.30	1,020.16	4.73	4.96	0.98
Class C	1,000.00	1,000.00	919.30	1,015.19	9.48	9.95	1.97
Institutional Class	1,000.00	1,000.00	924.20	1,020.16	4.73	4.96	0.98
Institutional 2 Class	1,000.00	1,000.00	924.50	1,020.56	4.34	4.56	0.90
Institutional 3 Class	1,000.00	1,000.00	925.20	1,020.81	4.10	4.31	0.85
Class R	1,000.00	1,000.00	921.30	1,017.65	7.13	7.49	1.48
Class T	1,000.00	1,000.00	922.90	1,018.90	5.93	6.23	1.23
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.1%
Issuer	Shares	Value ($)
Communication Services 2.4%
Diversified Telecommunication Services 0.8%
Vonage Holdings Corp.(a)	530,000	5,612,700
Entertainment 0.6%
Take-Two Interactive Software, Inc.(a)	40,000	4,386,800
Media 1.0%
Nexstar Media Group, Inc., Class A	90,000	7,437,600
Total Communication Services		17,437,100
Consumer Discretionary 7.7%
Auto Components 0.3%
Cooper-Standard Holding, Inc.(a)	29,000	2,120,480
Diversified Consumer Services 1.2%
Grand Canyon Education, Inc.(a)	68,000	8,320,480
Hotels, Restaurants & Leisure 1.2%
Dine Brands Global, Inc.	100,000	8,918,000
Household Durables 1.1%
D.R. Horton, Inc.	215,000	8,002,300
Specialty Retail 3.9%
Aaron’s, Inc.	130,000	6,084,000
American Eagle Outfitters, Inc.	200,000	4,186,000
Children’s Place, Inc. (The)	37,000	4,796,680
Foot Locker, Inc.	133,000	7,501,200
Genesco, Inc.(a)	118,000	4,927,680
Total		27,495,560
Total Consumer Discretionary		54,856,820
Consumer Staples 3.2%
Food & Staples Retailing 1.0%
BJ’s Wholesale Club Holdings, Inc.(a)	315,000	7,358,400
Food Products 2.2%
Post Holdings, Inc.(a)	82,000	7,933,500
TreeHouse Foods, Inc.(a)	142,000	7,469,200
Total		15,402,700
Total Consumer Staples		22,761,100
Common Stocks (continued)
Issuer	Shares	Value ($)
Energy 6.7%
Energy Equipment & Services 2.9%
Helmerich & Payne, Inc.	95,000	5,757,000
Oceaneering International, Inc.(a)	145,000	2,434,550
Patterson-UTI Energy, Inc.	230,000	3,192,400
TechnipFMC PLC	200,000	4,618,000
Transocean Ltd.(a)	505,000	4,686,400
Total		20,688,350
Oil, Gas & Consumable Fuels 3.8%
Arch Coal, Inc.	90,000	7,314,300
Callon Petroleum Co.(a)	360,000	3,078,000
PBF Energy, Inc., Class A	80,000	3,094,400
SM Energy Co.	132,000	2,692,800
SRC Energy, Inc.(a)	580,000	3,346,600
WPX Energy, Inc.(a)	550,000	7,672,500
Total		27,198,600
Total Energy		47,886,950
Financials 21.6%
Banks 10.9%
East West Bancorp, Inc.	186,000	9,986,340
Hancock Whitney Corp.	190,000	7,641,800
Huntington Bancshares, Inc.	695,000	10,140,050
Popular, Inc.	250,000	14,100,000
Prosperity Bancshares, Inc.	135,000	9,367,650
TCF Financial Corp.	353,000	7,938,970
Western Alliance Bancorp(a)	155,000	7,264,850
Zions Bancorp	230,000	11,191,800
Total		77,631,460
Capital Markets 3.1%
E*TRADE Financial Corp.	90,000	4,706,100
Houlihan Lokey, Inc.	150,000	6,345,000
Moelis & Co., ADR, Class A	118,000	4,769,560
Virtu Financial, Inc. Class A	265,000	6,670,050
Total		22,490,710
Consumer Finance 0.9%
SLM Corp.(a)	605,000	6,213,350
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 2.4%
American Equity Investment Life Holding Co.	162,000	5,529,060
CNO Financial Group, Inc.	315,000	5,764,500
MBIA, Inc.(a)	607,426	5,655,136
Total		16,948,696
Mortgage Real Estate Investment Trusts (REITS) 1.4%
New Residential Investment Corp.	350,000	6,020,000
Starwood Property Trust, Inc.	180,000	4,026,600
Total		10,046,600
Thrifts & Mortgage Finance 2.9%
Axos Financial, Inc.(a)	233,000	7,269,600
Flagstar Bancorp, Inc.(a)	210,000	6,814,500
MGIC Investment Corp.(a)	588,950	6,896,604
Total		20,980,704
Total Financials		154,311,520
Health Care 7.0%
Biotechnology 0.5%
Immunomedics, Inc.(a)	170,000	3,415,300
Health Care Equipment & Supplies 2.0%
Merit Medical Systems, Inc.(a)	103,500	6,525,675
Teleflex, Inc.	29,000	7,987,180
Total		14,512,855
Health Care Providers & Services 3.0%
LHC Group, Inc.(a)	108,000	11,325,960
Molina Healthcare, Inc.(a)	70,000	9,779,700
Total		21,105,660
Pharmaceuticals 1.5%
Amneal Pharmaceuticals, Inc.(a)	220,000	3,896,200
Horizon Pharma PLC(a)	340,000	6,793,200
Total		10,689,400
Total Health Care		49,723,215
Industrials 14.5%
Aerospace & Defense 0.7%
Curtiss-Wright Corp.	47,000	5,188,800
Air Freight & Logistics 1.0%
XPO Logistics, Inc.(a)	98,000	7,434,280
Common Stocks (continued)
Issuer	Shares	Value ($)
Airlines 1.9%
Hawaiian Holdings, Inc.	145,000	5,820,300
Skywest, Inc.	130,000	7,498,400
Total		13,318,700
Building Products 1.2%
Armstrong World Industries, Inc.	132,000	8,842,680
Construction & Engineering 2.2%
Granite Construction, Inc.	158,000	7,999,540
MasTec, Inc.(a)	164,000	7,394,760
Total		15,394,300
Electrical Equipment 1.2%
GrafTech International Ltd.	530,000	8,379,300
Machinery 4.1%
Barnes Group, Inc.	106,000	6,365,300
Kennametal, Inc.	180,000	7,527,600
Navistar International Corp.(a)	235,000	7,529,400
Oshkosh Corp.	108,000	7,703,640
Total		29,125,940
Professional Services 0.8%
Korn/Ferry International	116,000	5,680,520
Road & Rail 0.6%
Hertz Global Holdings, Inc.(a)	226,522	4,238,227
Trading Companies & Distributors 0.8%
Triton International Ltd.	175,000	5,964,000
Total Industrials		103,566,747
Information Technology 9.7%
Communications Equipment 1.7%
Ciena Corp.(a)	230,000	7,502,600
Viavi Solutions, Inc.(a)	460,000	4,664,400
Total		12,167,000
Electronic Equipment, Instruments & Components 1.4%
SYNNEX Corp.	68,000	5,490,320
TTM Technologies, Inc.(a)	375,000	4,458,750
Total		9,949,070

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 2.4%
Booz Allen Hamilton Holdings Corp.	200,000	10,262,000
GreenSky, Inc., Class A(a)	260,000	2,420,600
Pagseguro Digital Ltd., Class A(a)	200,000	4,800,000
Total		17,482,600
Semiconductors & Semiconductor Equipment 3.2%
Cree, Inc.(a)	90,000	3,972,600
Cypress Semiconductor Corp.	470,000	6,533,000
Kulicke & Soffa Industries, Inc.	235,000	5,076,000
Marvell Technology Group Ltd.	435,000	7,007,850
Total		22,589,450
Software 1.0%
Avaya Holdings Corp.(a)	247,100	3,847,347
Ebix, Inc.	67,000	3,163,740
Total		7,011,087
Total Information Technology		69,199,207
Materials 3.3%
Chemicals 1.5%
Huntsman Corp.	225,000	4,549,500
Orion Engineered Carbons SA	247,000	6,451,640
Total		11,001,140
Metals & Mining 1.8%
Allegheny Technologies, Inc.(a)	265,000	6,958,900
Steel Dynamics, Inc.	162,000	5,702,400
Total		12,661,300
Total Materials		23,662,440
Real Estate 13.0%
Equity Real Estate Investment Trusts (REITS) 13.0%
Alexandria Real Estate Equities, Inc.	87,000	10,831,500
American Assets Trust, Inc.	144,000	5,993,280
Chesapeake Lodging Trust	250,000	7,392,500
CoreCivic, Inc.	177,000	3,885,150
Duke Realty Corp.	195,000	5,549,700
Common Stocks (continued)
Issuer	Shares	Value ($)
First Industrial Realty Trust, Inc.	320,000	10,259,200
Highwoods Properties, Inc.	110,000	4,770,700
Hospitality Properties Trust	245,000	6,575,800
Hudson Pacific Properties, Inc.	193,100	5,959,066
Mack-Cali Realty Corp.	305,000	6,606,300
Mid-America Apartment Communities, Inc.	52,000	5,385,120
PS Business Parks, Inc.	70,000	9,871,400
Sun Communities, Inc.	89,000	9,264,900
Total		92,344,616
Total Real Estate		92,344,616
Utilities 7.0%
Electric Utilities 2.5%
Alliant Energy Corp.	150,000	6,808,500
Pinnacle West Capital Corp.	126,000	11,259,360
Total		18,067,860
Gas Utilities 3.4%
New Jersey Resources Corp.	203,000	9,851,590
South Jersey Industries, Inc.	235,000	7,332,000
Southwest Gas Holdings, Inc.	85,000	6,695,450
Total		23,879,040
Multi-Utilities 1.1%
CMS Energy Corp.	150,000	7,813,500
Total Utilities		49,760,400
Total Common Stocks (Cost $550,881,065)		685,510,115

Money Market Funds 3.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(b),(c)	27,607,921	27,605,160
Total Money Market Funds (Cost $27,605,160)		27,605,160
Total Investments in Securities (Cost: $578,486,225)		713,115,275
Other Assets & Liabilities, Net		157,178
Net Assets		713,272,453

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	19,539,323	84,373,470	(76,304,872)	27,607,921	(146)	(1,740)	260,455	27,605,160
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	17,437,100	—	—	—	17,437,100
Consumer Discretionary	54,856,820	—	—	—	54,856,820
Consumer Staples	22,761,100	—	—	—	22,761,100
Energy	47,886,950	—	—	—	47,886,950
Financials	154,311,520	—	—	—	154,311,520
Health Care	49,723,215	—	—	—	49,723,215
Industrials	103,566,747	—	—	—	103,566,747
Information Technology	69,199,207	—	—	—	69,199,207
Materials	23,662,440	—	—	—	23,662,440
Real Estate	92,344,616	—	—	—	92,344,616
Utilities	49,760,400	—	—	—	49,760,400
Total Common Stocks	685,510,115	—	—	—	685,510,115
Money Market Funds	—	—	—	27,605,160	27,605,160
Total Investments in Securities	685,510,115	—	—	27,605,160	713,115,275
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	9

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $550,881,065)	$685,510,115
Affiliated issuers (cost $27,605,160)	27,605,160
Receivable for:
Investments sold	667,937
Capital shares sold	269,220
Dividends	799,059
Prepaid expenses	3,638
Total assets	714,855,129
Liabilities
Payable for:
Capital shares purchased	1,290,884
Management services fees	15,684
Distribution and/or service fees	3,700
Transfer agent fees	78,504
Compensation of board members	116,951
Compensation of chief compliance officer	87
Other expenses	76,866
Total liabilities	1,582,676
Net assets applicable to outstanding capital stock	$713,272,453
Represented by
Paid in capital	524,078,669
Total distributable earnings (loss)	189,193,784
Total - representing net assets applicable to outstanding capital stock	$713,272,453
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$492,112,314
Shares outstanding	51,311,950
Net asset value per share	$9.59
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.18
Advisor Class
Net assets	$39,318,507
Shares outstanding	4,078,699
Net asset value per share	$9.64
Class C
Net assets	$9,893,402
Shares outstanding	1,158,100
Net asset value per share	$8.54
Institutional Class
Net assets	$81,348,326
Shares outstanding	8,233,201
Net asset value per share	$9.88
Institutional 2 Class
Net assets	$19,840,139
Shares outstanding	2,024,431
Net asset value per share	$9.80
Institutional 3 Class
Net assets	$65,571,088
Shares outstanding	6,796,061
Net asset value per share	$9.65
Class R
Net assets	$5,186,323
Shares outstanding	553,808
Net asset value per share	$9.36
Class T
Net assets	$2,354
Shares outstanding	243
Net asset value per share	$9.69
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$9.94
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	11

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$6,291,839
Dividends — affiliated issuers	260,455
Interfund lending	205
Foreign taxes withheld	(23,765)
Total income	6,528,734
Expenses:
Management services fees	3,144,479
Distribution and/or service fees
Class A	677,233
Class C	69,736
Class R	14,156
Class T	3
Transfer agent fees
Class A	348,484
Advisor Class	28,183
Class C	8,901
Institutional Class	58,615
Institutional 2 Class	8,372
Institutional 3 Class	2,691
Class R	3,641
Class T	2
Compensation of board members	10,645
Custodian fees	9,396
Printing and postage fees	60,704
Registration fees	71,241
Audit fees	16,821
Legal fees	6,396
Compensation of chief compliance officer	87
Other	10,618
Total expenses	4,550,404
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(3,912)
Fees waived by transfer agent
Institutional 2 Class	(2,689)
Institutional 3 Class	(955)
Expense reduction	(60)
Total net expenses	4,542,788
Net investment income	1,985,946
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	6,980,545
Investments — affiliated issuers	(146)
Net realized gain	6,980,399
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(68,964,011)
Investments — affiliated issuers	(1,740)
Net change in unrealized appreciation (depreciation)	(68,965,751)
Net realized and unrealized loss	(61,985,352)
Net decrease in net assets resulting from operations	$(59,999,406)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$1,985,946	$1,475,031
Net realized gain	6,980,399	52,513,825
Net change in unrealized appreciation (depreciation)	(68,965,751)	56,624,671
Net increase (decrease) in net assets resulting from operations	(59,999,406)	110,613,527
Distributions to shareholders
Net investment income
Class A	—	(184,964)
Advisor Class	—	(27,419)
Institutional Class	—	(171,888)
Institutional 2 Class	—	(71,800)
Institutional 3 Class	—	(102,108)
Class K	—	(25,027)
Class T	—	(1)
Net realized gains
Class A	—	(49,677,701)
Advisor Class	—	(1,376,092)
Class C	—	(2,604,185)
Institutional Class	—	(8,626,798)
Institutional 2 Class	—	(2,787,882)
Institutional 3 Class	—	(3,601,664)
Class K	—	(2,810,782)
Class R	—	(534,318)
Class T	—	(228)
Total distributions to shareholders	—	(72,602,857)
Decrease in net assets from capital stock activity	(41,879,532)	(46,514,242)
Total decrease in net assets	(101,878,938)	(8,503,572)
Net assets at beginning of period	815,151,391	823,654,963
Net assets at end of period	$713,272,453	$815,151,391
Undistributed net investment income	$2,455,870	$469,924
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	13

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,830,126	19,000,303	1,454,618	15,013,141
Distributions reinvested	—	—	4,944,465	49,642,424
Redemptions	(4,139,820)	(42,210,941)	(10,049,834)	(103,555,407)
Net decrease	(2,309,694)	(23,210,638)	(3,650,751)	(38,899,842)
Advisor Class
Subscriptions	352,038	3,607,763	3,779,843	39,459,073
Distributions reinvested	—	—	139,514	1,403,511
Redemptions	(658,515)	(6,802,652)	(1,117,640)	(11,467,640)
Net increase (decrease)	(306,477)	(3,194,889)	2,801,717	29,394,944
Class B
Redemptions	—	—	(259,141)	(2,418,459)
Net decrease	—	—	(259,141)	(2,418,459)
Class C
Subscriptions	33,758	308,646	99,971	922,929
Distributions reinvested	—	—	285,486	2,572,230
Redemptions	(1,548,349)	(14,426,677)	(819,291)	(7,604,298)
Net decrease	(1,514,591)	(14,118,031)	(433,834)	(4,109,139)
Institutional Class
Subscriptions	580,379	6,100,321	2,521,259	26,556,719
Distributions reinvested	—	—	842,230	8,683,390
Redemptions	(1,338,430)	(14,043,539)	(6,979,122)	(74,309,142)
Net decrease	(758,051)	(7,943,218)	(3,615,633)	(39,069,033)
Institutional 2 Class
Subscriptions	216,692	2,286,537	929,157	9,702,288
Distributions reinvested	—	—	201,994	2,064,383
Redemptions	(736,697)	(7,738,474)	(2,289,604)	(24,157,171)
Net decrease	(520,005)	(5,451,937)	(1,158,453)	(12,390,500)
Institutional 3 Class
Subscriptions	1,775,167	18,241,404	5,732,153	59,857,765
Distributions reinvested	—	—	368,144	3,703,532
Redemptions	(573,152)	(5,837,556)	(653,676)	(6,784,659)
Net increase	1,202,015	12,403,848	5,446,621	56,776,638
Class K
Subscriptions	—	—	303,408	3,183,443
Distributions reinvested	—	—	279,364	2,835,541
Redemptions	—	—	(3,908,722)	(41,201,356)
Net decrease	—	—	(3,325,950)	(35,182,372)
Class R
Subscriptions	91,831	906,772	114,476	1,149,652
Distributions reinvested	—	—	50,207	493,035
Redemptions	(127,255)	(1,271,439)	(224,653)	(2,259,166)
Net decrease	(35,424)	(364,667)	(59,970)	(616,479)
Total net decrease	(4,242,227)	(41,879,532)	(4,255,394)	(46,514,242)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

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Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	15

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$10.39	0.02	(0.82)	(0.80)	—	—	—
Year Ended 5/31/2018	$9.95	0.01	1.37	1.38	(0.00) (e)	(0.94)	(0.94)
Year Ended 5/31/2017	$8.57	0.01	1.39	1.40	(0.02)	—	(0.02)
Year Ended 5/31/2016	$10.03	0.02	(0.95)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.81	(0.01)	0.84	0.83	—	(1.61)	(1.61)
Year Ended 5/31/2014	$10.08	0.01	1.62	1.63	(0.11)	(0.79)	(0.90)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$10.43	0.04	(0.83)	(0.79)	—	—	—
Year Ended 5/31/2018	$9.98	0.04	1.37	1.41	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.58	0.03	1.41	1.44	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.03	0.04	(0.96)	(0.92)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.79	0.02	0.84	0.86	(0.01)	(1.61)	(1.62)
Year Ended 5/31/2014	$10.06	0.04	1.61	1.65	(0.13)	(0.79)	(0.92)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$9.29	(0.02)	(0.73)	(0.75)	—	—	—
Year Ended 5/31/2018	$9.05	(0.06)	1.24	1.18	—	(0.94)	(0.94)
Year Ended 5/31/2017	$7.83	(0.06)	1.28	1.22	—	—	—
Year Ended 5/31/2016	$9.29	(0.04)	(0.89)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.20	(0.08)	0.78	0.70	—	(1.61)	(1.61)
Year Ended 5/31/2014	$9.59	(0.07)	1.54	1.47	(0.07)	(0.79)	(0.86)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$10.69	0.04	(0.85)	(0.81)	—	—	—
Year Ended 5/31/2018	$10.21	0.04	1.40	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.78	0.03	1.44	1.47	(0.04)	—	(0.04)
Year Ended 5/31/2016	$10.24	0.04	(0.97)	(0.93)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.99	0.02	0.85	0.87	(0.01)	(1.61)	(1.62)
Year Ended 5/31/2014	$10.23	0.04	1.65	1.69	(0.14)	(0.79)	(0.93)
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$9.59	(7.70%)	1.23% (c)	1.23% (c),(d)	0.44% (c)	16%	$492,112
Year Ended 5/31/2018	$10.39	14.24%	1.23%	1.23% (d)	0.14%	46%	$557,134
Year Ended 5/31/2017	$9.95	16.38%	1.25%	1.25% (d)	0.08%	57%	$569,969
Year Ended 5/31/2016	$8.57	(9.09%)	1.25%	1.25% (d)	0.22%	69%	$686,606
Year Ended 5/31/2015	$10.03	8.58%	1.25%	1.25% (d)	(0.05%)	50%	$886,673
Year Ended 5/31/2014	$10.81	16.73%	1.26%	1.25% (d)	0.10%	110%	$976,436
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$9.64	(7.57%)	0.98% (c)	0.98% (c),(d)	0.69% (c)	16%	$39,319
Year Ended 5/31/2018	$10.43	14.47%	0.99%	0.98% (d)	0.41%	46%	$45,740
Year Ended 5/31/2017	$9.98	16.84%	1.00%	1.00% (d)	0.33%	57%	$15,800
Year Ended 5/31/2016	$8.58	(8.98%)	1.00%	1.00% (d)	0.49%	69%	$13,780
Year Ended 5/31/2015	$10.03	8.90%	1.00%	1.00% (d)	0.22%	50%	$14,552
Year Ended 5/31/2014	$10.79	16.95%	1.01%	1.00% (d)	0.36%	110%	$25,924
Class C
Six Months Ended 11/30/2018 (Unaudited)	$8.54	(8.07%)	1.97% (c)	1.97% (c),(d)	(0.32%) (c)	16%	$9,893
Year Ended 5/31/2018	$9.29	13.36%	1.98%	1.98% (d)	(0.62%)	46%	$24,831
Year Ended 5/31/2017	$9.05	15.58%	2.00%	2.00% (d)	(0.67%)	57%	$28,116
Year Ended 5/31/2016	$7.83	(9.83%)	2.00%	2.00% (d)	(0.52%)	69%	$30,361
Year Ended 5/31/2015	$9.29	7.77%	2.00%	2.00% (d)	(0.80%)	50%	$35,212
Year Ended 5/31/2014	$10.20	15.79%	2.01%	2.00% (d)	(0.66%)	110%	$36,115
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$9.88	(7.58%)	0.98% (c)	0.98% (c),(d)	0.69% (c)	16%	$81,348
Year Ended 5/31/2018	$10.69	14.44%	0.98%	0.98% (d)	0.38%	46%	$96,124
Year Ended 5/31/2017	$10.21	16.79%	1.02%	1.01% (d)	0.31%	57%	$128,661
Year Ended 5/31/2016	$8.78	(8.89%)	1.00%	1.00% (d)	0.48%	69%	$21,929
Year Ended 5/31/2015	$10.24	8.82%	1.00%	1.00% (d)	0.20%	50%	$28,575
Year Ended 5/31/2014	$10.99	17.04%	1.01%	1.00% (d)	0.36%	110%	$31,909
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	17

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$10.60	0.04	(0.84)	(0.80)	—	—	—
Year Ended 5/31/2018	$10.12	0.05	1.39	1.44	(0.02)	(0.94)	(0.96)
Year Ended 5/31/2017	$8.71	0.04	1.42	1.46	(0.05)	—	(0.05)
Year Ended 5/31/2016	$10.15	0.05	(0.96)	(0.91)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.90	0.03	0.85	0.88	(0.02)	(1.61)	(1.63)
Year Ended 5/31/2014	$10.16	0.06	1.62	1.68	(0.15)	(0.79)	(0.94)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$10.43	0.04	(0.82)	(0.78)	—	—	—
Year Ended 5/31/2018	$9.98	0.05	1.37	1.42	(0.03)	(0.94)	(0.97)
Year Ended 5/31/2017	$8.58	0.05	1.41	1.46	(0.06)	—	(0.06)
Year Ended 5/31/2016	$10.01	0.06	(0.96)	(0.90)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.77	0.04	0.83	0.87	(0.02)	(1.61)	(1.63)
Year Ended 5/31/2014(f)	$10.08	0.04	1.59	1.63	(0.15)	(0.79)	(0.94)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$10.16	0.01	(0.81)	(0.80)	—	—	—
Year Ended 5/31/2018	$9.77	(0.01)	1.34	1.33	—	(0.94)	(0.94)
Year Ended 5/31/2017	$8.41	(0.02)	1.38	1.36	(0.00) (e)	—	(0.00) (e)
Year Ended 5/31/2016	$9.89	(0.00) (e)	(0.95)	(0.95)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.70	(0.03)	0.83	0.80	—	(1.61)	(1.61)
Year Ended 5/31/2014	$9.99	(0.02)	1.61	1.59	(0.09)	(0.79)	(0.88)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$10.50	0.02	(0.83)	(0.81)	—	—	—
Year Ended 5/31/2018	$10.05	0.01	1.39	1.40	(0.01)	(0.94)	(0.95)
Year Ended 5/31/2017	$8.65	0.01	1.41	1.42	(0.02)	—	(0.02)
Year Ended 5/31/2016	$10.12	0.02	(0.96)	(0.94)	—	(0.53)	(0.53)
Year Ended 5/31/2015	$10.89	(0.00) (e)	0.84	0.84	—	(1.61)	(1.61)
Year Ended 5/31/2014	$10.15	0.01	1.63	1.64	(0.11)	(0.79)	(0.90)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on June 13, 2013. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.80	(7.55%)	0.92% (c)	0.90% (c)	0.76% (c)	16%	$19,840
Year Ended 5/31/2018	$10.60	14.63%	0.91%	0.90%	0.46%	46%	$26,971
Year Ended 5/31/2017	$10.12	16.81%	0.90%	0.90%	0.43%	57%	$37,489
Year Ended 5/31/2016	$8.71	(8.77%)	0.89%	0.89%	0.58%	69%	$35,946
Year Ended 5/31/2015	$10.15	8.99%	0.86%	0.86%	0.33%	50%	$53,124
Year Ended 5/31/2014	$10.90	17.12%	0.84%	0.84%	0.53%	110%	$121,576
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.65	(7.48%)	0.86% (c)	0.85% (c)	0.82% (c)	16%	$65,571
Year Ended 5/31/2018	$10.43	14.55%	0.87%	0.86%	0.51%	46%	$58,363
Year Ended 5/31/2017	$9.98	16.99%	0.85%	0.85%	0.48%	57%	$1,471
Year Ended 5/31/2016	$8.58	(8.80%)	0.85%	0.85%	0.72%	69%	$760
Year Ended 5/31/2015	$10.01	9.04%	0.81%	0.81%	0.35%	50%	$59
Year Ended 5/31/2014(f)	$10.77	16.73%	0.79% (c)	0.78% (c)	0.37% (c)	110%	$7,031
Class R
Six Months Ended 11/30/2018 (Unaudited)	$9.36	(7.87%)	1.48% (c)	1.48% (c),(d)	0.18% (c)	16%	$5,186
Year Ended 5/31/2018	$10.16	13.95%	1.48%	1.48% (d)	(0.12%)	46%	$5,986
Year Ended 5/31/2017	$9.77	16.20%	1.50%	1.50% (d)	(0.17%)	57%	$6,343
Year Ended 5/31/2016	$8.41	(9.43%)	1.50%	1.50% (d)	(0.03%)	69%	$7,409
Year Ended 5/31/2015	$9.89	8.37%	1.50%	1.50% (d)	(0.30%)	50%	$9,670
Year Ended 5/31/2014	$10.70	16.42%	1.51%	1.50% (d)	(0.15%)	110%	$12,245
Class T
Six Months Ended 11/30/2018 (Unaudited)	$9.69	(7.71%)	1.23% (c)	1.23% (c),(d)	0.43% (c)	16%	$2
Year Ended 5/31/2018	$10.50	14.22%	1.20%	1.20% (d)	0.14%	46%	$3
Year Ended 5/31/2017	$10.05	16.45%	1.25%	1.25% (d)	0.07%	57%	$2
Year Ended 5/31/2016	$8.65	(9.10%)	1.25%	1.25% (d)	0.24%	69%	$2
Year Ended 5/31/2015	$10.12	8.62%	1.24%	1.24% (d)	(0.04%)	50%	$2
Year Ended 5/31/2014	$10.89	16.73%	1.24%	1.24% (d)	0.14%	110%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	19

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Small/Mid Cap Value Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
20	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
All equity securities and exchange-traded funds are valued at the close of business of the New York Stock Exchange. Equity securities and exchange-traded funds are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
22	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.82% to 0.65% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.80% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class. In addition, effective October 1, 2018 through September 30, 2019, Institutional 2 Class shares are subject to a
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
contractual transfer agency fee annual limitation of not more than 0.04% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class. Prior to October 1, 2018, Institutional 2 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares were subject to a contractual transfer agency fee annual limitation of not more than 0.01% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.13
Advisor Class	0.13
Class C	0.13
Institutional Class	0.13
Institutional 2 Class	0.05
Institutional 3 Class	0.01
Class R	0.13
Class T	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $60.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $304,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	83,063
Class C	471
24	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.33%	1.26%
Advisor Class	1.08	1.01
Class C	2.08	2.01
Institutional Class	1.08	1.01
Institutional 2 Class	0.99	0.90
Institutional 3 Class	0.95	0.86
Class R	1.58	1.51
Class T	1.33	1.26
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitment, effective October 1, 2018, through September 30, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.04% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Reflected in the contractual cap commitment, prior to October 1, 2018, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.01% for Institutional 3 Class of the average daily net assets attributable to each share class. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
578,486,000	157,384,000	(22,755,000)	134,629,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $117,532,681 and $164,523,051, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	900,000	2.74	3
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
26	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The Fund had no borrowings during the six months ended November 30, 2018.
Note 9. Significant risks
Shareholder concentration risk
At November 30, 2018, affiliated shareholders of record owned 69.5% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	27

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Small/Mid Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
28	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	29

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
30	Columbia Small/Mid Cap Value Fund | Semiannual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Small/Mid Cap Value Fund | Semiannual Report 2018	31

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Columbia Small/Mid Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR198_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Quality Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Quality Income Fund   |  Semiannual Report 2018

Columbia Quality Income Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Quality Income Fund (the Fund) seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2009
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2010
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	02/14/02	0.24	0.17	2.19	4.80
	Including sales charges		-2.86	-2.87	1.56	4.49
Advisor Class*		11/08/12	0.37	0.63	2.49	4.96
Class C	Excluding sales charges	02/14/02	-0.13	-0.38	1.47	4.03
	Including sales charges		-1.12	-1.36	1.47	4.03
Institutional Class*		09/27/10	0.56	0.63	2.49	5.04
Institutional 2 Class*		11/08/12	0.44	0.74	2.59	5.01
Institutional 3 Class*		10/01/14	0.63	0.78	2.57	4.99
Class R*		03/01/16	0.31	0.13	1.93	4.48
Class T*	Excluding sales charges	06/18/12	0.43	0.37	2.27	4.81
	Including sales charges		-2.13	-2.15	1.75	4.55
Bloomberg Barclays U.S. Mortgage-Backed Securities Index			0.20	-0.49	2.06	3.09
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Barclays U.S. Mortgage-Backed Securities Index is composed of all mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Quality Income Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2018)
Asset-Backed Securities — Non-Agency	9.8
Commercial Mortgage-Backed Securities - Agency	2.3
Commercial Mortgage-Backed Securities - Non-Agency	8.2
Money Market Funds	2.3
Residential Mortgage-Backed Securities - Agency	59.9
Residential Mortgage-Backed Securities - Non-Agency	17.5
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2018)
AAA rating	64.0
AA rating	5.6
A rating	5.4
BBB rating	5.9
BB rating	2.4
B rating	1.2
Not rated	15.5
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Quality Income Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,002.40	1,020.46	4.62	4.66	0.92
Advisor Class	1,000.00	1,000.00	1,003.70	1,021.71	3.37	3.40	0.67
Class C	1,000.00	1,000.00	998.70	1,016.70	8.37	8.44	1.67
Institutional Class	1,000.00	1,000.00	1,005.60	1,021.71	3.37	3.40	0.67
Institutional 2 Class	1,000.00	1,000.00	1,004.40	1,022.26	2.81	2.84	0.56
Institutional 3 Class	1,000.00	1,000.00	1,006.30	1,022.51	2.57	2.59	0.51
Class R	1,000.00	1,000.00	1,003.10	1,019.20	5.88	5.92	1.17
Class T	1,000.00	1,000.00	1,004.30	1,020.46	4.62	4.66	0.92
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Quality Income Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 12.9%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
ALM XIX Ltd.(a),(b)
Series 2016-19A Class B
3-month USD LIBOR + 3.000% 07/15/2028	5.436%	4,000,000	4,004,668
Apidos CLO XXVIII(a),(b)
Series 2017-28A Class B
3-month USD LIBOR + 1.700% 01/20/2031	4.169%	8,000,000	7,811,224
Avant Loans Funding Trust(a)
Subordinated, Series 2018-B Class B
07/15/2022	4.110%	9,946,000	9,948,540
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-1A Class BR
3-month USD LIBOR + 2.350% 08/14/2030	4.964%	5,000,000	5,004,420
Series 2013-3A Class BR
3-month USD LIBOR + 1.700% 10/15/2030	4.136%	6,750,000	6,590,498
Series 2013-4A Class BRR
3-month USD LIBOR + 1.420% 01/15/2031	3.856%	12,500,000	12,258,300
Conn’s Receivables Funding LLC(a)
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	5,600,000	5,618,291
Consumer Loan Underlying Bond Credit Trust(a)
Series 2018-P2 Class B
10/15/2025	4.100%	8,500,000	8,501,097
Subordinated, Series 2018-P1 Class B
07/15/2025	4.070%	12,310,000	12,279,454
Dryden 33 Senior Loan Fund(a),(b)
Series 2014-33A Class ER
3-month USD LIBOR + 7.540% 10/15/2028	9.976%	3,000,000	3,023,466
Madison Park Funding Ltd.(a),(b)
Series 2015-18A Class CR
3-month USD LIBOR + 1.950% 10/21/2030	4.419%	7,000,000	6,930,616
Marlette Funding Trust(a)
Subordinated, Series 2018-2A Class C
07/17/2028	4.370%	8,250,000	8,225,031
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	5,000,000	4,787,850
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.719%	2,750,000	2,751,084
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.139%	4,300,000	4,340,588
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	4.270%	7,000,000	7,002,975
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	7,000,000	6,985,386
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	10,250,000	10,346,564
Subordinated, Series 2017-2A Class B
09/15/2023	3.480%	5,000,000	4,990,979
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	12,750,000	12,778,997
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class A2
3-month USD LIBOR + 1.550% 04/15/2030	3.936%	26,500,000	25,984,999
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	7.920%	7,000,000	6,707,708
RR 1 LLC(a),(b)
Series 2017-1A Class A2R
3-month USD LIBOR + 1.700% 07/15/2029	2.979%	7,800,000	7,753,793
RR 3 Ltd.(a),(b)
Series 2014-14A Class A2R2
3-month USD LIBOR + 1.400% 01/15/2030	3.836%	6,500,000	6,397,391
SCF Equipment Leasing LLC(a)
Series 2017-2A Class A
12/20/2023	3.410%	8,454,699	8,405,193
SoFi Consumer Loan Program Trust(a)
Series 2018-3 Class B
08/25/2027	4.020%	8,450,000	8,468,776
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	6	2,257,986
Series 2016-A Class RIO
01/25/2038	0.000%	9	2,208,944
Series 2016-A Class RPO
01/25/2038	0.000%	9	3,728,295
Series 2016-B Class RC
04/25/2037	0.000%	6	1,924,396
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
SoFi Professional Loan Program LLC(a),(c),(d),(f)
Series 2017-A Class R
03/26/2040	0.000%	53,124	3,170,175
Sounds Point IV-R CLO Ltd.(a),(b)
Series 2013-3RA Class B
3-month USD LIBOR + 1.750% 04/18/2031	4.195%	10,000,000	9,966,710
Total Asset-Backed Securities — Non-Agency (Cost $238,509,458)			231,154,394

Commercial Mortgage-Backed Securities - Agency 3.0%

Federal National Mortgage Association(g)
Series 2017-M15 Class ATS2
11/25/2027	3.196%	15,000,000	14,392,854
Federal National Mortgage Association
Series 2017-T1 Class A
06/25/2027	2.898%	17,980,018	16,967,599
FRESB Mortgage Trust(g)
Series 2018-SB45 Class A10F
11/25/2027	3.160%	15,915,087	15,479,654
Government National Mortgage Association
Series 2017-190 Class AD
03/16/2060	2.600%	7,888,483	7,301,126
Total Commercial Mortgage-Backed Securities - Agency (Cost $56,734,484)			54,141,233

Commercial Mortgage-Backed Securities - Non-Agency 10.8%

1211 Avenue of the Americas Trust(a),(g)
Subordinated, Series 2015-1211 Class C
08/10/2035	4.280%	4,400,000	4,366,084
Ashford Hospitality Trust(a),(b)
Series 2018-KEYS Class C
1-month USD LIBOR + 1.600% 05/15/2035	3.907%	10,000,000	9,993,672
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class E
1-month USD LIBOR + 2.250% 10/15/2037	4.409%	4,490,000	4,478,817
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class D
1-month USD LIBOR + 1.800% 06/15/2035	4.107%	6,500,000	6,531,313
BX Trust(a),(b)
Series 2018-GW Class E
1-month USD LIBOR + 1.970% 05/15/2035	4.277%	7,000,000	7,000,025
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class B
1-month USD LIBOR + 1.400% 11/15/2036	3.707%	4,200,000	4,190,880
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Series 2017-CSMO Class D
1-month USD LIBOR + 2.250% 11/15/2036	4.557%	17,000,000	17,010,887
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% 11/15/2036	5.307%	3,675,000	3,682,964
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	6,560,000	6,242,514
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	9,500,000	8,540,127
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	5,800,000	4,901,003
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class B
1-month USD LIBOR + 1.750% 03/15/2033	4.057%	11,649,563	11,624,198
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class D
11/05/2038	4.333%	9,400,000	9,110,939
Series 2016-HHV Class F
11/05/2038	4.333%	15,500,000	13,795,505
Hilton U.S.A. Trust(a)
Series 2016-SFP Class A
11/05/2035	2.828%	2,200,000	2,119,341
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	9,000,000	9,096,828
Subordinated, Series 2016-SFP Class F
11/05/2035	6.155%	8,700,000	8,737,998
Independence Plaza Trust(a)
Series 2018-INDP Class C
07/10/2035	4.158%	4,000,000	3,960,906
Invitation Homes Trust(a),(b)
Series 2017-SFR2 Class E
1-month USD LIBOR + 2.250% 12/17/2036	4.557%	10,000,000	10,052,714
Morgan Stanley Capital I Trust(a),(g)
Series 2018-MP Class E
07/11/2040	4.419%	5,000,000	4,568,538
Olympic Tower Mortgage Trust(a),(g)
Subordinated, Series 2017-OT Class D
05/10/2039	4.077%	9,740,000	9,034,707
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	4,000,000	3,940,997
Series 2018-SF3 Class B
10/17/2035	4.079%	18,000,000	18,085,426

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Quality Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class C
1-month USD LIBOR + 1.500% 02/15/2032	3.807%	5,470,000	5,527,499
Series 2018-NYCH Class D
1-month USD LIBOR + 2.100% 02/15/2032	4.407%	6,700,000	6,740,300
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $191,582,245)			193,334,182

Residential Mortgage-Backed Securities - Agency 78.4%

Federal Home Loan Mortgage Corp.
01/01/2020	10.500%	2	2
04/01/2022	6.500%	18,308	18,461
10/01/2024- 04/01/2040	5.000%	8,463,033	8,961,848
06/01/2030	5.500%	4,319,674	4,588,320
06/01/2031	8.000%	91,943	100,667
07/01/2033- 11/01/2037	6.000%	1,099,989	1,207,393
07/01/2039- 06/01/2048	4.500%	38,388,841	39,592,978
04/01/2041- 11/01/2045	4.000%	35,939,709	36,281,291
01/01/2042- 11/01/2046	3.500%	211,908,610	209,311,508
11/01/2043	3.000%	28,218,345	27,078,628
Federal Home Loan Mortgage Corp.(h)
12/13/2048	4.000%	57,000,000	57,319,514
Federal Home Loan Mortgage Corp.(b),(i)
CMO Series 264 Class S1
1-month USD LIBOR + 5.950% 07/15/2042	3.644%	11,748,108	1,743,641
CMO Series 318 Class S1
1-month USD LIBOR + 5.950% 11/15/2043	3.644%	11,933,883	2,061,416
CMO Series 3913 Class SW
1-month USD LIBOR + 6.600% 09/15/2040	4.294%	2,440,196	213,186
CMO Series 4094 Class SY
1-month USD LIBOR + 6.080% 08/15/2042	3.774%	13,385,447	2,240,302
CMO Series 4174 Class SB
1-month USD LIBOR + 6.200% 05/15/2039	3.894%	14,863,508	1,381,197
CMO Series 4183 Class AS
1-month USD LIBOR + 6.150% 04/15/2039	3.844%	4,467,785	448,009
CMO Series 4223 Class DS
1-month USD LIBOR + 6.100% 12/15/2038	3.794%	2,789,300	178,166
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4286 Class NS
1-month USD LIBOR + 5.900% 12/15/2043	3.594%	4,909,220	840,149
CMO Series 4594 Class SA
1-month USD LIBOR + 5.950% 06/15/2046	3.644%	11,794,177	2,012,347
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	3.664%	13,474,869	2,082,906
CMO STRIPS Series 312 Class S1
1-month USD LIBOR + 5.950% 09/15/2043	3.644%	8,316,733	1,280,161
CMO STRIPS Series 326 Class S1
1-month USD LIBOR + 6.000% 03/15/2044	3.694%	5,706,851	850,165
Federal Home Loan Mortgage Corp.(i)
CMO Series 304 Class C69
12/15/2042	4.000%	4,835,084	1,041,746
CMO Series 3786 Class PI
12/15/2037	4.500%	450,145	3,729
CMO Series 3800 Class HI
01/15/2040	4.500%	2,356,318	204,953
CMO Series 4098 Class AI
05/15/2039	3.500%	5,791,784	589,397
CMO Series 4120 Class AI
11/15/2039	3.500%	6,392,893	704,870
CMO Series 4121 Class IA
01/15/2041	3.500%	6,581,054	840,461
CMO Series 4122 Class JI
12/15/2040	4.000%	4,988,656	582,810
CMO Series 4139 Class CI
05/15/2042	3.500%	4,862,806	629,499
CMO Series 4147 Class CI
01/15/2041	3.500%	8,049,369	1,165,616
CMO Series 4148 Class BI
02/15/2041	4.000%	5,076,122	676,189
CMO Series 4177 Class IY
03/15/2043	4.000%	10,639,249	2,264,567
CMO Series 4182 Class DI
05/15/2039	3.500%	11,660,384	1,179,936
CMO Series 4213 Class DI
06/15/2038	3.500%	8,381,140	801,087
CMO Series 4215 Class IL
07/15/2041	3.500%	8,134,239	933,618
Federal Home Loan Mortgage Corp.(g),(i)
CMO Series 4068 Class GI
09/15/2036	1.620%	9,418,203	444,169

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4107 Class KS
06/15/2038	1.543%	7,667,092	436,674
CMO Series 4620 Class AS
11/15/2042	1.374%	13,563,346	558,867
Federal Home Loan Mortgage Corp.(b)
CMO Series 4119 Class SP
1-month USD LIBOR + 2.571% 10/15/2042	1.253%	32,105	30,897
Federal National Mortgage Association
09/01/2022- 10/01/2037	6.500%	4,070,652	4,522,093
11/01/2022- 09/01/2036	6.000%	798,265	867,311
03/01/2023- 04/01/2041	5.500%	2,435,795	2,627,496
04/01/2029- 09/01/2041	5.000%	38,031,252	40,320,390
03/01/2036- 08/01/2041	4.500%	55,167,536	57,313,423
11/01/2037	8.500%	32,929	39,390
11/01/2040- 10/01/2044	4.000%	58,372,060	59,129,558
03/01/2042- 12/01/2046	3.500%	98,790,317	97,365,335
11/01/2046- 01/01/2047	3.000%	102,959,086	98,518,115
CMO Series 2017-72 Class B
09/25/2047	3.000%	15,866,763	15,543,642
Federal National Mortgage Association(h)
12/18/2033	2.500%	37,000,000	35,680,428
12/18/2033- 12/13/2048	3.000%	67,500,000	66,210,021
12/13/2048	3.500%	157,500,000	154,419,253
12/13/2048	4.000%	38,000,000	38,209,711
12/13/2048	4.500%	38,000,000	39,064,357
Federal National Mortgage Association(j)
09/01/2040	4.000%	10,560,191	10,698,707
Federal National Mortgage Association(b),(i)
CMO Series 2005-74 Class NI
1-month USD LIBOR + 6.080% 05/25/2035	3.765%	10,700,908	1,120,106
CMO Series 2007-54 Class DI
1-month USD LIBOR + 6.100% 06/25/2037	3.785%	10,704,905	1,553,315
CMO Series 2012-80 Class DS
1-month USD LIBOR + 6.650% 06/25/2039	4.335%	4,309,460	469,489
CMO Series 2013-97 Class SB
1-month USD LIBOR + 6.100% 06/25/2032	3.785%	7,275,241	547,495
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	3.835%	17,750,472	2,823,839
CMO Series 2016-101 Class SK
1-month USD LIBOR + 5.950% 01/25/2047	3.635%	34,479,402	6,005,329
CMO Series 2016-37 Class SA
1-month USD LIBOR + 5.850% 06/25/2046	3.535%	21,305,447	3,343,941
CMO Series 2016-42 Class SB
1-month USD LIBOR + 6.000% 07/25/2046	3.685%	31,492,617	5,409,849
CMO Series 2017-51 Class SC
1-month USD LIBOR + 6.150% 07/25/2047	3.835%	22,960,465	3,930,728
CMO Series 2017-90 Class SP
1-month USD LIBOR + 6.150% 11/25/2047	3.835%	15,822,296	2,754,592
Federal National Mortgage Association(g),(i)
CMO Series 2006-5 Class N1
08/25/2034	0.000%	8,033,442	1
CMO Series 2016-62 Class AS
09/25/2046	1.467%	22,005,336	791,558
Federal National Mortgage Association(i)
CMO Series 2012-118 Class BI
12/25/2039	3.500%	19,856,543	2,855,629
CMO Series 2012-121 Class GI
08/25/2039	3.500%	5,941,327	775,386
CMO Series 2012-129 Class IC
01/25/2041	3.500%	10,280,395	1,647,865
CMO Series 2012-133 Class EI
07/25/2031	3.500%	3,871,459	425,597
CMO Series 2012-134 Class AI
07/25/2040	3.500%	15,932,606	2,359,794
CMO Series 2012-144 Class HI
07/25/2042	3.500%	4,380,720	538,493
CMO Series 2012-96 Class CI
04/25/2039	3.500%	6,643,106	649,177
CMO Series 2013-1 Class AI
02/25/2043	3.500%	4,796,845	1,016,008
CMO Series 2013-1 Class BI
02/25/2040	3.500%	3,133,066	319,036
CMO Series 2013-16
01/25/2040	3.500%	10,879,886	1,329,563
CMO Series 2013-41 Class IY
05/25/2040	3.500%	12,101,249	1,327,441
CMO Series 2013-6 Class MI
02/25/2040	3.500%	9,782,017	1,355,779

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Quality Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 417 Class C4
02/25/2043	3.500%	15,573,598	2,953,428
Government National Mortgage Association
03/15/2030	7.000%	7,680	7,687
12/15/2031- 02/15/2032	6.500%	199,242	217,412
12/15/2032	6.000%	63,168	70,361
09/15/2033- 08/20/2040	5.000%	12,148,398	12,869,589
Government National Mortgage Association(h)
12/19/2048	3.000%	47,000,000	45,238,417
12/19/2048	3.500%	10,500,000	10,378,799
12/19/2048	4.500%	112,000,000	115,522,053
Government National Mortgage Association(i)
CMO Series 2012-121 Class PI
09/16/2042	4.500%	7,389,402	1,340,333
CMO Series 2012-129 Class AI
08/20/2037	3.000%	8,015,280	761,264
CMO Series 2014-131 Class EI
09/16/2039	4.000%	13,145,431	2,007,606
CMO Series 2015-175 Class AI
10/16/2038	3.500%	26,465,605	3,630,165
Government National Mortgage Association(b),(i)
CMO Series 2014-131 Class BS
1-month USD LIBOR + 6.200% 09/16/2044	3.890%	16,677,556	3,300,442
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	3.899%	15,590,732	2,858,887
CMO Series 2016-108 Class SN
1-month USD LIBOR + 6.080% 08/20/2046	3.779%	9,076,043	1,677,697
CMO Series 2016-146 Class NS
1-month USD LIBOR + 6.100% 10/20/2046	3.799%	10,738,799	1,969,537
CMO Series 2017-101 Class SA
1-month USD LIBOR + 6.200% 07/20/2047	3.899%	13,405,875	2,076,779
CMO Series 2017-170 Class QS
1-month USD LIBOR + 6.200% 11/20/2047	3.899%	18,698,831	3,018,930
CMO Series 2018-1 Class SA
1-month USD LIBOR + 6.200% 01/20/2048	3.899%	13,391,113	2,187,817
CMO Series 2018-105 Class SA
1-month USD LIBOR + 6.200% 08/20/2048	3.899%	22,828,927	3,659,641
CMO Series 2018-139 Class KS
1-month USD LIBOR + 6.150% 10/20/2048	3.849%	9,973,887	1,782,816
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2018-21 Class WS
1-month USD LIBOR + 6.200% 02/20/2048	3.899%	17,541,744	3,172,528
CMO Series 2018-40 Class SC
1-month USD LIBOR + 6.200% 03/20/2048	3.899%	13,450,599	2,180,768
CMO Series 2018-63 Class HS
1-month USD LIBOR + 6.200% 04/20/2048	3.899%	12,654,094	2,143,810
CMO Series 2018-94 Class SA
1-month USD LIBOR + 6.200% 05/20/2048	3.899%	18,760,797	3,361,156
CMO Series 2018-97 Class MS
1-month USD LIBOR + 6.200% 07/20/2048	3.899%	18,543,809	3,082,771
Government National Mortgage Association(b),(c),(i)
CMO Series 2018-155 Class LS
1-month USD LIBOR + 6.150% 11/20/2048	3.832%	23,000,000	3,651,250
Total Residential Mortgage-Backed Securities - Agency (Cost $1,454,230,941)			1,411,882,523

Residential Mortgage-Backed Securities - Non-Agency 22.8%

Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A1
07/25/2046	3.500%	6,265,435	6,263,061
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2017-2 Class M1
07/25/2047	3.737%	9,583,000	9,365,999
CMO Series 2018-2 Class M1
07/27/2048	4.343%	5,495,000	5,446,920
Angel Oak Mortgage Trust I LLC(a),(c),(g)
CMO Series 2018-1 Class M1
04/27/2048	4.100%	6,970,000	6,865,450
Angel Oak Mortgage Trust LLC(a),(g)
CMO Series 2017-1 Class M1
01/25/2047	4.629%	4,545,000	4,634,355
CMO Series 2017-3 Class M1
11/25/2047	3.900%	4,500,000	4,484,980
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A2
04/25/2048	4.016%	6,706,507	6,694,881
CMO Series 2018-1 Class A3
04/25/2048	4.218%	9,836,210	9,819,813
ASG Resecuritization Trust(a),(g)
CMO Series 2013-2 Class 2A70
11/28/2035	4.118%	740,490	739,280

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Bayview Opportunity Master Fund IIIa Trust(a)
Series 2017-RN8 Class A1
11/28/2032	3.352%	1,908,613	1,902,764
Bayview Opportunity Master Fund IVb Trust(a)
Subordinated, CMO Series 2016-SPL2 Class B3
06/28/2053	5.500%	6,983,050	7,175,392
Bayview Opportunity Master Fund Trust IIb(a)
CMO Series 2018-RN5 Class A1
04/28/2033	3.820%	9,442,955	9,421,528
BCAP LLC Trust(a),(g)
CMO Series 2012-RR7 Class 2A3
07/26/2036	4.423%	188,333	187,779
BCAP LLC Trust(a)
CMO Series 2013-RR1 Class 10A1
10/26/2036	3.000%	120,194	119,957
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1B
1-month USD LIBOR + 1.350% 08/25/2028	3.665%	11,500,000	11,551,679
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.915%	4,200,000	4,237,202
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% 10/25/2027	4.165%	16,000,000	15,973,598
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A1
12/01/2065	3.960%	3,857,238	3,850,337
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.065%	7,000,000	7,002,822
CIM Trust(a)
CMO Series 2017-6 Class A1
06/25/2057	3.015%	5,323,128	5,111,187
CIM Trust(a),(g)
CMO Series 2018-R4 Class A1
12/26/2057	4.070%	4,655,350	4,632,126
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2009-11 Class 1A2
02/25/2037	3.961%	710,197	675,441
CMO Series 2014-A Class B2
01/25/2035	5.482%	1,956,330	2,064,461
CMO Series 2014-C Class A
02/25/2054	3.250%	746,878	732,029
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,237,682	3,087,894
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Citigroup Mortgage Loan Trust, Inc.(a)
CMO Series 2015-RP2 Class B2
01/25/2053	4.250%	5,409,324	5,248,527
COLT Mortgage Loan Trust(a)
CMO Series 2016-1 Class A2
05/25/2046	3.500%	2,040,919	2,027,597
CMO Series 2018-1 Class A3
02/25/2048	3.084%	2,546,091	2,525,692
COLT Mortgage Loan Trust(a),(g)
CMO Series 2016-2 Class A2
09/25/2046	3.250%	1,675,201	1,667,794
CMO Series 2016-3 Class M1
12/26/2046	5.500%	9,820,000	9,810,203
CMO Series 2018-2 Class M1
07/27/2048	4.189%	5,000,000	4,957,567
CMO Series 2018-4 Class M1
12/28/2048	4.716%	4,000,000	4,011,546
Credit Suisse Mortgage Capital Certificates(a),(g)
CMO Series 2011-2R Class 2A9
07/27/2036	4.280%	6,985,000	7,256,308
CMO Series 2013-2R Class 1A5
05/27/2036	3.668%	1,135,417	1,133,733
CMO Series 2014-2R Class 17A2
04/27/2037	4.151%	2,183,968	2,180,274
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class A3
10/25/2047	2.813%	2,404,073	2,374,420
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2018-3A Class M1
08/25/2058	4.357%	4,250,000	4,275,617
Deephaven Residential Mortgage Trust(a),(c),(g)
CMO Series 2018-4A Class M1
10/25/2058	4.735%	12,000,000	11,999,621
Subordinated, CMO Series 2018-4A Class B1
10/25/2058	5.535%	5,205,000	5,204,959
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
CMO Series 2003-1 Class 1A7
04/25/2033	5.500%	214,168	209,447
Ellington Financial Mortgage Trust(a),(c),(e),(g)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	2,990,000	2,989,701
GCAT LLC(a)
CMO Series 2018-2 Class A1
06/26/2023	4.090%	8,346,640	8,326,968
Grand Avenue Mortgage Loan Trust(a)
CMO Series 2017-RPL1 Class A1
08/25/2064	3.250%	9,176,235	8,981,069

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Quality Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Homeward Opportunities Fund I Trust(a)
CMO Series 2018-1 Class A3
06/25/2048	3.999%	5,907,763	5,905,657
New Residential Mortgage LLC(a)
CMO Series 2018-FNT2 Class E
07/25/2054	5.120%	4,492,833	4,485,563
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	8,174,589	8,128,656
Subordinated, CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	3,355,884	3,349,130
New Residential Mortgage Loan Trust(a),(g),(i)
CMO Series 2014-1A Class AIO
01/25/2054	2.289%	25,723,523	1,083,308
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class C
01/25/2023	3.981%	5,593,642	5,537,312
Subordinated, CMO Series 2018-PLS2 Class B
02/25/2023	3.709%	4,926,766	4,892,773
Oak Hill Advisors Residential Loan Trust(a)
CMO Series 2017-NPL1 Class A1
06/25/2057	3.000%	3,576,670	3,494,208
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.565%	1,741,492	1,747,365
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	5.165%	18,000,000	18,039,515
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.965%	15,000,000	15,041,337
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A1
09/25/2022	3.470%	10,995,084	10,937,212
CMO Series 2018-2A Class A1
08/25/2023	4.000%	8,232,091	8,220,616
CMO Series 2018-2A Class A2
08/25/2023	5.000%	5,000,000	4,883,703
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A1
11/25/2022	3.470%	7,504,060	7,437,718
CMO Series 2018-1A Class A1
04/25/2023	3.750%	8,390,855	8,307,705
PRPM LLC(a),(g)
CMO Series 2018-3A Class A1
10/25/2023	4.483%	11,847,388	11,832,789
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
RBSSP Resecuritization Trust(a),(g)
CMO Series 2012-1 Class 5A2
12/27/2035	4.364%	3,342,434	3,341,589
RBSSP Resecuritization Trust(a)
CMO Series 2012-5 Class 2A1
07/26/2036	5.750%	635,099	635,741
RCO Trust(a),(c),(e),(g)
CMO Series 2018-VFS1 Class A3
12/26/2053	4.673%	14,440,000	14,440,000
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	4,987,252	4,987,240
Starwood Mortgage Residential Trust(a),(g)
CMO Series 2018-IMC1 Class M1
03/25/2048	4.589%	4,000,000	3,999,672
Vendee Mortgage Trust(g),(i)
CMO Series 1998-1 Class 2IO
03/15/2028	0.238%	1,199,412	6,950
CMO Series 1998-3 Class IO
03/15/2029	0.063%	1,470,971	1,399
Vericrest Opportunity Loan Transferee LXIX LLC(a)
CMO Series 2018-NPL5 Class A1B
08/25/2048	4.704%	10,300,000	10,248,579
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1A
09/25/2048	3.967%	6,480,557	6,472,787
Vericrest Opportunity Loan Transferee LXXII LLC(a)
CMO Series 2018-NPL8 Class A1A
10/26/2048	4.213%	2,968,418	2,969,697
CMO Series 2018-NPL8 Class A1B
10/26/2048	4.655%	18,000,000	18,082,404
Verus Securitization Trust(a),(g)
CMO Series 2018-INV1 Class A2
03/25/2058	3.857%	2,337,901	2,334,688
CMO Series 2018-INV1 Class A3
03/25/2058	4.059%	3,073,907	3,069,720
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $410,162,474)			411,137,011

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Money Market Funds 3.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(k),(l)	54,718,227	54,712,755
Total Money Market Funds (Cost $54,712,755)		54,712,755
Total Investments in Securities (Cost: $2,405,932,357)		2,356,362,098
Other Assets & Liabilities, Net		(556,171,690)
Net Assets		1,800,190,408
At November 30, 2018, securities and/or cash totaling $6,331,900 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	1,366	03/2019	USD	162,438,874	616,032	—

Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Long Bond	(20)	03/2019	USD	(2,823,598)	—	(10,513)
U.S. Treasury 5-Year Note	(227)	03/2019	USD	(25,771,165)	—	(32,387)
Total					—	(42,900)

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(250,000,000)	(250,000,000)	3.00	1/04/2019	(731,250)	(885,875)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(225,000,000)	(225,000,000)	2.90	1/30/2019	(675,000)	(635,220)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(215,000,000)	(215,000,000)	2.75	2/20/2019	(634,250)	(183,976)
3-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(215,000,000)	(215,000,000)	2.75	2/22/2019	(666,500)	(194,425)
Total							(2,707,000)	(1,899,496)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(75,000,000)	(75,000,000)	3.25	02/28/2019	(403,125)	(308,722)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(170,000,000)	(170,000,000)	3.10	12/04/2018	(969,000)	(69,972)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(200,000,000)	(200,000,000)	3.10	12/10/2018	(580,000)	(33,780)
Total							(1,952,125)	(412,474)

The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Quality Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	6,500,000	483,171	(3,250)	452,601	—	27,320	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	1,900,000	141,235	(951)	120,327	—	19,957	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	4,000,000	333,515	(2,000)	271,843	—	59,672	—
Total							957,921	(6,201)	844,771	—	106,949	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	7.826	USD	6,000,000	(891,089)	3,000	—	(817,024)	—	(71,065)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	4.601	USD	5,000,000	(327,344)	2,500	—	(312,652)	—	(12,192)
Total								(1,218,433)	5,500	—	(1,129,676)	—	(83,257)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	3.926	USD	21,380,000	142,050	—	—	142,050	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2018, the total value of these securities amounted to $835,407,791, which represents 46.41% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2018.
(c)	Valuation based on significant unobservable inputs.
(d)	Represents shares owned in the residual interest of an asset-backed securitization.
(e)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2018, the total value of these securities amounted to $27,549,322, which represents 1.53% of total net assets.
(f)	Zero coupon bond.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	13

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Notes to Portfolio of Investments  (continued)
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2018.
(h)	Represents a security purchased on a when-issued basis.
(i)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(j)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(k)	The rate shown is the seven-day current annualized yield at November 30, 2018.
(l)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	55,502,771	431,440,327	(432,224,871)	54,718,227	(2,829)	(772)	328,026	54,712,755
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Quality Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	213,076,748	18,077,646	—	231,154,394
Commercial Mortgage-Backed Securities - Agency	—	54,141,233	—	—	54,141,233
Commercial Mortgage-Backed Securities - Non-Agency	—	193,334,182	—	—	193,334,182
Residential Mortgage-Backed Securities - Agency	—	1,408,231,273	3,651,250	—	1,411,882,523
Residential Mortgage-Backed Securities - Non-Agency	—	369,637,280	41,499,731	—	411,137,011
Money Market Funds	—	—	—	54,712,755	54,712,755
Total Investments in Securities	—	2,238,420,716	63,228,627	54,712,755	2,356,362,098
Investments in Derivatives
Asset
Futures Contracts	616,032	—	—	—	616,032
Swap Contracts	—	248,999	—	—	248,999
Liability
Futures Contracts	(42,900)	—	—	—	(42,900)
Options Contracts Written	—	(2,311,970)	—	—	(2,311,970)
Swap Contracts	—	(83,257)	—	—	(83,257)
Total	573,132	2,236,274,488	63,228,627	54,712,755	2,354,789,002
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined that there was sufficient, reliable and observable market data to value these assets as of period end.
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	15

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2018 ($)
Asset-Backed Securities — Non-Agency	15,448,523	24,829	-	(2,117,206)	-	-	4,721,500	-	18,077,646
Commercial Mortgage-Backed Securities — Non-Agency	6,506,500	-	-	-	-	-	-	(6,506,500)	-
Residential Mortgage-Backed Securities — Agency	-	(2,448)	-	24,010	3,629,688	-	-	-	3,651,250
Residential Mortgage-Backed Securities — Non-Agency	31,961,973	-	-	(70,735)	41,570,466	-	-	(31,961,973)	41,499,731
Total	53,916,996	22,381	-	(2,163,931)	45,200,154	-	4,721,500	(38,468,473)	63,228,627
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2018 was $(2,163,931), which is comprised of Asset-Backed Securities — Non-Agency of $(2,117,206), Residential Mortgage-Backed Securities — Agency of $24,010 and Residential Mortgage-Backed Securities — Non-Agency of $(70,735).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Quality Income Fund | Semiannual Report 2018

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,351,219,602)	$2,301,649,343
Affiliated issuers (cost $54,712,755)	54,712,755
Cash collateral held at broker for:
Options contracts written	1,659,000
Other (a)	1,731,000
Margin deposits on:
Swap contracts	1,105,196
Unrealized appreciation on swap contracts	106,949
Upfront payments on swap contracts	844,771
Receivable for:
Investments sold	22,606
Capital shares sold	4,108,390
Dividends	82,586
Interest	6,967,031
Variation margin for futures contracts	192,094
Expense reimbursement due from Investment Manager	1,111
Prepaid expenses	6,139
Total assets	2,373,188,971
Liabilities
Option contracts written, at value (premiums received $4,659,125)	2,311,970
Due to custodian	47,438
Unrealized depreciation on swap contracts	83,257
Upfront receipts on swap contracts	1,129,676
Payable for:
Investments purchased	5,281,324
Investments purchased on a delayed delivery basis	557,494,603
Capital shares purchased	2,950,808
Distributions to shareholders	3,200,989
Variation margin for futures contracts	15,219
Variation margin for swap contracts	55,707
Management services fees	24,112
Distribution and/or service fees	3,702
Transfer agent fees	171,514
Compensation of board members	135,042
Compensation of chief compliance officer	207
Other expenses	92,995
Total liabilities	572,998,563
Net assets applicable to outstanding capital stock	$1,800,190,408
Represented by
Paid in capital	1,899,755,799
Total distributable earnings (loss)	(99,565,391)
Total - representing net assets applicable to outstanding capital stock	$1,800,190,408
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	17

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$446,136,292
Shares outstanding	84,153,565
Net asset value per share	$5.30
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.46
Advisor Class
Net assets	$83,487,575
Shares outstanding	15,756,902
Net asset value per share	$5.30
Class C
Net assets	$23,046,759
Shares outstanding	4,340,373
Net asset value per share	$5.31
Institutional Class
Net assets	$540,951,357
Shares outstanding	102,116,756
Net asset value per share	$5.30
Institutional 2 Class
Net assets	$29,738,944
Shares outstanding	5,612,191
Net asset value per share	$5.30
Institutional 3 Class
Net assets	$675,639,395
Shares outstanding	128,056,024
Net asset value per share	$5.28
Class R
Net assets	$959,231
Shares outstanding	181,124
Net asset value per share	$5.30
Class T
Net assets	$230,855
Shares outstanding	43,421
Net asset value per share	$5.32
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$5.46

(a)	Includes collateral related to options written and swaps.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Quality Income Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$3,170,436
Dividends — affiliated issuers	328,026
Interest	31,453,027
Total income	34,951,489
Expenses:
Management services fees	4,559,998
Distribution and/or service fees
Class A	590,444
Class C	129,117
Class R	2,220
Class T	293
Transfer agent fees
Class A	400,023
Advisor Class	72,566
Class C	21,857
Institutional Class	432,277
Institutional 2 Class	8,584
Institutional 3 Class	25,989
Class R	752
Class T	198
Compensation of board members	17,640
Custodian fees	28,445
Printing and postage fees	54,584
Registration fees	73,196
Audit fees	25,970
Legal fees	10,864
Interest on collateral	11,297
Compensation of chief compliance officer	207
Other	18,621
Total expenses	6,485,142
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(99,274)
Expense reduction	(5,200)
Total net expenses	6,380,668
Net investment income	28,570,821
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(21,540,019)
Investments — affiliated issuers	(2,829)
Futures contracts	(18,228)
Options contracts written	1,125,000
Swap contracts	(210,488)
Net realized loss	(20,646,564)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(3,649,100)
Investments — affiliated issuers	(772)
Futures contracts	327,136
Options contracts written	2,347,155
Swap contracts	95,353
Net change in unrealized appreciation (depreciation)	(880,228)
Net realized and unrealized loss	(21,526,792)
Net increase in net assets resulting from operations	$7,044,029
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	19

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$28,570,821	$58,306,122
Net realized loss	(20,646,564)	(7,884,239)
Net change in unrealized appreciation (depreciation)	(880,228)	(44,289,196)
Net increase in net assets resulting from operations	7,044,029	6,132,687
Distributions to shareholders
Net investment income and net realized gains
Class A	(4,715,982)
Advisor Class	(961,850)
Class C	(161,337)
Institutional Class	(5,737,762)
Institutional 2 Class	(360,617)
Institutional 3 Class	(8,880,043)
Class R	(7,725)
Class T	(2,337)
Net investment income
Class A		(14,976,215)
Advisor Class		(2,617,271)
Class B		(715)
Class C		(758,454)
Institutional Class		(18,227,707)
Institutional 2 Class		(1,158,252)
Institutional 3 Class		(25,464,498)
Class K		(16,907)
Class R		(21,778)
Class T		(10,169)
Total distributions to shareholders	(20,827,653)	(63,251,966)
Decrease in net assets from capital stock activity	(131,371,082)	(114,948,292)
Total decrease in net assets	(145,154,706)	(172,067,571)
Net assets at beginning of period	1,945,345,114	2,117,412,685
Net assets at end of period	$1,800,190,408	$1,945,345,114
Undistributed (excess of distributions over) net investment income	$5,597,994	$(2,145,174)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Quality Income Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,805,978	25,488,590	15,276,014	82,589,779
Distributions reinvested	625,289	3,317,023	2,028,783	10,957,776
Redemptions	(13,924,175)	(73,807,326)	(26,733,706)	(144,169,830)
Net decrease	(8,492,908)	(45,001,713)	(9,428,909)	(50,622,275)
Advisor Class
Subscriptions	3,007,472	15,947,155	6,756,009	36,451,754
Distributions reinvested	120,937	641,089	345,841	1,864,444
Redemptions	(3,432,883)	(18,155,108)	(5,724,430)	(30,785,797)
Net increase (decrease)	(304,474)	(1,566,864)	1,377,420	7,530,401
Class B
Subscriptions	—	—	3	19
Distributions reinvested	—	—	77	421
Redemptions	—	—	(62,838)	(341,852)
Net decrease	—	—	(62,758)	(341,412)
Class C
Subscriptions	137,916	733,694	718,210	3,886,951
Distributions reinvested	28,338	150,634	131,149	709,364
Redemptions	(1,408,170)	(7,480,074)	(3,516,185)	(19,049,118)
Net decrease	(1,241,916)	(6,595,746)	(2,666,826)	(14,452,803)
Institutional Class
Subscriptions	19,384,527	102,513,566	30,328,904	164,062,616
Distributions reinvested	736,458	3,902,230	2,200,199	11,865,082
Redemptions	(18,283,971)	(96,865,321)	(45,202,401)	(243,562,007)
Net increase (decrease)	1,837,014	9,550,475	(12,673,298)	(67,634,309)
Institutional 2 Class
Subscriptions	1,466,550	7,786,057	4,599,102	24,968,932
Distributions reinvested	67,972	360,307	214,997	1,158,037
Redemptions	(2,331,093)	(12,378,246)	(3,108,600)	(16,604,302)
Net increase (decrease)	(796,571)	(4,231,882)	1,705,499	9,522,667
Institutional 3 Class
Subscriptions	11,341,809	60,033,387	18,568,986	100,096,625
Distributions reinvested	1,667,896	8,805,081	4,742,690	25,464,122
Redemptions	(28,945,034)	(152,586,896)	(23,030,651)	(123,200,612)
Net increase (decrease)	(15,935,329)	(83,748,428)	281,025	2,360,135
Class K
Subscriptions	—	—	12,014	64,756
Distributions reinvested	—	—	2,996	16,182
Redemptions	—	—	(146,774)	(778,876)
Net decrease	—	—	(131,764)	(697,938)
Class R
Subscriptions	59,873	318,108	54,864	294,188
Distributions reinvested	1,442	7,639	3,891	21,003
Redemptions	(17,968)	(95,357)	(100,637)	(543,451)
Net increase (decrease)	43,347	230,390	(41,882)	(228,260)
Class T
Subscriptions	16	81	7	38
Distributions reinvested	421	2,239	1,823	9,888
Redemptions	(1,809)	(9,634)	(72,464)	(394,424)
Net decrease	(1,372)	(7,314)	(70,634)	(384,498)
Total net decrease	(24,892,209)	(131,371,082)	(21,712,127)	(114,948,292)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	21

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$5.34	0.08	(0.07)	0.01	(0.05)	—	(0.05)
Year Ended 5/31/2018	$5.48	0.14	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended 5/31/2017	$5.48	0.13	0.01	0.14	(0.11)	(0.03)	(0.14)
Year Ended 5/31/2016	$5.55	0.13	(0.05)	0.08	(0.13)	(0.02)	(0.15)
Year Ended 5/31/2015	$5.48	0.13	0.08	0.21	(0.14)	—	(0.14)
Year Ended 5/31/2014	$5.56	0.12	(0.01)	0.11	(0.17)	(0.02)	(0.19)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$5.34	0.08	(0.06)	0.02	(0.06)	—	(0.06)
Year Ended 5/31/2018	$5.48	0.15	(0.12)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Year Ended 5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—	(0.15)
Year Ended 5/31/2014	$5.56	0.14	(0.01)	0.13	(0.19)	(0.02)	(0.21)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$5.35	0.05	(0.06)	(0.01)	(0.03)	—	(0.03)
Year Ended 5/31/2018	$5.49	0.10	(0.13)	(0.03)	(0.11)	—	(0.11)
Year Ended 5/31/2017	$5.49	0.09	0.01	0.10	(0.07)	(0.03)	(0.10)
Year Ended 5/31/2016	$5.56	0.09	(0.05)	0.04	(0.09)	(0.02)	(0.11)
Year Ended 5/31/2015	$5.49	0.09	0.08	0.17	(0.10)	—	(0.10)
Year Ended 5/31/2014	$5.57	0.08	(0.01)	0.07	(0.13)	(0.02)	(0.15)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$5.33	0.08	(0.05)	0.03	(0.06)	—	(0.06)
Year Ended 5/31/2018	$5.48	0.15	(0.13)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.47	0.14	0.02	0.16	(0.12)	(0.03)	(0.15)
Year Ended 5/31/2016	$5.55	0.14	(0.06)	0.08	(0.14)	(0.02)	(0.16)
Year Ended 5/31/2015	$5.48	0.14	0.08	0.22	(0.15)	—	(0.15)
Year Ended 5/31/2014	$5.56	0.13	(0.00) (g)	0.13	(0.19)	(0.02)	(0.21)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$5.34	0.08	(0.06)	0.02	(0.06)	—	(0.06)
Year Ended 5/31/2018	$5.48	0.16	(0.13)	0.03	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.48	0.15	0.01	0.16	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.55	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Year Ended 5/31/2015	$5.48	0.15	0.07	0.22	(0.15)	—	(0.15)
Year Ended 5/31/2014	$5.56	0.14	(0.01)	0.13	(0.19)	(0.02)	(0.21)
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Quality Income Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$5.30	0.24%	0.93% (c),(d)	0.92% (c),(d),(e)	2.83% (c)	157%	$446,136
Year Ended 5/31/2018	$5.34	0.22%	0.93%	0.91% (e)	2.58%	311%	$494,616
Year Ended 5/31/2017	$5.48	2.56%	0.91% (f)	0.88% (e),(f)	2.32%	338%	$559,807
Year Ended 5/31/2016	$5.48	1.45%	0.97%	0.89% (e)	2.39%	328%	$670,575
Year Ended 5/31/2015	$5.55	3.80%	0.97%	0.87% (e)	2.34%	358%	$575,613
Year Ended 5/31/2014	$5.48	2.13%	0.95%	0.86% (e)	2.23%	413%	$560,484
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$5.30	0.37%	0.68% (c),(d)	0.67% (c),(d),(e)	3.08% (c)	157%	$83,488
Year Ended 5/31/2018	$5.34	0.48%	0.67%	0.67% (e)	2.83%	311%	$85,695
Year Ended 5/31/2017	$5.48	3.01%	0.66% (f)	0.63% (e),(f)	2.64%	338%	$80,482
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.65% (e)	2.64%	328%	$51,857
Year Ended 5/31/2015	$5.55	4.07%	0.72%	0.63% (e)	2.67%	358%	$21,401
Year Ended 5/31/2014	$5.48	2.40%	0.70%	0.61% (e)	2.54%	413%	$12,510
Class C
Six Months Ended 11/30/2018 (Unaudited)	$5.31	(0.13%)	1.68% (c),(d)	1.67% (c),(d),(e)	2.06% (c)	157%	$23,047
Year Ended 5/31/2018	$5.35	(0.53%)	1.67%	1.66% (e)	1.84%	311%	$29,850
Year Ended 5/31/2017	$5.49	1.80%	1.66% (f)	1.63% (e),(f)	1.58%	338%	$45,314
Year Ended 5/31/2016	$5.49	0.68%	1.72%	1.64% (e)	1.63%	328%	$47,429
Year Ended 5/31/2015	$5.56	3.04%	1.71%	1.62% (e)	1.58%	358%	$36,855
Year Ended 5/31/2014	$5.49	1.37%	1.70%	1.61% (e)	1.49%	413%	$38,790
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$5.30	0.56%	0.69% (c),(d)	0.67% (c),(d),(e)	3.09% (c)	157%	$540,951
Year Ended 5/31/2018	$5.33	0.29%	0.67%	0.66% (e)	2.83%	311%	$534,970
Year Ended 5/31/2017	$5.48	3.01%	0.66% (f)	0.63% (e),(f)	2.60%	338%	$619,001
Year Ended 5/31/2016	$5.47	1.51%	0.72%	0.64% (e)	2.63%	328%	$545,140
Year Ended 5/31/2015	$5.55	4.07%	0.71%	0.62% (e)	2.58%	358%	$447,990
Year Ended 5/31/2014	$5.48	2.40%	0.70%	0.61% (e)	2.46%	413%	$452,308
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$5.30	0.44%	0.57% (c),(d)	0.56% (c),(d)	3.19% (c)	157%	$29,739
Year Ended 5/31/2018	$5.34	0.58%	0.57%	0.57%	2.91%	311%	$34,203
Year Ended 5/31/2017	$5.48	2.90%	0.55% (f)	0.54% (f)	2.70%	338%	$25,782
Year Ended 5/31/2016	$5.48	1.82%	0.57%	0.54%	2.74%	328%	$22,770
Year Ended 5/31/2015	$5.55	4.15%	0.57%	0.54%	2.71%	358%	$11,921
Year Ended 5/31/2014	$5.48	2.47%	0.57%	0.53%	2.62%	413%	$5,539
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	23

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$5.31	0.09	(0.06)	0.03	(0.06)	—	(0.06)
Year Ended 5/31/2018	$5.46	0.16	(0.14)	0.02	(0.17)	—	(0.17)
Year Ended 5/31/2017	$5.45	0.17	0.00 (g)	0.17	(0.13)	(0.03)	(0.16)
Year Ended 5/31/2016	$5.52	0.15	(0.05)	0.10	(0.15)	(0.02)	(0.17)
Year Ended 5/31/2015(h)	$5.44	0.10	0.08	0.18	(0.10)	—	(0.10)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$5.33	0.07	(0.05)	0.02	(0.05)	—	(0.05)
Year Ended 5/31/2018	$5.48	0.13	(0.14)	(0.01)	(0.14)	—	(0.14)
Year Ended 5/31/2017	$5.47	0.14	(0.01) (i)	0.13	(0.09)	(0.03)	(0.12)
Year Ended 5/31/2016(j)	$5.43	0.03	0.03 (i)	0.06	(0.02)	—	(0.02)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$5.35	0.08	(0.06)	0.02	(0.05)	—	(0.05)
Year Ended 5/31/2018	$5.49	0.14	(0.13)	0.01	(0.15)	—	(0.15)
Year Ended 5/31/2017	$5.49	0.12	0.02	0.14	(0.11)	(0.03)	(0.14)
Year Ended 5/31/2016	$5.56	0.14	(0.06)	0.08	(0.13)	(0.02)	(0.15)
Year Ended 5/31/2015	$5.49	0.13	0.08	0.21	(0.14)	—	(0.14)
Year Ended 5/31/2014	$5.58	0.12	(0.02)	0.10	(0.17)	(0.02)	(0.19)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interest on collateral expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Expenses have been reduced due to a reimbursement of expenses overbilled by a third party. If the reimbursement had been excluded, the expense ratios would have been higher by the percentages shown for each class in the table below. All fee waivers and expense reimbursements by the Investment Manager and its affiliates were applied before giving effect to this third party reimbursement.

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R	Class T
05/31/2017	0.02%	0.02%	0.02%	0.02%	0.02%	0.01%	0.01%	0.02%

(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
(i)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(j)	Class R shares commenced operations on March 1, 2016. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
24	Columbia Quality Income Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$5.28	0.63%	0.52% (c),(d)	0.51% (c),(d)	3.23% (c)	157%	$675,639
Year Ended 5/31/2018	$5.31	0.43%	0.52%	0.52%	2.98%	311%	$765,037
Year Ended 5/31/2017	$5.46	3.16%	0.51% (f)	0.51% (f)	3.13%	338%	$784,343
Year Ended 5/31/2016	$5.45	1.84%	0.52%	0.49%	2.75%	328%	$48,156
Year Ended 5/31/2015(h)	$5.52	3.41%	0.52% (c)	0.50% (c)	2.81% (c)	358%	$1,228
Class R
Six Months Ended 11/30/2018 (Unaudited)	$5.30	0.31%	1.19% (c),(d)	1.17% (c),(d),(e)	2.60% (c)	157%	$959
Year Ended 5/31/2018	$5.33	(0.21%)	1.17%	1.16% (e)	2.34%	311%	$735
Year Ended 5/31/2017	$5.48	2.50%	1.17% (f)	1.14% (e),(f)	2.58%	338%	$984
Year Ended 5/31/2016(j)	$5.47	1.20%	1.20% (c)	1.15% (c)	1.95% (c)	328%	$10
Class T
Six Months Ended 11/30/2018 (Unaudited)	$5.32	0.43%	0.94% (c),(d)	0.92% (c),(d),(e)	2.83% (c)	157%	$231
Year Ended 5/31/2018	$5.35	0.23%	0.92%	0.91% (e)	2.62%	311%	$240
Year Ended 5/31/2017	$5.49	2.55%	0.91% (f)	0.88% (e),(f)	2.22%	338%	$634
Year Ended 5/31/2016	$5.49	1.46%	0.98%	0.88% (e)	2.50%	328%	$3,581
Year Ended 5/31/2015	$5.56	3.80%	0.98%	0.88% (e)	2.38%	358%	$34,319
Year Ended 5/31/2014	$5.49	1.94%	0.95%	0.86% (e)	2.22%	413%	$7,393
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Quality Income Fund | Semiannual Report 2018	25

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Quality Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
26	Columbia Quality Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
Columbia Quality Income Fund | Semiannual Report 2018	27

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the
28	Columbia Quality Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
Columbia Quality Income Fund | Semiannual Report 2018	29

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a
30	Columbia Quality Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	248,999*
Credit risk	Upfront payments on swap contracts	844,771
Interest rate risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	616,032*
Total		1,709,802

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	83,257*
Credit risk	Upfront receipts on swap contracts	1,129,676
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	42,900*
Interest rate risk	Options contracts written, at value	2,311,970
Total		3,567,803

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Quality Income Fund | Semiannual Report 2018	31

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(210,488)	(210,488)
Interest rate risk	(18,228)	1,125,000	—	1,106,772
Total	(18,228)	1,125,000	(210,488)	896,284

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	95,353	95,353
Interest rate risk	327,136	2,347,155	—	2,674,291
Total	327,136	2,347,155	95,353	2,769,644
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	151,264,146
Futures contracts — short	20,800,639
Credit default swap contracts — buy protection	31,300,000
Credit default swap contracts — sell protection	16,190,000

Derivative instrument	Average value ($)*
Options contracts — written	(1,761,941)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
32	Columbia Quality Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Quality Income Fund | Semiannual Report 2018	33

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2018:
	Citi ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
OTC credit default swap contracts (b)	-	951,720	-	-	951,720
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	-	55,707	55,707
Options contracts written	2,047,573	-	264,397	-	2,311,970
OTC credit default swap contracts (b)	-	-	1,212,933	-	1,212,933
Total liabilities	2,047,573	-	1,477,330	55,707	3,580,610
Total financial and derivative net assets	(2,047,573)	951,720	(1,477,330)	(55,707)	(2,628,890)
Total collateral received (pledged) (d)	(1,659,000)	951,720	(1,477,330)	(55,707)	(2,240,317)
Net amount (e)	(388,573)	-	-	-	(388,573)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
34	Columbia Quality Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.50% to 0.34% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.49% of the Fund’s average daily net assets.
Columbia Quality Income Fund | Semiannual Report 2018	35

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.17
Advisor Class	0.17
Class C	0.17
Institutional Class	0.17
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.17
Class T	0.17
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $5,200.
36	Columbia Quality Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $263,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	32,821
Class C	802
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	0.91%	0.93%
Advisor Class	0.66	0.68
Class C	1.66	1.68
Institutional Class	0.66	0.68
Institutional 2 Class	0.55	0.57
Institutional 3 Class	0.50	0.52
Class R	1.16	1.18
Class T	0.91	0.93
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Quality Income Fund | Semiannual Report 2018	37

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
2,406,777,000	17,531,000	(64,015,000)	(46,484,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	—	29,351,052	29,351,052
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,735,652,721 and $3,879,877,972, respectively, for the six months ended November 30, 2018, of which $3,363,938,896 and $3,685,633,427, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
38	Columbia Quality Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be
Columbia Quality Income Fund | Semiannual Report 2018	39

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Shareholder concentration risk
At November 30, 2018, one unaffiliated shareholder of record owned 16.5% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 43.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
40	Columbia Quality Income Fund | Semiannual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Quality Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Quality Income Fund | Semiannual Report 2018	41

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) approximated the peer universe’s median expense ratio. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
42	Columbia Quality Income Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Quality Income Fund | Semiannual Report 2018	43

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
44	Columbia Quality Income Fund | Semiannual Report 2018

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Columbia Quality Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR236_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Seligman Communications and Information Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Seligman Communications and Information Fund   |  Semiannual Report 2018

Columbia Seligman Communications and Information Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Seligman Communications and Information Fund (the Fund) seeks to provide shareholders with capital gain.
Portfolio management
Paul Wick
Lead Portfolio Manager
Managed Fund since 1990
Shekhar Pramanick
Technology Team Member
Managed Fund since 2013
Sanjay Devgan
Technology Team Member
Managed Fund since 2013
Jeetil Patel
Technology Team Member
Managed Fund since 2015
Christopher Boova
Technology Team Member
Managed Fund since 2016
Vimal Patel
Technology Team Member
Managed Fund since February 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	06/23/83	-7.25	-1.65	17.63	17.90
	Including sales charges		-12.59	-7.30	16.24	17.21
Advisor Class*		08/03/09	-7.15	-1.43	17.92	18.02
Class C	Excluding sales charges	05/27/99	-7.61	-2.39	16.75	17.02
	Including sales charges		-8.53	-3.24	16.75	17.02
Institutional Class*		09/27/10	-7.14	-1.41	17.92	18.16
Institutional 2 Class		11/30/01	-7.13	-1.37	18.03	18.34
Institutional 3 Class*		03/01/17	-7.09	-1.32	17.77	17.97
Class R		04/30/03	-7.38	-1.91	17.34	17.59
Class T*	Excluding sales charges	04/03/17	-7.26	-1.66	17.62	17.90
	Including sales charges		-9.59	-4.12	17.02	17.60
S&P North American Technology Sector Index			-2.31	11.99	18.32	20.37
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The S&P North American Technology Sector Index is an unmanaged modified capitalization-weighted index based on a universe of technology-related stocks.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2018)
Lam Research Corp.	7.4
Broadcom, Inc.	6.8
Apple, Inc.	4.9
Micron Technology, Inc.	4.3
Alphabet, Inc., Class A	4.1
Synopsys, Inc.	4.1
Alphabet, Inc., Class C	4.0
Visa, Inc., Class A	3.7
Nuance Communications, Inc.	3.4
Oracle Corp.	2.9
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2018)
Common Stocks	98.4
Money Market Funds	1.4
Preferred Stocks	0.2
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2018)
Communication Services	9.9
Consumer Discretionary	1.6
Financials	0.2
Information Technology	88.3
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.
Equity sub-industry breakdown (%) (at November 30, 2018)
Information Technology
Application Software	13.2
Communications Equipment	6.1
Data Processing & Outsourced Services	6.2
Electronic Equipment & Instruments	0.2
Internet Services & Infrastructure	0.2
IT Consulting & Other Services	1.2
Semiconductor Equipment	13.2
Semiconductors	27.1
Systems Software	8.1
Technology Hardware, Storage & Peripherals	12.8
Total	88.3
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Seligman Communications and Information Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	927.50	1,018.85	5.99	6.28	1.24
Advisor Class	1,000.00	1,000.00	928.50	1,020.10	4.79	5.01	0.99
Class C	1,000.00	1,000.00	923.90	1,015.14	9.55	10.00	1.98
Institutional Class	1,000.00	1,000.00	928.60	1,020.10	4.79	5.01	0.99
Institutional 2 Class	1,000.00	1,000.00	928.70	1,020.36	4.54	4.76	0.94
Institutional 3 Class	1,000.00	1,000.00	929.10	1,020.56	4.35	4.56	0.90
Class R	1,000.00	1,000.00	926.20	1,017.60	7.19	7.54	1.49
Class T	1,000.00	1,000.00	927.40	1,018.85	5.99	6.28	1.24
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.3%
Issuer	Shares	Value ($)
Communication Services 9.8%
Integrated Telecommunication Services 0.2%
Ooma, Inc.(a),(b)	925,294	13,823,893
Total Integrated Telecommunication Services		13,823,893
Interactive Home Entertainment 0.3%
Zynga, Inc., Class A(b)	3,928,000	14,219,360
Total Interactive Home Entertainment		14,219,360
Interactive Media & Services 8.0%
Alphabet, Inc., Class A(b)	208,300	231,140,095
Alphabet, Inc., Class C(b)	203,951	223,210,093
Eventbrite, Inc., Class A(b)	36,823	1,094,011
Total Interactive Media & Services		455,444,199
Movies & Entertainment 1.3%
21st Century Fox, Inc., Class A	559,027	27,655,066
Walt Disney Co. (The)	376,200	43,447,338
Total Movies & Entertainment		71,102,404
Total Communication Services		554,589,856
Consumer Discretionary 1.6%
Internet & Direct Marketing Retail 1.6%
eBay, Inc.(b)	3,070,000	91,639,500
Total Internet & Direct Marketing Retail		91,639,500
Total Consumer Discretionary		91,639,500
Information Technology 86.9%
Application Software 13.0%
Adobe, Inc.(b)	114,200	28,651,638
Cornerstone OnDemand, Inc.(b)	857,100	46,814,802
LogMeIn, Inc.	875,548	80,751,792
Nuance Communications, Inc.(b)	11,791,914	188,552,705
Salesforce.com, Inc.(b)	652,351	93,129,629
Splunk, Inc.(b)	331,463	37,034,361
Synopsys, Inc.(b)	2,480,033	228,014,234
Verint Systems, Inc.(b)	695,700	31,605,651
Total Application Software		734,554,812
Common Stocks (continued)
Issuer	Shares	Value ($)
Communications Equipment 6.0%
Arista Networks, Inc.(b)	161,500	38,514,520
Arris International PLC(b)	2,884,599	89,134,109
Cisco Systems, Inc.	2,470,900	118,281,983
CommScope Holding Co., Inc.(b)	312,700	5,659,870
Lumentum Holdings, Inc.(b)	832,100	37,003,487
Palo Alto Networks, Inc.(b)	234,200	40,504,890
Viavi Solutions, Inc.(b)	1,128,700	11,445,018
Total Communications Equipment		340,543,877
Data Processing & Outsourced Services 6.1%
Euronet Worldwide, Inc.(b)	565,823	66,546,443
Fidelity National Information Services, Inc.	229,800	24,806,910
Pagseguro Digital Ltd., Class A(b)	2,075,427	49,810,248
Visa, Inc., Class A	1,444,500	204,700,095
Total Data Processing & Outsourced Services		345,863,696
Electronic Equipment & Instruments 0.2%
Keysight Technologies, Inc.(b)	34,491	2,132,233
Orbotech Ltd.(b)	163,685	9,497,004
Total Electronic Equipment & Instruments		11,629,237
Internet Services & Infrastructure 0.2%
GoDaddy, Inc., Class A(b)	173,000	11,289,980
Total Internet Services & Infrastructure		11,289,980
IT Consulting & Other Services 1.2%
DXC Technology Co.	1,062,375	66,972,120
Total IT Consulting & Other Services		66,972,120
Semiconductor Equipment 12.9%
Advanced Energy Industries, Inc.(b)	726,500	34,174,560
Applied Materials, Inc.	4,049,000	150,946,720
Lam Research Corp.	2,635,497	413,667,609
Teradyne, Inc.	3,792,148	135,341,762
Total Semiconductor Equipment		734,130,651
Semiconductors 26.7%
Broadcom, Inc.	1,586,901	376,746,166
Cypress Semiconductor Corp.	3,527,204	49,028,136
Inphi Corp.(a),(b)	2,605,774	103,944,325
Integrated Device Technology, Inc.(b)	66,359	3,181,250
Intel Corp.	512,700	25,281,237
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Lattice Semiconductor Corp.(a),(b)	9,607,892	56,302,247
Marvell Technology Group Ltd.(c)	9,017,366	145,269,766
Maxim Integrated Products, Inc.	1,513,328	84,625,302
Microchip Technology, Inc.	1,296,400	97,230,000
Micron Technology, Inc.(b)	6,240,937	240,650,531
ON Semiconductor Corp.(b)	5,463,088	104,782,028
Qorvo, Inc.(b)	1,702,376	112,033,364
Synaptics, Inc.(a),(b)	2,921,445	112,358,775
Total Semiconductors		1,511,433,127
Systems Software 8.0%
Carbon Black, Inc.(b)	141,356	2,302,689
Fortinet, Inc.(b)	1,167,702	86,223,116
Microsoft Corp.	1,027,000	113,884,030
Oracle Corp.	3,305,400	161,171,304
SailPoint Technologies Holding, Inc.(b)	1,250,090	32,539,843
TiVo Corp.	5,726,600	56,693,340
Total Systems Software		452,814,322
Technology Hardware, Storage & Peripherals 12.6%
Apple, Inc.(c)	1,541,400	275,263,212
Electronics for Imaging, Inc.(a),(b)	3,529,361	97,692,713
NetApp, Inc.	1,322,000	88,402,140
Western Digital Corp.	2,541,600	115,363,224
Common Stocks (continued)
Issuer	Shares	Value ($)
Xerox Corp.	5,120,132	137,833,953
Total Technology Hardware, Storage & Peripherals		714,555,242
Total Information Technology		4,923,787,064
Total Common Stocks (Cost: $3,961,940,091)		5,570,016,420

Preferred Stocks 0.2%
Issuer		Shares	Value ($)
Financials 0.2%
Consumer Finance 0.2%
CommonBond, Inc.(b),(d),(e)	1.000%	2,159,244	9,112,010
Total Financials			9,112,010
Total Preferred Stocks (Cost: $10,000,000)			9,112,010

Money Market Funds 1.4%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(a),(f)	81,842,397	81,834,212
Total Money Market Funds (Cost: $81,834,212)		81,834,212
Total Investments in Securities (Cost $4,053,774,303)		5,660,962,642
Other Assets & Liabilities, Net		3,288,294
Net Assets		$5,664,250,936

At November 30, 2018, securities and/or cash totaling $65,653,157 were pledged as collateral.
Investments in derivatives
Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Apple, Inc.	Deutsche Bank	USD	(7,839,662)	(439)	300.00	1/17/2020	(317,041)	(49,607)
Apple, Inc.	Deutsche Bank	USD	(29,037,108)	(1,626)	290.00	1/17/2020	(1,085,278)	(237,396)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(14,526,387)	(9,017)	30.00	1/17/2020	(532,967)	(157,797)
Total							(1,935,286)	(444,800)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Marvell Technology Group Ltd.	Deutsche Bank	USD	(14,526,387)	(9,017)	15.00	01/17/2020	(965,921)	(1,749,298)
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Notes to Portfolio of Investments
(a)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	6,827,205	631,397,059	(556,381,867)	81,842,397	(22,824)	(683)	1,034,958	81,834,212
Electronics for Imaging, Inc.
	3,545,935	—	(16,574)	3,529,361	(79,261)	(20,187,843)	—	97,692,713
Inphi Corp.
	2,605,774	—	—	2,605,774	—	15,921,279	—	103,944,325
Lattice Semiconductor Corp.
	13,730,177	—	(4,122,285)	9,607,892	342,946	9,201,233	—	56,302,247
Ooma, Inc. †
	1,029,168	—	(103,874)	925,294	703,794	(3,835,221)	—	—
Synaptics, Inc.
	3,252,298	129,500	(460,353)	2,921,445	(1,852,817)	(4,465,747)	—	112,358,775
Total					(908,162)	(3,366,982)	1,034,958	452,132,272

†	Issuer was not an affiliate at the end of period.

(b)	Non-income producing investment.
(c)	This security or a portion of this security has been pledged as collateral in connection with derivative contracts.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2018, the total value of these securities amounted to $9,112,010, which represents 0.16% of total net assets.
(e)	Valuation based on significant unobservable inputs.
(f)	The rate shown is the seven-day current annualized yield at November 30, 2018.
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	554,589,856	—	—	—	554,589,856
Consumer Discretionary	91,639,500	—	—	—	91,639,500
Information Technology	4,923,787,064	—	—	—	4,923,787,064
Total Common Stocks	5,570,016,420	—	—	—	5,570,016,420
Preferred Stocks
Financials	—	—	9,112,010	—	9,112,010
Money Market Funds	—	—	—	81,834,212	81,834,212
Total Investments in Securities	5,570,016,420	—	9,112,010	81,834,212	5,660,962,642
Investments in Derivatives
Liability
Options Contracts Written	(2,194,098)	—	—	—	(2,194,098)
Total	5,567,822,322	—	9,112,010	81,834,212	5,658,768,544
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain preferred stocks classified as Level 3 securities are valued using the market approach. To determine fair value for these securities, management considered various factors which may have included, but were not limited to, purchase price of the security, discount rates observed in the market for similar assets as well as estimated future cash flows. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement. Generally, a change in observable yields on comparable securities would result in a directionally similar change to discount rates.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $3,578,702,430)	$5,208,830,370
Affiliated issuers (cost $475,071,873)	452,132,272
Cash collateral held at broker for:
Options contracts written	14,250,000
Receivable for:
Investments sold	50,318,774
Capital shares sold	1,745,040
Dividends	3,328,942
Prepaid expenses	16,280
Total assets	5,730,621,678
Liabilities
Option contracts written, at value (premiums received $2,901,207)	2,194,098
Payable for:
Investments purchased	56,604,849
Capital shares purchased	6,307,515
Management services fees	134,441
Distribution and/or service fees	36,998
Transfer agent fees	688,685
Compensation of board members	189,144
Compensation of chief compliance officer	668
Other expenses	214,344
Total liabilities	66,370,742
Net assets applicable to outstanding capital stock	$5,664,250,936
Represented by
Paid in capital	3,342,542,698
Total distributable earnings (loss)	2,321,708,238
Total - representing net assets applicable to outstanding capital stock	$5,664,250,936
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	9

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$3,767,280,259
Shares outstanding	52,922,210
Net asset value per share	$71.19
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$75.53
Advisor Class
Net assets	$136,868,919
Shares outstanding	1,978,742
Net asset value per share	$69.17
Class C
Net assets	$386,467,708
Shares outstanding	7,898,099
Net asset value per share	$48.93
Institutional Class
Net assets	$1,114,138,520
Shares outstanding	14,354,031
Net asset value per share	$77.62
Institutional 2 Class
Net assets	$168,086,222
Shares outstanding	2,155,990
Net asset value per share	$77.96
Institutional 3 Class
Net assets	$25,898,098
Shares outstanding	334,797
Net asset value per share	$77.35
Class R
Net assets	$65,499,118
Shares outstanding	968,093
Net asset value per share	$67.66
Class T
Net assets	$12,092
Shares outstanding	169
Net asset value per share(a)	$71.50
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$73.33

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$33,514,449
Dividends — affiliated issuers	1,034,958
Interfund lending	137
Total income	34,549,544
Expenses:
Management services fees	26,704,618
Distribution and/or service fees
Class A	4,963,846
Class C	2,785,767
Class R	181,958
Class T	19
Transfer agent fees
Class A	2,127,093
Advisor Class	80,326
Class C	297,695
Institutional Class	649,505
Institutional 2 Class	52,198
Institutional 3 Class	980
Class R	38,959
Class T	8
Compensation of board members	46,698
Custodian fees	25,099
Printing and postage fees	158,036
Registration fees	99,003
Audit fees	16,166
Legal fees	28,186
Interest on interfund lending	13,454
Compensation of chief compliance officer	668
Other	177,500
Total expenses	38,447,782
Expense reduction	(7,060)
Total net expenses	38,440,722
Net investment loss	(3,891,178)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	322,183,941
Investments — affiliated issuers	(908,162)
Foreign currency translations	(1,093)
Net realized gain	321,274,686
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(767,610,012)
Investments — affiliated issuers	(3,366,982)
Options contracts written	707,109
Net change in unrealized appreciation (depreciation)	(770,269,885)
Net realized and unrealized loss	(448,995,199)
Net decrease in net assets resulting from operations	$(452,886,377)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment loss	$(3,891,178)	$(26,817,989)
Net realized gain	321,274,686	689,033,082
Net change in unrealized appreciation (depreciation)	(770,269,885)	262,802,938
Net increase (decrease) in net assets resulting from operations	(452,886,377)	925,018,031
Distributions to shareholders
Net realized gains
Class A	—	(365,860,045)
Advisor Class	—	(13,821,594)
Class C	—	(120,677,768)
Institutional Class	—	(101,523,732)
Institutional 2 Class	—	(14,758,166)
Institutional 3 Class	—	(827,028)
Class K	—	(2,412)
Class R	—	(7,522,714)
Class T	—	(292)
Total distributions to shareholders	—	(624,993,751)
Increase (decrease) in net assets from capital stock activity	(236,397,153)	527,399,143
Total increase (decrease) in net assets	(689,283,530)	827,423,423
Net assets at beginning of period	6,353,534,466	5,526,111,043
Net assets at end of period	$5,664,250,936	$6,353,534,466
Excess of distributions over net investment income	$(4,085,279)	$(194,101)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,580,307	580,898,902	4,366,783	325,461,173
Distributions reinvested	—	—	4,583,410	326,888,759
Redemptions	(3,738,490)	(282,209,424)	(7,372,059)	(549,470,667)
Net increase	3,841,817	298,689,478	1,578,134	102,879,265
Advisor Class
Subscriptions	289,637	21,223,116	1,269,215	92,543,662
Distributions reinvested	—	—	161,478	11,162,986
Redemptions	(380,052)	(27,881,860)	(522,024)	(37,568,263)
Net increase (decrease)	(90,415)	(6,658,744)	908,669	66,138,385
Class B
Subscriptions	—	—	319	16,382
Redemptions	—	—	(149,209)	(7,842,331)
Net decrease	—	—	(148,890)	(7,825,949)
Class C
Subscriptions	424,871	22,194,767	1,604,994	84,239,838
Distributions reinvested	—	—	2,322,978	114,708,643
Redemptions	(10,600,024)	(560,055,104)	(2,811,059)	(147,372,035)
Net increase (decrease)	(10,175,153)	(537,860,337)	1,116,913	51,576,446
Institutional Class
Subscriptions	1,845,603	153,110,617	4,499,156	363,307,401
Distributions reinvested	—	—	1,049,691	81,424,508
Redemptions	(1,910,208)	(154,061,036)	(2,334,193)	(189,214,373)
Net increase (decrease)	(64,605)	(950,419)	3,214,654	255,517,536
Institutional 2 Class
Subscriptions	385,460	31,908,416	860,948	70,547,271
Distributions reinvested	—	—	184,050	14,333,846
Redemptions	(297,928)	(24,232,004)	(564,142)	(46,089,732)
Net increase	87,532	7,676,412	480,856	38,791,385
Institutional 3 Class
Subscriptions	119,961	9,936,774	276,844	22,908,594
Distributions reinvested	—	—	10,631	821,050
Redemptions	(25,968)	(2,098,348)	(49,505)	(3,926,688)
Net increase	93,993	7,838,426	237,970	19,802,956
Class K
Subscriptions	—	—	53	4,243
Distributions reinvested	—	—	26	1,980
Redemptions	—	—	(395)	(33,707)
Net decrease	—	—	(316)	(27,484)
Class R
Subscriptions	96,248	6,954,878	317,733	22,651,104
Distributions reinvested	—	—	94,996	6,455,006
Redemptions	(168,697)	(12,082,109)	(401,157)	(28,573,782)
Net increase (decrease)	(72,449)	(5,127,231)	11,572	532,328
Class T
Subscriptions	—	—	192	14,275
Redemptions	(60)	(4,738)	—	—
Net increase (decrease)	(60)	(4,738)	192	14,275
Total net increase (decrease)	(6,379,340)	(236,397,153)	7,399,754	527,399,143
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$76.76	(0.05)	(5.52)	(5.57)	—	—
Year Ended 5/31/2018	$72.96	(0.29)	11.98	11.69	(7.89)	(7.89)
Year Ended 5/31/2017	$55.64	(0.27)	22.39	22.12	(4.80)	(4.80)
Year Ended 5/31/2016	$62.95	(0.27)	(1.11)	(1.38)	(5.93)	(5.93)
Year Ended 5/31/2015	$54.27	(0.33)	16.09	15.76	(7.08)	(7.08)
Year Ended 5/31/2014	$45.03	(0.27)	10.29	10.02	(0.78)	(0.78)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$74.50	0.05	(5.38)	(5.33)	—	—
Year Ended 5/31/2018	$71.01	(0.10)	11.65	11.55	(8.06)	(8.06)
Year Ended 5/31/2017	$54.25	(0.10)	21.80	21.70	(4.94)	(4.94)
Year Ended 5/31/2016	$61.52	(0.13)	(1.07)	(1.20)	(6.07)	(6.07)
Year Ended 5/31/2015	$53.23	(0.18)	15.75	15.57	(7.28)	(7.28)
Year Ended 5/31/2014	$44.08	(0.17)	10.10	9.93	(0.78)	(0.78)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$52.96	(0.21)	(3.82)	(4.03)	—	—
Year Ended 5/31/2018	$52.49	(0.60)	8.45	7.85	(7.38)	(7.38)
Year Ended 5/31/2017	$41.15	(0.54)	16.28	15.74	(4.40)	(4.40)
Year Ended 5/31/2016	$48.05	(0.52)	(0.87)	(1.39)	(5.51)	(5.51)
Year Ended 5/31/2015	$42.68	(0.59)	12.45	11.86	(6.49)	(6.49)
Year Ended 5/31/2014	$35.83	(0.50)	8.13	7.63	(0.78)	(0.78)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$83.59	0.05	(6.02)	(5.97)	—	—
Year Ended 5/31/2018	$78.77	(0.11)	12.99	12.88	(8.06)	(8.06)
Year Ended 5/31/2017	$59.72	(0.13)	24.12	23.99	(4.94)	(4.94)
Year Ended 5/31/2016	$67.09	(0.14)	(1.16)	(1.30)	(6.07)	(6.07)
Year Ended 5/31/2015	$57.47	(0.19)	17.09	16.90	(7.28)	(7.28)
Year Ended 5/31/2014	$47.53	(0.15)	10.87	10.72	(0.78)	(0.78)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$83.94	0.07	(6.05)	(5.98)	—	—
Year Ended 5/31/2018	$79.07	(0.07)	13.04	12.97	(8.10)	(8.10)
Year Ended 5/31/2017	$59.94	(0.07)	24.20	24.13	(5.00)	(5.00)
Year Ended 5/31/2016	$67.31	(0.05)	(1.18)	(1.23)	(6.14)	(6.14)
Year Ended 5/31/2015	$57.65	(0.11)	17.15	17.04	(7.38)	(7.38)
Year Ended 5/31/2014	$47.61	(0.10)	10.92	10.82	(0.78)	(0.78)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$83.26	0.09	(6.00)	(5.91)	—	—
Year Ended 5/31/2018	$78.48	(0.00) (g)	12.90	12.90	(8.12)	(8.12)
Year Ended 5/31/2017(h)	$71.02	(0.02)	7.48	7.46	—	—
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$71.19	(7.25%)	1.24% (c),(d)	1.24% (c),(d),(e)	(0.13%) (c)	17%	$3,767,280
Year Ended 5/31/2018	$76.76	16.85%	1.24%	1.24% (e)	(0.39%)	39%	$3,767,260
Year Ended 5/31/2017	$72.96	41.72%	1.29%	1.29% (e)	(0.43%)	54%	$3,465,647
Year Ended 5/31/2016	$55.64	(2.15%)	1.35% (f)	1.35% (e),(f)	(0.48%)	48%	$2,668,756
Year Ended 5/31/2015	$62.95	31.04%	1.35%	1.35% (e)	(0.57%)	61%	$2,980,017
Year Ended 5/31/2014	$54.27	22.48%	1.41% (f)	1.41% (e),(f)	(0.55%)	48%	$2,486,060
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$69.17	(7.15%)	0.99% (c),(d)	0.99% (c),(d),(e)	0.13% (c)	17%	$136,869
Year Ended 5/31/2018	$74.50	17.15%	0.99%	0.99% (e)	(0.14%)	39%	$154,144
Year Ended 5/31/2017	$71.01	42.07%	1.03%	1.03% (e)	(0.17%)	54%	$82,405
Year Ended 5/31/2016	$54.25	(1.91%)	1.10% (f)	1.10% (e),(f)	(0.23%)	48%	$26,328
Year Ended 5/31/2015	$61.52	31.35%	1.11%	1.11% (e)	(0.31%)	61%	$22,487
Year Ended 5/31/2014	$53.23	22.76%	1.16% (f)	1.16% (e),(f)	(0.35%)	48%	$14,254
Class C
Six Months Ended 11/30/2018 (Unaudited)	$48.93	(7.61%)	1.98% (c),(d)	1.98% (c),(d),(e)	(0.79%) (c)	17%	$386,468
Year Ended 5/31/2018	$52.96	15.98%	1.99%	1.99% (e)	(1.14%)	39%	$957,190
Year Ended 5/31/2017	$52.49	40.64%	2.04%	2.04% (e)	(1.18%)	54%	$890,068
Year Ended 5/31/2016	$41.15	(2.88%)	2.10% (f)	2.10% (e),(f)	(1.23%)	48%	$747,911
Year Ended 5/31/2015	$48.05	30.05%	2.10%	2.10% (e)	(1.31%)	61%	$815,273
Year Ended 5/31/2014	$42.68	21.57%	2.16% (f)	2.16% (e),(f)	(1.30%)	48%	$671,468
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$77.62	(7.14%)	0.99% (c),(d)	0.99% (c),(d),(e)	0.13% (c)	17%	$1,114,139
Year Ended 5/31/2018	$83.59	17.14%	0.99%	0.99% (e)	(0.14%)	39%	$1,205,243
Year Ended 5/31/2017	$78.77	42.05%	1.04%	1.04% (e)	(0.19%)	54%	$882,557
Year Ended 5/31/2016	$59.72	(1.89%)	1.10% (f)	1.10% (e),(f)	(0.23%)	48%	$347,029
Year Ended 5/31/2015	$67.09	31.36%	1.10%	1.10% (e)	(0.31%)	61%	$338,516
Year Ended 5/31/2014	$57.47	22.77%	1.16% (f)	1.16% (e),(f)	(0.30%)	48%	$189,112
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$77.96	(7.13%)	0.94% (c),(d)	0.94% (c),(d)	0.17% (c)	17%	$168,086
Year Ended 5/31/2018	$83.94	17.20%	0.94%	0.94%	(0.09%)	39%	$173,624
Year Ended 5/31/2017	$79.07	42.16%	0.96%	0.96%	(0.10%)	54%	$125,534
Year Ended 5/31/2016	$59.94	(1.76%)	0.98% (f)	0.98% (f)	(0.09%)	48%	$115,399
Year Ended 5/31/2015	$67.31	31.54%	0.97%	0.97%	(0.17%)	61%	$35,422
Year Ended 5/31/2014	$57.65	22.94%	1.03% (f)	1.03% (f)	(0.19%)	48%	$24,681
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$77.35	(7.09%)	0.90% (c),(d)	0.90% (c),(d)	0.22% (c)	17%	$25,898
Year Ended 5/31/2018	$83.26	17.25%	0.90%	0.90%	(0.00%) (g)	39%	$20,050
Year Ended 5/31/2017(h)	$78.48	10.51%	0.92% (c)	0.92% (c)	(0.04%) (c)	54%	$222
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class R
Six Months Ended 11/30/2018 (Unaudited)	$73.05	(0.13)	(5.26)	(5.39)	—	—
Year Ended 5/31/2018	$69.79	(0.46)	11.44	10.98	(7.72)	(7.72)
Year Ended 5/31/2017	$53.42	(0.41)	21.45	21.04	(4.67)	(4.67)
Year Ended 5/31/2016	$60.68	(0.40)	(1.07)	(1.47)	(5.79)	(5.79)
Year Ended 5/31/2015	$52.49	(0.46)	15.53	15.07	(6.88)	(6.88)
Year Ended 5/31/2014	$43.69	(0.38)	9.96	9.58	(0.78)	(0.78)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$77.10	(0.05)	(5.55)	(5.60)	—	—
Year Ended 5/31/2018	$73.26	(0.34)	12.06	11.72	(7.88)	(7.88)
Year Ended 5/31/2017(i)	$67.37	(0.07)	5.96	5.89	—	—

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include interfund lending expense which is less than 0.01%.
(e)	The benefits derived from expense reductions had an impact of less than 0.01%.
(f)	Ratios include line of credit interest expense which is less than 0.01%.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
(i)	Class T shares commenced operations on April 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$67.66	(7.38%)	1.49% (c),(d)	1.49% (c),(d),(e)	(0.37%) (c)	17%	$65,499
Year Ended 5/31/2018	$73.05	16.57%	1.49%	1.49% (e)	(0.64%)	39%	$76,007
Year Ended 5/31/2017	$69.79	41.36%	1.54%	1.54% (e)	(0.68%)	54%	$71,811
Year Ended 5/31/2016	$53.42	(2.39%)	1.60% (f)	1.60% (e),(f)	(0.73%)	48%	$48,905
Year Ended 5/31/2015	$60.68	30.70%	1.60%	1.60% (e)	(0.82%)	61%	$53,583
Year Ended 5/31/2014	$52.49	22.16%	1.66% (f)	1.66% (e),(f)	(0.80%)	48%	$42,742
Class T
Six Months Ended 11/30/2018 (Unaudited)	$71.50	(7.26%)	1.24% (c),(d)	1.24% (c),(d),(e)	(0.13%) (c)	17%	$12
Year Ended 5/31/2018	$77.10	16.81%	1.26%	1.26% (e)	(0.45%)	39%	$18
Year Ended 5/31/2017(i)	$73.26	8.74%	1.28% (c)	1.28% (c),(e)	(0.67%) (c)	54%	$3
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	17

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Seligman Communications and Information Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
18	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	19

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
(including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
20	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund wrote option contracts to decrease the Fund’s exposure to equity market risk and to increase return on investments and to protect gains. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2018:
	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Equity risk	Options contracts written, at value	2,194,098
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2018:
Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Options contracts written ($)
Equity risk	707,109
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2018:
Derivative instrument	Average value ($)
Options contracts — written	(1,097,049)*

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2018:
Deutsche Bank ($)
Liabilities
Options contracts written	2,194,098
Total financial and derivative net assets	(2,194,098)
Total collateral received (pledged) (a)	(2,194,098)
Net amount (b)	-

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
22	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.915% to 0.755% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.866% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
24	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.11
Advisor Class	0.11
Class C	0.11
Institutional Class	0.11
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.11
Class T	0.11
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At November 30, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $154,053. The liability remaining at November 30, 2018 for non-recurring charges associated with the lease amounted to $66,556 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $7,060.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $16,651,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	1,134,496
Class C	14,710
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.49%	1.49%
Advisor Class	1.24	1.24
Class C	2.24	2.24
Institutional Class	1.24	1.24
Institutional 2 Class	1.19	1.19
Institutional 3 Class	1.14	1.15
Class R	1.74	1.74
Class T	1.49	1.49
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
4,050,873,000	1,852,649,000	(244,754,000)	1,607,895,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $1,054,114,558 and $1,384,010,277, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate
26	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Borrower	7,068,000	2.73	25
Lender	1,000,000	2.46	2
Interest income earned and interest expense incurred by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Note 9. Significant risks
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At November 30, 2018, one unaffiliated shareholders of record owned 10.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	27

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Seligman Communications and Information Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	29

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed.
30	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Seligman Communications and Information Fund | Semiannual Report 2018	31

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
32	Columbia Seligman Communications and Information Fund | Semiannual Report 2018

[THIS PAGE INTENTIONALLY LEFT BLANK]

Columbia Seligman Communications and Information Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR219_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Select Large Cap Value Fund
(formerly Columbia Select Large-Cap Value Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Large Cap Value Fund   |  Semiannual Report 2018

Columbia Select Large Cap Value Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Select Large Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Richard Rosen
Lead Portfolio Manager
Managed Fund since 1997
Richard Taft
Portfolio Manager
Managed Fund since 2016
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-0.66	-0.86	8.49	14.16
	Including sales charges		-6.39	-6.55	7.21	13.48
Advisor Class*		11/08/12	-0.56	-0.63	8.76	14.33
Class C	Excluding sales charges	05/27/99	-1.02	-1.59	7.68	13.30
	Including sales charges		-2.01	-2.54	7.68	13.30
Institutional Class*		09/27/10	-0.52	-0.61	8.76	14.40
Institutional 2 Class		11/30/01	-0.49	-0.57	8.85	14.58
Institutional 3 Class*		10/01/14	-0.48	-0.51	8.85	14.35
Class R		04/30/03	-0.79	-1.12	8.22	13.87
Class T*	Excluding sales charges	09/27/10	-0.67	-0.87	8.49	13.96
	Including sales charges		-3.14	-3.36	7.95	13.67
Russell 1000 Value Index			3.48	2.96	8.65	12.46
S&P 500 Index			3.02	6.27	11.12	14.32
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
The S&P 500 Index, an unmanaged index, measures the performance of 500 widely held, large-capitalization U.S. stocks and is frequently used as a general measure of market performance.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2018)
Verizon Communications, Inc.	5.2
FMC Corp.	4.2
Bristol-Myers Squibb Co.	3.8
Humana, Inc.	3.6
Qurate Retail, Inc.	3.4
Bank of America Corp.	3.3
JPMorgan Chase & Co.	3.3
Express Scripts Holding Co.	3.2
Applied Materials, Inc.	3.2
Corning, Inc.	3.2
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2018)
Common Stocks	97.3
Money Market Funds	2.7
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2018)
Communication Services	5.2
Consumer Discretionary	6.0
Consumer Staples	7.7
Energy	14.1
Financials	22.7
Health Care	12.3
Industrials	8.9
Information Technology	10.9
Materials	6.3
Utilities	5.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Large Cap Value Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	993.40	1,021.06	4.00	4.05	0.80
Advisor Class	1,000.00	1,000.00	994.40	1,022.31	2.75	2.79	0.55
Class C	1,000.00	1,000.00	989.80	1,017.30	7.73	7.84	1.55
Institutional Class	1,000.00	1,000.00	994.80	1,022.31	2.75	2.79	0.55
Institutional 2 Class	1,000.00	1,000.00	995.10	1,022.51	2.55	2.59	0.51
Institutional 3 Class	1,000.00	1,000.00	995.20	1,022.76	2.30	2.33	0.46
Class R	1,000.00	1,000.00	992.10	1,019.80	5.24	5.32	1.05
Class T	1,000.00	1,000.00	993.30	1,021.06	4.00	4.05	0.80
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 96.3%
Issuer	Shares	Value ($)
Communication Services 5.0%
Diversified Telecommunication Services 5.0%
Verizon Communications, Inc.	950,000	57,285,000
Total Communication Services		57,285,000
Consumer Discretionary 5.7%
Internet & Direct Marketing Retail 3.3%
Qurate Retail, Inc.(a)	1,698,000	37,729,560
Specialty Retail 2.4%
Lowe’s Companies, Inc.	293,100	27,659,847
Total Consumer Discretionary		65,389,407
Consumer Staples 7.5%
Food Products 2.8%
Tyson Foods, Inc., Class A	540,321	31,851,923
Tobacco 4.7%
Altria Group, Inc.	500,000	27,415,000
Philip Morris International, Inc.	295,733	25,589,777
Total		53,004,777
Total Consumer Staples		84,856,700
Energy 13.5%
Energy Equipment & Services 3.9%
Halliburton Co.	675,000	21,215,250
TechnipFMC PLC	1,000,000	23,090,000
Total		44,305,250
Oil, Gas & Consumable Fuels 9.6%
Anadarko Petroleum Corp.	525,000	27,772,500
Chevron Corp.	140,500	16,711,070
Marathon Petroleum Corp.	325,000	21,177,000
Valero Energy Corp.	155,137	12,395,446
Williams Companies, Inc. (The)	1,250,000	31,650,000
Total		109,706,016
Total Energy		154,011,266
Common Stocks (continued)
Issuer	Shares	Value ($)
Financials 21.9%
Banks 12.2%
Bank of America Corp.	1,275,000	36,210,000
Citigroup, Inc.	525,000	34,014,750
JPMorgan Chase & Co.	325,000	36,136,750
Wells Fargo & Co.	599,980	32,566,914
Total		138,928,414
Capital Markets 2.4%
Morgan Stanley	612,369	27,183,060
Insurance 7.3%
American International Group, Inc.	701,500	30,339,875
MetLife, Inc.	650,000	29,009,500
Unum Group	650,000	23,341,500
Total		82,690,875
Total Financials		248,802,349
Health Care 11.9%
Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	280,000	19,194,000
Health Care Providers & Services 6.6%
Express Scripts Holding Co.(a)	350,000	35,514,500
Humana, Inc.	118,073	38,901,511
Total		74,416,011
Pharmaceuticals 3.6%
Bristol-Myers Squibb Co.	774,000	41,378,040
Total Health Care		134,988,051
Industrials 8.6%
Aerospace & Defense 2.7%
United Technologies Corp.	250,000	30,460,000
Building Products —%
Resideo Technologies, Inc.(a)	29,166	601,695
Industrial Conglomerates 2.3%
Honeywell International, Inc.	175,000	25,681,250
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Road & Rail 3.6%
CSX Corp.	356,775	25,912,568
Union Pacific Corp.	95,800	14,732,124
Total		40,644,692
Total Industrials		97,387,637
Information Technology 10.5%
Electronic Equipment, Instruments & Components 3.1%
Corning, Inc.	1,075,000	34,636,500
IT Services 2.5%
Teradata Corp.(a)	747,491	28,128,087
Semiconductors & Semiconductor Equipment 4.9%
Applied Materials, Inc.	940,800	35,073,024
QUALCOMM, Inc.	363,000	21,148,380
Total		56,221,404
Total Information Technology		118,985,991
Materials 6.1%
Chemicals 4.0%
FMC Corp.	550,000	45,507,000
Metals & Mining 2.1%
Freeport-McMoRan, Inc.	2,013,700	24,043,578
Total Materials		69,550,578
Common Stocks (continued)
Issuer	Shares	Value ($)
Utilities 5.6%
Electric Utilities 2.8%
NextEra Energy, Inc.	175,000	31,799,250
Independent Power and Renewable Electricity Producers 2.8%
AES Corp. (The)	2,100,000	32,529,000
Total Utilities		64,328,250
Total Common Stocks (Cost $732,722,836)		1,095,585,229

Money Market Funds 2.7%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(b),(c)	29,974,310	29,971,312
Total Money Market Funds (Cost $29,971,312)		29,971,312
Total Investments in Securities (Cost: $762,694,148)		1,125,556,541
Other Assets & Liabilities, Net		11,852,038
Net Assets		1,137,408,579

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	33,900,586	111,346,493	(115,272,769)	29,974,310	172	(3,390)	396,385	29,971,312
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	57,285,000	—	—	—	57,285,000
Consumer Discretionary	65,389,407	—	—	—	65,389,407
Consumer Staples	84,856,700	—	—	—	84,856,700
Energy	154,011,266	—	—	—	154,011,266
Financials	248,802,349	—	—	—	248,802,349
Health Care	134,988,051	—	—	—	134,988,051
Industrials	97,387,637	—	—	—	97,387,637
Information Technology	118,985,991	—	—	—	118,985,991
Materials	69,550,578	—	—	—	69,550,578
Utilities	64,328,250	—	—	—	64,328,250
Total Common Stocks	1,095,585,229	—	—	—	1,095,585,229
Money Market Funds	—	—	—	29,971,312	29,971,312
Total Investments in Securities	1,095,585,229	—	—	29,971,312	1,125,556,541
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $732,722,836)	$1,095,585,229
Affiliated issuers (cost $29,971,312)	29,971,312
Receivable for:
Investments sold	9,030,085
Capital shares sold	2,620,560
Dividends	2,491,184
Expense reimbursement due from Investment Manager	10,082
Prepaid expenses	4,251
Other assets	13,841
Total assets	1,139,726,544
Liabilities
Payable for:
Investments purchased	432,076
Capital shares purchased	1,629,462
Management services fees	22,571
Distribution and/or service fees	3,374
Transfer agent fees	120,983
Compensation of board members	50,775
Compensation of chief compliance officer	115
Other expenses	58,609
Total liabilities	2,317,965
Net assets applicable to outstanding capital stock	$1,137,408,579
Represented by
Paid in capital	729,325,684
Total distributable earnings (loss)	408,082,895
Total - representing net assets applicable to outstanding capital stock	$1,137,408,579
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	9

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$230,032,372
Shares outstanding	9,023,475
Net asset value per share	$25.49
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$27.05
Advisor Class
Net assets	$158,297,375
Shares outstanding	5,899,128
Net asset value per share	$26.83
Class C
Net assets	$53,372,923
Shares outstanding	2,295,592
Net asset value per share	$23.25
Institutional Class
Net assets	$445,124,961
Shares outstanding	16,801,296
Net asset value per share	$26.49
Institutional 2 Class
Net assets	$76,596,688
Shares outstanding	2,889,194
Net asset value per share	$26.51
Institutional 3 Class
Net assets	$148,590,931
Shares outstanding	5,519,620
Net asset value per share	$26.92
Class R
Net assets	$25,203,955
Shares outstanding	1,006,082
Net asset value per share	$25.05
Class T
Net assets	$189,374
Shares outstanding	7,476
Net asset value per share	$25.33
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$25.98
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$12,802,116
Dividends — affiliated issuers	396,385
Interfund lending	103
Total income	13,198,604
Expenses:
Management services fees	4,154,090
Distribution and/or service fees
Class A	292,959
Class C	295,585
Class R	62,388
Class T	251
Transfer agent fees
Class A	136,391
Advisor Class	94,561
Class C	34,408
Institutional Class	255,620
Institutional 2 Class	20,548
Institutional 3 Class	5,387
Class R	14,527
Class T	117
Compensation of board members	12,639
Custodian fees	4,437
Printing and postage fees	42,764
Registration fees	78,673
Audit fees	16,821
Legal fees	9,409
Compensation of chief compliance officer	115
Other	18,421
Total expenses	5,550,111
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(1,840,522)
Expense reduction	(633)
Total net expenses	3,708,956
Net investment income	9,489,648
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	23,344,037
Investments — affiliated issuers	172
Net realized gain	23,344,209
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(41,214,578)
Investments — affiliated issuers	(3,390)
Net change in unrealized appreciation (depreciation)	(41,217,968)
Net realized and unrealized loss	(17,873,759)
Net decrease in net assets resulting from operations	$(8,384,111)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	11

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$9,489,648	$11,641,920
Net realized gain	23,344,209	15,387,797
Net change in unrealized appreciation (depreciation)	(41,217,968)	81,785,909
Net increase (decrease) in net assets resulting from operations	(8,384,111)	108,815,626
Distributions to shareholders
Net investment income
Class A	—	(2,039,503)
Advisor Class	—	(1,670,464)
Class C	—	(139,633)
Institutional Class	—	(3,766,171)
Institutional 2 Class	—	(277,338)
Institutional 3 Class	—	(1,591,850)
Class K	—	(233)
Class R	—	(162,076)
Class T	—	(2,261)
Net realized gains
Class A	—	(8,755,960)
Advisor Class	—	(5,676,632)
Class C	—	(2,856,706)
Institutional Class	—	(12,798,409)
Institutional 2 Class	—	(883,512)
Institutional 3 Class	—	(4,880,352)
Class K	—	(922)
Class R	—	(944,635)
Class T	—	(9,705)
Total distributions to shareholders	—	(46,456,362)
Increase in net assets from capital stock activity	72,892,833	236,100,962
Total increase in net assets	64,508,722	298,460,226
Net assets at beginning of period	1,072,899,857	774,439,631
Net assets at end of period	$1,137,408,579	$1,072,899,857
Undistributed net investment income	$15,360,087	$5,870,439
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,936,845	50,576,718	2,711,549	69,136,647
Distributions reinvested	—	—	327,400	8,496,031
Redemptions	(1,702,658)	(44,780,714)	(2,808,503)	(71,969,617)
Net increase	234,187	5,796,004	230,446	5,663,061
Advisor Class
Subscriptions	837,883	23,179,353	6,318,947	166,079,304
Distributions reinvested	—	—	265,782	7,242,567
Redemptions	(683,686)	(18,923,879)	(2,465,354)	(68,345,793)
Net increase	154,197	4,255,474	4,119,375	104,976,078
Class B
Redemptions	—	—	(24,597)	(551,684)
Net decrease	—	—	(24,597)	(551,684)
Class C
Subscriptions	321,600	7,697,638	620,736	14,650,354
Distributions reinvested	—	—	101,050	2,409,020
Redemptions	(1,019,706)	(24,408,145)	(696,238)	(16,293,177)
Net increase (decrease)	(698,106)	(16,710,507)	25,548	766,197
Institutional Class
Subscriptions	3,686,574	100,650,881	5,397,554	144,084,817
Distributions reinvested	—	—	543,911	14,636,638
Redemptions	(1,825,000)	(49,647,604)	(2,897,508)	(76,648,618)
Net increase	1,861,574	51,003,277	3,043,957	82,072,837
Institutional 2 Class
Subscriptions	1,217,861	33,473,464	1,381,405	36,469,574
Distributions reinvested	—	—	42,950	1,155,774
Redemptions	(374,110)	(10,279,586)	(314,780)	(8,337,395)
Net increase	843,751	23,193,878	1,109,575	29,287,953
Institutional 3 Class
Subscriptions	423,826	11,751,744	815,239	21,902,411
Distributions reinvested	—	—	236,898	6,472,059
Redemptions	(273,583)	(7,634,147)	(508,880)	(13,892,632)
Net increase	150,243	4,117,597	543,257	14,481,838
Class K
Distributions reinvested	—	—	38	992
Redemptions	—	—	(948)	(26,621)
Net decrease	—	—	(910)	(25,629)
Class R
Subscriptions	186,851	4,841,910	314,703	8,060,032
Distributions reinvested	—	—	15,744	402,577
Redemptions	(140,150)	(3,595,577)	(352,601)	(8,950,202)
Net increase (decrease)	46,701	1,246,333	(22,154)	(487,593)
Class T
Distributions reinvested	—	—	458	11,814
Redemptions	(356)	(9,223)	(3,643)	(93,910)
Net decrease	(356)	(9,223)	(3,185)	(82,096)
Total net increase	2,592,191	72,892,833	9,021,312	236,100,962
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$25.66	0.20	(0.37)	(0.17)	—	—	—
Year Ended 5/31/2018	$23.93	0.27	2.71	2.98	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.43	0.24	4.17	4.41	(0.26)	(1.65)	(1.91)
Year Ended 5/31/2016	$23.18	0.27	(1.10)	(0.83)	(0.30)	(0.62)	(0.92)
Year Ended 5/31/2015	$22.18	0.23	1.33	1.56	(0.19)	(0.37)	(0.56)
Year Ended 5/31/2014	$19.05	0.19	3.61	3.80	(0.26)	(0.41)	(0.67)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$26.98	0.24	(0.39)	(0.15)	—	—	—
Year Ended 5/31/2018	$25.10	0.36	2.83	3.19	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.38	0.32	4.36	4.68	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$24.17	0.34	(1.15)	(0.81)	(0.36)	(0.62)	(0.98)
Year Ended 5/31/2015	$23.10	0.35	1.33	1.68	(0.24)	(0.37)	(0.61)
Year Ended 5/31/2014	$19.81	0.25	3.76	4.01	(0.31)	(0.41)	(0.72)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$23.49	0.09	(0.33)	(0.24)	—	—	—
Year Ended 5/31/2018	$22.00	0.07	2.48	2.55	(0.05)	(1.01)	(1.06)
Year Ended 5/31/2017	$19.83	0.06	3.86	3.92	(0.10)	(1.65)	(1.75)
Year Ended 5/31/2016	$21.51	0.10	(1.03)	(0.93)	(0.13)	(0.62)	(0.75)
Year Ended 5/31/2015	$20.61	0.06	1.23	1.29	(0.02)	(0.37)	(0.39)
Year Ended 5/31/2014	$17.75	0.03	3.35	3.38	(0.11)	(0.41)	(0.52)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$26.63	0.24	(0.38)	(0.14)	—	—	—
Year Ended 5/31/2018	$24.79	0.36	2.79	3.15	(0.30)	(1.01)	(1.31)
Year Ended 5/31/2017	$22.13	0.32	4.30	4.62	(0.31)	(1.65)	(1.96)
Year Ended 5/31/2016	$23.91	0.33	(1.13)	(0.80)	(0.36)	(0.62)	(0.98)
Year Ended 5/31/2015	$22.86	0.31	1.35	1.66	(0.24)	(0.37)	(0.61)
Year Ended 5/31/2014	$19.61	0.25	3.71	3.96	(0.30)	(0.41)	(0.71)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$25.49	(0.66%)	1.12% (c)	0.80% (c),(d)	1.51% (c)	8%	$230,032
Year Ended 5/31/2018	$25.66	12.39%	1.15%	1.03% (d)	1.07%	9%	$225,532
Year Ended 5/31/2017	$23.93	20.87%	1.19%	1.16% (d)	1.05%	8%	$204,824
Year Ended 5/31/2016	$21.43	(3.34%)	1.21% (e)	1.19% (d),(e)	1.25%	13%	$225,892
Year Ended 5/31/2015	$23.18	7.08%	1.20%	1.18% (d)	1.02%	4%	$327,326
Year Ended 5/31/2014	$22.18	20.20%	1.25% (e)	1.18% (d),(e)	0.92%	8%	$447,665
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$26.83	(0.56%)	0.88% (c)	0.55% (c),(d)	1.75% (c)	8%	$158,297
Year Ended 5/31/2018	$26.98	12.67%	0.90%	0.77% (d)	1.35%	9%	$154,976
Year Ended 5/31/2017	$25.10	21.23%	0.94%	0.91% (d)	1.33%	8%	$40,794
Year Ended 5/31/2016	$22.38	(3.11%)	0.96% (e)	0.94% (d),(e)	1.53%	13%	$30,836
Year Ended 5/31/2015	$24.17	7.35%	0.94%	0.93% (d)	1.46%	4%	$30,403
Year Ended 5/31/2014	$23.10	20.51%	1.00% (e)	0.93% (d),(e)	1.15%	8%	$8,237
Class C
Six Months Ended 11/30/2018 (Unaudited)	$23.25	(1.02%)	1.87% (c)	1.55% (c),(d)	0.73% (c)	8%	$53,373
Year Ended 5/31/2018	$23.49	11.53%	1.90%	1.78% (d)	0.32%	9%	$70,325
Year Ended 5/31/2017	$22.00	20.02%	1.94%	1.91% (d)	0.30%	8%	$65,295
Year Ended 5/31/2016	$19.83	(4.12%)	1.96% (e)	1.94% (d),(e)	0.51%	13%	$69,410
Year Ended 5/31/2015	$21.51	6.30%	1.95%	1.93% (d)	0.30%	4%	$92,432
Year Ended 5/31/2014	$20.61	19.28%	2.00% (e)	1.93% (d),(e)	0.17%	8%	$79,365
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$26.49	(0.52%)	0.88% (c)	0.55% (c),(d)	1.76% (c)	8%	$445,125
Year Ended 5/31/2018	$26.63	12.66%	0.90%	0.77% (d)	1.35%	9%	$397,901
Year Ended 5/31/2017	$24.79	21.19%	0.94%	0.91% (d)	1.33%	8%	$294,914
Year Ended 5/31/2016	$22.13	(3.11%)	0.96% (e)	0.94% (d),(e)	1.50%	13%	$244,994
Year Ended 5/31/2015	$23.91	7.34%	0.95%	0.93% (d)	1.33%	4%	$348,999
Year Ended 5/31/2014	$22.86	20.50%	1.00% (e)	0.93% (d),(e)	1.17%	8%	$141,264
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$26.64	0.25	(0.38)	(0.13)	—	—	—
Year Ended 5/31/2018	$24.81	0.39	2.77	3.16	(0.32)	(1.01)	(1.33)
Year Ended 5/31/2017	$22.14	0.33	4.32	4.65	(0.33)	(1.65)	(1.98)
Year Ended 5/31/2016	$23.92	0.36	(1.14)	(0.78)	(0.38)	(0.62)	(1.00)
Year Ended 5/31/2015	$22.87	0.37	1.32	1.69	(0.27)	(0.37)	(0.64)
Year Ended 5/31/2014	$19.62	0.25	3.74	3.99	(0.33)	(0.41)	(0.74)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$27.05	0.26	(0.39)	(0.13)	—	—	—
Year Ended 5/31/2018	$25.16	0.39	2.84	3.23	(0.33)	(1.01)	(1.34)
Year Ended 5/31/2017	$22.43	0.50	4.22	4.72	(0.34)	(1.65)	(1.99)
Year Ended 5/31/2016	$24.23	0.41	(1.19)	(0.78)	(0.40)	(0.62)	(1.02)
Year Ended 5/31/2015(f)	$23.47	0.26	1.15	1.41	(0.28)	(0.37)	(0.65)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$25.25	0.16	(0.36)	(0.20)	—	—	—
Year Ended 5/31/2018	$23.57	0.20	2.67	2.87	(0.18)	(1.01)	(1.19)
Year Ended 5/31/2017	$21.13	0.18	4.12	4.30	(0.21)	(1.65)	(1.86)
Year Ended 5/31/2016	$22.87	0.22	(1.09)	(0.87)	(0.25)	(0.62)	(0.87)
Year Ended 5/31/2015	$21.89	0.18	1.30	1.48	(0.13)	(0.37)	(0.50)
Year Ended 5/31/2014	$18.81	0.14	3.56	3.70	(0.21)	(0.41)	(0.62)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$25.50	0.20	(0.37)	(0.17)	—	—	—
Year Ended 5/31/2018	$23.79	0.26	2.70	2.96	(0.24)	(1.01)	(1.25)
Year Ended 5/31/2017	$21.31	0.20	4.19	4.39	(0.26)	(1.65)	(1.91)
Year Ended 5/31/2016	$23.07	0.26	(1.10)	(0.84)	(0.30)	(0.62)	(0.92)
Year Ended 5/31/2015	$22.07	0.24	1.32	1.56	(0.19)	(0.37)	(0.56)
Year Ended 5/31/2014	$18.96	0.19	3.59	3.78	(0.26)	(0.41)	(0.67)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Ratios include line of credit interest expense which is less than 0.01%.
(f)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$26.51	(0.49%)	0.82% (c)	0.51% (c)	1.83% (c)	8%	$76,597
Year Ended 5/31/2018	$26.64	12.69%	0.84%	0.69%	1.48%	9%	$54,500
Year Ended 5/31/2017	$24.81	21.33%	0.85%	0.83%	1.39%	8%	$23,215
Year Ended 5/31/2016	$22.14	(3.01%)	0.84% (e)	0.84% (e)	1.64%	13%	$23,155
Year Ended 5/31/2015	$23.92	7.45%	0.83%	0.83%	1.58%	4%	$23,731
Year Ended 5/31/2014	$22.87	20.61%	0.85% (e)	0.81% (e)	1.20%	8%	$2,230
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$26.92	(0.48%)	0.77% (c)	0.46% (c)	1.85% (c)	8%	$148,591
Year Ended 5/31/2018	$27.05	12.80%	0.79%	0.66%	1.44%	9%	$145,244
Year Ended 5/31/2017	$25.16	21.36%	0.80%	0.77%	2.01%	8%	$121,439
Year Ended 5/31/2016	$22.43	(2.96%)	0.80% (e)	0.80% (e)	1.93%	13%	$735
Year Ended 5/31/2015(f)	$24.23	6.09%	0.72% (c)	0.72% (c)	1.64% (c)	4%	$3
Class R
Six Months Ended 11/30/2018 (Unaudited)	$25.05	(0.79%)	1.37% (c)	1.05% (c),(d)	1.26% (c)	8%	$25,204
Year Ended 5/31/2018	$25.25	12.10%	1.40%	1.28% (d)	0.82%	9%	$24,222
Year Ended 5/31/2017	$23.57	20.61%	1.44%	1.41% (d)	0.80%	8%	$23,132
Year Ended 5/31/2016	$21.13	(3.61%)	1.46% (e)	1.44% (d),(e)	1.05%	13%	$23,911
Year Ended 5/31/2015	$22.87	6.82%	1.45%	1.43% (d)	0.80%	4%	$21,793
Year Ended 5/31/2014	$21.89	19.91%	1.50% (e)	1.43% (d),(e)	0.67%	8%	$19,835
Class T
Six Months Ended 11/30/2018 (Unaudited)	$25.33	(0.67%)	1.12% (c)	0.80% (c),(d)	1.50% (c)	8%	$189
Year Ended 5/31/2018	$25.50	12.38%	1.15%	1.03% (d)	1.03%	9%	$200
Year Ended 5/31/2017	$23.79	20.89%	1.19%	1.17% (d)	0.87%	8%	$262
Year Ended 5/31/2016	$21.31	(3.40%)	1.21% (e)	1.19% (d),(e)	1.22%	13%	$26,308
Year Ended 5/31/2015	$23.07	7.12%	1.20%	1.18% (d)	1.04%	4%	$41,455
Year Ended 5/31/2014	$22.07	20.18%	1.26% (e)	1.18% (d),(e)	0.92%	8%	$40,475
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	17

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Select Large Cap Value Fund (formerly known as Columbia Select Large-Cap Value Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective October 1, 2018, Columbia Select Large-Cap Value Fund was renamed Columbia Select Large Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
18	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are recorded on the ex-dividend date.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	19

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.77% to 0.57% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.73% of the Fund’s average daily net assets.
20	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
Class T	0.12
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The lease and the Guaranty expire in January 2019. At November 30, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $8,145. The liability remaining at November 30, 2018 for non-recurring charges associated with the lease amounted to $3,519 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $633.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,980,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	155,313
Class C	1,525
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2019
Class A	0.80%
Advisor Class	0.55
Class C	1.55
Institutional Class	0.55
Institutional 2 Class	0.51
Institutional 3 Class	0.46
Class R	1.05
Class T	0.80
22	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
762,694,000	385,526,000	(22,664,000)	362,862,000
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $161,557,115 and $84,623,190, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	1,500,000	2.46	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2018, three unaffiliated shareholders of record owned 39.9% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 17.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
24	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	25

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Large Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
26	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability The Board reviewed the fees charged to comparable institutional or other accounts/vehicles managed by Columbia Threadneedle and discussed differences in how the products are managed and operated, noting no unreasonable differences in the levels of contractual management fees.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Select Large Cap Value Fund | Semiannual Report 2018	27

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
28	Columbia Select Large Cap Value Fund | Semiannual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Select Large Cap Value Fund | Semiannual Report 2018	29

Columbia Select Large Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR216_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Select Small Cap Value Fund
(formerly Columbia Select Smaller-Cap Value Fund)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Select Small Cap Value Fund   |  Semiannual Report 2018

Columbia Select Small Cap Value Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Select Small Cap Value Fund (the Fund) seeks to provide shareholders with long-term capital appreciation.
Portfolio management
Kari Montanus
Lead Portfolio Manager
Managed Fund since 2014
David Hoffman
Portfolio Manager
Managed Fund since May 2018
Jonas Patrikson, CFA
Portfolio Manager
Managed Fund since May 2018
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	10 Years
Class A	Excluding sales charges	04/25/97	-5.05	-3.99	4.87	14.04
	Including sales charges		-10.50	-9.51	3.64	13.37
Advisor Class*		11/08/12	-4.91	-3.73	5.14	14.21
Class C	Excluding sales charges	05/27/99	-5.34	-4.67	4.09	13.19
	Including sales charges		-6.29	-5.47	4.09	13.19
Institutional Class*		09/27/10	-4.94	-3.74	5.14	14.28
Institutional 2 Class		11/30/01	-4.88	-3.65	5.26	14.51
Institutional 3 Class*		10/01/14	-4.86	-3.62	5.21	14.23
Class R		04/30/03	-5.17	-4.26	4.61	13.73
Russell 2000 Value Index			-5.43	-1.83	6.71	12.50
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Russell 2000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2018)
Telephone & Data Systems, Inc.	5.4
Spirit Airlines, Inc.	3.8
National General Holdings Corp.	3.8
Waste Connections, Inc.	3.7
Viavi Solutions, Inc.	3.5
Ladder Capital Corp., Class A	3.3
Radian Group, Inc.	3.3
Electronics for Imaging, Inc.	3.1
CACI International, Inc., Class A	3.1
Axos Financial, Inc.	3.0
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2018)
Common Stocks	99.0
Money Market Funds	1.0
Rights	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2018)
Communication Services	5.4
Consumer Discretionary	8.9
Consumer Staples	2.0
Energy	3.5
Financials	24.1
Health Care	9.5
Industrials	14.7
Information Technology	20.8
Materials	8.5
Real Estate	2.6
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Columbia Select Small Cap Value Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	949.50	1,018.65	6.26	6.48	1.28
Advisor Class	1,000.00	1,000.00	950.90	1,019.90	5.04	5.22	1.03
Class C	1,000.00	1,000.00	946.60	1,014.94	9.86	10.20	2.02
Institutional Class	1,000.00	1,000.00	950.60	1,019.90	5.04	5.22	1.03
Institutional 2 Class	1,000.00	1,000.00	951.20	1,020.26	4.70	4.86	0.96
Institutional 3 Class	1,000.00	1,000.00	951.40	1,020.51	4.45	4.61	0.91
Class R	1,000.00	1,000.00	948.30	1,017.40	7.47	7.74	1.53
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 99.1%
Issuer	Shares	Value ($)
Communication Services 5.3%
Wireless Telecommunication Services 5.3%
Telephone & Data Systems, Inc.	859,827	30,721,619
Total Communication Services		30,721,619
Consumer Discretionary 8.8%
Auto Components 2.8%
American Axle & Manufacturing Holdings, Inc.(a)	592,416	7,375,579
Motorcar Parts of America, Inc.(a)	504,967	9,064,158
Total		16,439,737
Hotels, Restaurants & Leisure 3.1%
Red Robin Gourmet Burgers, Inc.(a)	61,218	2,123,652
Texas Roadhouse, Inc.	237,357	15,672,683
Total		17,796,335
Household Durables 2.9%
Lennar Corp., Class A	248,640	10,624,387
William Lyon Homes, Inc., Class A(a)	470,277	5,845,543
Total		16,469,930
Total Consumer Discretionary		50,706,002
Consumer Staples 2.0%
Food Products 2.0%
Nomad Foods Ltd.(a)	560,000	11,323,200
Total Consumer Staples		11,323,200
Energy 3.5%
Energy Equipment & Services 3.5%
Exterran Corp.(a)	458,442	10,314,945
Superior Energy Services, Inc.(a)	905,600	4,935,520
Tetra Technologies, Inc.(a)	2,024,800	4,697,536
Total		19,948,001
Total Energy		19,948,001
Financials 23.9%
Banks 2.3%
Opus Bank	611,768	13,214,189
Common Stocks (continued)
Issuer	Shares	Value ($)
Insurance 12.2%
Aspen Insurance Holdings Ltd.	403,187	16,877,408
Hanover Insurance Group, Inc. (The)	147,744	16,947,714
Lincoln National Corp.	232,227	14,623,334
National General Holdings Corp.	807,953	21,451,152
Total		69,899,608
Mortgage Real Estate Investment Trusts (REITS) 3.2%
Ladder Capital Corp., Class A	1,053,704	18,597,876
Thrifts & Mortgage Finance 6.2%
Axos Financial, Inc.(a)	550,260	17,168,112
Radian Group, Inc.	1,009,646	18,577,486
Total		35,745,598
Total Financials		137,457,271
Health Care 9.4%
Biotechnology 2.3%
Ligand Pharmaceuticals, Inc.(a)	85,716	13,523,413
Health Care Equipment & Supplies 1.4%
Dentsply Sirona, Inc.	218,998	8,273,745
Health Care Providers & Services 3.0%
WellCare Health Plans, Inc.(a)	67,289	17,150,620
Pharmaceuticals 2.7%
Amneal Pharmaceuticals, Inc.(a)	861,145	15,250,878
Total Health Care		54,198,656
Industrials 14.5%
Aerospace & Defense 2.9%
Cubic Corp.	268,235	16,413,300
Airlines 3.8%
Spirit Airlines, Inc.(a)	341,979	21,927,693
Commercial Services & Supplies 3.6%
Waste Connections, Inc.	267,678	21,007,369
Construction & Engineering 2.2%
Granite Construction, Inc.	246,490	12,479,789
Road & Rail 2.0%
Knight-Swift Transportation Holdings, Inc.	334,100	11,579,906
Total Industrials		83,408,057
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Information Technology 20.7%
Communications Equipment 6.8%
Calix, Inc.(a)	926,860	8,944,199
Extreme Networks, Inc.(a)	1,598,133	10,515,715
Viavi Solutions, Inc.(a)	1,950,016	19,773,163
Total		39,233,077
Electronic Equipment, Instruments & Components 3.4%
Belden, Inc.	136,700	7,625,126
Orbotech Ltd.(a)	199,951	11,601,157
Total		19,226,283
IT Services 5.8%
CACI International, Inc., Class A(a)	106,453	17,555,164
EPAM Systems, Inc.(a)	122,756	15,988,969
Total		33,544,133
Semiconductors & Semiconductor Equipment 1.6%
MACOM Technology Solutions Holdings, Inc.(a)	506,200	8,995,174
Technology Hardware, Storage & Peripherals 3.1%
Electronics for Imaging, Inc.(a)	638,203	17,665,459
Total Information Technology		118,664,126
Materials 8.5%
Chemicals 2.7%
Minerals Technologies, Inc.	277,321	15,607,626
Construction Materials 1.1%
Summit Materials, Inc., Class A(a)	450,000	6,525,000
Containers & Packaging 2.8%
Owens-Illinois, Inc.(a)	868,069	15,963,789
Common Stocks (continued)
Issuer	Shares	Value ($)
Metals & Mining 1.9%
Warrior Met Coal, Inc.	445,373	10,555,340
Total Materials		48,651,755
Real Estate 2.5%
Equity Real Estate Investment Trusts (REITS) 2.5%
Gaming and Leisure Properties, Inc.	421,711	14,519,510
Total Real Estate		14,519,510
Total Common Stocks (Cost $475,618,157)		569,598,197

Rights —%

Industrials —%
Airlines —%
American Airlines Escrow(a),(b),(c),(d)	52,560	0
Total Industrials		0
Total Rights (Cost $—)		0

Money Market Funds 1.0%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(e),(f)	5,756,665	5,756,089
Total Money Market Funds (Cost $5,756,089)		5,756,089
Total Investments in Securities (Cost: $481,374,246)		575,354,286
Other Assets & Liabilities, Net		(753,504)
Net Assets		574,600,782

Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2018, the total value of these securities rounds to zero, which represents less than 0.01% of total net assets.
(c)	Negligible market value.
(d)	Valuation based on significant unobservable inputs.
(e)	The rate shown is the seven-day current annualized yield at November 30, 2018.
The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Notes to Portfolio of Investments  (continued)
(f)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	8,064,683	33,725,822	(36,033,840)	5,756,665	(758)	(54)	83,689	5,756,089
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	30,721,619	—	—	—	30,721,619
Consumer Discretionary	50,706,002	—	—	—	50,706,002
Consumer Staples	11,323,200	—	—	—	11,323,200
Energy	19,948,001	—	—	—	19,948,001
Financials	137,457,271	—	—	—	137,457,271
Health Care	54,198,656	—	—	—	54,198,656
Industrials	83,408,057	—	—	—	83,408,057
Information Technology	118,664,126	—	—	—	118,664,126
Materials	48,651,755	—	—	—	48,651,755
Real Estate	14,519,510	—	—	—	14,519,510
Total Common Stocks	569,598,197	—	—	—	569,598,197
Rights
Industrials	—	—	0*	—	0*
Money Market Funds	—	—	—	5,756,089	5,756,089
Total Investments in Securities	569,598,197	—	0*	5,756,089	575,354,286

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain rights classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions related to the potential actions of the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $475,618,157)	$569,598,197
Affiliated issuers (cost $5,756,089)	5,756,089
Receivable for:
Capital shares sold	133,893
Dividends	56,426
Prepaid expenses	3,290
Total assets	575,547,895
Liabilities
Payable for:
Capital shares purchased	721,632
Management services fees	13,558
Distribution and/or service fees	3,302
Transfer agent fees	69,573
Compensation of board members	78,333
Compensation of chief compliance officer	71
Other expenses	60,644
Total liabilities	947,113
Net assets applicable to outstanding capital stock	$574,600,782
Represented by
Paid in capital	446,630,658
Total distributable earnings (loss)	127,970,124
Total - representing net assets applicable to outstanding capital stock	$574,600,782
Class A
Net assets	$424,379,108
Shares outstanding	24,290,743
Net asset value per share	$17.47
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$18.54
Advisor Class
Net assets	$5,236,607
Shares outstanding	257,597
Net asset value per share	$20.33
Class C
Net assets	$11,122,870
Shares outstanding	884,500
Net asset value per share	$12.58
Institutional Class
Net assets	$102,470,495
Shares outstanding	5,120,175
Net asset value per share	$20.01
Institutional 2 Class
Net assets	$9,971,381
Shares outstanding	491,491
Net asset value per share	$20.29
Institutional 3 Class
Net assets	$14,137,447
Shares outstanding	674,533
Net asset value per share	$20.96
Class R
Net assets	$7,282,874
Shares outstanding	446,399
Net asset value per share	$16.31
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	9

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,749,726
Dividends — affiliated issuers	83,689
Foreign taxes withheld	(12,039)
Total income	2,821,376
Expenses:
Management services fees	2,771,972
Distribution and/or service fees
Class A	578,549
Class C	82,440
Class R	21,580
Transfer agent fees
Class A	283,417
Advisor Class	3,538
Class C	10,106
Institutional Class	76,812
Institutional 2 Class	3,174
Institutional 3 Class	586
Class R	5,283
Compensation of board members	9,696
Custodian fees	4,448
Printing and postage fees	41,461
Registration fees	60,528
Audit fees	16,444
Legal fees	5,838
Compensation of chief compliance officer	71
Other	15,089
Total expenses	3,991,032
Expense reduction	(849)
Total net expenses	3,990,183
Net investment loss	(1,168,807)
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	23,817,223
Investments — affiliated issuers	(758)
Foreign currency translations	38
Net realized gain	23,816,503
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(54,006,275)
Investments — affiliated issuers	(54)
Net change in unrealized appreciation (depreciation)	(54,006,329)
Net realized and unrealized loss	(30,189,826)
Net decrease in net assets resulting from operations	$(31,358,633)
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income (loss)	$(1,168,807)	$2,988,490
Net realized gain	23,816,503	35,756,126
Net change in unrealized appreciation (depreciation)	(54,006,329)	30,282,613
Net increase (decrease) in net assets resulting from operations	(31,358,633)	69,027,229
Distributions to shareholders
Net realized gains
Class A	—	(58,304,200)
Advisor Class	—	(677,626)
Class C	—	(5,335,871)
Institutional Class	—	(11,302,491)
Institutional 2 Class	—	(1,551,035)
Institutional 3 Class	—	(1,548,701)
Class K	—	(40,686)
Class R	—	(1,437,060)
Total distributions to shareholders	—	(80,197,670)
Decrease in net assets from capital stock activity	(53,016,928)	(12,716,407)
Total decrease in net assets	(84,375,561)	(23,886,848)
Net assets at beginning of period	658,976,343	682,863,191
Net assets at end of period	$574,600,782	$658,976,343
Undistributed (excess of distributions over) net investment income	$(702,651)	$466,156
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	11

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	1,265,420	23,674,792	726,778	13,685,224
Distributions reinvested	—	—	3,164,713	56,743,301
Redemptions	(1,944,809)	(36,017,154)	(5,112,263)	(96,505,093)
Net decrease	(679,389)	(12,342,362)	(1,220,772)	(26,076,568)
Advisor Class
Subscriptions	62,193	1,339,681	344,567	7,588,378
Distributions reinvested	—	—	32,550	677,368
Redemptions	(62,720)	(1,361,681)	(345,149)	(7,408,105)
Net increase (decrease)	(527)	(22,000)	31,968	857,641
Class B
Redemptions	—	—	(111,037)	(1,621,135)
Net decrease	—	—	(111,037)	(1,621,135)
Class C
Subscriptions	39,807	535,760	113,177	1,549,395
Distributions reinvested	—	—	396,383	5,152,971
Redemptions	(1,434,974)	(19,443,198)	(715,523)	(10,016,571)
Net decrease	(1,395,167)	(18,907,438)	(205,963)	(3,314,205)
Institutional Class
Subscriptions	699,570	14,941,063	2,879,853	61,076,308
Distributions reinvested	—	—	283,355	5,805,931
Redemptions	(1,651,958)	(33,792,726)	(1,951,830)	(41,583,806)
Net increase (decrease)	(952,388)	(18,851,663)	1,211,378	25,298,433
Institutional 2 Class
Subscriptions	40,025	855,957	319,378	6,912,867
Distributions reinvested	—	—	74,358	1,543,671
Redemptions	(100,276)	(2,145,853)	(671,455)	(14,348,501)
Net decrease	(60,251)	(1,289,896)	(277,719)	(5,891,963)
Institutional 3 Class
Subscriptions	8,078	173,729	67,163	1,501,613
Distributions reinvested	—	—	72,249	1,548,303
Redemptions	(19,670)	(440,343)	(114,413)	(2,574,436)
Net increase (decrease)	(11,592)	(266,614)	24,999	475,480
Class K
Subscriptions	—	—	3,688	78,033
Distributions reinvested	—	—	1,997	40,266
Redemptions	—	—	(31,337)	(673,664)
Net decrease	—	—	(25,652)	(555,365)
Class R
Subscriptions	34,934	602,415	173,731	3,067,045
Distributions reinvested	—	—	38,727	649,843
Redemptions	(112,750)	(1,939,370)	(317,545)	(5,605,613)
Net decrease	(77,816)	(1,336,955)	(105,087)	(1,888,725)
Total net decrease	(3,177,130)	(53,016,928)	(677,885)	(12,716,407)
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Select Small Cap Value Fund | Semiannual Report 2018

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Columbia Select Small Cap Value Fund | Semiannual Report 2018	13

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$18.40	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2018	$18.85	0.08 (e)	1.91	1.99	(2.44)	(2.44)
Year Ended 5/31/2017	$17.48	(0.09)	2.59	2.50	(1.13)	(1.13)
Year Ended 5/31/2016	$21.36	(0.05)	(1.70)	(1.75)	(2.13)	(2.13)
Year Ended 5/31/2015	$21.52	(0.14)	2.28	2.14	(2.30)	(2.30)
Year Ended 5/31/2014	$18.82	(0.03)	4.17	4.14	(1.44)	(1.44)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$21.38	(0.02)	(1.03)	(1.05)	—	—
Year Ended 5/31/2018	$21.49	0.17 (e)	2.16	2.33	(2.44)	(2.44)
Year Ended 5/31/2017	$19.74	(0.06)	2.94	2.88	(1.13)	(1.13)
Year Ended 5/31/2016	$23.76	0.01	(1.90)	(1.89)	(2.13)	(2.13)
Year Ended 5/31/2015	$23.63	(0.10)	2.53	2.43	(2.30)	(2.30)
Year Ended 5/31/2014	$20.49	0.02	4.56	4.58	(1.44)	(1.44)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$13.29	(0.07)	(0.64)	(0.71)	—	—
Year Ended 5/31/2018	$14.35	(0.05) (e)	1.43	1.38	(2.44)	(2.44)
Year Ended 5/31/2017	$13.64	(0.18)	2.02	1.84	(1.13)	(1.13)
Year Ended 5/31/2016	$17.30	(0.15)	(1.38)	(1.53)	(2.13)	(2.13)
Year Ended 5/31/2015	$18.00	(0.25)	1.85	1.60	(2.30)	(2.30)
Year Ended 5/31/2014	$16.06	(0.16)	3.54	3.38	(1.44)	(1.44)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$21.05	(0.02)	(1.02)	(1.04)	—	—
Year Ended 5/31/2018	$21.19	0.15 (e)	2.15	2.30	(2.44)	(2.44)
Year Ended 5/31/2017	$19.48	(0.06)	2.90	2.84	(1.13)	(1.13)
Year Ended 5/31/2016	$23.47	(0.01)	(1.85)	(1.86)	(2.13)	(2.13)
Year Ended 5/31/2015	$23.37	(0.10)	2.50	2.40	(2.30)	(2.30)
Year Ended 5/31/2014	$20.28	0.05	4.48	4.53	(1.44)	(1.44)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$21.33	(0.01)	(1.03)	(1.04)	—	—
Year Ended 5/31/2018	$21.43	0.17 (e)	2.17	2.34	(2.44)	(2.44)
Year Ended 5/31/2017	$19.66	(0.04)	2.94	2.90	(1.13)	(1.13)
Year Ended 5/31/2016	$23.65	0.02	(1.88)	(1.86)	(2.13)	(2.13)
Year Ended 5/31/2015	$23.49	(0.07)	2.53	2.46	(2.30)	(2.30)
Year Ended 5/31/2014	$20.35	0.07	4.51	4.58	(1.44)	(1.44)
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$17.47	(5.05%)	1.28% (c)	1.28% (c),(d)	(0.41%) (c)	6%	$424,379
Year Ended 5/31/2018	$18.40	10.88%	1.29%	1.29% (d)	0.42%	20%	$459,420
Year Ended 5/31/2017	$18.85	14.44%	1.32%	1.32% (d)	(0.52%)	24%	$493,661
Year Ended 5/31/2016	$17.48	(8.19%)	1.36%	1.36% (d)	(0.26%)	27%	$547,110
Year Ended 5/31/2015	$21.36	11.21%	1.38%	1.38% (d)	(0.67%)	26%	$397,847
Year Ended 5/31/2014	$21.52	22.30%	1.41%	1.40% (d)	(0.14%)	22%	$387,317
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$20.33	(4.91%)	1.03% (c)	1.03% (c),(d)	(0.17%) (c)	6%	$5,237
Year Ended 5/31/2018	$21.38	11.14%	1.04%	1.04% (d)	0.78%	20%	$5,519
Year Ended 5/31/2017	$21.49	14.72%	1.07%	1.07% (d)	(0.28%)	24%	$4,860
Year Ended 5/31/2016	$19.74	(7.94%)	1.12%	1.12% (d)	0.03%	27%	$4,147
Year Ended 5/31/2015	$23.76	11.45%	1.13%	1.13% (d)	(0.44%)	26%	$486
Year Ended 5/31/2014	$23.63	22.64%	1.16%	1.15% (d)	0.07%	22%	$123
Class C
Six Months Ended 11/30/2018 (Unaudited)	$12.58	(5.34%)	2.02% (c)	2.02% (c),(d)	(0.99%) (c)	6%	$11,123
Year Ended 5/31/2018	$13.29	9.98%	2.04%	2.04% (d)	(0.34%)	20%	$30,308
Year Ended 5/31/2017	$14.35	13.64%	2.07%	2.07% (d)	(1.27%)	24%	$35,657
Year Ended 5/31/2016	$13.64	(8.89%)	2.11%	2.11% (d)	(1.02%)	27%	$42,200
Year Ended 5/31/2015	$17.30	10.35%	2.13%	2.13% (d)	(1.42%)	26%	$43,974
Year Ended 5/31/2014	$18.00	21.37%	2.16%	2.15% (d)	(0.91%)	22%	$43,354
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$20.01	(4.94%)	1.03% (c)	1.03% (c),(d)	(0.15%) (c)	6%	$102,470
Year Ended 5/31/2018	$21.05	11.15%	1.04%	1.04% (d)	0.71%	20%	$127,825
Year Ended 5/31/2017	$21.19	14.71%	1.07%	1.07% (d)	(0.30%)	24%	$103,000
Year Ended 5/31/2016	$19.48	(7.91%)	1.12%	1.12% (d)	(0.05%)	27%	$75,905
Year Ended 5/31/2015	$23.47	11.44%	1.13%	1.13% (d)	(0.44%)	26%	$18,605
Year Ended 5/31/2014	$23.37	22.63%	1.16%	1.15% (d)	0.22%	22%	$7,019
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$20.29	(4.88%)	0.96% (c)	0.96% (c)	(0.09%) (c)	6%	$9,971
Year Ended 5/31/2018	$21.33	11.22%	0.96%	0.96%	0.78%	20%	$11,770
Year Ended 5/31/2017	$21.43	14.88%	0.96%	0.96%	(0.19%)	24%	$17,775
Year Ended 5/31/2016	$19.66	(7.85%)	0.99%	0.99%	0.10%	27%	$10,476
Year Ended 5/31/2015	$23.65	11.65%	0.98%	0.98%	(0.29%)	26%	$2,188
Year Ended 5/31/2014	$23.49	22.80%	0.98%	0.98%	0.32%	22%	$630
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	15

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net realized gains	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$22.03	(0.01)	(1.06)	(1.07)	—	—
Year Ended 5/31/2018	$22.05	0.18 (e)	2.24	2.42	(2.44)	(2.44)
Year Ended 5/31/2017	$20.20	(0.14)	3.12	2.98	(1.13)	(1.13)
Year Ended 5/31/2016	$24.21	0.04	(1.92)	(1.88)	(2.13)	(2.13)
Year Ended 5/31/2015(f)	$23.11	(0.02)	3.42	3.40	(2.30)	(2.30)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$17.20	(0.06)	(0.83)	(0.89)	—	—
Year Ended 5/31/2018	$17.81	0.04 (e)	1.79	1.83	(2.44)	(2.44)
Year Ended 5/31/2017	$16.62	(0.13)	2.45	2.32	(1.13)	(1.13)
Year Ended 5/31/2016	$20.46	(0.09)	(1.62)	(1.71)	(2.13)	(2.13)
Year Ended 5/31/2015	$20.77	(0.19)	2.18	1.99	(2.30)	(2.30)
Year Ended 5/31/2014	$18.25	(0.08)	4.04	3.96	(1.44)	(1.44)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Net investment income per share includes special dividends. The per share effect of these dividends amounted to:

Year Ended	Class A	Advisor Class	Class C	Institutional Class	Institutional 2 Class	Institutional 3 Class	Class R
05/31/2018	$ 0.22	$ 0.28	$ 0.16	$ 0.26	$ 0.26	$ 0.26	$ 0.22

(f)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$20.96	(4.86%)	0.91% (c)	0.91% (c)	(0.05%) (c)	6%	$14,137
Year Ended 5/31/2018	$22.03	11.27%	0.91%	0.91%	0.79%	20%	$15,117
Year Ended 5/31/2017	$22.05	14.88%	0.92%	0.92%	(0.66%)	24%	$14,576
Year Ended 5/31/2016	$20.20	(7.74%)	0.94%	0.94%	0.16%	27%	$5
Year Ended 5/31/2015(f)	$24.21	15.90%	0.88% (c)	0.88% (c)	(0.15%) (c)	26%	$3
Class R
Six Months Ended 11/30/2018 (Unaudited)	$16.31	(5.17%)	1.53% (c)	1.53% (c),(d)	(0.65%) (c)	6%	$7,283
Year Ended 5/31/2018	$17.20	10.60%	1.54%	1.54% (d)	0.23%	20%	$9,018
Year Ended 5/31/2017	$17.81	14.09%	1.57%	1.57% (d)	(0.77%)	24%	$11,210
Year Ended 5/31/2016	$16.62	(8.36%)	1.61%	1.61% (d)	(0.52%)	27%	$12,386
Year Ended 5/31/2015	$20.46	10.87%	1.63%	1.63% (d)	(0.92%)	26%	$11,772
Year Ended 5/31/2014	$20.77	22.01%	1.66%	1.65% (d)	(0.40%)	22%	$11,933
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	17

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Select Small Cap Value Fund (formerly known as Columbia Select Smaller-Cap Value Fund) (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Effective October 1, 2018, Columbia Select Smaller-Cap Value Fund was renamed Columbia Select Small Cap Value Fund.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
18	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	19

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
20	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.87% to 0.75% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.86% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transactions with affiliates
For the six months ended November 30, 2018, the Fund engaged in purchase and/or sale transactions with affiliates and/or accounts that have a common investment manager (or affiliated investment managers), common directors/trustees, and/or common officers. Those purchase and sale transactions complied with provisions of Rule 17a-7 under the 1940 Act and were $34,902,422 and $24,374,314, respectively. The sale transactions resulted in a net realized gain of $11,499,858.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class R	0.12
The Fund and certain other associated investment companies have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease entered into by Seligman Data Corp. (SDC), the former transfer agent, including the payment of rent by SDC (the Guaranty). SDC was the legacy Seligman funds’ former transfer agent.
The lease and the Guaranty expire in January 2019. At November 30, 2018, the Fund’s total potential future obligation over the life of the Guaranty is $7,134. The liability remaining at November 30, 2018 for non-recurring charges associated with the lease amounted to $3,082 and is recorded as a part of the payable for other expenses in the Statement of Assets and Liabilities.
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $849.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.50% of the Fund’s average daily net assets attributable to Class A, Class C and Class R shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses.
22	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $2,466,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	71,162
Class C	156
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.33%	1.38%
Advisor Class	1.08	1.13
Class C	2.08	2.13
Institutional Class	1.08	1.13
Institutional 2 Class	1.02	1.05
Institutional 3 Class	0.97	0.99
Class R	1.58	1.63
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
481,374,000	161,502,000	(67,522,000)	93,980,000
Columbia Select Small Cap Value Fund | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $34,928,846 and $85,281,278, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
24	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2018, one unaffiliated shareholder of record owned 10.7% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 63.2% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Technology and technology-related investment risk
The Fund may be more susceptible to the particular risks that may affect companies in the information technology sector, as well as other technology-related sectors (collectively, the technology sectors) than if it were invested in a wider variety of companies in unrelated sectors. Companies in the technology sectors are subject to certain risks, including the risk that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. Performance of such companies may be affected by factors including obtaining and protecting patents (or the failure to do so) and significant competitive pressures, including aggressive pricing of their products or services, new market entrants, competition for market share and short product cycles due to an accelerated rate of technological developments. Such competitive pressures may lead to limited earnings and/or falling profit margins. As a result, the value of their securities may fall or fail to rise. In addition, many technology sector companies have limited operating histories and prices of these companies’ securities historically have been more volatile than other securities, especially over the short term.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to
Columbia Select Small Cap Value Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
26	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Select Small Cap Value Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	27

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was slightly below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
28	Columbia Select Small Cap Value Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Select Small Cap Value Fund | Semiannual Report 2018	29

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
30	Columbia Select Small Cap Value Fund | Semiannual Report 2018

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Columbia Select Small Cap Value Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR218_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Commodity Strategy Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Commodity Strategy Fund   |  Semiannual Report 2018

Columbia Commodity Strategy Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Commodity Strategy Fund (the Fund) seeks to provide shareholders with total return.
Portfolio management
Threadneedle International Limited
David Donora
Nicolas Robin
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A*	Excluding sales charges	06/18/12	-10.07	-4.95	-8.82	-8.57
	Including sales charges		-15.22	-10.38	-9.89	-9.30
Advisor Class*		03/19/13	-9.88	-4.76	-8.58	-8.39
Class C*	Excluding sales charges	06/18/12	-10.53	-5.74	-9.50	-9.27
	Including sales charges		-11.42	-6.68	-9.50	-9.27
Institutional Class*		06/18/12	-9.78	-4.62	-8.59	-8.37
Institutional 2 Class*		01/08/14	-10.00	-4.71	-8.53	-8.38
Institutional 3 Class*		10/01/14	-9.81	-4.66	-8.51	-8.37
Class R*		06/18/12	-10.21	-5.20	-9.02	-8.79
Class T	Excluding sales charges	07/28/11	-10.07	-4.95	-8.80	-8.57
	Including sales charges		-12.35	-7.33	-9.26	-8.89
Bloomberg Commodity Index Total Return			-8.01	-1.83	-7.26	-8.52
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Bloomberg Commodity Index Total Return is a total return index based on the Bloomberg Commodity Index, which is a broadly diversified index composed of futures contracts on physical commodities that allows investors to track commodity futures through a single, simple measure.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Commodity Strategy Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Commodities market exposure (%) (at November 30, 2018)
Commodities contracts(a)	Long	Short	Net
Energy	42.4	(8.8)	33.6
Agriculture	37.3	(8.1)	29.2
Industrial Metals	17.5	0.0	17.5
Precious Metals	18.3	(5.3)	13.0
Livestock	6.6	0.0	6.6
Total notional market value of commodities contracts	122.1	(22.1)	100.0
(a) Reflects notional market value of commodities contracts. The notional exposure of a financial instrument is the nominal or face amount that is used to calculate payments made on that instrument and/or changes in value for the instrument. The notional exposure is a hypothetical underlying quantity upon which payment obligations are computed. Notional exposures provide a gauge for how the Fund may behave given changes in individual markets. Notional amounts for each commodities contract are shown in the Consolidated Portfolio of Investments. For a description of the Fund’s investments in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.
Portfolio Holdings (%) (at November 30, 2018)
Money Market Funds	4.9
Options Purchased Calls	0.2
Treasury Bills	88.1
Other Assets	6.8
Total	100.0
Percentages indicated are based upon net assets. At period end, the Fund held an investment in an affiliated money market fund and treasury bills, which have been segregated to cover obligations relating to the Fund’s investments in open commodities contracts which provide exposure to the commodities market. For a description of the Fund’s investment in derivatives, see Investments in derivatives following the Consolidated Portfolio of Investments and Note 2 to the Notes to Consolidated Financial Statements.

Columbia Commodity Strategy Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	899.30	1,019.50	5.28	5.62	1.11
Advisor Class	1,000.00	1,000.00	901.20	1,020.76	4.10	4.36	0.86
Class C	1,000.00	1,000.00	894.70	1,015.74	8.83	9.40	1.86
Institutional Class	1,000.00	1,000.00	902.20	1,020.86	4.01	4.26	0.84
Institutional 2 Class	1,000.00	1,000.00	900.00	1,021.16	3.72	3.95	0.78
Institutional 3 Class	1,000.00	1,000.00	901.90	1,021.61	3.29	3.50	0.69
Class R	1,000.00	1,000.00	897.90	1,018.20	6.52	6.93	1.37
Class T	1,000.00	1,000.00	899.30	1,019.60	5.19	5.52	1.09
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
4	Columbia Commodity Strategy Fund | Semiannual Report 2018

Consolidated Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Treasury Bills 88.1%
Issuer	Effective Yield	Principal Amount ($)	Value ($)
United States 88.1%
U.S. Treasury Bills
03/28/2019	2.350%	500,000	496,236
04/25/2019	2.450%	135,000,000	133,692,320
05/23/2019	2.480%	30,000,000	29,649,449
06/20/2019	2.490%	70,000,000	69,049,047
07/18/2019	2.560%	30,000,000	29,524,508
Total			262,411,560
Total Treasury Bills (Cost $262,530,998)			262,411,560

Options Purchased Calls 0.2%
Value ($)
(Cost $808,837)	670,500
Money Market Funds 4.9%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(a),(b)	14,471,127	14,469,680
Total Money Market Funds (Cost $14,469,680)		14,469,680
Total Investments in Securities (Cost: $277,809,515)		277,551,740
Other Assets & Liabilities, Net		20,317,917
Net Assets		297,869,657
At November 30, 2018, securities and/or cash totaling $21,088,558 were pledged as collateral.
Investments in derivatives
Long futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
Brent Crude	257	01/2019	USD	15,312,060	—	(2,727,969)
Coffee	167	03/2019	USD	6,735,319	—	(582,828)
Copper	291	03/2019	USD	20,279,063	458,540	—
Corn	997	03/2019	USD	18,830,838	—	(219,409)
Cotton	110	03/2019	USD	4,340,050	—	(26,138)
Gold 100 oz.	173	02/2019	USD	21,209,800	113,968	—
Heating Oil	135	12/2018	USD	10,372,698	—	(3,186,826)
Lean Hogs	219	02/2019	USD	5,917,380	582,368	—
Live Cattle	277	02/2019	USD	13,351,400	183,337	—
Natural Gas	892	12/2018	USD	41,139,040	11,315,620	—
Nickel	124	01/2019	USD	8,313,456	—	(1,163,977)
Primary Aluminum	268	12/2018	USD	13,177,225	—	(152,734)
Primary Aluminum	32	01/2019	USD	1,560,200	—	(66,302)
RBOB Gasoline	255	12/2018	USD	15,014,349	—	(7,011,255)
Silver	235	03/2019	USD	16,704,975	—	(153,401)
Soybean	320	01/2019	USD	14,316,000	366,210	—
Soybean	5	01/2019	USD	223,688	1,929	—
Soybean Meal	297	01/2019	USD	9,221,850	—	(224,229)
Soybean Oil	417	01/2019	USD	7,020,612	—	(353,259)
Sugar #11	594	02/2019	USD	8,542,195	760,500	—
Wheat	378	03/2019	USD	9,747,675	—	(68,244)
Wheat	241	03/2019	USD	6,028,013	—	(94,529)
WTI Crude	381	12/2018	USD	19,404,330	—	(8,377,990)
Zinc	117	12/2018	USD	7,590,375	—	(127,092)
Total					13,782,472	(24,536,182)

The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2018	5

Consolidated Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
Corn	UBS	USD	2,927,563	155	380.00	02/22/2019	85,827	77,500
Gold 100 oz.	UBS	USD	15,325,000	125	1,300.00	01/28/2019	136,565	32,500
Natural Gas	UBS	USD	22,114,420	766	4.00	03/26/2019	388,275	320,188
Soybean	UBS	USD	14,271,263	319	950.00	12/21/2018	55,186	97,696
Sugar	UBS	USD	690,278	48	13.00	02/15/2019	17,660	28,493
Wheat	UBS	USD	2,836,625	110	550.00	02/22/2019	46,472	57,062
Wheat	UBS	USD	2,836,625	110	550.00	02/22/2019	78,852	57,061
Total							808,837	670,500

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Gold 100 oz.	UBS	USD	(15,325,000)	(125)	1,400.00	1/28/2019	(43,435)	(7,500)
Natural Gas	UBS	USD	(22,114,420)	(766)	5.00	3/26/2019	(146,672)	(141,710)
Soybean	UBS	USD	(14,271,263)	(319)	1,000.00	12/21/2018	(19,779)	(29,906)
Sugar	UBS	USD	(690,278)	(48)	15.00	2/15/2019	(3,239)	(6,451)
Wheat	UBS	USD	(2,836,625)	(110)	650.00	2/22/2019	(14,096)	(8,938)
Wheat	UBS	USD	(5,673,250)	(220)	650.00	2/22/2019	(12,932)	(17,875)
Total							(240,153)	(212,380)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
Natural Gas	UBS	USD	(3,402,630)	(77)	3.60	01/28/2019	(169,589)	(152,460)
Notes to Consolidated Portfolio of Investments
(a)	The rate shown is the seven-day current annualized yield at November 30, 2018.
(b)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	65,647,013	391,989,359	(443,165,245)	14,471,127	179	(6,091)	332,569	14,469,680
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
6	Columbia Commodity Strategy Fund | Semiannual Report 2018

Consolidated Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Consolidated Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Treasury Bills	262,411,560	—	—	—	262,411,560
Options Purchased Calls	670,500	—	—	—	670,500
Money Market Funds	—	—	—	14,469,680	14,469,680
Total Investments in Securities	263,082,060	—	—	14,469,680	277,551,740
Investments in Derivatives
Asset
Futures Contracts	13,782,472	—	—	—	13,782,472
Liability
Futures Contracts	(24,536,182)	—	—	—	(24,536,182)
Options Contracts Written	(364,840)	—	—	—	(364,840)
Total	251,963,510	—	—	14,469,680	266,433,190
See the Consolidated Portfolio of Investments for all investment classifications not indicated in the table.
Futures contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2018	7

Consolidated Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $262,530,998)	$262,411,560
Affiliated issuers (cost $14,469,680)	14,469,680
Options purchased (cost $808,837)	670,500
Cash	15,581
Margin deposits on:
Futures contracts	21,088,558
Receivable for:
Capital shares sold	43,805
Dividends	14,652
Variation margin for futures contracts	1,198,427
Prepaid expenses	3,146
Total assets	299,915,909
Liabilities
Option contracts written, at value (premiums received $409,742)	364,840
Payable for:
Capital shares purchased	598
Variation margin for futures contracts	1,609,382
Management services fees	5,147
Distribution and/or service fees	27
Transfer agent fees	3,792
Compensation of board members	26,836
Compensation of chief compliance officer	51
Other expenses	35,579
Total liabilities	2,046,252
Net assets applicable to outstanding capital stock	$297,869,657
Represented by
Paid in capital	349,264,703
Total distributable earnings (loss)	(51,395,046)
Total - representing net assets applicable to outstanding capital stock	$297,869,657
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
8	Columbia Commodity Strategy Fund | Semiannual Report 2018

Consolidated Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$2,056,883
Shares outstanding	397,216
Net asset value per share	$5.18
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$5.50
Advisor Class
Net assets	$21,099,238
Shares outstanding	3,989,561
Net asset value per share	$5.29
Class C
Net assets	$171,535
Shares outstanding	34,770
Net asset value per share	$4.93
Institutional Class
Net assets	$1,803,911
Shares outstanding	343,246
Net asset value per share	$5.26
Institutional 2 Class
Net assets	$1,203,687
Shares outstanding	226,551
Net asset value per share	$5.31
Institutional 3 Class
Net assets	$270,902,419
Shares outstanding	50,784,522
Net asset value per share	$5.33
Class R
Net assets	$630,446
Shares outstanding	123,653
Net asset value per share	$5.10
Class T
Net assets	$1,538
Shares outstanding	297
Net asset value per share	$5.18
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$5.31
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2018	9

Consolidated Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — affiliated issuers	$332,569
Interest	3,597,680
Total income	3,930,249
Expenses:
Management services fees	1,150,993
Distribution and/or service fees
Class A	2,679
Class C	921
Class R	1,273
Class T	2
Transfer agent fees
Class A	1,641
Advisor Class	16,243
Class C	140
Institutional Class	1,738
Institutional 2 Class	436
Institutional 3 Class	12,129
Class R	392
Class T	2
Compensation of board members	8,176
Custodian fees	5,142
Printing and postage fees	8,151
Registration fees	56,650
Audit fees	20,568
Legal fees	4,673
Compensation of chief compliance officer	50
Other	9,151
Total expenses	1,301,150
Expense reduction	(20)
Total net expenses	1,301,130
Net investment income	2,629,119
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(196,374)
Investments — affiliated issuers	179
Futures contracts	(35,244,507)
Options purchased	(1,059,401)
Options contracts written	415,678
Net realized loss	(36,084,425)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	30,593
Investments — affiliated issuers	(6,091)
Futures contracts	(17,642,454)
Options purchased	(138,337)
Options contracts written	44,902
Net change in unrealized appreciation (depreciation)	(17,711,387)
Net realized and unrealized loss	(53,795,812)
Net decrease in net assets resulting from operations	$(51,166,693)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
10	Columbia Commodity Strategy Fund | Semiannual Report 2018

Consolidated Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$2,629,119	$2,824,147
Net realized gain (loss)	(36,084,425)	29,998,357
Net change in unrealized appreciation (depreciation)	(17,711,387)	11,105,297
Net increase (decrease) in net assets resulting from operations	(51,166,693)	43,927,801
Distributions to shareholders
Net investment income
Advisor Class	—	(17,230)
Institutional Class	—	(3,545)
Institutional 2 Class	—	(1,507)
Institutional 3 Class	—	(777,549)
Total distributions to shareholders	—	(799,831)
Increase (decrease) in net assets from capital stock activity	(263,064,734)	328,542,898
Total increase (decrease) in net assets	(314,231,427)	371,670,868
Net assets at beginning of period	612,101,084	240,430,216
Net assets at end of period	$297,869,657	$612,101,084
Excess of distributions over net investment income	$(2,246,166)	$(4,875,285)
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2018	11

Consolidated Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	72,527	389,716	267,354	1,478,536
Redemptions	(48,234)	(257,292)	(283,006)	(1,578,296)
Net increase (decrease)	24,293	132,424	(15,652)	(99,760)
Advisor Class
Subscriptions	749,400	4,116,391	1,474,285	8,253,107
Distributions reinvested	—	—	3,141	17,211
Redemptions	(437,513)	(2,386,429)	(653,543)	(3,670,320)
Net increase	311,887	1,729,962	823,883	4,599,998
Class C
Subscriptions	805	4,015	363	1,897
Redemptions	(6,782)	(34,052)	(26,001)	(134,821)
Net decrease	(5,977)	(30,037)	(25,638)	(132,924)
Institutional Class
Subscriptions	186,261	1,016,794	776,387	4,268,978
Distributions reinvested	—	—	652	3,545
Redemptions	(612,198)	(3,333,580)	(228,031)	(1,250,818)
Net increase (decrease)	(425,937)	(2,316,786)	549,008	3,021,705
Institutional 2 Class
Subscriptions	1,699	9,273	85,631	468,798
Distributions reinvested	—	—	273	1,505
Redemptions	(807)	(4,590)	(1,521)	(8,479)
Net increase	892	4,683	84,383	461,824
Institutional 3 Class
Subscriptions	25,947,804	143,963,634	76,129,041	423,416,944
Distributions reinvested	—	—	141,115	777,546
Redemptions	(73,562,330)	(406,832,927)	(19,038,723)	(103,804,034)
Net increase (decrease)	(47,614,526)	(262,869,293)	57,231,433	320,390,456
Class R
Subscriptions	59,860	311,085	140,336	774,870
Redemptions	(5,092)	(26,772)	(86,251)	(473,271)
Net increase	54,768	284,313	54,085	301,599
Total net increase (decrease)	(47,654,600)	(263,064,734)	58,701,502	328,542,898
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
12	Columbia Commodity Strategy Fund | Semiannual Report 2018

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Columbia Commodity Strategy Fund | Semiannual Report 2018	13

Consolidated Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$5.76	0.03	(0.61)	(0.58)	—	—
Year Ended 5/31/2018	$5.24	0.01	0.51	0.52	—	—
Year Ended 5/31/2017	$5.39	(0.03)	(0.12)	(0.15)	—	—
Year Ended 5/31/2016	$6.32	(0.06)	(0.87)	(0.93)	—	—
Year Ended 5/31/2015	$8.57	(0.08)	(2.17)	(2.25)	—	—
Year Ended 5/31/2014	$8.52	(0.09)	0.14 (e)	0.05	—	—
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$5.87	0.04	(0.62)	(0.58)	—	—
Year Ended 5/31/2018	$5.33	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.48	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.40	(0.04)	(0.88)	(0.92)	—	—
Year Ended 5/31/2015	$8.65	(0.07)	(2.18)	(2.25)	—	—
Year Ended 5/31/2014	$8.59	(0.07)	0.13 (e)	0.06	—	—
Class C
Six Months Ended 11/30/2018 (Unaudited)	$5.51	0.01	(0.59)	(0.58)	—	—
Year Ended 5/31/2018	$5.04	(0.03)	0.50	0.47	—	—
Year Ended 5/31/2017	$5.23	(0.07)	(0.12)	(0.19)	—	—
Year Ended 5/31/2016	$6.18	(0.10)	(0.85)	(0.95)	—	—
Year Ended 5/31/2015	$8.45	(0.13)	(2.14)	(2.27)	—	—
Year Ended 5/31/2014	$8.46	(0.15)	0.14 (e)	(0.01)	—	—
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$5.83	0.04	(0.61)	(0.57)	—	—
Year Ended 5/31/2018	$5.29	0.03	0.52	0.55	(0.01)	(0.01)
Year Ended 5/31/2017	$5.44	(0.02)	(0.13)	(0.15)	—	—
Year Ended 5/31/2016	$6.37	(0.05)	(0.88)	(0.93)	—	—
Year Ended 5/31/2015	$8.62	(0.07)	(2.18)	(2.25)	—	—
Year Ended 5/31/2014	$8.54	(0.07)	0.15 (e)	0.08	—	—
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$5.90	0.04	(0.63)	(0.59)	—	—
Year Ended 5/31/2018	$5.35	0.03	0.53	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.49	(0.01)	(0.13)	(0.14)	—	—
Year Ended 5/31/2016	$6.42	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2015	$8.68	(0.06)	(2.20)	(2.26)	—	—
Year Ended 5/31/2014(f)	$8.16	(0.03)	0.55 (e)	0.52	—	—
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
14	Columbia Commodity Strategy Fund | Semiannual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$5.18	(10.07%)	1.11% (c)	1.11% (c),(d)	1.11% (c)	0%	$2,057
Year Ended 5/31/2018	$5.76	9.92%	1.08%	1.08% (d)	0.22%	0%	$2,148
Year Ended 5/31/2017	$5.24	(2.78%)	1.13%	1.13%	(0.63%)	0%	$2,035
Year Ended 5/31/2016	$5.39	(14.72%)	1.50%	1.43%	(1.20%)	0%	$2,651
Year Ended 5/31/2015	$6.32	(26.25%)	1.51%	1.27%	(1.17%)	0%	$3,193
Year Ended 5/31/2014	$8.57	0.59%	1.34%	1.16%	(1.07%)	0%	$3,376
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$5.29	(9.88%)	0.86% (c)	0.86% (c),(d)	1.37% (c)	0%	$21,099
Year Ended 5/31/2018	$5.87	10.24%	0.83%	0.83% (d)	0.48%	0%	$21,601
Year Ended 5/31/2017	$5.33	(2.74%)	0.87%	0.87%	(0.35%)	0%	$15,213
Year Ended 5/31/2016	$5.48	(14.38%)	1.23%	1.19%	(0.83%)	0%	$10,826
Year Ended 5/31/2015	$6.40	(26.01%)	1.26%	1.02%	(1.00%)	0%	$381
Year Ended 5/31/2014	$8.65	0.70%	1.10%	0.95%	(0.86%)	0%	$3
Class C
Six Months Ended 11/30/2018 (Unaudited)	$4.93	(10.53%)	1.86% (c)	1.86% (c),(d)	0.35% (c)	0%	$172
Year Ended 5/31/2018	$5.51	9.33%	1.82%	1.82% (d)	(0.57%)	0%	$224
Year Ended 5/31/2017	$5.04	(3.63%)	1.87%	1.87%	(1.36%)	0%	$335
Year Ended 5/31/2016	$5.23	(15.37%)	2.25%	2.18%	(1.92%)	0%	$305
Year Ended 5/31/2015	$6.18	(26.86%)	2.26%	2.02%	(1.93%)	0%	$275
Year Ended 5/31/2014	$8.45	(0.12%)	2.10%	1.91%	(1.82%)	0%	$226
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$5.26	(9.78%)	0.84% (c)	0.84% (c),(d)	1.28% (c)	0%	$1,804
Year Ended 5/31/2018	$5.83	10.32%	0.83%	0.83% (d)	0.52%	0%	$4,485
Year Ended 5/31/2017	$5.29	(2.76%)	0.86%	0.86%	(0.31%)	0%	$1,166
Year Ended 5/31/2016	$5.44	(14.60%)	1.24%	1.18%	(0.92%)	0%	$842
Year Ended 5/31/2015	$6.37	(26.10%)	1.26%	1.02%	(0.92%)	0%	$693
Year Ended 5/31/2014	$8.62	0.94%	1.12%	0.92%	(0.83%)	0%	$742
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$5.31	(10.00%)	0.78% (c)	0.78% (c)	1.44% (c)	0%	$1,204
Year Ended 5/31/2018	$5.90	10.43%	0.75%	0.75%	0.56%	0%	$1,331
Year Ended 5/31/2017	$5.35	(2.55%)	0.78%	0.78%	(0.25%)	0%	$756
Year Ended 5/31/2016	$5.49	(14.49%)	1.10%	1.10%	(0.74%)	0%	$654
Year Ended 5/31/2015	$6.42	(26.04%)	1.18%	0.96%	(0.78%)	0%	$2
Year Ended 5/31/2014(f)	$8.68	6.37%	1.16% (c)	0.87% (c)	(0.77%) (c)	0%	$608
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2018	15

Consolidated Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Total distributions to shareholders
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$5.91	0.04	(0.62)	(0.58)	—	—
Year Ended 5/31/2018	$5.36	0.04	0.52	0.56	(0.01)	(0.01)
Year Ended 5/31/2017	$5.50	0.00 (g)	(0.14)	(0.14)	—	—
Year Ended 5/31/2016	$6.43	(0.04)	(0.89)	(0.93)	—	—
Year Ended 5/31/2015(h)	$7.70	(0.04)	(1.23)	(1.27)	—	—
Class R
Six Months Ended 11/30/2018 (Unaudited)	$5.68	0.02	(0.60)	(0.58)	—	—
Year Ended 5/31/2018	$5.17	0.00 (g)	0.51	0.51	—	—
Year Ended 5/31/2017	$5.34	(0.05)	(0.12)	(0.17)	—	—
Year Ended 5/31/2016	$6.28	(0.08)	(0.86)	(0.94)	—	—
Year Ended 5/31/2015	$8.53	(0.10)	(2.15)	(2.25)	—	—
Year Ended 5/31/2014	$8.50	(0.11)	0.14 (e)	0.03	—	—
Class T
Six Months Ended 11/30/2018 (Unaudited)	$5.76	0.03	(0.61)	(0.58)	—	—
Year Ended 5/31/2018	$5.24	0.02	0.50	0.52	—	—
Year Ended 5/31/2017	$5.38	(0.02)	(0.12)	(0.14)	—	—
Year Ended 5/31/2016	$6.32	(0.06)	(0.88)	(0.94)	—	—
Year Ended 5/31/2015	$8.57	(0.08)	(2.17)	(2.25)	—	—
Year Ended 5/31/2014	$8.53	(0.09)	0.13 (e)	0.04	—	—

Notes to Consolidated Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Consolidated Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(f)	Institutional 2 Class shares commenced operations on January 8, 2014. Per share data and total return reflect activity from that date.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on October 1, 2014. Per share data and total return reflect activity from that date.
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
16	Columbia Commodity Strategy Fund | Semiannual Report 2018

Consolidated Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$5.33	(9.81%)	0.69% (c)	0.69% (c)	1.44% (c)	0%	$270,902
Year Ended 5/31/2018	$5.91	10.44%	0.69%	0.69%	0.64%	0%	$581,920
Year Ended 5/31/2017	$5.36	(2.55%)	0.71%	0.71%	0.03%	0%	$220,847
Year Ended 5/31/2016	$5.50	(14.46%)	1.01%	1.01%	(0.73%)	0%	$2
Year Ended 5/31/2015(h)	$6.43	(16.49%)	1.33% (c)	0.97% (c)	(0.80%) (c)	0%	$2
Class R
Six Months Ended 11/30/2018 (Unaudited)	$5.10	(10.21%)	1.37% (c)	1.37% (c),(d)	0.90% (c)	0%	$630
Year Ended 5/31/2018	$5.68	9.86%	1.34%	1.34% (d)	0.07%	0%	$391
Year Ended 5/31/2017	$5.17	(3.18%)	1.37%	1.37%	(0.89%)	0%	$77
Year Ended 5/31/2016	$5.34	(14.97%)	1.74%	1.68%	(1.44%)	0%	$104
Year Ended 5/31/2015	$6.28	(26.38%)	1.76%	1.52%	(1.42%)	0%	$117
Year Ended 5/31/2014	$8.53	0.35%	1.60%	1.42%	(1.33%)	0%	$136
Class T
Six Months Ended 11/30/2018 (Unaudited)	$5.18	(10.07%)	1.09% (c)	1.09% (c),(d)	1.13% (c)	0%	$2
Year Ended 5/31/2018	$5.76	9.92%	1.08%	1.08% (d)	0.18%	0%	$2
Year Ended 5/31/2017	$5.24	(2.60%)	1.11%	1.11%	(0.56%)	0%	$2
Year Ended 5/31/2016	$5.38	(14.87%)	1.49%	1.43%	(1.16%)	0%	$2
Year Ended 5/31/2015	$6.32	(26.25%)	1.51%	1.27%	(1.14%)	0%	$2
Year Ended 5/31/2014	$8.57	0.47%	1.32%	1.16%	(1.10%)	0%	$3
The accompanying Notes to Consolidated Financial Statements are an integral part of this statement.
Columbia Commodity Strategy Fund | Semiannual Report 2018	17

Notes to Consolidated Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Commodity Strategy Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Basis for consolidation
CCFS Offshore Fund, Ltd. (the Subsidiary) is a Cayman Islands exempted company and wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle in order to effect certain investment strategies consistent with the Fund’s investment objective and policies as stated in its current prospectus and statement of additional information. In accordance with the Memorandum and Articles of Association of the Subsidiary (the Articles), the Fund owns the sole issued share of the Subsidiary and retains all rights associated with such share, including the right to receive notice of, attend and vote at general meetings of the Subsidiary, rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The consolidated financial statements (financial statements) include the accounts of the consolidated Fund and the respective Subsidiary. Subsequent references to the Fund within the Notes to Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in the consolidation process.
At November 30, 2018, the Subsidiary financial statement information is as follows:
CCSF Offshore Fund, Ltd.
% of consolidated fund net assets	7.21%
Net assets	$21,461,869
Net investment income (loss)	241,439
Net realized gain (loss)	(35,888,218)
Net change in unrealized appreciation (depreciation)	(17,737,359)
The financial statements present the portfolio holdings, financial position and results of operations of the Fund and the Subsidiary on a consolidated basis.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
18	Columbia Commodity Strategy Fund | Semiannual Report 2018

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Consolidated Portfolio of Investments.
Columbia Commodity Strategy Fund | Semiannual Report 2018	19

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Consolidated Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Consolidated Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
20	Columbia Commodity Strategy Fund | Semiannual Report 2018

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage exposure to commodities markets. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Consolidated Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Consolidated Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to produce incremental earnings. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Consolidated Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund
Columbia Commodity Strategy Fund | Semiannual Report 2018	21

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Consolidated Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Consolidated Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Consolidated Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2018:
	Asset derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized appreciation on futures contracts	13,782,472*
Commodity-related investment risk	Investments, at value — Options purchased	670,500
Total		14,452,972

	Liability derivatives
Risk exposure category	Consolidated statement of assets and liabilities location	Fair value ($)
Commodity-related investment risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	24,536,182*
Commodity-related investment risk	Options contracts written, at value	364,840
Total		24,901,022

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Consolidated Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Consolidated Statement of Assets and Liabilities.
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Consolidated Statement of Operations for the six months ended November 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(35,244,507)	415,678	(1,059,401)	(35,888,230)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Total ($)
Commodity-related investment risk	(17,642,454)	44,902	(138,337)	(17,735,889)
22	Columbia Commodity Strategy Fund | Semiannual Report 2018

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	243,605,700
Futures contracts — short	11,029,590

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2018.

Derivative instrument	Average value ($)*
Options contracts — purchased	645,280
Options contracts — written	(318,972)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2018.
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2018:
UBS ($)
Assets
Options purchased calls	670,500
Total assets	670,500
Liabilities
Options contracts written	364,840
Total liabilities	364,840
Total financial and derivative net assets	305,660
Total collateral received (pledged) (a)	-
Net amount (b)	305,660

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(b)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Columbia Commodity Strategy Fund | Semiannual Report 2018	23

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Consolidated Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting
24	Columbia Commodity Strategy Fund | Semiannual Report 2018

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.63% to 0.49% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.63% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Threadneedle International Limited (Threadneedle), an affiliate of the Investment Manager and an indirect wholly-owned subsidiary of Ameriprise Financial, to serve as the subadviser to the Fund. The Investment Manager compensates Threadneedle to manage the investment of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Consolidated Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Consolidated Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
Columbia Commodity Strategy Fund | Semiannual Report 2018	25

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.15
Advisor Class	0.15
Class C	0.15
Institutional Class	0.15
Institutional 2 Class	0.07
Institutional 3 Class	0.01
Class R	0.15
Class T	0.15
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Consolidated Statement of Operations. For the six months ended November 30, 2018, these minimum account balance fees reduced total expenses of the Fund by $20.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $3,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	8,571
26	Columbia Commodity Strategy Fund | Semiannual Report 2018

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.22%	1.36%
Advisor Class	0.97	1.11
Class C	1.97	2.11
Institutional Class	0.97	1.11
Institutional 2 Class	0.89	1.02
Institutional 3 Class	0.83	0.96
Class R	1.47	1.61
Class T	1.22	1.36
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
277,400,000	13,827,000	(24,794,000)	(10,967,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	71,424	—	71,424
Columbia Commodity Strategy Fund | Semiannual Report 2018	27

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
For the six months ended November 30, 2018, there were no purchases or proceeds from the sale of securities other than short-term investment transactions and derivative activity, if any. Only the amount of long-term security purchases and sales activity, excluding derivatives, impacts the portfolio turnover reported in the Consolidated Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Consolidated Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Consolidated Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
28	Columbia Commodity Strategy Fund | Semiannual Report 2018

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 9. Significant risks
Commodity-related investment risk
The value of commodities investments will generally be affected by overall market movements and factors specific to a particular industry or commodity, which may include demand for the commodity, weather, embargoes, tariffs, and economic health, political, international, regulatory and other developments. Exposure to commodities and commodities markets may subject the value of the Fund’s investments to greater volatility than other types of investments. Commodities investments may also subject the Fund to counterparty risk and liquidity risk. The Fund may make commodity-related investments through one or more wholly-owned subsidiaries organized outside the U.S. that are generally not subject to U.S. laws (including securities laws) and their protections.
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Leverage risk
Leverage occurs when the Fund increases its assets available for investment using borrowings, short sales, derivatives, or similar instruments or techniques. The use of leverage may make any change in the Fund’s net asset value even greater and thus result in increased volatility of returns. Because short sales involve borrowing securities and then selling them, the Fund’s short sales effectively leverage the Fund’s assets. The Fund’s assets that are used as collateral to secure the Fund’s obligations to return the securities sold short may decrease in value while the short positions are outstanding, which may force the Fund to use its other assets to increase the collateral. Leverage can create an interest expense that may lower the Fund’s overall returns. Leverage presents the opportunity for increased net income and capital gains, but also exaggerates the Fund’s risk of loss. There can be no guarantee that a leveraging strategy will be successful.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Commodity Strategy Fund | Semiannual Report 2018	29

Notes to Consolidated Financial Statements  (continued)
November 30, 2018 (Unaudited)
Shareholder concentration risk
At November 30, 2018, affiliated shareholders of record owned 91.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
30	Columbia Commodity Strategy Fund | Semiannual Report 2018

Approval of Management and Subadvisory Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Commodity Strategy Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under a subadvisory agreement (the Subadvisory Agreement) between Columbia Threadneedle and Threadneedle International Limited (the Subadviser), an affiliate of Columbia Threadneedle, the Subadviser has provided portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreement (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadviser
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadviser, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers. With respect to Columbia Threadneedle, the Board also noted the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed
Columbia Commodity Strategy Fund | Semiannual Report 2018	31

Approval of Management and Subadvisory Agreements   (continued)
the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle in addition to monitoring the Subadviser), noting that no material changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
With respect to the Subadviser, the Board observed that it had previously approved the Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered the Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered the Subadviser’s capability and wherewithal to carry out its responsibilities under the Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreement, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreement are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreement. The Board took into account Columbia Threadneedle’s representation that the Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years to help improve performance.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that the Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance was understandable in light of the particular management style involved and the particular market environment.
Additionally, the Board reviewed the performance of the Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of the Subadviser and management’s representations that Columbia Threadneedle’s profitability is not a key factor in their recommendation to select, renew or terminate the Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadviser from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the
32	Columbia Commodity Strategy Fund | Semiannual Report 2018

Approval of Management and Subadvisory Agreements   (continued)
"pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to the Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadviser to other mutual funds employing similar investment strategies where the Subadviser serves as investment adviser or subadviser. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Columbia Commodity Strategy Fund | Semiannual Report 2018	33

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
You may obtain the current net asset value (NAV) of Fund shares at no cost by calling 800.345.6611 or by sending an e-mail to serviceinquiries@columbiathreadneedle.com.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
34	Columbia Commodity Strategy Fund | Semiannual Report 2018

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Columbia Commodity Strategy Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR129_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Flexible Capital Income Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Flexible Capital Income Fund   |  Semiannual Report 2018

Columbia Flexible Capital Income Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Flexible Capital Income Fund (the Fund) seeks to provide shareholders current income, with long-term capital appreciation.
Portfolio management
David King, CFA
Co-Portfolio Manager
Managed Fund since 2011
Yan Jin
Co-Portfolio Manager
Managed Fund since 2011
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	Excluding sales charges	07/28/11	-1.85	-0.36	5.59	8.00
	Including sales charges		-7.48	-6.11	4.34	7.13
Advisor Class*		11/08/12	-1.71	-0.19	5.86	8.22
Class C	Excluding sales charges	07/28/11	-2.23	-1.11	4.81	7.19
	Including sales charges		-3.19	-2.07	4.81	7.19
Institutional Class		07/28/11	-1.73	-0.11	5.86	8.25
Institutional 2 Class*		11/08/12	-1.70	-0.08	5.93	8.27
Institutional 3 Class*		03/01/17	-1.62	-0.03	5.73	8.09
Class R		07/28/11	-1.97	-0.61	5.33	7.71
Class T	Excluding sales charges	07/28/11	-1.85	-0.36	5.60	7.99
	Including sales charges		-4.28	-2.89	5.06	7.61
Blended Benchmark			0.02	1.50	6.55	8.29
Bloomberg Barclays U.S. Aggregate Bond Index			-0.30	-1.34	2.03	2.29
Returns for Class A shares are shown with and without the maximum initial sales charge of 5.75%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Blended Benchmark, established by the Investment Manager, is composed of one-third each of the Russell 1000 Value Index, the Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index and the Bloomberg Barclays U.S. Convertible Composite Index. The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Bloomberg Barclays U.S. Corporate Investment Grade & High Yield Index is a broad-based benchmark that measures the performance of investment grade and non-investment grade, fixed-rate and taxable corporate bonds. It includes USD-denominated securities publicly issued by U.S. and non U.S. industrial, utility, and financial issuers that meet specified maturity, liquidity, and quality requirements. The Bloomberg Barclays U.S. Convertible Composite Index measures the performance of all four major classes of USD equity-linked securities including: convertible cash coupon bonds, zero-coupon bonds, preferred convertibles with fixed par amounts and mandatory equity-linked securities.
The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2018)
Intel Corp.	1.4
Johnson & Johnson	1.4
JPMorgan Chase & Co.	1.3
General Motors Co.	1.3
Philip Morris International, Inc.	1.2
Microchip Technology, Inc. 02/15/2037 2.250%	1.2
Crown Castle International Corp. 08/01/2020 6.875%	1.2
Lam Research Corp.	1.1
Ares Capital Corp.	1.1
American Electric Power Co., Inc.	1.1
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2018)
Common Stocks	37.6
Convertible Bonds	17.4
Convertible Preferred Stocks	11.7
Corporate Bonds & Notes	28.5
Limited Partnerships	0.7
Money Market Funds	2.1
Preferred Debt	1.2
Senior Loans	0.8
Warrants	0.0 (a)
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.

Columbia Flexible Capital Income Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	981.50	1,019.95	5.07	5.16	1.02
Advisor Class	1,000.00	1,000.00	982.90	1,021.21	3.83	3.90	0.77
Class C	1,000.00	1,000.00	977.70	1,016.19	8.78	8.95	1.77
Institutional Class	1,000.00	1,000.00	982.70	1,021.21	3.83	3.90	0.77
Institutional 2 Class	1,000.00	1,000.00	983.00	1,021.41	3.63	3.70	0.73
Institutional 3 Class	1,000.00	1,000.00	983.80	1,021.66	3.38	3.45	0.68
Class R	1,000.00	1,000.00	980.30	1,018.70	6.30	6.43	1.27
Class T	1,000.00	1,000.00	981.50	1,019.90	5.12	5.22	1.03
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 37.3%
Issuer	Shares	Value ($)
Communication Services 1.0%
Diversified Telecommunication Services 1.0%
AT&T, Inc.	260,000	8,122,400
Total Communication Services		8,122,400
Consumer Discretionary 4.6%
Automobiles 1.3%
General Motors Co.	275,000	10,436,250
Hotels, Restaurants & Leisure 2.3%
Carnival Corp.	70,000	4,220,300
Extended Stay America, Inc.	450,000	8,190,000
Six Flags Entertainment Corp.	100,000	6,136,000
Total		18,546,300
Leisure Products 0.5%
Hasbro, Inc.	45,000	4,095,000
Specialty Retail 0.5%
Home Depot, Inc. (The)	23,500	4,237,520
Total Consumer Discretionary		37,315,070
Consumer Staples 2.2%
Food Products 1.0%
Kellogg Co.	135,000	8,592,750
Tobacco 1.2%
Philip Morris International, Inc.	110,000	9,518,300
Total Consumer Staples		18,111,050
Energy 2.0%
Oil, Gas & Consumable Fuels 2.0%
BP PLC, ADR	200,000	8,070,000
Suncor Energy, Inc.	260,000	8,395,400
Total		16,465,400
Total Energy		16,465,400
Financials 8.1%
Banks 4.2%
Bank of America Corp.	300,000	8,520,000
BB&T Corp.	135,000	6,898,500
JPMorgan Chase & Co.	95,000	10,563,050
PacWest Bancorp	215,000	8,651,600
Total		34,633,150
Common Stocks (continued)
Issuer	Shares	Value ($)
Capital Markets 1.6%
Ares Capital Corp.	525,000	8,946,000
TCG BDC, Inc.	250,000	3,875,000
Total		12,821,000
Insurance 0.8%
Principal Financial Group, Inc.	130,000	6,411,600
Mortgage Real Estate Investment Trusts (REITS) 1.5%
Blackstone Mortgage Trust, Inc.	100,000	3,510,000
Starwood Property Trust, Inc.	375,000	8,388,750
Total		11,898,750
Total Financials		65,764,500
Health Care 4.8%
Biotechnology 1.8%
AbbVie, Inc.	70,000	6,598,900
Gilead Sciences, Inc.	115,000	8,273,100
Total		14,872,000
Pharmaceuticals 3.0%
Bristol-Myers Squibb Co.	115,000	6,147,900
Johnson & Johnson	72,500	10,650,250
Merck & Co., Inc.	90,000	7,140,600
Total		23,938,750
Total Health Care		38,810,750
Industrials 2.1%
Aerospace & Defense 1.5%
Boeing Co. (The)	17,500	6,068,300
Lockheed Martin Corp.	21,000	6,309,030
Total		12,377,330
Transportation Infrastructure 0.6%
Macquarie Infrastructure Corp.	110,000	4,587,000
Total Industrials		16,964,330
Information Technology 8.8%
Communications Equipment 0.8%
Cisco Systems, Inc.	135,000	6,462,450
Electronic Equipment, Instruments & Components 0.8%
Corning, Inc.	200,000	6,444,000
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 0.5%
Automatic Data Processing, Inc.	30,000	4,422,600
Semiconductors & Semiconductor Equipment 5.2%
Analog Devices, Inc.	70,000	6,434,400
Broadcom, Inc.	30,000	7,122,300
Intel Corp.	225,000	11,094,750
KLA-Tencor Corp.	50,000	4,928,000
Lam Research Corp.	57,500	9,025,200
Maxim Integrated Products, Inc.	75,000	4,194,000
Total		42,798,650
Software 1.1%
Microsoft Corp.	80,000	8,871,200
Technology Hardware, Storage & Peripherals 0.4%
Western Digital Corp.	72,500	3,290,775
Total Information Technology		72,289,675
Materials 0.5%
Chemicals 0.5%
DowDuPont, Inc.	75,000	4,338,750
Total Materials		4,338,750
Real Estate 1.5%
Equity Real Estate Investment Trusts (REITS) 1.5%
Alexandria Real Estate Equities, Inc.	50,000	6,225,000
Digital Realty Trust, Inc.	55,000	6,327,200
Total		12,552,200
Total Real Estate		12,552,200
Utilities 1.7%
Electric Utilities 1.7%
American Electric Power Co., Inc.	115,000	8,940,100
Edison International	90,000	4,978,800
Total		13,918,900
Total Utilities		13,918,900
Total Common Stocks (Cost $290,191,376)		304,653,025
Convertible Bonds 17.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Cable and Satellite 1.0%
DISH Network Corp.
08/15/2026	3.375%	9,300,000	8,164,470
Gaming 0.5%
Caesars Entertainment Corp.
10/01/2024	5.000%	2,800,000	3,956,722
Health Care 0.9%
Invacare Corp.
02/15/2021	5.000%	4,100,000	3,117,189
Novavax, Inc.
02/01/2023	3.750%	6,840,000	4,305,869
Total			7,423,058
Home Construction 0.8%
SunPower Corp.
01/15/2023	4.000%	7,500,000	6,133,493
Independent Energy 0.9%
Chesapeake Energy Corp.
09/15/2026	5.500%	8,500,000	7,356,359
12/15/2038	2.250%	47,000	44,767
Total			7,401,126
Life Insurance 0.5%
AXA SA(a)
05/15/2021	7.250%	4,300,000	4,299,153
Metals and Mining 0.5%
Endeavour Mining Corp.(a)
02/15/2023	3.000%	4,500,000	3,901,050
Oil Field Services 0.3%
Bristow Group, Inc.
06/01/2023	4.500%	4,526,000	2,424,239
Other Industry 0.5%
Green Plains, Inc.
09/01/2022	4.125%	4,500,000	4,171,410
Other REIT 2.0%
Blackstone Mortgage Trust, Inc.
05/05/2022	4.375%	5,500,000	5,496,276
IH Merger Sub LLC
01/15/2022	3.500%	6,000,000	6,321,000
New York Mortgage Trust, Inc.
01/15/2022	6.250%	4,500,000	4,477,500
Total			16,294,776

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 5.7%
Aegerion Pharmaceuticals, Inc.
08/15/2019	2.000%	3,000,000	2,246,295
Alder Biopharmaceuticals, Inc.
02/01/2025	2.500%	4,600,000	4,223,688
Clovis Oncology, Inc.
05/01/2025	1.250%	7,000,000	4,523,750
Dermira, Inc.
05/15/2022	3.000%	5,000,000	4,141,280
Insmed, Inc.
01/15/2025	1.750%	5,300,000	4,231,960
Intercept Pharmaceuticals, Inc.
07/01/2023	3.250%	6,700,000	6,413,816
Medicines Co. (The)
07/15/2023	2.750%	7,000,000	5,745,866
PTC Therapeutics, Inc.
08/15/2022	3.000%	4,000,000	4,025,008
Radius Health, Inc.
09/01/2024	3.000%	5,500,000	4,219,121
TESARO, Inc.
10/01/2021	3.000%	2,000,000	2,967,150
Tilray, Inc.(a)
10/01/2023	5.000%	5,000,000	4,217,640
Total			46,955,574
Property & Casualty 1.1%
Heritage Insurance Holdings, Inc.
08/01/2037	5.875%	3,700,000	4,571,350
MGIC Investment Corp.(a),(b)
Junior Subordinated
04/01/2063	9.000%	3,089,000	4,044,459
Total			8,615,809
Retailers 0.5%
GNC Holdings, Inc.
08/15/2020	1.500%	4,700,000	3,760,000
Technology 1.6%
Microchip Technology, Inc.
Junior Subordinated
02/15/2037	2.250%	9,000,000	9,200,097
Veeco Instruments, Inc.
01/15/2023	2.700%	5,000,000	3,912,870
Total			13,112,967
Transportation Services 0.0%
Aegean Marine Petroleum Network, Inc.(c)
12/15/2021	0.000%	2,318,000	272,365
Convertible Bonds (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Wireless 0.4%
Gogo, Inc.(a)
05/15/2022	6.000%	3,750,000	3,561,589
Total Convertible Bonds (Cost $155,197,888)			140,447,801

Convertible Preferred Stocks 11.6%
Issuer		Shares	Value ($)
Consumer Staples 0.9%
Food Products 0.9%
Bunge Ltd.	4.875%	75,000	7,484,340
Total Consumer Staples			7,484,340
Energy 1.1%
Energy Equipment & Services 0.5%
Nabors Industries Ltd.	6.000%	145,000	3,770,000
Oil, Gas & Consumable Fuels 0.6%
Hess Corp.	8.000%	85,000	5,099,150
Total Energy			8,869,150
Financials 3.5%
Banks 2.0%
Bank of America Corp.	7.250%	6,500	8,320,000
Wells Fargo & Co.	7.500%	6,500	8,214,375
Total			16,534,375
Capital Markets 1.0%
AMG Capital Trust II	5.150%	87,500	4,594,275
Cowen, Inc.	5.625%	3,700	3,196,467
Total			7,790,742
Insurance 0.5%
Assurant, Inc.	6.500%	40,000	4,196,800
Total Financials			28,521,917
Health Care 1.1%
Health Care Equipment & Supplies 1.1%
Becton Dickinson and Co.	6.125%	140,000	8,843,800
Total Health Care			8,843,800

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Convertible Preferred Stocks (continued)
Issuer		Shares	Value ($)
Industrials 1.2%
Machinery 1.2%
Fortive Corp.	5.000%	5,700	5,647,389
Rexnord Corp.	5.750%	75,000	4,472,250
Total			10,119,639
Total Industrials			10,119,639
Information Technology 0.9%
Electronic Equipment, Instruments & Components 0.9%
Belden, Inc.	6.750%	90,000	6,929,100
Total Information Technology			6,929,100
Real Estate 1.1%
Equity Real Estate Investment Trusts (REITS) 1.1%
Crown Castle International Corp.	6.875%	8,500	9,198,837
Total Real Estate			9,198,837
Utilities 1.8%
Multi-Utilities 1.8%
CenterPoint Energy, Inc.	7.000%	125,000	6,275,000
DTE Energy Co.	6.500%	150,000	8,221,500
Total			14,496,500
Total Utilities			14,496,500
Total Convertible Preferred Stocks (Cost $97,095,617)			94,463,283

Corporate Bonds & Notes 28.2%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Brokerage/Asset Managers/Exchanges 1.0%
LPL Holdings, Inc.(a)
09/15/2025	5.750%	8,650,000	8,213,867
Cable and Satellite 1.4%
Charter Communications Operating LLC/Capital
10/23/2045	6.484%	7,400,000	7,414,955
Telesat Canada/LLC(a)
11/15/2024	8.875%	3,600,000	3,846,485
Total			11,261,440
Chemicals 1.0%
Starfruit Finco BV/US Holdco LLC(a)
10/01/2026	8.000%	8,500,000	8,162,371
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Consumer Products 1.0%
Mattel, Inc.(a)
12/31/2025	6.750%	8,746,000	8,277,512
Electric 1.1%
Covanta Holding Corp.
07/01/2025	5.875%	4,666,000	4,394,919
01/01/2027	6.000%	5,000,000	4,651,800
Total			9,046,719
Finance Companies 2.6%
Fortress Transportation & Infrastructure Investors LLC(a)
10/01/2025	6.500%	6,000,000	5,805,000
iStar, Inc.
04/01/2022	6.000%	8,157,000	8,039,980
Springleaf Finance Corp.
03/15/2025	6.875%	6,100,000	5,754,411
03/15/2026	7.125%	2,091,000	1,973,203
Total			21,572,594
Food and Beverage 1.0%
Chobani LLC/Finance Corp., Inc.(a)
04/15/2025	7.500%	4,172,000	3,436,042
Lamb Weston Holdings, Inc.(a)
11/01/2026	4.875%	4,600,000	4,480,083
Total			7,916,125
Health Care 1.0%
Quotient Ltd.(a),(d),(e)
10/15/2023	12.000%	1,330,000	1,330,000
10/15/2023	12.000%	570,000	570,000
Surgery Center Holdings, Inc.(a)
07/01/2025	6.750%	6,400,000	5,948,979
Total			7,848,979
Healthcare Insurance 1.0%
Centene Corp.
01/15/2025	4.750%	7,523,000	7,451,291
Centene Corp.(a)
06/01/2026	5.375%	1,034,000	1,045,416
Total			8,496,707
Home Construction 0.7%
Lennar Corp.
11/29/2027	4.750%	6,500,000	5,982,776
Independent Energy 1.5%
Indigo Natural Resources LLC(a)
02/15/2026	6.875%	8,600,000	7,974,944

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Talos Production LLC/Finance, Inc.
04/03/2022	11.000%	4,169,067	4,314,984
Total			12,289,928
Lodging 1.0%
Marriott Ownership Resorts, Inc.(a)
09/15/2026	6.500%	8,132,000	8,085,639
Media and Entertainment 1.5%
Lions Gate Capital Holdings LLC(a)
11/01/2024	5.875%	7,950,000	7,992,326
Meredith Corp.(a)
02/01/2026	6.875%	4,000,000	4,090,452
Total			12,082,778
Metals and Mining 2.0%
CONSOL Energy, Inc.(a)
11/15/2025	11.000%	3,600,000	4,027,410
Constellium NV(a)
03/01/2025	6.625%	8,400,000	8,032,760
Warrior Met Coal, Inc.(a)
11/01/2024	8.000%	4,000,000	4,036,812
Total			16,096,982
Midstream 1.1%
Rockpoint Gas Storage Canada Ltd.(a)
03/31/2023	7.000%	3,111,000	3,033,225
Summit Midstream Partners LP(b)
Junior Subordinated
12/31/2049	9.500%	5,600,000	5,479,348
Total			8,512,573
Oil Field Services 0.8%
Bristow Group, Inc.(a)
03/01/2023	8.750%	4,300,000	3,645,282
SESI LLC
09/15/2024	7.750%	3,500,000	3,131,216
Total			6,776,498
Other Industry 0.9%
WeWork Companies, Inc.(a)
05/01/2025	7.875%	8,200,000	7,675,200
Packaging 2.0%
BWAY Holding Co.(a)
04/15/2025	7.250%	8,700,000	7,873,282
Novolex (a)
01/15/2025	6.875%	9,000,000	8,313,426
Total			16,186,708
Corporate Bonds & Notes (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Pharmaceuticals 1.5%
Bausch Health Companies, Inc.(a)
01/31/2027	8.500%	7,700,000	7,970,878
Horizon Pharma, Inc.(a)
11/01/2024	8.750%	3,700,000	3,888,815
Total			11,859,693
Restaurants 0.5%
IRB Holding Corp.(a)
02/15/2026	6.750%	4,500,000	4,167,428
Retailers 0.1%
Rite Aid Corp.
Junior Subordinated
02/15/2027	7.700%	1,613,000	1,144,880
Supermarkets 0.5%
Safeway, Inc.
02/01/2031	7.250%	4,588,000	4,219,611
Technology 1.4%
Diebold, Inc.
04/15/2024	8.500%	6,000,000	3,768,660
Genesys Telecommunications Laboratories, Inc./Greeneden Lux 3 Sarl/U.S. Holdings I LLC(a)
11/30/2024	10.000%	3,450,000	3,753,007
Informatica LLC(a)
07/15/2023	7.125%	4,232,000	4,251,116
Total			11,772,783
Transportation Services 1.0%
Hertz Corp. (The)(a)
06/01/2022	7.625%	3,450,000	3,394,500
Hertz Corp. (The)
10/15/2022	6.250%	5,600,000	4,954,891
Total			8,349,391
Wirelines 0.6%
Frontier Communications Corp.
09/15/2025	11.000%	6,740,000	4,763,468
Total Corporate Bonds & Notes (Cost $244,070,285)			230,762,650

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Limited Partnerships 0.6%
Issuer	Shares	Value ($)
Energy 0.5%
Oil, Gas & Consumable Fuels 0.5%
Enviva Partners LP	140,000	4,022,200
Total Energy		4,022,200
Industrials 0.1%
Trading Companies & Distributors 0.1%
Fortress Transportation & Infrastructure Investors LLC	84,617	1,346,256
Total Industrials		1,346,256
Total Limited Partnerships (Cost $4,594,482)		5,368,456

Preferred Debt 1.2%
Issuer	Coupon Rate	Shares	Value ($)
Banking 0.7%
Citigroup Capital XIII(b)
10/30/2040	8.890%	222,500	5,862,875
Finance Companies 0.5%
GMAC Capital Trust I(b)
02/15/2040	8.099%	150,000	3,825,000
Total Preferred Debt (Cost $9,728,434)			9,687,875

Senior Loans 0.8%
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Metals and Mining 0.2%
CNX Resources Corp.(f),(g)
Tranche B Term Loan
3-month USD LIBOR + 6.000% 11/28/2022	8.350%	1,389,500	1,394,711
Senior Loans (continued)
Borrower	Coupon Rate	Principal Amount ($)	Value ($)
Oil Field Services 0.6%
BCP Raptor LLC/EagleClaw Midstream Ventures(f),(g)
Term Loan
3-month USD LIBOR + 4.250% 06/24/2024	6.641%	5,097,475	4,911,417
Total Senior Loans (Cost $6,424,710)			6,306,128

Warrants —%
Issuer	Shares	Value ($)
Energy —%
Oil, Gas & Consumable Fuels —%
Goodrich Petroleum Corp.(d),(e),(h),(i)	11,139	0
Total Energy		0
Total Warrants (Cost $—)		0

Money Market Funds 2.1%
	Shares	Value ($)
JPMorgan U.S. Government Money Market Fund, Agency Shares, 2.036%(j)	17,306,621	17,306,621
Total Money Market Funds (Cost $17,306,621)		17,306,621
Total Investments in Securities (Cost: $824,609,413)		808,995,839
Other Assets & Liabilities, Net		8,006,821
Net Assets		817,002,660

Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2018, the total value of these securities amounted to $173,346,148, which represents 21.22% of total net assets.
(b)	Represents a variable rate security with a step coupon where the rate adjusts according to a schedule for a series of periods, typically lower for an initial period and then increasing to a higher coupon rate thereafter. The interest rate shown was the current rate as of November 30, 2018.
(c)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At November 30, 2018, the total value of these securities amounted to $272,365, which represents 0.03% of total net assets.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2018, the total value of these securities amounted to $1,900,000, which represents 0.23% of total net assets.
(e)	Valuation based on significant unobservable inputs.
The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Notes to Portfolio of Investments  (continued)
(f)	The stated interest rate represents the weighted average interest rate at November 30, 2018 of contracts within the senior loan facility. Interest rates on contracts are primarily determined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and other short-term rates. Base lending rates may be subject to a floor or minimum rate. The interest rate for senior loans purchased on a when-issued or delayed delivery basis will be determined upon settlement, therefore no interest rate is disclosed. Senior loans often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, cannot be predicted with accuracy. As a result, remaining maturities of senior loans may be less than the stated maturities.
(g)	Variable rate security. The interest rate shown was the current rate as of November 30, 2018.
(h)	Non-income producing investment.
(i)	Negligible market value.
(j)	The rate shown is the seven-day current annualized yield at November 30, 2018.
Abbreviation Legend
ADR	American Depositary Receipt
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	8,122,400	—	—	8,122,400
Consumer Discretionary	37,315,070	—	—	37,315,070
Consumer Staples	18,111,050	—	—	18,111,050
Energy	16,465,400	—	—	16,465,400
Financials	65,764,500	—	—	65,764,500
Health Care	38,810,750	—	—	38,810,750
Industrials	16,964,330	—	—	16,964,330
Information Technology	72,289,675	—	—	72,289,675
Materials	4,338,750	—	—	4,338,750
Real Estate	12,552,200	—	—	12,552,200
Utilities	13,918,900	—	—	13,918,900
Total Common Stocks	304,653,025	—	—	304,653,025
Convertible Bonds	—	140,447,801	—	140,447,801
Convertible Preferred Stocks
Consumer Staples	—	7,484,340	—	7,484,340
Energy	8,869,150	—	—	8,869,150
Financials	20,731,175	7,790,742	—	28,521,917
Health Care	8,843,800	—	—	8,843,800
Industrials	10,119,639	—	—	10,119,639
Information Technology	6,929,100	—	—	6,929,100
Real Estate	—	9,198,837	—	9,198,837
Utilities	14,496,500	—	—	14,496,500
Total Convertible Preferred Stocks	69,989,364	24,473,919	—	94,463,283
Corporate Bonds & Notes	—	228,862,650	1,900,000	230,762,650
Limited Partnerships
Energy	4,022,200	—	—	4,022,200
Industrials	1,346,256	—	—	1,346,256
Total Limited Partnerships	5,368,456	—	—	5,368,456
Preferred Debt	9,687,875	—	—	9,687,875
Senior Loans	—	6,306,128	—	6,306,128
Warrants
Energy	—	—	0*	0*
Total Warrants	—	—	0*	0*
Money Market Funds	17,306,621	—	—	17,306,621
Total Investments in Securities	407,005,341	400,090,498	1,900,000	808,995,839

*	Rounds to zero.
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
There were no transfers of financial assets between levels during the period.
The Fund does not hold any significant investments (greater than one percent of net assets) categorized as Level 3.
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances.
Certain corporate bonds classified as Level 3 are valued using the market approach and utilize single market quotations from broker dealers which may have included, but not limited to, the distressed nature of the security and observable transactions for similar assets in the market. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
Certain warrants classified as Level 3 are valued using an income approach. To determine fair value for these securities, management considered estimates of future distributions from the company assets or potential actions related to the respective company’s restructuring. Significant increases (decreases) to any of these inputs would result in a significantly lower (higher) fair value measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $824,609,413)	$808,995,839
Receivable for:
Investments sold	5,617,268
Capital shares sold	2,755,824
Dividends	1,408,079
Interest	5,397,432
Foreign tax reclaims	7,045
Prepaid expenses	3,357
Other assets	39,520
Total assets	824,224,364
Liabilities
Payable for:
Investments purchased	5,101,158
Capital shares purchased	1,962,426
Management services fees	14,284
Distribution and/or service fees	6,648
Transfer agent fees	63,308
Compensation of board members	34,327
Compensation of chief compliance officer	74
Other expenses	39,479
Total liabilities	7,221,704
Net assets applicable to outstanding capital stock	$817,002,660
Represented by
Paid in capital	833,871,677
Total distributable earnings (loss)	(16,869,017)
Total - representing net assets applicable to outstanding capital stock	$817,002,660
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	13

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$182,560,986
Shares outstanding	14,615,127
Net asset value per share	$12.49
Maximum sales charge	5.75%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$13.25
Advisor Class
Net assets	$20,940,850
Shares outstanding	1,662,911
Net asset value per share	$12.59
Class C
Net assets	$198,449,630
Shares outstanding	15,990,420
Net asset value per share	$12.41
Institutional Class
Net assets	$383,671,051
Shares outstanding	30,714,615
Net asset value per share	$12.49
Institutional 2 Class
Net assets	$22,656,975
Shares outstanding	1,797,789
Net asset value per share	$12.60
Institutional 3 Class
Net assets	$7,432,681
Shares outstanding	597,165
Net asset value per share	$12.45
Class R
Net assets	$1,285,183
Shares outstanding	102,997
Net asset value per share	$12.48
Class T
Net assets	$5,304
Shares outstanding	424
Net asset value per share(a)	$12.50
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$12.82

(a)	Net asset value per share rounds to this amount due to fractional shares outstanding.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$9,280,793
Interest	11,134,095
Interfund lending	151
Foreign taxes withheld	(25,930)
Total income	20,389,109
Expenses:
Management services fees	2,469,606
Distribution and/or service fees
Class A	214,279
Class C	939,015
Class R	2,670
Class T	7
Transfer agent fees
Class A	71,298
Advisor Class	9,429
Class C	78,106
Institutional Class	148,174
Institutional 2 Class	6,623
Institutional 3 Class	277
Class R	445
Class T	2
Compensation of board members	10,037
Custodian fees	4,178
Printing and postage fees	25,665
Registration fees	81,448
Audit fees	19,452
Legal fees	7,507
Compensation of chief compliance officer	74
Other	10,669
Total expenses	4,098,961
Fees waived by transfer agent
Institutional 2 Class	(882)
Institutional 3 Class	(277)
Total net expenses	4,097,802
Net investment income	16,291,307
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	7,938,783
Foreign currency translations	(851)
Net realized gain	7,937,932
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(41,739,658)
Net change in unrealized appreciation (depreciation)	(41,739,658)
Net realized and unrealized loss	(33,801,726)
Net decrease in net assets resulting from operations	$(17,510,419)
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	15

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$16,291,307	$22,719,169
Net realized gain	7,937,932	24,529,879
Net change in unrealized appreciation (depreciation)	(41,739,658)	(3,475,952)
Net increase (decrease) in net assets resulting from operations	(17,510,419)	43,773,096
Distributions to shareholders
Net investment income and net realized gains
Class A	(3,344,919)
Advisor Class	(475,354)
Class C	(2,985,360)
Institutional Class	(7,251,265)
Institutional 2 Class	(482,632)
Institutional 3 Class	(129,908)
Class R	(19,806)
Class T	(109)
Net investment income
Class A		(6,112,885)
Advisor Class		(738,338)
Class C		(5,020,304)
Institutional Class		(11,055,265)
Institutional 2 Class		(333,620)
Institutional 3 Class		(137,360)
Class R		(31,329)
Class T		(239)
Total distributions to shareholders	(14,689,353)	(23,429,340)
Increase in net assets from capital stock activity	171,945,970	141,709,127
Total increase in net assets	139,746,198	162,052,883
Net assets at beginning of period	677,256,462	515,203,579
Net assets at end of period	$817,002,660	$677,256,462
Undistributed net investment income	$4,120,429	$2,518,475
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	4,255,585	54,877,618	4,522,813	58,498,670
Distributions reinvested	251,608	3,283,595	467,680	5,975,586
Redemptions	(1,912,188)	(24,610,851)	(3,751,033)	(48,387,038)
Net increase	2,595,005	33,550,362	1,239,460	16,087,218
Advisor Class
Subscriptions	798,438	10,326,614	865,704	11,277,108
Distributions reinvested	36,150	475,297	57,454	738,218
Redemptions	(799,214)	(10,211,722)	(761,962)	(9,894,030)
Net increase	35,374	590,189	161,196	2,121,296
Class C
Subscriptions	4,115,475	52,988,039	4,234,604	54,443,929
Distributions reinvested	224,214	2,912,664	380,779	4,843,776
Redemptions	(1,380,430)	(17,746,990)	(2,232,300)	(28,560,472)
Net increase	2,959,259	38,153,713	2,383,083	30,727,233
Institutional Class
Subscriptions	10,169,780	131,643,338	10,610,392	137,099,784
Distributions reinvested	549,038	7,164,093	835,913	10,679,697
Redemptions	(3,653,746)	(46,864,398)	(5,717,279)	(73,733,137)
Net increase	7,065,072	91,943,033	5,729,026	74,046,344
Institutional 2 Class
Subscriptions	522,097	6,852,111	1,170,419	15,290,597
Distributions reinvested	36,672	482,575	25,843	333,499
Redemptions	(219,507)	(2,829,994)	(156,901)	(2,057,958)
Net increase	339,262	4,504,692	1,039,361	13,566,138
Institutional 3 Class
Subscriptions	252,172	3,236,847	494,990	6,379,502
Distributions reinvested	9,984	129,851	10,702	137,243
Redemptions	(52,275)	(668,253)	(118,608)	(1,532,871)
Net increase	209,881	2,698,445	387,084	4,983,874
Class R
Subscriptions	40,313	524,536	28,193	359,141
Distributions reinvested	1,514	19,755	2,443	31,221
Redemptions	(2,964)	(38,661)	(16,644)	(213,094)
Net increase	38,863	505,630	13,992	177,268
Class T
Distributions reinvested	4	55	10	124
Redemptions	(12)	(149)	(29)	(368)
Net decrease	(8)	(94)	(19)	(244)
Total net increase	13,242,708	171,945,970	10,953,183	141,709,127
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$12.98	0.28	(0.51)	(0.23)	(0.26)	—	(0.26)
Year Ended 5/31/2018	$12.49	0.52	0.52	1.04	(0.55)	—	(0.55)
Year Ended 5/31/2017	$11.06	0.51	1.48	1.99	(0.56)	—	(0.56)
Year Ended 5/31/2016	$12.49	0.49	(1.20)	(0.71)	(0.57)	(0.15)	(0.72)
Year Ended 5/31/2015	$12.59	0.39	0.02	0.41	(0.43)	(0.08)	(0.51)
Year Ended 5/31/2014	$11.98	0.43	0.96	1.39	(0.44)	(0.34)	(0.78)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$13.08	0.29	(0.50)	(0.21)	(0.28)	—	(0.28)
Year Ended 5/31/2018	$12.59	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.14	0.55	1.49	2.04	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.58	0.52	(1.21)	(0.69)	(0.60)	(0.15)	(0.75)
Year Ended 5/31/2015	$12.68	0.43	0.01	0.44	(0.46)	(0.08)	(0.54)
Year Ended 5/31/2014	$12.05	0.47	0.97	1.44	(0.47)	(0.34)	(0.81)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$12.90	0.23	(0.51)	(0.28)	(0.21)	—	(0.21)
Year Ended 5/31/2018	$12.42	0.42	0.52	0.94	(0.46)	—	(0.46)
Year Ended 5/31/2017	$11.00	0.42	1.48	1.90	(0.48)	—	(0.48)
Year Ended 5/31/2016	$12.42	0.41	(1.19)	(0.78)	(0.49)	(0.15)	(0.64)
Year Ended 5/31/2015	$12.52	0.30	0.01	0.31	(0.33)	(0.08)	(0.41)
Year Ended 5/31/2014	$11.91	0.33	0.97	1.30	(0.35)	(0.34)	(0.69)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$12.98	0.29	(0.50)	(0.21)	(0.28)	—	(0.28)
Year Ended 5/31/2018	$12.49	0.56	0.51	1.07	(0.58)	—	(0.58)
Year Ended 5/31/2017	$11.06	0.54	1.48	2.02	(0.59)	—	(0.59)
Year Ended 5/31/2016	$12.49	0.52	(1.20)	(0.68)	(0.60)	(0.15)	(0.75)
Year Ended 5/31/2015	$12.60	0.43	0.00 (e)	0.43	(0.46)	(0.08)	(0.54)
Year Ended 5/31/2014	$11.98	0.46	0.97	1.43	(0.47)	(0.34)	(0.81)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$13.09	0.30	(0.51)	(0.21)	(0.28)	—	(0.28)
Year Ended 5/31/2018	$12.60	0.57	0.51	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017	$11.15	0.55	1.50	2.05	(0.60)	—	(0.60)
Year Ended 5/31/2016	$12.58	0.54	(1.21)	(0.67)	(0.61)	(0.15)	(0.76)
Year Ended 5/31/2015	$12.68	0.42	0.03	0.45	(0.47)	(0.08)	(0.55)
Year Ended 5/31/2014	$12.05	0.47	0.97	1.44	(0.47)	(0.34)	(0.81)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$12.93	0.30	(0.50)	(0.20)	(0.28)	—	(0.28)
Year Ended 5/31/2018	$12.44	0.58	0.50	1.08	(0.59)	—	(0.59)
Year Ended 5/31/2017(f)	$12.48	(5.60)	5.70	0.10	(0.14)	—	(0.14)
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$12.49	(1.85%)	1.02% (c)	1.02% (c)	4.29% (c)	15%	$182,561
Year Ended 5/31/2018	$12.98	8.48%	1.04%	1.04% (d)	4.06%	50%	$156,011
Year Ended 5/31/2017	$12.49	18.45%	1.06%	1.06%	4.31%	71%	$134,698
Year Ended 5/31/2016	$11.06	(5.42%)	1.09%	1.09%	4.37%	63%	$238,361
Year Ended 5/31/2015	$12.49	3.37%	1.08%	1.07%	3.20%	60%	$372,408
Year Ended 5/31/2014	$12.59	12.17%	1.17%	1.02%	3.52%	48%	$168,897
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$12.59	(1.71%)	0.77% (c)	0.77% (c)	4.51% (c)	15%	$20,941
Year Ended 5/31/2018	$13.08	8.68%	0.79%	0.79% (d)	4.30%	50%	$21,291
Year Ended 5/31/2017	$12.59	18.79%	0.81%	0.81%	4.55%	71%	$18,460
Year Ended 5/31/2016	$11.14	(5.22%)	0.84%	0.84%	4.62%	63%	$14,839
Year Ended 5/31/2015	$12.58	3.61%	0.83%	0.82%	3.45%	60%	$23,755
Year Ended 5/31/2014	$12.68	12.55%	0.92%	0.77%	3.83%	48%	$9,087
Class C
Six Months Ended 11/30/2018 (Unaudited)	$12.41	(2.23%)	1.77% (c)	1.77% (c)	3.54% (c)	15%	$198,450
Year Ended 5/31/2018	$12.90	7.64%	1.79%	1.79% (d)	3.32%	50%	$168,061
Year Ended 5/31/2017	$12.42	17.58%	1.81%	1.81%	3.56%	71%	$132,227
Year Ended 5/31/2016	$11.00	(6.10%)	1.84%	1.84%	3.64%	63%	$118,203
Year Ended 5/31/2015	$12.42	2.61%	1.83%	1.82%	2.47%	60%	$162,563
Year Ended 5/31/2014	$12.52	11.38%	1.92%	1.78%	2.79%	48%	$49,739
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$12.49	(1.73%)	0.77% (c)	0.77% (c)	4.54% (c)	15%	$383,671
Year Ended 5/31/2018	$12.98	8.75%	0.79%	0.79% (d)	4.32%	50%	$306,954
Year Ended 5/31/2017	$12.49	18.74%	0.82%	0.82%	4.56%	71%	$223,904
Year Ended 5/31/2016	$11.06	(5.18%)	0.83%	0.83%	4.56%	63%	$73,885
Year Ended 5/31/2015	$12.49	3.55%	0.83%	0.82%	3.49%	60%	$144,617
Year Ended 5/31/2014	$12.60	12.54%	0.92%	0.75%	3.82%	48%	$27,600
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$12.60	(1.70%)	0.74% (c)	0.73% (c)	4.57% (c)	15%	$22,657
Year Ended 5/31/2018	$13.09	8.71%	0.77%	0.76%	4.37%	50%	$19,095
Year Ended 5/31/2017	$12.60	18.85%	0.77%	0.77%	4.58%	71%	$5,280
Year Ended 5/31/2016	$11.15	(5.06%)	0.75%	0.75%	4.76%	63%	$4,946
Year Ended 5/31/2015	$12.58	3.66%	0.74%	0.72%	3.41%	60%	$4,663
Year Ended 5/31/2014	$12.68	12.55%	0.82%	0.76%	3.84%	48%	$5,695
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$12.45	(1.62%)	0.69% (c)	0.68% (c)	4.64% (c)	15%	$7,433
Year Ended 5/31/2018	$12.93	8.82%	0.72%	0.71%	4.50%	50%	$5,009
Year Ended 5/31/2017(f)	$12.44	0.84%	0.74% (c)	0.74% (c)	(184.79%) (c)	71%	$2
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	19

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class R
Six Months Ended 11/30/2018 (Unaudited)	$12.97	0.26	(0.51)	(0.25)	(0.24)	—	(0.24)
Year Ended 5/31/2018	$12.48	0.49	0.52	1.01	(0.52)	—	(0.52)
Year Ended 5/31/2017	$11.05	0.47	1.49	1.96	(0.53)	—	(0.53)
Year Ended 5/31/2016	$12.48	0.45	(1.18)	(0.73)	(0.55)	(0.15)	(0.70)
Year Ended 5/31/2015	$12.58	0.36	0.02	0.38	(0.40)	(0.08)	(0.48)
Year Ended 5/31/2014	$11.97	0.41	0.95	1.36	(0.41)	(0.34)	(0.75)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$12.99	0.28	(0.51)	(0.23)	(0.26)	—	(0.26)
Year Ended 5/31/2018	$12.50	0.52	0.52	1.04	(0.55)	—	(0.55)
Year Ended 5/31/2017	$11.07	0.51	1.48	1.99	(0.56)	—	(0.56)
Year Ended 5/31/2016	$12.50	0.49	(1.19)	(0.70)	(0.58)	(0.15)	(0.73)
Year Ended 5/31/2015	$12.60	0.38	0.02	0.40	(0.42)	(0.08)	(0.50)
Year Ended 5/31/2014	$11.98	0.43	0.97	1.40	(0.44)	(0.34)	(0.78)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	The benefits derived from expense reductions had an impact of less than 0.01%.
(e)	Rounds to zero.
(f)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income (loss) ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class R
Six Months Ended 11/30/2018 (Unaudited)	$12.48	(1.97%)	1.27% (c)	1.27% (c)	4.08% (c)	15%	$1,285
Year Ended 5/31/2018	$12.97	8.22%	1.29%	1.29% (d)	3.81%	50%	$832
Year Ended 5/31/2017	$12.48	18.18%	1.31%	1.31%	3.95%	71%	$626
Year Ended 5/31/2016	$11.05	(5.67%)	1.33%	1.33%	3.98%	63%	$299
Year Ended 5/31/2015	$12.48	3.11%	1.34%	1.33%	2.94%	60%	$1,368
Year Ended 5/31/2014	$12.58	11.87%	1.41%	1.29%	3.38%	48%	$531
Class T
Six Months Ended 11/30/2018 (Unaudited)	$12.50	(1.85%)	1.03% (c)	1.03% (c)	4.26% (c)	15%	$5
Year Ended 5/31/2018	$12.99	8.49%	1.04%	1.04% (d)	4.05%	50%	$6
Year Ended 5/31/2017	$12.50	18.44%	1.05%	1.05%	4.32%	71%	$6
Year Ended 5/31/2016	$11.07	(5.41%)	1.07%	1.07%	4.35%	63%	$6
Year Ended 5/31/2015	$12.50	3.33%	1.07%	1.07%	3.08%	60%	$10
Year Ended 5/31/2014	$12.60	12.22%	1.17%	1.08%	3.52%	48%	$16
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	21

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Flexible Capital Income Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class R shares are not subject to sales charges and are generally available only to certain retirement plans and other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
22	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Debt securities generally are valued by pricing services approved by the Board of Trustees based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques that take into account, as applicable, factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as approved independent broker-dealer quotes. Debt securities for which quotations are not readily available or not believed to be reflective of market value may also be valued based upon a bid quote from an approved independent broker-dealer. Debt securities maturing in 60 days or less are valued primarily at amortized cost value, unless this method results in a valuation that management believes does not approximate market value.
Senior loan securities for which reliable market quotations are readily available are generally valued by pricing services at the average of the bids received.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Investments in senior loans
The Fund may invest in senior loan assignments. When the Fund purchases an assignment of a senior loan, the Fund typically has direct rights against the borrower; provided, however, that the Fund’s rights may be more limited than the lender from which it acquired the assignment and the Fund may be able to enforce its rights only through an administrative agent. Although certain senior loan assignments are secured by collateral, the Fund could experience delays or limitations in realizing such collateral or have its interest subordinated to other indebtedness of the obligor. In the event that the administrator or collateral agent of a loan becomes insolvent or enters into receivership or bankruptcy, the Fund may incur costs and delays in realizing payment or may suffer a loss of principal and/or interest. The risk of loss is greater for unsecured or subordinated loans. In addition, senior loan assignments are vulnerable to market, economic or other conditions or events that may reduce the demand for senior loan assignments and certain senior loan assignments which were liquid when purchased, may become illiquid.
The Fund may enter into senior loan assignments where all or a portion of the loan may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are generally traded and priced in the same manner as other senior loan securities and are disclosed as unfunded senior loan commitments in the Fund’s Portfolio of Investments with a corresponding payable for investments purchased. The Fund designates cash or liquid securities to cover these commitments.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
The trade date for senior loans purchased in the primary market is the date on which the loan is allocated. The trade date for senior loans purchased in the secondary market is the date on which the transaction is entered into.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
24	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The Fund may receive other income from senior loans, including amendment fees, consent fees and commitment fees. These fees are recorded as income when received by the Fund. These amounts are included in Interest Income in the Statement of Operations.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.65% to 0.54% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.64% of the Fund’s average daily net assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each
26	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
share class. In addition, effective through September 30, 2019, Institutional 2 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.05% and Institutional 3 Class shares are subject to a contractual transfer agency fee annual limitation of not more than 0.00% of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.08
Advisor Class	0.08
Class C	0.08
Institutional Class	0.08
Institutional 2 Class	0.05
Institutional 3 Class	0.00
Class R	0.08
Class T	0.07
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, no minimum account balance fees were charged by the Fund.
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00%, 0.50% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C, Class R and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class R shares, of the 0.50% fee, up to 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% fee, up to 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $1,139,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	728,641
Class C	8,900
Columbia Flexible Capital Income Fund | Semiannual Report 2018	27

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.25%	1.25%
Advisor Class	1.00	1.00
Class C	2.00	2.00
Institutional Class	1.00	1.00
Institutional 2 Class	0.97	0.96
Institutional 3 Class	0.92	0.91
Class R	1.50	1.50
Class T	1.25	1.25
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Reflected in the contractual cap commitments, effective through September 30, 2019, is the Transfer Agent’s contractual agreement to limit total transfer agency fees to an annual rate of not more than 0.05% for Institutional 2 Class and 0.00% for Institutional 3 Class of the average daily net assets attributable to each share class, unless sooner terminated at the sole discretion of the Board of Trustees. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
824,609,000	35,079,000	(50,692,000)	(15,613,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
The following capital loss carryforwards, determined at May 31, 2018, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code. Capital loss carryforwards with no expiration are required to be utilized prior to any capital losses which carry an expiration date. As a result of this ordering rule, capital loss carryforwards which carry an expiration date may be more likely to expire unused.
28	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
2019 ($)	No expiration short-term ($)	No expiration long-term ($)	Total ($)
—	—	12,655,894	12,655,894
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $284,566,441 and $108,538,566, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund’s activity in the Interfund Program during the six months ended November 30, 2018 was as follows:
Borrower or lender	Average loan balance ($)	Weighted average interest rate (%)	Days outstanding
Lender	2,200,000	2.47	1
Interest income earned by the Fund is recorded as Interfund lending in the Statement of Operations. The Fund had no outstanding interfund loans at November 30, 2018.
Note 7. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	29

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 8. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Shareholder concentration risk
At November 30, 2018, affiliated shareholders of record owned 41.4% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 9. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 10. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to
30	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	31

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Flexible Capital Income Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
32	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Columbia Flexible Capital Income Fund | Semiannual Report 2018	33

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
34	Columbia Flexible Capital Income Fund | Semiannual Report 2018

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
Columbia Flexible Capital Income Fund | Semiannual Report 2018	35

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Columbia Flexible Capital Income Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR148_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Multi-Manager Value Strategies Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Multi-Manager Value Strategies Fund   |  Semiannual Report 2018

Multi-Manager Value Strategies Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Multi-Manager Value Strategies Fund (the Fund) seeks to provide shareholders with growth of capital and income.
Portfolio management
Columbia Management Investment Advisers, LLC
Scott Davis
Michael Barclay, CFA
Peter Santoro, CFA
Diamond Hill Capital Management, Inc.
Charles Bath, CFA
Austin Hawley, CFA
Christopher Welch, CFA
Dimensional Fund Advisors LP
Joseph Chi, CFA
Jed Fogdall
Lukas Smart, CFA
Morningstar style boxTM
The Morningstar Style Box is based on a fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.
© 2019 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.
Average annual total returns (%) (for the period ended November 30, 2018)
	Inception	6 Months cumulative	1 Year	5 Years	Life
Class A	04/20/12	3.04	2.51	8.89	11.23
Institutional Class*	01/03/17	3.12	2.79	8.95	11.28
Russell 1000 Value Index		3.48	2.96	8.65	12.03
All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, if shown, which are since Fund inception) include the returns of the Fund’s oldest share class. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The Fund’s performance prior to October 1, 2016 reflects returns achieved pursuant to a different investment objective, principal investment strategies and/or management teams. If the Fund’s current investment objective, strategies and/or management teams had been in place for the prior periods, results shown may have been different.
The Russell 1000 Value Index, an unmanaged index, measures the performance of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Top 10 holdings (%) (at November 30, 2018)
Pfizer, Inc.	3.3
JPMorgan Chase & Co.	2.8
Comcast Corp., Class A	2.3
Microsoft Corp.	2.1
Citigroup, Inc.	2.1
Abbott Laboratories	2.0
Exxon Mobil Corp.	2.0
Intel Corp.	2.0
Berkshire Hathaway, Inc., Class B	2.0
Medtronic PLC	1.7
Percentages indicated are based upon total investments (excluding Money Market Funds and derivatives, if any).
For further detail about these holdings, please refer to the section entitled “Portfolio of Investments.”
Fund holdings are as of the date given, are subject to change at any time, and are not recommendations to buy or sell any security.
Portfolio breakdown (%) (at November 30, 2018)
Common Stocks	97.8
Money Market Funds	2.2
Total	100.0
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Equity sector breakdown (%) (at November 30, 2018)
Communication Services	8.3
Consumer Discretionary	7.6
Consumer Staples	7.7
Energy	8.7
Financials	23.3
Health Care	16.0
Industrials	10.7
Information Technology	11.5
Materials	3.6
Real Estate	0.7
Utilities	1.9
Total	100.0
Percentages indicated are based upon total equity investments. The Fund’s portfolio composition is subject to change.

Multi-Manager Value Strategies Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,030.40	1,020.00	5.14	5.11	1.01
Institutional Class	1,000.00	1,000.00	1,031.20	1,021.26	3.87	3.85	0.76
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. or its affiliates. Participants in wrap fee programs pay other fees that are not included in the above table. Please refer to the wrap program documents for information about the fees charged.
4	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Common Stocks 98.2%
Issuer	Shares	Value ($)
Communication Services 8.1%
Diversified Telecommunication Services 1.8%
AT&T, Inc.	1,502,079	46,924,948
CenturyLink, Inc.	217,762	4,093,925
Total		51,018,873
Entertainment 0.9%
Liberty Braves Group, Class A(a)	848	21,208
Liberty Braves Group, Class C(a)	1,664	41,600
Liberty Media Group LLC, Class C(a)	1,007	30,029
Madison Square Garden Co. (The), Class A(a)	1,307	352,916
Viacom, Inc., Class B	63,718	1,966,338
Walt Disney Co. (The)	197,428	22,800,960
Total		25,213,051
Interactive Media & Services 1.7%
Alphabet, Inc., Class A(a)	29,831	33,101,969
Facebook, Inc., Class A(a)	122,192	17,181,417
Total		50,283,386
Media 3.6%
Altice U.S.A., Inc., Class A	23,464	415,078
Charter Communications, Inc., Class A(a)	79,694	26,235,265
Comcast Corp., Class A	1,672,701	65,252,066
Discovery, Inc., Class A(a)	39,002	1,198,141
Discovery, Inc., Class C(a)	44,835	1,252,242
DISH Network Corp., Class A(a)	6,941	227,387
Liberty Broadband Corp., Class A(a)	2,117	180,220
Liberty Broadband Corp., Class C(a)	12,203	1,035,425
Liberty SiriusXM Group, Class A(a)	5,812	231,259
Liberty SiriusXM Group, Class C(a)	11,414	457,930
News Corp., Class A	33,474	434,493
News Corp., Class B	22,496	301,446
TEGNA, Inc.	495,928	6,590,883
Total		103,811,835
Common Stocks (continued)
Issuer	Shares	Value ($)
Wireless Telecommunication Services 0.1%
Sprint Corp.(a)	98,038	615,679
T-Mobile U.S.A., Inc.(a)	39,536	2,706,239
Total		3,321,918
Total Communication Services		233,649,063
Consumer Discretionary 7.5%
Auto Components 1.3%
Autoliv, Inc.	13,035	1,119,837
BorgWarner, Inc.	502,419	19,885,744
Gentex Corp.	51,256	1,154,285
Goodyear Tire & Rubber Co. (The)	604,676	14,004,296
Lear Corp.	12,768	1,739,640
Veoneer, Inc.(a)	12,571	405,415
Total		38,309,217
Automobiles 0.9%
Ford Motor Co.	532,826	5,013,893
General Motors Co.	532,843	20,221,392
Harley-Davidson, Inc.	7,214	305,080
Total		25,540,365
Distributors 0.1%
LKQ Corp.(a)	71,795	1,998,773
Hotels, Restaurants & Leisure 0.8%
Aramark	14,314	544,791
Carnival Corp.	45,175	2,723,601
Hyatt Hotels Corp., Class A	5,864	418,162
McDonald’s Corp.	49,422	9,316,541
MGM Resorts International	82,729	2,230,374
Norwegian Cruise Line Holdings Ltd.(a)	51,305	2,632,972
Royal Caribbean Cruises Ltd.	39,212	4,433,701
Total		22,300,142
Household Durables 1.1%
D.R. Horton, Inc.	102,152	3,802,097
Garmin Ltd.	19,160	1,277,206
Lennar Corp., Class A	39,137	1,672,324
Lennar Corp., Class B	1,977	68,325
Mohawk Industries, Inc.(a)	23,737	3,039,760
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Newell Brands, Inc.	20,427	477,992
NVR, Inc.(a)	6,784	16,620,800
PulteGroup, Inc.	79,352	2,104,415
Toll Brothers, Inc.	13,054	430,390
Whirlpool Corp.	15,784	1,990,836
Total		31,484,145
Internet & Direct Marketing Retail 0.1%
Qurate Retail, Inc.(a)	106,793	2,372,940
Multiline Retail 0.4%
Dollar Tree, Inc.(a)	22,664	1,966,555
Kohl’s Corp.	56,283	3,780,529
Macy’s, Inc.	104,428	3,573,526
Target Corp.	43,485	3,085,696
Total		12,406,306
Specialty Retail 1.8%
Advance Auto Parts, Inc.	9,967	1,771,235
AutoNation, Inc.(a)	2,695	100,065
CarMax, Inc.(a)	4,037	266,725
Foot Locker, Inc.	38,294	2,159,782
Gap, Inc. (The)	17,928	489,255
Home Depot, Inc. (The)	88,177	15,900,077
TJX Companies, Inc. (The)	671,654	32,810,298
Total		53,497,437
Textiles, Apparel & Luxury Goods 1.0%
Hanesbrands, Inc.	572,601	9,110,082
PVH Corp.	15,238	1,683,951
Ralph Lauren Corp.	12,572	1,400,521
Skechers U.S.A., Inc., Class A(a)	2,733	73,791
VF Corp.	200,686	16,313,765
Total		28,582,110
Total Consumer Discretionary		216,491,435
Consumer Staples 7.5%
Beverages 1.4%
Constellation Brands, Inc., Class A	3,925	768,358
Molson Coors Brewing Co., Class B	30,542	2,008,748
PepsiCo, Inc.	311,596	37,996,016
Total		40,773,122
Common Stocks (continued)
Issuer	Shares	Value ($)
Food & Staples Retailing 1.3%
Kroger Co. (The)	50,564	1,499,728
U.S. Foods Holding Corp.(a)	62,465	2,072,589
Walgreens Boots Alliance, Inc.	112,124	9,493,539
Walmart, Inc.	247,731	24,190,932
Total		37,256,788
Food Products 1.1%
Archer-Daniels-Midland Co.	40,704	1,873,198
Bunge Ltd.	20,487	1,169,193
ConAgra Foods, Inc.	9,113	294,715
Hershey Co. (The)	38,152	4,131,862
Ingredion, Inc.	9,157	956,540
JM Smucker Co. (The)	29,913	3,126,208
Kellogg Co.	159,334	10,141,609
Kraft Heinz Co. (The)	31,395	1,604,912
Mondelez International, Inc., Class A	145,163	6,529,432
Post Holdings, Inc.(a)	14,533	1,406,068
Tyson Foods, Inc., Class A	33,992	2,003,828
Total		33,237,565
Household Products 1.9%
Kimberly-Clark Corp.	187,336	21,612,954
Procter & Gamble Co. (The)	352,850	33,347,854
Total		54,960,808
Tobacco 1.8%
Altria Group, Inc.	172,633	9,465,467
Philip Morris International, Inc.	482,717	41,769,502
Total		51,234,969
Total Consumer Staples		217,463,252
Energy 8.6%
Energy Equipment & Services 0.3%
Apergy Corp.(a)	8,551	293,128
Baker Hughes, Inc.	29,053	662,990
Helmerich & Payne, Inc.	13,946	845,128
National Oilwell Varco, Inc.	45,423	1,458,533
Schlumberger Ltd.	61,454	2,771,575
TechnipFMC PLC	48,738	1,125,360
Transocean Ltd.(a)	36,508	338,794
Total		7,495,508

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Oil, Gas & Consumable Fuels 8.3%
Anadarko Petroleum Corp.	32,385	1,713,166
Antero Resources Corp.(a)	45,659	599,503
Apache Corp.	77,582	2,725,456
Centennial Resource Development, Inc., Class A(a)	900	13,968
Chevron Corp.	359,020	42,701,839
Cimarex Energy Co.	246,315	20,192,904
Concho Resources, Inc.(a)	28,646	3,733,720
ConocoPhillips	347,116	22,972,137
Devon Energy Corp.	761,561	20,584,994
Diamondback Energy, Inc.	16,939	1,869,727
Exxon Mobil Corp.	705,683	56,101,798
Hess Corp.	31,483	1,696,619
HollyFrontier Corp.	48,869	3,052,846
Kinder Morgan, Inc.	224,444	3,831,259
Marathon Oil Corp.	194,588	3,247,674
Marathon Petroleum Corp.	152,356	9,927,517
Murphy Oil Corp.	23,574	752,011
Noble Energy, Inc.	321,662	7,636,256
Occidental Petroleum Corp.	105,617	7,421,706
Parsley Energy, Inc., Class A(a)	10,404	209,432
PBF Energy, Inc., Class A	14,198	549,179
Peabody Energy Corp.	3,755	116,931
Phillips 66	36,699	3,432,090
Pioneer Natural Resources Co.	10,924	1,614,021
Suncor Energy, Inc.	206,298	6,661,362
Targa Resources Corp.	28,379	1,266,555
Valero Energy Corp.	173,954	13,898,924
Williams Companies, Inc. (The)	62,503	1,582,576
WPX Energy, Inc.(a)	13,488	188,158
Total		240,294,328
Total Energy		247,789,836
Financials 22.8%
Banks 10.6%
Bank of America Corp.	1,157,976	32,886,518
BB&T Corp.	280,044	14,310,248
CIT Group, Inc.	15,661	727,140
Citigroup, Inc.	893,996	57,922,001
Citizens Financial Group, Inc.	33,443	1,215,988
Common Stocks (continued)
Issuer	Shares	Value ($)
Fifth Third Bancorp	149,775	4,183,216
First Horizon National Corp.	32,859	541,845
First Republic Bank	126,308	12,523,438
Huntington Bancshares, Inc.	194,853	2,842,905
JPMorgan Chase & Co.	720,981	80,165,877
KeyCorp	118,987	2,182,222
M&T Bank Corp.	5,084	859,247
PacWest Bancorp	12,584	506,380
People’s United Financial, Inc.	22,913	386,313
PNC Financial Services Group, Inc. (The)	245,297	33,306,427
Prosperity Bancshares, Inc.	809	56,137
Regions Financial Corp.	187,155	3,078,700
SunTrust Banks, Inc.	43,293	2,714,038
U.S. Bancorp	197,358	10,748,117
Wells Fargo & Co.	790,319	42,898,515
Zions Bancorp	38,037	1,850,880
Total		305,906,152
Capital Markets 2.6%
Bank of New York Mellon Corp. (The)	301,376	15,463,603
BlackRock, Inc.	18,199	7,789,354
CME Group, Inc.	52,766	10,029,761
Franklin Resources, Inc.	41	1,390
Goldman Sachs Group, Inc. (The)	51,541	9,828,353
Invesco Ltd.	62,458	1,271,020
Janus Henderson Group PLC	19,821	463,811
Morgan Stanley	540,051	23,972,864
State Street Corp.	9,803	715,815
T. Rowe Price Group, Inc.	52,159	5,182,518
Total		74,718,489
Consumer Finance 1.5%
Ally Financial, Inc.	109,579	2,923,568
Capital One Financial Corp.	72,300	6,483,864
Discover Financial Services	479,651	34,199,116
Santander Consumer U.S.A. Holdings, Inc.	39,693	772,029
Synchrony Financial	18,151	471,563
Total		44,850,140

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Diversified Financial Services 2.0%
Berkshire Hathaway, Inc., Class B(a)	254,407	55,521,784
Jefferies Financial Group, Inc.	26,738	584,225
Voya Financial, Inc.	10,144	455,973
Total		56,561,982
Insurance 6.1%
Aflac, Inc.	80,744	3,693,231
Alleghany Corp.	1,411	890,383
Allstate Corp. (The)	36,638	3,267,743
American Financial Group, Inc.	11,627	1,190,140
American International Group, Inc.	328,224	14,195,688
Arch Capital Group Ltd.(a)	42,603	1,219,298
Assurant, Inc.	7,430	722,493
Athene Holding Ltd., Class A(a)	10,089	438,771
Axis Capital Holdings Ltd.	4,548	251,732
Brighthouse Financial, Inc.(a)	121,998	4,911,639
Chubb Ltd.	128,558	17,193,347
CNA Financial Corp.	3,492	163,845
Everest Re Group Ltd.	5,234	1,162,367
First American Financial Corp.	1,483	71,673
Hartford Financial Services Group, Inc. (The)	398,645	17,616,122
Lincoln National Corp.	27,230	1,714,673
Loews Corp.	407,967	19,606,894
Marsh & McLennan Companies, Inc.	391,153	34,695,271
MetLife, Inc.	739,428	33,000,672
Old Republic International Corp.	30,132	679,477
Principal Financial Group, Inc.	149,931	7,394,597
Prudential Financial, Inc.	28,888	2,708,539
Reinsurance Group of America, Inc.	8,767	1,309,614
RenaissanceRe Holdings Ltd.	4,218	559,349
Torchmark Corp.	1,373	118,641
Travelers Companies, Inc. (The)	39,287	5,121,846
Unum Group	32,932	1,182,588
WR Berkley Corp.	13,774	1,085,116
Total		176,165,749
Thrifts & Mortgage Finance —%
New York Community Bancorp, Inc.	35,013	372,188
Total Financials		658,574,700
Common Stocks (continued)
Issuer	Shares	Value ($)
Health Care 15.7%
Biotechnology 0.5%
Gilead Sciences, Inc.	203,492	14,639,214
United Therapeutics Corp.(a)	5,457	644,472
Total		15,283,686
Health Care Equipment & Supplies 4.1%
Abbott Laboratories	759,330	56,228,386
Baxter International, Inc.	63,634	4,362,111
Danaher Corp.	63,364	6,940,893
Dentsply Sirona, Inc.	13,803	521,477
Medtronic PLC	489,318	47,723,185
STERIS PLC	8,980	1,069,338
Zimmer Biomet Holdings, Inc.	11,999	1,404,123
Total		118,249,513
Health Care Providers & Services 3.6%
Anthem, Inc.	43,806	12,706,806
Cardinal Health, Inc.	35,202	1,930,126
Centene Corp.(a)	34,383	4,890,982
CIGNA Corp.	27,454	6,132,675
CVS Health Corp.	557,597	44,719,279
DaVita, Inc.(a)	39,208	2,590,080
Express Scripts Holding Co.(a)	90,254	9,158,073
Humana, Inc.	18,292	6,026,665
Laboratory Corp. of America Holdings(a)	26,634	3,878,976
McKesson Corp.	19,940	2,482,530
Mednax, Inc.(a)	4,454	179,051
Quest Diagnostics, Inc.	31,765	2,813,426
UnitedHealth Group, Inc.	18,411	5,180,119
Universal Health Services, Inc., Class B	20,507	2,829,761
Total		105,518,549
Life Sciences Tools & Services 1.2%
Bio-Rad Laboratories, Inc., Class A(a)	1,423	390,557
IQVIA Holdings, Inc.(a)	17,206	2,151,954
PerkinElmer, Inc.	3,531	307,409
Syneos Health, Inc.(a)	202	10,448
Thermo Fisher Scientific, Inc.	123,746	30,880,814
Total		33,741,182

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Pharmaceuticals 6.3%
Allergan PLC	17,109	2,679,269
Bristol-Myers Squibb Co.	127,174	6,798,722
Eli Lilly & Co.	76,915	9,125,195
Jazz Pharmaceuticals PLC(a)	1,634	247,061
Johnson & Johnson	267,339	39,272,099
Merck & Co., Inc.	318,617	25,279,073
Mylan NV(a)	110,588	3,744,510
Perrigo Co. PLC	23,370	1,455,484
Pfizer, Inc.	2,002,496	92,575,390
Total		181,176,803
Total Health Care		453,969,733
Industrials 10.5%
Aerospace & Defense 2.8%
Arconic, Inc.	65,267	1,401,935
Boeing Co. (The)	25,391	8,804,583
Curtiss-Wright Corp.	851	93,950
General Dynamics Corp.	73,276	13,548,000
L3 Technologies, Inc.	13,602	2,493,111
Lockheed Martin Corp.	59,287	17,811,593
Textron, Inc.	61,754	3,466,870
United Technologies Corp.	275,487	33,565,336
Total		81,185,378
Air Freight & Logistics 0.3%
FedEx Corp.	34,108	7,810,732
XPO Logistics, Inc.(a)	22,812	1,730,518
Total		9,541,250
Airlines 1.2%
Alaska Air Group, Inc.	16,196	1,186,519
Delta Air Lines, Inc.	109,796	6,665,715
JetBlue Airways Corp.(a)	77,787	1,518,403
Southwest Airlines Co.	40,023	2,185,656
United Continental Holdings, Inc.(a)	236,303	22,850,500
Total		34,406,793
Common Stocks (continued)
Issuer	Shares	Value ($)
Building Products 0.2%
Fortune Brands Home & Security, Inc.	2,006	87,863
Johnson Controls International PLC	111,919	3,892,543
Owens Corning	29,428	1,534,670
USG Corp.	4,719	203,106
Total		5,718,182
Commercial Services & Supplies 0.5%
Republic Services, Inc.	60,889	4,709,155
Stericycle, Inc.(a)	1,347	64,751
Waste Management, Inc.	99,931	9,368,531
Total		14,142,437
Construction & Engineering 0.1%
AECOM (a)	18,481	594,349
Arcosa, Inc.(a)	8,336	227,906
Fluor Corp.	33,614	1,375,821
Jacobs Engineering Group, Inc.	14,976	983,474
Quanta Services, Inc.(a)	16,374	574,728
Total		3,756,278
Electrical Equipment 0.2%
Acuity Brands, Inc.	798	103,756
Eaton Corp. PLC	61,072	4,698,880
nVent Electric PLC	39,663	992,368
Sensata Technologies Holding(a)	7,571	350,234
Total		6,145,238
Industrial Conglomerates 1.6%
3M Co.	51,372	10,681,266
Carlisle Companies, Inc.	12,141	1,281,118
General Electric Co.	272,627	2,044,703
Honeywell International, Inc.	205,563	30,166,370
Total		44,173,457
Machinery 2.2%
AGCO Corp.	15,600	931,008
Cummins, Inc.	41,762	6,308,568
Dover Corp.	24,145	2,049,669
Flowserve Corp.	2,800	135,828
Ingersoll-Rand PLC	94,045	9,735,538
Oshkosh Corp.	14,452	1,030,861
PACCAR, Inc.	28,471	1,771,466

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Parker-Hannifin Corp.	149,874	25,784,323
Pentair PLC	34,765	1,484,466
Snap-On, Inc.	11,198	1,861,556
Stanley Black & Decker, Inc.	75,402	9,866,352
Trinity Industries, Inc.	25,009	595,964
Wabtec Corp.	5,844	552,842
Total		62,108,441
Professional Services 0.3%
ManpowerGroup, Inc.	14,288	1,159,900
Nielsen Holdings PLC	27,522	747,773
Verisk Analytics, Inc.(a)	60,533	7,464,929
Total		9,372,602
Road & Rail 1.1%
AMERCO	2,392	828,708
Genesee & Wyoming, Inc., Class A(a)	6,113	509,091
Kansas City Southern	22,859	2,355,620
Knight-Swift Transportation Holdings, Inc.	16,970	588,180
Norfolk Southern Corp.	40,728	6,953,899
Union Pacific Corp.	130,525	20,072,134
Total		31,307,632
Total Industrials		301,857,688
Information Technology 11.3%
Communications Equipment 1.3%
Arris International PLC(a)	28,440	878,796
Cisco Systems, Inc.	719,013	34,419,152
Juniper Networks, Inc.	73,506	2,110,357
Total		37,408,305
Electronic Equipment, Instruments & Components 0.4%
Arrow Electronics, Inc.(a)	22,915	1,763,768
Avnet, Inc.	15,432	676,230
Corning, Inc.	125,532	4,044,641
Dolby Laboratories, Inc., Class A	1,310	92,224
Flex Ltd.(a)	129,508	1,133,195
Jabil, Inc.	14,325	357,695
SYNNEX Corp.	1,746	140,972
TE Connectivity Ltd.	31,691	2,437,989
Total		10,646,714
Common Stocks (continued)
Issuer	Shares	Value ($)
IT Services 1.7%
Accenture PLC, Class A	34,078	5,606,513
Amdocs Ltd.	27,401	1,778,599
Automatic Data Processing, Inc.	69,792	10,288,737
DXC Technology Co.	47,855	3,016,779
Fidelity National Information Services, Inc.	40,469	4,368,628
International Business Machines Corp.	68,974	8,571,399
Leidos Holdings, Inc.	23,948	1,508,724
Worldpay, Inc., Class A(a)	175,731	15,079,477
Total		50,218,856
Semiconductors & Semiconductor Equipment 4.1%
Analog Devices, Inc.	11,960	1,099,363
Broadcom, Inc.	41,880	9,942,731
Cypress Semiconductor Corp.	53,945	749,836
Intel Corp.	1,131,278	55,783,318
KLA-Tencor Corp.	46,734	4,606,103
Lam Research Corp.	34,008	5,337,896
Marvell Technology Group Ltd.	49,025	789,793
Micron Technology, Inc.(a)	176,009	6,786,907
MKS Instruments, Inc.	4,945	387,985
ON Semiconductor Corp.(a)	44,534	854,162
Qorvo, Inc.(a)	17,615	1,159,243
QUALCOMM, Inc.	44,655	2,601,600
Texas Instruments, Inc.	290,818	29,038,177
Total		119,137,114
Software 2.1%
Dell Technologies, Inc. - VMware, Inc., Class V(a)	2,749	289,964
Microsoft Corp.	534,022	59,217,700
SS&C Technologies Holdings, Inc.	4,828	232,468
Total		59,740,132
Technology Hardware, Storage & Peripherals 1.7%
Apple, Inc.	222,063	39,656,011
Hewlett Packard Enterprise Co.	235,780	3,536,700
HP, Inc.	42,384	974,832
Western Digital Corp.	47,897	2,174,045
Xerox Corp.	54,283	1,461,298
Total		47,802,886
Total Information Technology		324,954,007

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Common Stocks (continued)
Issuer	Shares	Value ($)
Materials 3.6%
Chemicals 2.4%
Air Products & Chemicals, Inc.	12,772	2,054,632
Albemarle Corp.	16,644	1,603,150
Ashland Global Holdings, Inc.	10,032	821,520
Axalta Coating Systems Ltd.(a)	425,254	10,644,108
CF Industries Holdings, Inc.	49,814	2,101,653
DowDuPont, Inc.	239,486	13,854,265
Eastman Chemical Co.	147,791	11,648,887
Huntsman Corp.	27,739	560,882
Linde PLC	104,338	16,594,959
LyondellBasell Industries NV, Class A	61,469	5,735,672
Mosaic Co. (The)	45,563	1,640,268
Valvoline, Inc.	37,563	792,204
Westlake Chemical Corp.	13,750	996,737
Total		69,048,937
Construction Materials 0.1%
Martin Marietta Materials, Inc.	10,146	1,934,741
Vulcan Materials Co.	12,919	1,365,667
Total		3,300,408
Containers & Packaging 0.5%
Ball Corp.	17,269	848,081
International Paper Co.	41,926	1,936,562
Packaging Corp. of America	25,561	2,500,377
Sonoco Products Co.	104,417	6,008,154
WestRock Co.	42,806	2,016,591
Total		13,309,765
Metals & Mining 0.6%
Alcoa Corp.(a)	40,822	1,298,548
Freeport-McMoRan, Inc.	159,894	1,909,134
Newmont Mining Corp.	103,803	3,356,989
Nucor Corp.	92,803	5,606,229
Reliance Steel & Aluminum Co.	16,453	1,323,644
Royal Gold, Inc.	3,882	283,968
Steel Dynamics, Inc.	59,208	2,084,122
United States Steel Corp.	33,817	779,820
Total		16,642,454
Total Materials		102,301,564
Common Stocks (continued)
Issuer	Shares	Value ($)
Real Estate 0.7%
Equity Real Estate Investment Trusts (REITS) 0.6%
Crown Castle International Corp.	39,293	4,514,766
Digital Realty Trust, Inc.	50,773	5,840,926
Public Storage	32,255	6,878,701
Total		17,234,393
Real Estate Management & Development 0.1%
CBRE Group, Inc., Class A(a)	9,619	420,158
Howard Hughes Corporation(a)	4,899	542,613
Jones Lang LaSalle, Inc.	11,681	1,672,719
Total		2,635,490
Total Real Estate		19,869,883
Utilities 1.9%
Electric Utilities 0.9%
American Electric Power Co., Inc.	92,842	7,217,537
Eversource Energy	98,454	6,728,346
NextEra Energy, Inc.	38,445	6,985,841
Xcel Energy, Inc.	109,481	5,742,279
Total		26,674,003
Independent Power and Renewable Electricity Producers 0.1%
NRG Energy, Inc.	40,158	1,543,272
Vistra Energy Corp(a)	23,575	553,541
Total		2,096,813
Multi-Utilities 0.9%
Ameren Corp.	103,405	7,095,651
CMS Energy Corp.	117,819	6,137,192
Dominion Energy, Inc.	51,773	3,857,088
MDU Resources Group, Inc.	11,170	295,670
WEC Energy Group, Inc.	104,790	7,595,179
Total		24,980,780
Total Utilities		53,751,596
Total Common Stocks (Cost $2,480,398,226)		2,830,672,757

The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Money Market Funds 2.2%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(b),(c)	63,138,970	63,132,656
Total Money Market Funds (Cost $63,132,656)		63,132,656
Total Investments in Securities (Cost: $2,543,530,882)		2,893,805,413
Other Assets & Liabilities, Net		(10,144,915)
Net Assets		2,883,660,498
Notes to Portfolio of Investments
(a)	Non-income producing investment.
(b)	The rate shown is the seven-day current annualized yield at November 30, 2018.
(c)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	69,386,739	179,282,258	(185,530,027)	63,138,970	(2,034)	(4,674)	576,757	63,132,656
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Common Stocks
Communication Services	233,649,063	—	—	—	233,649,063
Consumer Discretionary	216,491,435	—	—	—	216,491,435
Consumer Staples	217,463,252	—	—	—	217,463,252
Energy	247,789,836	—	—	—	247,789,836
Financials	658,574,700	—	—	—	658,574,700
Health Care	453,969,733	—	—	—	453,969,733
Industrials	301,857,688	—	—	—	301,857,688
Information Technology	324,954,007	—	—	—	324,954,007
Materials	102,301,564	—	—	—	102,301,564
Real Estate	19,869,883	—	—	—	19,869,883
Utilities	53,751,596	—	—	—	53,751,596
Total Common Stocks	2,830,672,757	—	—	—	2,830,672,757
Money Market Funds	—	—	—	63,132,656	63,132,656
Total Investments in Securities	2,830,672,757	—	—	63,132,656	2,893,805,413
See the Portfolio of Investments for all investment classifications not indicated in the table.
There were no transfers of financial assets between levels during the period.
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	13

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $2,480,398,226)	$2,830,672,757
Affiliated issuers (cost $63,132,656)	63,132,656
Receivable for:
Investments sold	2,471,986
Capital shares sold	3,271,012
Dividends	7,253,021
Foreign tax reclaims	189,755
Prepaid expenses	8,991
Total assets	2,907,000,178
Liabilities
Payable for:
Investments purchased	18,287,333
Capital shares purchased	4,560,855
Management services fees	48,828
Distribution and/or service fees	52
Transfer agent fees	268,435
Compensation of board members	70,112
Compensation of chief compliance officer	328
Other expenses	103,737
Total liabilities	23,339,680
Net assets applicable to outstanding capital stock	$2,883,660,498
Represented by
Paid in capital	2,339,281,154
Total distributable earnings (loss)	544,379,344
Total - representing net assets applicable to outstanding capital stock	$2,883,660,498
Class A
Net assets	$7,558,858
Shares outstanding	535,843
Net asset value per share	$14.11
Institutional Class
Net assets	$2,876,101,640
Shares outstanding	205,863,530
Net asset value per share	$13.97
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$33,868,855
Dividends — affiliated issuers	576,757
Foreign taxes withheld	(28,021)
Total income	34,417,591
Expenses:
Management services fees	9,545,906
Distribution and/or service fees
Class A	10,302
Transfer agent fees
Class A	4,901
Institutional Class	1,832,856
Compensation of board members	25,974
Custodian fees	20,796
Printing and postage fees	145,833
Registration fees	43,871
Audit fees	15,874
Legal fees	15,759
Compensation of chief compliance officer	328
Other	22,700
Total expenses	11,685,100
Net investment income	22,732,491
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	136,795,805
Investments — affiliated issuers	(2,034)
Foreign currency translations	(771)
Futures contracts	1,032,397
Net realized gain	137,825,397
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	(61,383,587)
Investments — affiliated issuers	(4,674)
Foreign currency translations	(5,811)
Net change in unrealized appreciation (depreciation)	(61,394,072)
Net realized and unrealized gain	76,431,325
Net increase in net assets resulting from operations	$99,163,816
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	15

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$22,732,491	$39,624,639
Net realized gain	137,825,397	107,815,454
Net change in unrealized appreciation (depreciation)	(61,394,072)	92,895,270
Net increase in net assets resulting from operations	99,163,816	240,335,363
Distributions to shareholders
Net investment income and net realized gains
Class A	(47,334)
Institutional Class	(21,405,055)
Net investment income
Class A		(132,331)
Institutional Class		(38,499,966)
Net realized gains
Class A		(364,601)
Institutional Class		(88,238,377)
Total distributions to shareholders	(21,452,389)	(127,235,275)
Increase (decrease) in net assets from capital stock activity	(340,252,595)	548,708,503
Total increase (decrease) in net assets	(262,541,168)	661,808,591
Net assets at beginning of period	3,146,201,666	2,484,393,075
Net assets at end of period	$2,883,660,498	$3,146,201,666
Undistributed net investment income	$8,598,382	$7,318,280

	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	—	—	11,938	158,175
Distributions reinvested	3,306	47,313	35,868	496,763
Redemptions	(92,792)	(1,311,832)	(401,773)	(5,509,483)
Net decrease	(89,486)	(1,264,519)	(353,967)	(4,854,545)
Institutional Class
Subscriptions	20,175,766	283,528,634	74,249,187	1,026,923,606
Distributions reinvested	1,509,639	21,405,036	9,236,913	126,738,207
Redemptions	(45,862,830)	(643,921,746)	(44,027,709)	(600,098,765)
Net increase (decrease)	(24,177,425)	(338,988,076)	39,458,391	553,563,048
Total net increase (decrease)	(24,266,911)	(340,252,595)	39,104,424	548,708,503
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Multi-Manager Value Strategies Fund | Semiannual Report 2018

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Multi-Manager Value Strategies Fund | Semiannual Report 2018	17

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$13.77	0.09	0.33	0.42	(0.08)	—	(0.08)
Year Ended 5/31/2018	$13.09	0.16	1.16	1.32	(0.16)	(0.48)	(0.64)
Year Ended 5/31/2017	$11.70	0.17	1.91	2.08	(0.20)	(0.49)	(0.69)
Year Ended 5/31/2016	$12.38	0.28	(0.38)	(0.10)	(0.27)	(0.31)	(0.58)
Year Ended 5/31/2015	$12.53	0.27	0.47	0.74	(0.27)	(0.62)	(0.89)
Year Ended 5/31/2014	$11.99	0.25	1.67	1.92	(0.20)	(1.18)	(1.38)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$13.64	0.10	0.33	0.43	(0.10)	—	(0.10)
Year Ended 5/31/2018	$12.97	0.20	1.15	1.35	(0.20)	(0.48)	(0.68)
Year Ended 5/31/2017(e)	$12.34	0.07	0.60	0.67	(0.04)	—	(0.04)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Annualized.
(d)	Ratios include line of credit interest expense which is less than 0.01%.
(e)	Institutional Class shares commenced operations on January 3, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$14.11	3.04%	1.01% (c)	1.01% (c)	1.21% (c)	10%	$7,559
Year Ended 5/31/2018	$13.77	10.12%	1.03% (d)	1.03% (d)	1.18%	21%	$8,612
Year Ended 5/31/2017	$13.09	18.19%	1.06%	1.06%	1.40%	97%	$12,818
Year Ended 5/31/2016	$11.70	(0.61%)	1.15%	1.13%	2.43%	67%	$1,943,911
Year Ended 5/31/2015	$12.38	6.16%	1.13%	1.11%	2.18%	55%	$1,927,318
Year Ended 5/31/2014	$12.53	17.18%	1.20% (d)	1.08% (d)	2.05%	99%	$1,752,951
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$13.97	3.12%	0.76% (c)	0.76% (c)	1.47% (c)	10%	$2,876,102
Year Ended 5/31/2018	$13.64	10.41%	0.78% (d)	0.78% (d)	1.46%	21%	$3,137,590
Year Ended 5/31/2017(e)	$12.97	5.39%	0.82% (c)	0.82% (c)	1.43% (c)	97%	$2,471,575
The accompanying Notes to Financial Statements are an integral part of this statement.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	19

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Multi-Manager Value Strategies Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). The Fund is offered only through certain wrap fee programs sponsored and/or managed by Ameriprise Financial, Inc. (Ameriprise Financial) or its affiliates. The Fund offers each of the share classes identified below.
Class A shares are not subject to any front-end sales charge or contingent deferred sales charge.
Institutional Class shares are not subject to any front-end sales charge or contingent deferred sales charge.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security valuation
All equity securities are valued at the close of business of the New York Stock Exchange. Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets.
Foreign equity securities are valued based on the closing price on the foreign exchange in which such securities are primarily traded. If any foreign equity security closing prices are not readily available, the securities are valued at the mean of the latest quoted bid and ask prices on such exchanges or markets. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. In those situations, foreign securities will be fair valued pursuant to a policy adopted by the Board of Trustees, including, if available, utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange or market, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the New York Stock Exchange. The fair value of a security is likely to be different from the quoted or published price, if available.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
20	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Foreign currency transactions and translations
The values of all assets and liabilities denominated in foreign currencies are generally translated into U.S. dollars at exchange rates determined at the close of regular trading on the New York Stock Exchange. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.
For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However, credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables
Multi-Manager Value Strategies Fund | Semiannual Report 2018	21

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
22	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)
Equity risk	1,032,397
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	1,089,521

*	Based on the ending daily outstanding amounts for the six months ended November 30, 2018.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Corporate actions and dividend income are generally recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.
The Fund may receive distributions from holdings in equity securities, business development companies (BDCs), exchange-traded funds (ETFs), limited partnerships (LPs), other regulated investment companies (RICs), and real estate investment trusts (REITs), which report information on the tax character of their distributions annually. These distributions are allocated to dividend income, capital gain and return of capital based on actual information reported. Return of capital is recorded as a reduction of the cost basis of securities held. If the Fund no longer owns the applicable securities, return of capital is recorded as a realized gain. With respect to REITs, to the extent actual information has not yet been reported, estimates for return of capital are made by the Fund’s management. Management’s estimates are subsequently adjusted when the actual character of the distributions is disclosed by the REITs, which could result in a proportionate change in return of capital to shareholders.
Awards from class action litigation are recorded as a reduction of cost basis if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	23

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Foreign taxes
The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on realized and unrealized gains at the appropriate rate for each jurisdiction, as applicable. The amount, if any, is disclosed as a liability on the Statement of Assets and Liabilities.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid each calendar quarter. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
24	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The Investment Manager is responsible for the ultimate oversight of investments made by the Fund. The Fund’s subadvisers (see Subadvisory agreement below) have the primary responsibility for the day-to-day portfolio management of their portion of the Fund. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.72% to 0.52% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.62% of the Fund’s average daily net assets.
Subadvisory agreement
The Investment Manager has entered into a Subadvisory Agreement with Dimensional Fund Advisors LP (DFA) and Diamond Hill Capital Management, Inc. (Diamond Hill), to subadvise a portion of the Fund. The Investment Manager compensates DFA and Diamond Hill to manage the investments of a portion of the Fund’s assets.
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Institutional Class	0.12
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. The Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) applicable to certain share classes, which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.
The Fund may pay distribution and service fees up to a maximum annual rate of 0.25% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.25% for distribution services and up to 0.25% for shareholder liaison services).
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
Fee rate(s) contractual through September 30, 2019
Class A	1.13%
Institutional Class	0.88
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized appreciation ($)
2,543,531,000	451,535,000	(101,261,000)	350,274,000
26	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $290,909,644 and $606,298,344, respectively, for the six months ended November 30, 2018. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	27

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 9. Significant risks
Financial sector risk
The Fund may be more susceptible to the particular risks that may affect companies in the financial services sector than if it were invested in a wider variety of companies in unrelated sectors. Companies in the financial services sector are subject to certain risks, including the risk of regulatory change, decreased liquidity in credit markets and unstable interest rates. Such companies may have concentrated portfolios, such as a high level of loans to real estate developers, which makes them vulnerable to economic conditions that affect that industry. Performance of such companies may be affected by competitive pressures and exposure to investments or agreements that, under certain circumstances, may lead to losses (e.g., subprime loans). Companies in the financial services sector are subject to extensive governmental regulation that may limit the amount and types of loans and other financial commitments they can make, and interest rates and fees that they may charge. In addition, profitability of such companies is largely dependent upon the availability and the cost of capital.
Shareholder concentration risk
At November 30, 2018, affiliated shareholders of record owned 100.0% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
28	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Approval of Management and Subadvisory Agreements
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Multi-Manager Value Strategies Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds). In addition, under the subadvisory agreements (the Subadvisory Agreements) between Columbia Threadneedle and each of Diamond Hill Capital Management, Inc. and Dimensional Fund Advisors LP (collectively, the Subadvisers), the Subadvisers perform portfolio management and related services for the Fund.
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement and the Subadvisory Agreements (together, the Advisory Agreements). Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge) and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Advisory Agreements.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Advisory Agreements for additional one-year terms. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of advisory and subadvisory agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Nature, extent and quality of services provided by Columbia Threadneedle and the Subadvisers
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle and the Subadvisers, as well as their history, reputation, expertise, resources and relative capabilities, and the qualifications of their personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, detailed information regarding the process employed for selecting and overseeing affiliated and unaffiliated Subadvisers and the enhancements made to the Subadviser investment oversight program. With respect to Columbia Threadneedle, the Board also noted the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each subadvised Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Advisory Agreements, the Board also took into
Multi-Manager Value Strategies Fund | Semiannual Report 2018	29

Approval of Management and Subadvisory Agreements   (continued)
account the organization and strength of the Fund’s and its service providers’ compliance programs. The Board also reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
In addition, the Board discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle in addition to monitoring each Subadviser), noting that no material changes are proposed from the form of agreement previously approved. The Board also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
With respect to the Subadvisers, the Board observed that it had previously approved each Subadviser’s code of ethics and compliance program, that the Chief Compliance Officer of the Fund continues to monitor the code and the program, and that no material concerns have been reported. The Board also considered each Subadviser’s organizational strength and resources, portfolio management team depth and capabilities and investment process. The Board also considered each Subadviser’s capability and wherewithal to carry out its responsibilities under the applicable Subadvisory Agreement. In addition, the Board discussed the acceptability of the terms of the Subadvisory Agreements, including the scope of services required to be performed. The Board noted that the terms of the Subadvisory Agreements are generally consistent with the terms of other subadviser agreements for subadvisers who manage other funds managed by the Investment Manager. It was observed that no material changes were recommended to the Subadvisory Agreements. The Board took into account Columbia Threadneedle’s representation that each Subadviser was in a position to provide quality services to the Fund. In this regard, the Board further observed the various services provided by the subadvisory oversight team and their significant resources added in recent years to help improve performance.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that each Subadviser is in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Advisory Agreements, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Additionally, the Board reviewed the performance of each of the Subadvisers and Columbia Threadneedle’s process for monitoring each Subadviser. The Board considered, in particular, management’s rationale for recommending the continued retention of each Subadviser and management’s representations that Columbia Threadneedle’s profitability is not a key factor in their recommendation to select, renew or terminate each Subadviser.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle, its affiliates and the Subadvisers from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under each of the Advisory Agreements. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the
30	Multi-Manager Value Strategies Fund | Semiannual Report 2018

Approval of Management and Subadvisory Agreements   (continued)
Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports.
Additionally, the Board reviewed the level of subadvisory fees paid to each Subadviser, noting that the fees are paid by the Investment Manager and do not impact the fees paid by the Fund. The Board also reviewed the fees charged by the Subadvisers to other mutual funds employing similar investment strategies where the Subadvisers serves as investment adviser or subadviser. The Board also reviewed fee rates charged by other comparable mutual funds employing each Subadviser to provide subadvisory services. Based on its reviews, including recommendations from JDL, the Board concluded that the Fund’s investment management and subadvisory fees were fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that fees payable under each of the Advisory Agreements were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of each of the Advisory Agreements.
Multi-Manager Value Strategies Fund | Semiannual Report 2018	31

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
32	Multi-Manager Value Strategies Fund | Semiannual Report 2018

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Multi-Manager Value Strategies Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR116_05_J01_(01/19)

SemiAnnual Report
November 30, 2018
Columbia Mortgage Opportunities Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (columbiathreadneedleus.com/investor/), and each time a report is posted you will be notified by mail and provided with a website address to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically at any time by contacting your financial intermediary (such as a broker-dealer or bank) or, for Fund shares held directly with the Fund, by calling 800.345.6611 or by enrolling in “eDelivery” by logging into your account at columbiathreadneedleus.com/investor/.
You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue receiving paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.345.6611 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive paper reports will apply to all Columbia Funds held in your account if you invest through a financial intermediary or all Columbia Funds held with the fund complex if you invest directly with the Fund.
Not FDIC Insured • No bank guarantee • May lose value

President’s Message
Dear Shareholders,
Volatility exists in financial markets and this is not a comfortable fact of life. How investors deal with this reality, including how they react to short term spikes in volatility as well as to longer periods of increased or decreased volatility, may have a significant impact on their overall investing success.
Too often, investors change their investment strategy based on something that’s happening at a moment in time rather than thinking about how that change in strategy might affect their ability to achieve their longer-term financial goals. Emotion replaces logic and reasoning. Investors may sell in reaction to a market drop (fear or panic), locking in low returns which means they won’t be invested when the market returns, or they invest more at a market peak (greed or conviction), essentially when it is expensive to do so. In both cases, selling and buying at the exact wrong time.
We believe the best outcomes come from a consistent approach to investing. Here are five areas where advisors can help us overcome the tendency to react emotionally as we struggle to make the right choices with our investments:
Long-term focus
The further away long-term goals, aspirations and objectives are, the easier it is to stray away from the goals and priorities that we set out. Advisors help us stay focused on what we want to accomplish.
Discipline through up-and-down markets
Advisors help set rules to prevent us from making rash decisions that we may regret later. Knowing ahead of time what you should do in case of certain situations will help you get through volatile markets and not make emotional decisions.
Tax-awareness
Taxes are one of the biggest drags on investment returns and are critical attributes of investing. Yet few of us take the necessary steps to ease the corrosive effect of taxes. Advisors have tools and knowledge that may help us to manage portfolios more tax-efficiently and keep more of what we earn.
Emotional objectivity
Our emotions are very hard to manage and making investment decisions in an emotional state can lead to exceedingly bad outcomes. An objective advisor can help prevent some of the reactionary mistakes emotions often lead us to.
Education and guidance
The role of the advisor is to teach and guide us toward achieving our financial goals. In terms of working through emotions, guidance is by far the most important component.
By understanding our own behaviors and biases, we can prepare for future challenges. Your success is our priority. Talk to your advisor about how working with Columbia Threadneedle Investments may help you stay the course and position your portfolio for consistent, sustainable outcomes, regardless of market conditions.
Sincerely,
Christopher O. Petersen
President, Columbia Funds
Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
© 2019 Columbia Management Investment Advisers, LLC. All rights reserved.
Columbia Mortgage Opportunities Fund   |  Semiannual Report 2018

Columbia Mortgage Opportunities Fund  |  Semiannual Report 2018

Fund at a Glance
(Unaudited)
Investment objective
Columbia Mortgage Opportunities Fund (the Fund) seeks total return, consisting of long-term capital appreciation and current income.
Portfolio management
Jason Callan
Co-Portfolio Manager
Managed Fund since 2014
Tom Heuer, CFA
Co-Portfolio Manager
Managed Fund since 2014
Average annual total returns (%) (for the period ended November 30, 2018)
		Inception	6 Months cumulative	1 Year	Life
Class A	Excluding sales charges	04/30/14	2.12	7.10	5.01
	Including sales charges		-0.97	3.88	4.31
Advisor Class		04/30/14	2.25	7.37	5.25
Class C	Excluding sales charges	04/30/14	1.63	6.19	4.21
	Including sales charges		0.63	5.20	4.21
Institutional Class		04/30/14	2.14	7.26	5.25
Institutional 2 Class		04/30/14	2.27	7.41	5.33
Institutional 3 Class*		03/01/17	2.19	7.36	5.13
Class T	Excluding sales charges	04/30/14	2.12	7.00	4.99
	Including sales charges		-0.39	4.29	4.41
FTSE One-Month U.S. Treasury Bill Index			0.99	1.72	0.58
Returns for Class A shares are shown with and without the maximum initial sales charge of 3.00%. Returns for Class C shares are shown with and without the 1.00% contingent deferred sales charge for the first year only. Returns for Class T shares are shown with and without the maximum initial sales charge of 2.50% per transaction. The Fund’s other share classes are not subject to sales charges and have limited eligibility. Please see the Fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each share class. All results shown assume reinvestment of distributions during the period. Returns do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or on the redemption of Fund shares. Performance results reflect the effect of any fee waivers or reimbursements of Fund expenses by Columbia Management Investment Advisers, LLC and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.
The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial intermediary, visiting columbiathreadneedleus.com/investor/ or calling 800.345.6611.
*	The returns shown for periods prior to the share class inception date (including returns for the Life of the Fund, which are since Fund inception) include the returns of the Fund’s oldest share class. Since the Fund launched more than one share class at its inception, Class A shares were used. These returns are adjusted to reflect any higher class-related operating expenses of the newer share classes, as applicable. Please visit columbiathreadneedleus.com/investor/investment-products/mutual-funds/appended-performance for more information.
The FTSE One-Month U.S. Treasury Bill Index is an unmanaged index that measures the rate of return for 30-day U.S. Treasury Bills.
Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the Fund may not match those in an index.
2	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Fund at a Glance   (continued)
(Unaudited)
Portfolio breakdown (%) (at November 30, 2018)
Asset-Backed Securities — Non-Agency	11.6
Commercial Mortgage-Backed Securities - Non-Agency	9.5
Money Market Funds	2.0
Options Purchased Calls	0.0 (a)
Residential Mortgage-Backed Securities - Agency	50.6
Residential Mortgage-Backed Securities - Non-Agency	26.3
Total	100.0

(a)	Rounds to zero.
Percentages indicated are based upon total investments and exclude investments in derivatives, if any. The Fund’s portfolio composition is subject to change.
Quality breakdown (%) (at November 30, 2018)
AAA rating	51.8
AA rating	1.2
A rating	1.3
BBB rating	6.9
BB rating	9.2
B rating	3.8
Not rated	25.8
Total	100.0
Percentages indicated are based upon total fixed income investments (excluding Money Market Funds and derivatives, if any).
Bond ratings apply to the underlying holdings of the Fund and not the Fund itself and are divided into categories ranging from highest to lowest credit quality, determined by using the middle rating of Moody’s, S&P and Fitch, after dropping the highest and lowest available ratings. When ratings are available from only two rating agencies, the lower rating is used. When a rating is available from only one rating agency, that rating is used. When a bond is not rated by any rating agency, it is designated as “Not rated.” Credit quality ratings assigned by a rating agency are subjective opinions, not statements of fact, and are subject to change, including daily. The ratings assigned by credit rating agencies are but one of the considerations that the Investment Manager and/or Fund’s subadviser incorporates into its credit analysis process, along with such other issuer-specific factors as cash flows, capital structure and leverage ratios, ability to de-leverage (repay) through free cash flow, quality of management, market positioning and access to capital, as well as such security-specific factors as the terms of the security (e.g., interest rate and time to maturity) and the amount and type of any collateral.

Columbia Mortgage Opportunities Fund | Semiannual Report 2018	3

Understanding Your Fund’s Expenses
(Unaudited)
As an investor, you incur two types of costs. There are shareholder transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing fund costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
Analyzing your Fund’s expenses
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in each share class of the Fund during the period. The actual and hypothetical information in the table is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the Fund’s actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the “Actual” column. The amount listed in the “Hypothetical” column assumes a 5% annual rate of return before expenses (which is not the Fund’s actual return) and then applies the Fund’s actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See “Compare with other funds” below for details on how to use the hypothetical data.
Compare with other funds
Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Fund with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.
June 1, 2018 — November 30, 2018
	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,021.20	1,020.00	5.12	5.11	1.01
Advisor Class	1,000.00	1,000.00	1,022.50	1,021.26	3.85	3.85	0.76
Class C	1,000.00	1,000.00	1,016.30	1,016.24	8.90	8.90	1.76
Institutional Class	1,000.00	1,000.00	1,021.40	1,021.26	3.85	3.85	0.76
Institutional 2 Class	1,000.00	1,000.00	1,022.70	1,021.56	3.55	3.55	0.70
Institutional 3 Class	1,000.00	1,000.00	1,021.90	1,021.81	3.29	3.29	0.65
Class T	1,000.00	1,000.00	1,021.20	1,020.05	5.07	5.06	1.00
Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period and then multiplied by the number of days in the Fund’s most recent fiscal half year and divided by 365.
Expenses do not include fees and expenses incurred indirectly by the Fund from its investment in underlying funds, including affiliated and non-affiliated pooled investment vehicles, such as mutual funds and exchange-traded funds.
Had Columbia Management Investment Advisers, LLC and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.
4	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Portfolio of Investments
November 30, 2018 (Unaudited)
(Percentages represent value of investments compared to net assets)
Investments in securities
Asset-Backed Securities — Non-Agency 20.5%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Carlyle Global Market Strategies CLO Ltd.(a),(b)
Series 2013-3A Class A2R
3-month USD LIBOR + 1.400% 10/15/2030	3.836%	4,000,000	3,924,672
CLUB Credit Trust(a)
Series 2018-NP1 Class C
05/15/2024	4.740%	5,000,000	4,999,890
Conn’s Receivables Funding LLC(a)
Subordinated Series 2018-A Class B
01/15/2023	4.650%	13,500,000	13,501,318
Subordinated, Series 2017-B Class B
04/15/2021	4.520%	15,000,000	15,048,993
Credit Suisse ABS Trust(a)
Series 2018-LD1 Class C
07/25/2024	5.170%	3,000,000	3,004,249
Hertz Vehicle Financing II LP(a)
Subordinated, Series 2016-3A Class D
07/25/2020	5.410%	4,750,000	4,750,174
Marlette Funding Trust(a)
Subordinated Series 2018-4A Class C
12/15/2028	4.910%	8,000,000	8,051,985
Subordinated, Series 2018-2A Class C
07/17/2028	4.370%	10,000,000	9,969,735
Morgan Stanley Resecuritization Pass-Through Trust(a),(c)
Series 2018-SC1 Class B
09/18/2023	1.000%	5,000,000	4,787,850
Morgan Stanley Resecuritization Pass-Through Trust(a),(c),(d)
Series 2018-SC1 Class R
09/18/2023	0.000%	950,000	9,025,000
Ocwen Master Advance Receivables Trust(a),(c)
Series 2018-T1 Class DT1
08/15/2049	4.236%	2,500,000	2,496,900
OZLM Funding IV Ltd.(a),(b)
Series 2013-4A Class D2R
3-month USD LIBOR + 7.250% 10/22/2030	9.719%	2,000,000	2,000,788
OZLM Funding Ltd.(a),(b)
Series 2012-1A Class DR2
3-month USD LIBOR + 6.670% 07/23/2029	9.139%	2,000,000	2,018,878
OZLM XI Ltd.(a),(b)
Series 2015-11A Class A2R
3-month USD LIBOR + 1.750% 10/30/2030	4.270%	6,300,000	6,302,677
OZLM XVII Ltd.(a),(b)
Series 2017-17A Class D
3-month USD LIBOR + 5.990% 07/20/2030	8.459%	3,750,000	3,669,900
Asset-Backed Securities — Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Prosper Marketplace Issuance Trust(a)
Series 2018-1A Class B
06/17/2024	3.900%	5,000,000	4,989,561
Series 2018-1A Class C
06/17/2024	4.870%	4,000,000	3,980,787
Subordinated Series 2017-3A Class C
11/15/2023	5.210%	13,000,000	12,967,605
Subordinated, Series 2017-1A Class C
06/15/2023	5.800%	4,500,000	4,542,394
Subordinated, Series 2017-2A Class C
09/15/2023	5.370%	7,000,000	7,015,920
Race Point IX CLO Ltd.(a),(b)
Series 2015-9R Class A2R
3-month USD LIBOR + 1.650% 10/15/2030	4.086%	7,000,000	6,947,521
Redding Ridge Asset Management Ltd.(a),(b)
Series 2018-4A Class D
3-month USD LIBOR + 5.850% 04/15/2030	7.920%	5,000,000	4,791,220
RR 1 LLC(a),(b)
Series 2017-1A Class DR
3-month USD LIBOR + 6.500% 07/15/2029	8.936%	6,280,000	6,209,093
SoFi Consumer Loan Program LLC(a),(c),(d)
Series 2016-2 Class R
10/27/2025	0.000%	141,000	7,120,500
SoFi Professional Loan Program LLC(a),(c),(d),(e),(f)
Series 2015-D Class RC
10/26/2037	0.000%	7	2,634,318
Series 2016-A Class RIO
01/25/2038	0.000%	6	1,472,630
Series 2016-A Class RPO
01/25/2038	0.000%	6	2,485,530
Series 2016-B Class RC
04/25/2037	0.000%	3	962,198
SoFi Professional Loan Program LLC(a),(c),(d),(e)
Series 2017-A Class R
03/26/2040	0.000%	25,000	1,491,875
SPS Servicer Advance Receivables Trust Advance Receivables Backed Notes(a),(c)
Series 2018-T1 Class DT1
10/17/2050	4.500%	2,100,000	2,103,186
Westlake Automobile Receivables Trust(a)
Subordinated Series 2018-2A Class E
01/16/2024	4.860%	8,500,000	8,450,631
Total Asset-Backed Securities — Non-Agency (Cost $176,840,929)			171,717,978

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	5

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Commercial Mortgage-Backed Securities - Non-Agency 16.7%
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
BBCMS Trust(a),(b)
Subordinated, Series 2018-BXH Class F
1-month USD LIBOR + 2.950% 10/15/2037	5.109%	15,000,000	14,962,674
BHMS Mortgage Trust(a),(b)
Series 2018-ATLS Class D
1-month USD LIBOR + 2.250% 07/15/2035	4.557%	10,000,000	9,975,463
Braemar Hotels & Resorts Trust(a),(b)
Series 2018-PRME Class F
1-month USD LIBOR + 2.900% 06/15/2035	4.861%	10,000,000	9,963,340
BX Trust(a),(b)
Series 2018-GW Class G
1-month USD LIBOR + 2.920% 05/15/2035	5.227%	7,000,000	7,004,427
CHT 2017-COSMO Mortgage Trust(a),(b)
Series 2017-CSMO Class E
1-month USD LIBOR + 3.000% 11/15/2036	5.307%	5,803,000	5,815,576
Cosmopolitan Hotel Mortgage Trust(a),(b)
Subordinated Series 2017-CSMO Class F
1-month USD LIBOR + 3.741% 11/15/2036	6.048%	10,000,000	10,022,182
Credit Suisse Mortgage Capital Certificates OA LLC(a)
Subordinated, Series 2014-USA Class D
09/15/2037	4.373%	5,490,000	5,224,299
Subordinated, Series 2014-USA Class E
09/15/2037	4.373%	5,475,000	4,921,810
Subordinated, Series 2014-USA Class F
09/15/2037	4.373%	13,000,000	10,985,006
Direxion Daily Retail Bull(a),(b)
Series 2018-RVP Class E
3-month USD LIBOR + 4.500% 03/15/2033	6.807%	5,164,640	5,158,111
Hilton U.S.A. Trust(a),(g)
Series 2016-HHV Class F
11/05/2038	4.333%	7,500,000	6,675,244
Subordinated, Series 2016-HHV Class E
11/05/2038	4.333%	5,000,000	4,667,377
Hilton U.S.A. Trust(a)
Subordinated, Series 2016-SFP Class E
11/05/2035	5.519%	6,000,000	6,064,552
Subordinated, Series 2016-SFP Class F
11/05/2035	6.155%	8,100,000	8,135,378
Morgan Stanley Capital I Trust(a),(g)
Series 2018-MP Class E
07/11/2040	4.419%	10,000,000	9,137,075
Commercial Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Olympic Tower Mortgage Trust(a),(g)
Subordinated, Series 2017-OT Class D
05/10/2039	4.077%	8,940,000	8,292,637
Progress Residential Trust(a)
Series 2017-SFR1 Class E
08/17/2034	4.261%	2,802,000	2,760,668
UBS Commercial Mortgage Trust(a),(b)
Series 2018-NYCH Class F
1-month USD LIBOR + 3.821% 02/15/2032	6.128%	10,000,000	10,035,017
Total Commercial Mortgage-Backed Securities - Non-Agency (Cost $139,091,072)			139,800,836

Residential Mortgage-Backed Securities - Agency 89.5%

Federal Home Loan Mortgage Corp.(b),(h)
CMO Series 3922 Class SH
1-month USD LIBOR + 5.900% 09/15/2041	3.594%	11,232,572	1,287,227
CMO Series 3957 Class WS
1-month USD LIBOR + 6.550% 11/15/2041	4.244%	3,997,606	462,328
CMO Series 4057 Class SA
1-month USD LIBOR + 6.050% 04/15/2039	3.744%	113,008,481	6,549,723
CMO Series 4097 Class ST
1-month USD LIBOR + 6.050% 08/15/2042	3.744%	3,000,250	456,986
CMO Series 4223 Class DS
1-month USD LIBOR + 6.100% 12/15/2038	3.794%	7,294,499	465,935
CMO Series 4286 Class NS
1-month USD LIBOR + 5.900% 12/15/2043	3.594%	2,454,610	420,074
CMO Series 4826 Class KS
1-month USD LIBOR + 6.200% 09/15/2048	3.894%	22,515,384	4,195,330
CMO STRIPS Series 309 Class S4
1-month USD LIBOR + 5.970% 08/15/2043	3.664%	5,858,639	905,611
CMO STRIPS Series 312 Class S1
1-month USD LIBOR + 5.950% 09/15/2043	3.644%	5,346,471	822,961
Federal Home Loan Mortgage Corp.(h)
CMO Series 4098 Class AI
05/15/2039	3.500%	8,974,379	913,272
CMO Series 4121 Class IA
01/15/2041	3.500%	1,357,995	173,429
CMO Series 4213 Class DI
06/15/2038	3.500%	6,121,057	585,063

The accompanying Notes to Financial Statements are an integral part of this statement.
6	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 4215 Class IL
07/15/2041	3.500%	6,954,464	798,208
CMO STRIPS Series 304 Class C67
12/15/2042	4.500%	6,967,457	1,735,000
Federal Home Loan Mortgage Corp.(g),(h)
CMO Series 4620 Class AS
11/15/2042	1.374%	4,521,115	186,289
Federal National Mortgage Association(i)
12/13/2048	3.500%	299,200,000	293,347,558
12/13/2048	4.000%	220,000,000	221,214,114
12/13/2048	5.000%	100,000,000	104,613,280
Federal National Mortgage Association(h)
CMO Series 2012-121 Class GI
08/25/2039	3.500%	3,721,581	485,693
CMO Series 2012-152 Class EI
07/25/2031	3.000%	9,776,340	882,335
CMO Series 2012-96 Class CI
04/25/2039	3.500%	3,482,983	340,364
CMO Series 2013-117 Class AI
04/25/2036	3.500%	2,353,843	97,870
CMO Series 2013-118 Class AI
09/25/2038	4.000%	3,082,534	217,405
CMO Series 2013-31 Class IH
02/25/2043	3.500%	7,313,050	994,389
Federal National Mortgage Association(b),(h)
CMO Series 2013-101 Class CS
1-month USD LIBOR + 5.900% 10/25/2043	3.585%	4,360,953	728,789
CMO Series 2013-97 Class SB
1-month USD LIBOR + 6.100% 06/25/2032	3.785%	1,998,065	150,363
CMO Series 2014-93 Class ES
1-month USD LIBOR + 6.150% 01/25/2045	3.835%	2,958,412	470,640
CMO Series 2015-8 Class AS
1-month USD LIBOR + 6.100% 03/25/2045	3.785%	19,286,447	3,431,965
CMO Series 2016-31 Class VS
1-month USD LIBOR + 6.000% 06/25/2046	3.685%	4,173,281	721,174
CMO Series 2017-50 Class SB
1-month USD LIBOR + 6.100% 07/25/2047	3.785%	19,001,740	3,297,414
CMO Series 2017-51 Class SC
1-month USD LIBOR + 6.150% 07/25/2047	3.835%	36,900,747	6,317,242
CMO Series 2017-90 Class SP
1-month USD LIBOR + 6.150% 11/25/2047	3.835%	20,162,697	3,510,237
Residential Mortgage-Backed Securities - Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Federal National Mortgage Association(g),(h)
CMO Series 2016-62 Class AS
09/25/2046	1.467%	16,003,881	575,679
Government National Mortgage Association(i)
12/19/2048	4.500%	40,000,000	41,257,876
Government National Mortgage Association(h)
CMO Series 2014-184 Class CI
11/16/2041	3.500%	10,142,217	1,704,991
Government National Mortgage Association(b),(h)
CMO Series 2015-144 Class SA
1-month USD LIBOR + 6.200% 10/20/2045	3.899%	2,192,447	402,031
CMO Series 2017-101 Class SA
1-month USD LIBOR + 6.200% 07/20/2047	3.899%	44,727,162	6,928,935
CMO Series 2017-101 Class SL
1-month USD LIBOR + 6.200% 07/20/2047	3.899%	22,140,193	3,475,559
CMO Series 2017-167 Class SA
1-month USD LIBOR + 6.200% 11/20/2047	3.899%	34,802,325	5,380,474
CMO Series 2018-124 Class SG
1-month USD LIBOR + 6.200% 09/20/2048	3.899%	21,321,674	4,162,466
CMO Series 2018-125 Class CS
1-month USD LIBOR + 6.250% 09/20/2048	3.949%	45,792,431	6,806,646
CMO Series 2018-40 Class SC
1-month USD LIBOR + 6.200% 03/20/2048	3.899%	19,215,140	3,115,383
CMO Series 2018-63 Class HS
1-month USD LIBOR + 6.200% 04/20/2048	3.899%	21,202,470	3,592,044
CMO Series 2018-63 Class SH
1-month USD LIBOR + 6.200% 04/20/2048	3.899%	26,654,299	4,157,865
CMO Series 2018-94 Class SA
1-month USD LIBOR + 6.200% 05/20/2048	3.899%	17,653,544	3,162,782
Government National Mortgage Association(b),(c),(h)
CMO Series 2018-155 Class LS
1-month USD LIBOR + 6.150% 11/20/2048	3.832%	25,000,000	3,968,750
Total Residential Mortgage-Backed Securities - Agency (Cost $748,815,008)			749,469,749

Residential Mortgage-Backed Securities - Non-Agency 46.5%

Ajax Mortgage Loan Trust(a)
CMO Series 2016-C Class A
10/25/2057	4.000%	2,247,024	2,247,957

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	7

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
Angel Oak Mortgage Trust I LLC(a)
CMO Series 2016-1 Class A2
07/25/2046	5.000%	854,378	849,966
Angel Oak Mortgage Trust I LLC(a),(g)
CMO Series 2017-2 Class B1
07/25/2047	4.646%	5,000,000	4,998,716
CMO Series 2018-2 Class M1
07/27/2048	4.343%	9,984,000	9,896,642
Angel Oak Mortgage Trust I LLC(a),(c),(g)
CMO Series 2018-1 Class M1
04/27/2048	4.100%	9,962,000	9,812,570
Angel Oak Mortgage Trust I LLC(a),(c),(f),(g)
CMO Series 2018-3 Class M2
09/25/2048	4.721%	11,091,000	11,000,054
Arroyo Mortgage Trust(a)
CMO Series 2018-1 Class A3
04/25/2048	4.218%	8,942,009	8,927,103
Bayview Opportunity Master Fund IVa Trust(a)
CMO Series 2018-RN6 Class A1
07/25/2033	4.090%	9,957,600	9,960,596
Bayview Opportunity Master Fund IVA Trust(a)
Subordinated, CMO Series 2016-SPL1 Class B3
04/28/2055	5.500%	2,500,000	2,588,565
Bayview Opportunity Master Fund Trust(a)
CMO Series 2018-RN8 Class A1
09/28/2033	4.066%	8,632,186	8,613,161
BCAP LLC Trust(a),(g)
CMO Series 2010-RR11 Class 8A1
05/27/2037	4.108%	1,051,727	1,047,336
Bellemeade Re Ltd.(a),(b)
CMO Series 2018-2A Class M1C
1-month USD LIBOR + 1.600% 08/25/2028	3.915%	5,000,000	5,044,288
CMO Series 2018-3A Class M1B
1-month USD LIBOR + 1.850% 10/25/2027	4.165%	6,500,000	6,489,274
CAM Mortgage Trust(a)
CMO Series 2018-1 Class A2
12/01/2065	5.000%	7,500,000	7,380,131
CHL GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 1.000% 05/25/2023	5.065%	2,000,000	2,000,806
CMO Series 2018-GT1 Class B
1-month USD LIBOR + 3.500% 05/25/2023	5.815%	4,350,000	4,377,853
Citigroup Mortgage Loan Trust, Inc.(a),(g)
CMO Series 2013-11 Class 3A3
09/25/2034	4.248%	650,924	649,934
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2014-11 Class 5A2
11/25/2036	5.746%	1,589,159	1,588,952
CMO Series 2015-A Class B3
06/25/2058	4.500%	3,924,020	3,742,479
Citigroup Mortgage Loan Trust, Inc.(a),(h)
CMO Series 2015-A Class A1IO
06/25/2058	1.000%	41,030,928	861,014
CMO Series 2015-A Class A4IO
06/25/2058	0.250%	6,343,730	33,280
COLT Mortgage Loan Trust(a),(g)
CMO Series 2017-2 Class B1
10/25/2047	4.563%	3,000,000	2,962,515
CMO Series 2018-4 Class M1
12/28/2048	4.716%	3,900,000	3,911,257
Deephaven Residential Mortgage Trust(a),(g)
CMO Series 2017-2A Class M1
06/25/2047	3.897%	2,000,000	1,992,875
CMO Series 2018-2A Class M1
04/25/2058	4.375%	6,500,000	6,483,747
Subordinated, CMO Series 2018-3A Class B1
08/25/2058	5.007%	6,000,000	6,036,797
Deephaven Residential Mortgage Trust(a)
CMO Series 2017-3A Class M1
10/25/2047	3.511%	2,959,000	2,926,375
CMO Series 2018-1A Class M1
12/25/2057	3.939%	2,000,000	1,999,221
Deephaven Residential Mortgage Trust(a),(c),(g)
Subordinated, CMO Series 2018-4A Class B1
10/25/2058	5.535%	12,000,000	11,999,905
Ellington Financial Mortgage Trust(a),(g)
CMO Series 2017-1 Class M1
10/25/2047	4.077%	6,568,000	6,564,926
Ellington Financial Mortgage Trust(a),(c),(f),(g)
CMO Series 2018-1 Class M1
10/25/2058	4.874%	6,475,000	6,474,353
GCAT LLC(a)
CMO Series 2018-1 Class A1
06/25/2048	3.844%	7,542,385	7,497,930
CMO Series 2018-2 Class A1
06/26/2023	4.090%	11,381,781	11,354,957
Homeward Opportunities Fund I Trust(a)
CMO Subordinated Series 2018-1 Class B1
06/25/2048	5.295%	7,000,000	6,999,438
Legacy Mortgage Asset Trust(a)
CMO Series 2017-GS1 Class A2
01/25/2057	3.500%	11,000,000	10,666,249

The accompanying Notes to Financial Statements are an integral part of this statement.
8	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
MFA LLC(a)
CMO Series 2018-NPL2 Class A1
07/25/2048	4.164%	9,248,351	9,212,856
New Residential Mortgage LLC(a)
CMO Series 2018-FNT1 Class F
05/25/2023	5.570%	17,209,661	17,133,895
CMO Series 2018-FNT2 Class F
07/25/2054	5.950%	8,985,665	8,971,257
Subordinated, CMO Series 2018-FNT1 Class D
05/25/2023	4.690%	7,098,985	7,059,096
Subordinated, CMO Series 2018-FNT1 Class E
05/25/2023	4.890%	2,028,282	2,024,199
New Residential Mortgage Loan Trust(a),(g),(h)
CMO Series 2014-1A Class AIO
01/25/2054	2.289%	12,212,949	514,330
New Residential Mortgage Loan Trust(a)
CMO Series 2018-NQM1 Class M1
11/25/2048	4.621%	4,500,000	4,558,361
NRZ Excess Spread-Collateralized Notes(a)
Series 2018-PLS1 Class D
01/25/2023	4.374%	7,990,917	7,924,203
Subordinated, CMO Series 2018-PLS2 Class D
02/25/2023	4.593%	2,052,819	2,039,120
Oaktown Re Ltd.(a),(b)
CMO Series 2017-1A Class M1
1-month USD LIBOR + 2.250% 04/25/2027	4.565%	1,243,923	1,248,118
PNMAC GMSR Issuer Trust(a),(b)
CMO Series 2018-GT1 Class A
1-month USD LIBOR + 2.850% 02/25/2023	5.165%	10,879,000	10,902,883
CMO Series 2018-GT2 Class A
1-month USD LIBOR + 2.650% 08/25/2025	4.965%	10,000,000	10,027,558
Preston Ridge Partners Mortgage LLC(a)
CMO Series 2017-2A Class A2
09/25/2022	5.000%	12,000,000	11,888,704
CMO Series 2018-2A Class A2
08/25/2023	5.000%	6,000,000	5,860,444
Preston Ridge Partners Mortgage LLC(a),(g)
CMO Series 2017-3A Class A2
11/25/2022	5.000%	6,000,000	5,896,636
PRPM LLC(a),(g)
CMO Series 2018-3A Class A1
10/25/2023	4.483%	6,910,976	6,902,460
RCO Mortgage LLC(a),(g)
CMO Series 2017-1 Class A1
08/25/2022	3.375%	1,972,065	1,959,097
Residential Mortgage-Backed Securities - Non-Agency (continued)
Issuer	Coupon Rate	Principal Amount ($)	Value ($)
CMO Series 2017-1 Class A2
08/25/2022	5.125%	8,100,000	8,126,341
RCO Trust(a),(c),(f),(g)
CMO Series 2018-VFS1 Class M1
12/26/2053	5.101%	5,835,000	5,835,000
RCO V Mortgage LLC(a)
CMO Series 2018-1 Class A1
05/25/2023	4.000%	8,983,073	8,961,092
RCO V Mortgage LLC(a),(g)
CMO Series 2018-2 Class A1
10/25/2023	4.458%	3,989,802	3,989,792
Starwood Mortgage Residential Trust(a),(g)
CMO Series 2018-IMC1 Class M1
03/25/2048	4.589%	3,000,000	2,999,754
Vericrest Opportunity Loan Transferee LXIX LLC(a)
CMO Series 2018-NPL5 Class A1B
08/25/2048	4.704%	6,900,000	6,865,553
Vericrest Opportunity Loan Transferee LXX LLC(a),(g)
CMO Series 2018-NPL6 Class A1B
09/25/2048	4.557%	12,500,000	12,500,005
Vericrest Opportunity Loan Transferee LXXI LLC(a)
CMO Series 2018-NPL7 Class A1B
09/25/2048	4.262%	16,000,000	15,873,035
Vericrest Opportunity Loan Transferee LXXIII LLC(a),(g)
CMO Series 2018-NPL9 Class A1B
10/25/2048	4.985%	7,000,000	7,011,376
Verus Securitization Trust(a),(g)
CMO Series 2017-2A Class B1
07/25/2047	3.700%	6,200,000	6,029,556
CMO Series 2018-INV1 Class A3
03/25/2058	4.059%	865,889	864,710
Subordinated, CMO Series 2018-3 Class M1
10/25/2058	4.595%	6,000,000	6,069,625
Total Residential Mortgage-Backed Securities - Non-Agency (Cost $390,171,811)			389,230,278

Options Purchased Calls 0.1%
Value ($)
(Cost $443,750)	491,225

The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	9

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Money Market Funds 3.5%
	Shares	Value ($)
Columbia Short-Term Cash Fund, 2.364%(j),(k)	29,553,340	29,550,385
Total Money Market Funds (Cost $29,550,385)		29,550,385
Total Investments in Securities (Cost: $1,484,912,955)		1,480,260,451
Other Assets & Liabilities, Net		(643,148,179)
Net Assets		837,112,272
At November 30, 2018, securities and/or cash totaling $7,949,913 were pledged as collateral.
Investments in derivatives
Short futures contracts
Description	Number of contracts	Expiration date	Trading currency	Notional amount	Value/Unrealized appreciation ($)	Value/Unrealized depreciation ($)
U.S. Treasury 10-Year Note	(1,202)	03/2019	USD	(142,936,695)	—	(395,942)
U.S. Treasury 5-Year Note	(1,810)	03/2019	USD	(205,488,142)	—	(258,731)
Total					—	(654,673)

Call option contracts purchased
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Cost ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	250,000,000	250,000,000	2.50	05/14/2019	443,750	491,225

Call option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(290,000,000)	(290,000,000)	3.00	1/04/2019	(848,250)	(1,027,615)
10-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(250,000,000)	(250,000,000)	2.90	1/30/2019	(750,000)	(705,800)
3-Year OTC interest rate swap with Citi to receive 3-Month USD LIBOR BBA and pay exercise rate	Citi	USD	(275,000,000)	(275,000,000)	2.75	2/20/2019	(811,250)	(235,318)
3-Year OTC interest rate swap with Morgan Stanley to receive 3-Month USD LIBOR BBA and pay exercise rate	Morgan Stanley	USD	(275,000,000)	(275,000,000)	2.75	2/22/2019	(852,500)	(248,682)
Total							(3,262,000)	(2,217,415)

Put option contracts written
Description	Counterparty	Trading currency	Notional amount	Number of contracts	Exercise price/Rate	Expiration date	Premium received ($)	Value ($)
10-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(110,000,000)	(110,000,000)	3.25	02/28/2019	(591,250)	(452,793)
10-Year OTC interest rate swap with Morgan Stanley to receive exercise rate and pay 3-Month USD LIBOR BBA	Morgan Stanley	USD	(200,000,000)	(200,000,000)	3.10	12/04/2018	(1,140,000)	(82,320)
5-Year OTC interest rate swap with Citi to receive exercise rate and pay 3-Month USD LIBOR BBA	Citi	USD	(250,000,000)	(250,000,000)	3.10	12/10/2018	(725,000)	(42,225)
Total							(2,456,250)	(577,338)

The accompanying Notes to Financial Statements are an integral part of this statement.
10	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Credit default swap contracts - buy protection
Reference entity	Counterparty	Maturity date	Pay fixed rate (%)	Payment frequency	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	15,000,000	1,115,010	(7,500)	1,044,465	—	63,045	—
Markit CMBX North America Index, Series 10 BBB-	JPMorgan	11/17/2059	3.000	Monthly	USD	1,000,000	74,334	(500)	63,330	—	10,504	—
Markit CMBX North America Index, Series 11 BBB-	JPMorgan	11/18/2054	3.000	Monthly	USD	4,500,000	375,204	(2,250)	305,823	—	67,131	—
Total							1,564,548	(10,250)	1,413,618	—	140,680	—

Credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Periodic payments receivable (payable) ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CMBX North America Index, Series 7 BBB-	JPMorgan	01/17/2047	3.000	Monthly	4.601	USD	2,000,000	(130,938)	1,000	—	(165,794)	35,856	—
Markit CMBX North America Index, Series 6 BBB-	Morgan Stanley	05/11/2063	3.000	Monthly	7.826	USD	5,000,000	(742,574)	2,500	—	(680,853)	—	(59,221)
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	4.601	USD	2,550,000	(166,945)	1,275	—	(242,882)	77,212	—
Markit CMBX North America Index, Series 7 BBB-	Morgan Stanley	01/17/2047	3.000	Monthly	4.601	USD	5,000,000	(327,344)	2,500	—	(312,652)	—	(12,192)
Total								(1,367,801)	7,275	—	(1,402,181)	113,068	(71,413)

*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Cleared credit default swap contracts - sell protection
Reference entity	Counterparty	Maturity date	Receive fixed rate (%)	Payment frequency	Implied credit spread (%)*	Notional currency	Notional amount	Value ($)	Upfront payments ($)	Upfront receipts ($)	Unrealized appreciation ($)	Unrealized depreciation ($)
Markit CDX North America High Yield Index, Series 31	Morgan Stanley	12/20/2023	5.000	Quarterly	3.926	USD	27,595,000	191,158	—	—	191,158	—
*	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	11

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Notes to Portfolio of Investments
(a)	Represents privately placed and other securities and instruments exempt from SEC registration (collectively, private placements), such as Section 4(a)(2) and Rule 144A eligible securities, which are often sold only to qualified institutional buyers. The Fund may invest in private placements determined to be liquid as well as those determined to be illiquid. Private placements may be determined to be liquid under guidelines established by the Fund’s Board of Trustees. At November 30, 2018, the total value of these securities amounted to $700,749,092, which represents 83.71% of total net assets.
(b)	Variable rate security. The interest rate shown was the current rate as of November 30, 2018.
(c)	Valuation based on significant unobservable inputs.
(d)	Zero coupon bond.
(e)	Represents shares owned in the residual interest of an asset-backed securitization.
(f)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees. At November 30, 2018, the total value of these securities amounted to $30,864,083, which represents 3.69% of total net assets.
(g)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of November 30, 2018.
(h)	Represents interest only securities which have the right to receive the monthly interest payments on an underlying pool of mortgage loans.
(i)	Represents a security purchased on a when-issued basis.
(j)	The rate shown is the seven-day current annualized yield at November 30, 2018.
(k)	As defined in the Investment Company Act of 1940, an affiliated company is one in which the Fund owns 5% or more of the company’s outstanding voting securities, or a company which is under common ownership or control with the Fund. Holdings and transactions in these affiliated companies during the period ended November 30, 2018 are as follows:

Issuer	Beginning shares	Shares purchased	Shares sold	Ending shares	Realized gain (loss) — affiliated issuers ($)	Net change in unrealized appreciation (depreciation) — affiliated issuers ($)	Dividends — affiliated issuers ($)	Value — affiliated issuers at end of period ($)
Columbia Short-Term Cash Fund, 2.364%
	20,207,881	411,868,306	(402,522,847)	29,553,340	(5,114)	(2,021)	286,670	29,550,385
Abbreviation Legend
CMO	Collateralized Mortgage Obligation
STRIPS	Separate Trading of Registered Interest and Principal Securities
Currency Legend
USD	US Dollar
Fair value measurements
The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset’s or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.
Fair value inputs are summarized in the three broad levels listed below:
■	Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.
■	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
■	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).
Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Investment Manager, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.
The accompanying Notes to Financial Statements are an integral part of this statement.
12	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
Certain investments that have been measured at fair value using the net asset value (NAV) per share (or its equivalent) are not categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to reconcile the fair value hierarchy to the amounts presented in the Portfolio of Investments. The Columbia Short-Term Cash Fund seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal. Columbia Short-Term Cash Fund prices its shares with a floating NAV and no longer seeks to maintain a stable NAV.
Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models may rely on one or more significant unobservable inputs and/or significant assumptions by the Investment Manager. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.
Under the direction of the Fund’s Board of Trustees (the Board), the Investment Manager’s Valuation Committee (the Committee) is responsible for overseeing the valuation procedures approved by the Board. The Committee consists of voting and non-voting members from various groups within the Investment Manager’s organization, including operations and accounting, trading and investments, compliance, risk management and legal.
The Committee meets at least monthly to review and approve valuation matters, which may include a description of specific valuation determinations, data regarding pricing information received from approved pricing vendors and brokers and the results of Board-approved valuation control policies and procedures (the Policies). The Policies address, among other things, instances when market quotations are or are not readily available, including recommendations of third party pricing vendors and a determination of appropriate pricing methodologies; events that require specific valuation determinations and assessment of fair value techniques; securities with a potential for stale pricing, including those that are illiquid, restricted, or in default; and the effectiveness of third party pricing vendors, including periodic reviews of vendors. The Committee meets more frequently, as needed, to discuss additional valuation matters, which may include the need to review back-testing results, review time-sensitive information or approve related valuation actions. The Committee reports to the Board, with members of the Committee meeting with the Board at each of its regularly scheduled meetings to discuss valuation matters and actions during the period, similar to those described earlier.
For investments categorized as Level 3, the Committee monitors information similar to that described above, which may include: (i) data specific to the issuer or comparable issuers, (ii) general market or specific sector news and (iii) quoted prices and specific or similar security transactions. The Committee considers this data and any changes from prior periods in order to assess the reasonableness of observable and unobservable inputs, any assumptions or internal models used to value those securities and changes in fair value. This data is also used to corroborate, when available, information received from approved pricing vendors and brokers. Various factors impact the frequency of monitoring this information (which may occur as often as daily). However, the Committee may determine that changes to inputs, assumptions and models are not required as a result of the monitoring procedures performed.
The following table is a summary of the inputs used to value the Fund’s investments at November 30, 2018:
	Level 1 quoted prices in active markets for identical assets ($)	Level 2 other significant observable inputs ($)	Level 3 significant unobservable inputs ($)	Investments measured at net asset value ($)	Total ($)
Investments in Securities
Asset-Backed Securities — Non-Agency	—	137,137,991	34,579,987	—	171,717,978
Commercial Mortgage-Backed Securities - Non-Agency	—	139,800,836	—	—	139,800,836
Residential Mortgage-Backed Securities - Agency	—	745,500,999	3,968,750	—	749,469,749
Residential Mortgage-Backed Securities - Non-Agency	—	344,108,396	45,121,882	—	389,230,278
Options Purchased Calls	—	491,225	—	—	491,225
Money Market Funds	—	—	—	29,550,385	29,550,385
Total Investments in Securities	—	1,367,039,447	83,670,619	29,550,385	1,480,260,451
Investments in Derivatives
Asset
Swap Contracts	—	444,906	—	—	444,906
Liability
Futures Contracts	(654,673)	—	—	—	(654,673)
Options Contracts Written	—	(2,794,753)	—	—	(2,794,753)
Swap Contracts	—	(71,413)	—	—	(71,413)
Total	(654,673)	1,364,618,187	83,670,619	29,550,385	1,477,184,518
See the Portfolio of Investments for all investment classifications not indicated in the table.
The Fund’s assets assigned to the Level 2 input category are generally valued using the market approach, in which a security’s value is determined through reference to prices and information from market transactions for similar or identical assets.
Futures contracts and swap contracts are valued at unrealized appreciation (depreciation).
There were no transfers of financial assets between Levels 1 and 2 during the period.
Financial assets were transferred from Level 2 to Level 3 due to utilizing a single market quotation from a broker dealer. As a result, management concluded that the market input(s) were generally unobservable.
Financial assets were transferred from Level 3 to Level 2 as observable market inputs were utilized and management determined.
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	13

Portfolio of Investments  (continued)
November 30, 2018 (Unaudited)
Fair value measurements  (continued)
Transfers between levels are determined based on the fair value at the beginning of the period for security positions held throughout the period.
The following table is a reconciliation of Level 3 assets for which significant observable and unobservable inputs were used to determine fair value:
Investments in securities	Balance as of 05/31/2018 ($)	Increase (decrease) in accrued discounts/ premiums ($)	Realized gain (loss) ($)	Change in unrealized appreciation (depreciation)(a) ($)	Purchases ($)	Sales ($)	Transfers into Level 3 ($)	Transfers out of Level 3 ($)	Balance as of 11/30/2018 ($)
Asset-Backed Securities — Non-Agency	10,617,083	24,829	-	(1,322,226)	12,368,801	-	12,891,500	-	34,579,987
Commercial Mortgage-Backed Securities — Non-Agency	10,010,000	-	-	-	-	-	-	(10,010,000)	-
Residential Mortgage-Backed Securities — Agency	-	(2,661)	-	26,099	3,945,312	-	-	-	3,968,750
Residential Mortgage-Backed Securities — Non-Agency	13,880,015	1	14,110	(206,294)	45,314,066	(1,485,814)	-	(12,394,202)	45,121,882
Total	34,507,098	22,169	14,110	(1,502,421)	61,628,179	(1,485,814)	12,891,500	(22,404,202)	83,670,619
(a) Change in unrealized appreciation (depreciation) relating to securities held at November 30, 2018 was $(1,488,309), which is comprised of Asset-Backed Securities — Non-Agency of $(1,322,226), Residential Mortgage-Backed Securities — Agency of $26,099 and Residential Mortgage-Backed Securities — Non-Agency of $(192,182).
The Fund’s assets assigned to the Level 3 category are valued utilizing the valuation technique deemed the most appropriate in the circumstances. Certain residential and asset backed securities classified as Level 3 securities are valued using the market approach and utilize single market quotations from broker dealers which may have included, but were not limited to, observable transactions for identical or similar assets in the market and the distressed nature of the security. The appropriateness of fair values for these securities is monitored on an ongoing basis which may include results of back testing, manual price reviews and other control procedures. Significant increases (decreases) to any of these inputs would result in a significantly higher (lower) valuation measurement.
The accompanying Notes to Financial Statements are an integral part of this statement.
14	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Statement of Assets and Liabilities
November 30, 2018 (Unaudited)
Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,454,918,820)	$1,450,218,841
Affiliated issuers (cost $29,550,385)	29,550,385
Options purchased (cost $443,750)	491,225
Cash collateral held at broker for:
Other (a)	3,053,000
Margin deposits on:
Futures contracts	3,470,445
Swap contracts	1,426,468
Unrealized appreciation on swap contracts	253,748
Upfront payments on swap contracts	1,413,618
Receivable for:
Capital shares sold	7,440,559
Dividends	45,660
Interest	3,536,793
Expense reimbursement due from Investment Manager	1,649
Prepaid expenses	2,788
Other assets	46,864
Total assets	1,500,952,043
Liabilities
Option contracts written, at value (premiums received $5,718,250)	2,794,753
Due to custodian	130,470
Unrealized depreciation on swap contracts	71,413
Upfront receipts on swap contracts	1,402,181
Payable for:
Investments purchased	2,616,062
Investments purchased on a delayed delivery basis	655,718,785
Capital shares purchased	648,094
Variation margin for futures contracts	225,594
Variation margin for swap contracts	71,900
Management services fees	14,672
Distribution and/or service fees	1,384
Transfer agent fees	64,365
Compensation of board members	18,442
Compensation of chief compliance officer	50
Other expenses	61,606
Total liabilities	663,839,771
Net assets applicable to outstanding capital stock	$837,112,272
Represented by
Paid in capital	833,499,340
Total distributable earnings (loss)	3,612,932
Total - representing net assets applicable to outstanding capital stock	$837,112,272
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	15

Statement of Assets and Liabilities  (continued)
November 30, 2018 (Unaudited)
Class A
Net assets	$131,549,222
Shares outstanding	13,208,725
Net asset value per share	$9.96
Maximum sales charge	3.00%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge for Class A shares)	$10.27
Advisor Class
Net assets	$86,308,908
Shares outstanding	8,675,466
Net asset value per share	$9.95
Class C
Net assets	$18,165,750
Shares outstanding	1,825,208
Net asset value per share	$9.95
Institutional Class
Net assets	$343,531,777
Shares outstanding	34,515,576
Net asset value per share	$9.95
Institutional 2 Class
Net assets	$74,426,981
Shares outstanding	7,482,650
Net asset value per share	$9.95
Institutional 3 Class
Net assets	$183,119,683
Shares outstanding	18,398,537
Net asset value per share	$9.95
Class T
Net assets	$9,951
Shares outstanding	1,000
Net asset value per share	$9.95
Maximum sales charge	2.50%
Maximum offering price per share (calculated by dividing the net asset value per share by 1.0 minus the maximum sales charge per transaction for Class T shares)	$10.21

(a)	Includes collateral related to options purchased, options contracts written and swap contracts..
The accompanying Notes to Financial Statements are an integral part of this statement.
16	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Statement of Operations
Six Months Ended November 30, 2018 (Unaudited)
Net investment income
Income:
Dividends — unaffiliated issuers	$2,872,940
Dividends — affiliated issuers	286,670
Interest	14,240,719
Total income	17,400,329
Expenses:
Management services fees	2,048,638
Distribution and/or service fees
Class A	137,598
Class C	54,664
Class T	13
Transfer agent fees
Class A	67,761
Advisor Class	34,221
Class C	6,754
Institutional Class	117,087
Institutional 2 Class	22,894
Institutional 3 Class	6,794
Class T	5
Compensation of board members	8,594
Custodian fees	18,835
Printing and postage fees	35,223
Registration fees	78,070
Audit fees	26,745
Legal fees	6,500
Interest on collateral	17,137
Compensation of chief compliance officer	50
Other	7,575
Total expenses	2,695,158
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(234,996)
Total net expenses	2,460,162
Net investment income	14,940,167
Realized and unrealized gain (loss) — net
Net realized gain (loss) on:
Investments — unaffiliated issuers	(4,529,378)
Investments — affiliated issuers	(5,114)
Futures contracts	(1,002,828)
Options contracts written	750,000
Swap contracts	(179,601)
Net realized loss	(4,966,921)
Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated issuers	1,790,422
Investments — affiliated issuers	(2,021)
Futures contracts	(23,097)
Options purchased	47,475
Options contracts written	2,923,497
Swap contracts	274,804
Net change in unrealized appreciation (depreciation)	5,011,080
Net realized and unrealized gain	44,159
Net increase in net assets resulting from operations	$14,984,326
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	17

Statement of Changes in Net Assets
	Six Months Ended November 30, 2018 (Unaudited)	Year Ended May 31, 2018
Operations
Net investment income	$14,940,167	$15,341,076
Net realized gain (loss)	(4,966,921)	3,577,985
Net change in unrealized appreciation (depreciation)	5,011,080	(3,148,663)
Net increase in net assets resulting from operations	14,984,326	15,770,398
Distributions to shareholders
Net investment income and net realized gains
Class A	(2,059,970)
Advisor Class	(1,147,005)
Class C	(169,630)
Institutional Class	(4,041,341)
Institutional 2 Class	(1,530,699)
Institutional 3 Class	(3,693,217)
Class T	(178)
Net investment income
Class A		(447,683)
Advisor Class		(321,295)
Class C		(91,186)
Institutional Class		(1,143,529)
Institutional 2 Class		(302,572)
Institutional 3 Class		(9,130,211)
Class T		(381)
Net realized gains
Class A		(216,508)
Advisor Class		(153,873)
Class C		(92,476)
Institutional Class		(786,740)
Institutional 2 Class		(2,025)
Institutional 3 Class		(6,290,053)
Class T		(335)
Total distributions to shareholders	(12,642,040)	(18,978,867)
Increase in net assets from capital stock activity	427,731,307	119,190,117
Total increase in net assets	430,073,593	115,981,648
Net assets at beginning of period	407,038,679	291,057,031
Net assets at end of period	$837,112,272	$407,038,679
Undistributed net investment income	$8,184,999	$5,886,872
The accompanying Notes to Financial Statements are an integral part of this statement.
18	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Statement of Changes in Net Assets   (continued)
	Six Months Ended		Year Ended
	November 30, 2018 (Unaudited)		May 31, 2018
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A
Subscriptions	7,539,322	74,884,496	7,027,332	69,188,842
Distributions reinvested	207,948	2,059,792	67,990	663,475
Redemptions	(1,616,888)	(16,021,859)	(507,610)	(5,006,353)
Net increase	6,130,382	60,922,429	6,587,712	64,845,964
Advisor Class
Subscriptions	6,993,457	69,349,718	2,834,409	27,884,998
Distributions reinvested	115,955	1,146,789	48,675	474,428
Redemptions	(1,377,449)	(13,609,444)	(548,394)	(5,420,923)
Net increase	5,731,963	56,887,063	2,334,690	22,938,503
Class C
Subscriptions	1,379,713	13,668,866	433,785	4,270,783
Distributions reinvested	17,128	169,489	18,870	183,021
Redemptions	(160,247)	(1,579,572)	(59,336)	(584,520)
Net increase	1,236,594	12,258,783	393,319	3,869,284
Institutional Class
Subscriptions	30,034,919	297,636,795	5,742,304	56,550,910
Distributions reinvested	398,475	3,941,757	188,745	1,835,211
Redemptions	(2,370,948)	(23,437,114)	(1,177,136)	(11,652,963)
Net increase	28,062,446	278,141,438	4,753,913	46,733,158
Institutional 2 Class
Subscriptions	6,210,431	61,607,920	4,838,459	47,485,546
Distributions reinvested	154,559	1,529,599	30,975	303,853
Redemptions	(3,717,458)	(36,598,054)	(39,173)	(385,390)
Net increase	2,647,532	26,539,465	4,830,261	47,404,009
Institutional 3 Class
Subscriptions	158,595	1,576,254	200,740	1,970,329
Distributions reinvested	373,038	3,693,020	1,583,720	15,419,504
Redemptions	(1,243,355)	(12,287,145)	(8,446,370)	(83,990,634)
Net decrease	(711,722)	(7,017,871)	(6,661,910)	(66,600,801)
Total net increase	43,097,195	427,731,307	12,237,985	119,190,117
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	19

Financial Highlights
The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total return assumes reinvestment of all dividends and distributions, if any. Total return does not reflect payment of sales charges, if any. Total return and portfolio turnover are not annualized for periods of less than one year. The portfolio turnover rate is calculated without regard to purchase and sales transactions of short-term instruments and certain derivatives, if any. If such transactions were included, the Fund’s portfolio turnover rate may be higher.
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class A
Six Months Ended 11/30/2018 (Unaudited)	$9.93	0.22	(0.01) (c)	0.21	(0.18)	—	(0.18)
Year Ended 5/31/2018	$10.12	0.49	0.04	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.38	0.52	0.90	(0.34)	(0.13)	(0.47)
Year Ended 5/31/2016	$10.05	0.38	(0.30)	0.08	(0.34)	(0.10)	(0.44)
Year Ended 5/31/2015	$10.02	0.39	0.09	0.48	(0.35)	(0.10)	(0.45)
Year Ended 5/31/2014(f)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$9.92	0.24	(0.02) (c)	0.22	(0.19)	—	(0.19)
Year Ended 5/31/2018	$10.11	0.54	0.01	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.46	0.91	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.41	(0.32)	0.09	(0.36)	(0.10)	(0.46)
Year Ended 5/31/2015	$10.02	0.44	0.07	0.51	(0.37)	(0.10)	(0.47)
Year Ended 5/31/2014(f)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)
Class C
Six Months Ended 11/30/2018 (Unaudited)	$9.93	0.19	(0.03) (c)	0.16	(0.14)	—	(0.14)
Year Ended 5/31/2018	$10.12	0.44	0.01	0.45	(0.30)	(0.34)	(0.64)
Year Ended 5/31/2017	$9.69	0.34	0.48	0.82	(0.26)	(0.13)	(0.39)
Year Ended 5/31/2016	$10.05	0.30	(0.30)	0.00 (g)	(0.26)	(0.10)	(0.36)
Year Ended 5/31/2015	$10.02	0.31	0.09	0.40	(0.27)	(0.10)	(0.37)
Year Ended 5/31/2014(f)	$10.00	0.01	0.01	0.02	(0.00) (g)	—	(0.00) (g)
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$9.93	0.24	(0.03) (c)	0.21	(0.19)	—	(0.19)
Year Ended 5/31/2018	$10.12	0.53	0.02	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.48	0.44	0.92	(0.36)	(0.13)	(0.49)
Year Ended 5/31/2016	$10.06	0.39	(0.30)	0.09	(0.36)	(0.10)	(0.46)
Year Ended 5/31/2015	$10.02	0.39	0.12	0.51	(0.37)	(0.10)	(0.47)
Year Ended 5/31/2014(f)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.92	0.23	(0.01) (c)	0.22	(0.19)	—	(0.19)
Year Ended 5/31/2018	$10.11	0.52	0.03	0.55	(0.40)	(0.34)	(0.74)
Year Ended 5/31/2017	$9.69	0.45	0.47	0.92	(0.37)	(0.13)	(0.50)
Year Ended 5/31/2016	$10.06	0.40	(0.30)	0.10	(0.37)	(0.10)	(0.47)
Year Ended 5/31/2015	$10.02	0.39	0.13	0.52	(0.38)	(0.10)	(0.48)
Year Ended 5/31/2014(f)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.93	0.24	(0.02) (c)	0.22	(0.20)	—	(0.20)
Year Ended 5/31/2018	$10.12	0.55	0.01	0.56	(0.41)	(0.34)	(0.75)
Year Ended 5/31/2017(h)	$9.87	0.16	0.18	0.34	(0.09)	—	(0.09)
The accompanying Notes to Financial Statements are an integral part of this statement.
20	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class A
Six Months Ended 11/30/2018 (Unaudited)	$9.96	2.12%	1.08% (d),(e)	1.01% (d),(e)	4.48% (d)	238%	$131,549
Year Ended 5/31/2018	$9.93	5.53%	1.12%	1.00%	5.12%	716%	$70,299
Year Ended 5/31/2017	$10.12	9.50%	1.10%	1.00%	3.80%	739%	$4,964
Year Ended 5/31/2016	$9.69	0.83%	1.16%	1.00%	3.95%	743%	$7,023
Year Ended 5/31/2015	$10.05	4.88%	1.21%	1.00%	4.08%	829%	$1,718
Year Ended 5/31/2014(f)	$10.02	0.29%	1.24% (d)	1.00% (d)	1.79% (d)	56%	$10
Advisor Class
Six Months Ended 11/30/2018 (Unaudited)	$9.95	2.25%	0.84% (d),(e)	0.76% (d),(e)	4.81% (d)	238%	$86,309
Year Ended 5/31/2018	$9.92	5.79%	0.86%	0.75%	5.52%	716%	$29,201
Year Ended 5/31/2017	$10.11	9.67%	0.85%	0.75%	4.55%	739%	$6,157
Year Ended 5/31/2016	$9.69	0.98%	0.92%	0.75%	4.22%	743%	$2,848
Year Ended 5/31/2015	$10.06	5.24%	0.94%	0.75%	4.44%	829%	$3,071
Year Ended 5/31/2014(f)	$10.02	0.30%	1.05% (d)	0.75% (d)	2.04% (d)	56%	$10
Class C
Six Months Ended 11/30/2018 (Unaudited)	$9.95	1.63%	1.84% (d),(e)	1.76% (d),(e)	3.83% (d)	238%	$18,166
Year Ended 5/31/2018	$9.93	4.74%	1.85%	1.75%	4.44%	716%	$5,842
Year Ended 5/31/2017	$10.12	8.69%	1.85%	1.75%	3.43%	739%	$1,975
Year Ended 5/31/2016	$9.69	0.07%	1.91%	1.75%	3.17%	743%	$1,070
Year Ended 5/31/2015	$10.05	4.09%	1.98%	1.75%	3.16%	829%	$50
Year Ended 5/31/2014(f)	$10.02	0.24%	2.05% (d)	1.75% (d)	1.05% (d)	56%	$10
Institutional Class
Six Months Ended 11/30/2018 (Unaudited)	$9.95	2.14%	0.84% (d),(e)	0.76% (d),(e)	4.90% (d)	238%	$343,532
Year Ended 5/31/2018	$9.93	5.80%	0.85%	0.75%	5.44%	716%	$64,054
Year Ended 5/31/2017	$10.12	9.78%	0.86%	0.75%	4.92%	739%	$17,188
Year Ended 5/31/2016	$9.69	0.98%	0.90%	0.75%	4.07%	743%	$3,494
Year Ended 5/31/2015	$10.06	5.24%	1.03%	0.75%	3.96%	829%	$41
Year Ended 5/31/2014(f)	$10.02	0.30%	1.08% (d)	0.75% (d)	2.21% (d)	56%	$12
Institutional 2 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.95	2.27%	0.76% (d),(e)	0.70% (d),(e)	4.70% (d)	238%	$74,427
Year Ended 5/31/2018	$9.92	5.84%	0.83%	0.71%	5.44%	716%	$47,960
Year Ended 5/31/2017	$10.11	9.76%	0.80%	0.69%	4.55%	739%	$49
Year Ended 5/31/2016	$9.69	1.09%	0.79%	0.65%	4.09%	743%	$45
Year Ended 5/31/2015	$10.06	5.34%	0.90%	0.65%	3.91%	829%	$10
Year Ended 5/31/2014(f)	$10.02	0.31%	0.89% (d)	0.65% (d)	2.14% (d)	56%	$10
Institutional 3 Class
Six Months Ended 11/30/2018 (Unaudited)	$9.95	2.19%	0.71% (d),(e)	0.65% (d),(e)	4.75% (d)	238%	$183,120
Year Ended 5/31/2018	$9.93	5.90%	0.75%	0.65%	5.55%	716%	$189,672
Year Ended 5/31/2017(h)	$10.12	3.50%	0.76% (d)	0.65% (d)	6.57% (d)	739%	$260,713
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	21

Financial Highlights  (continued)
	Net asset value, beginning of period	Net investment income	Net realized and unrealized gain (loss)	Total from investment operations	Distributions from net investment income	Distributions from net realized gains	Total distributions to shareholders
Class T
Six Months Ended 11/30/2018 (Unaudited)	$9.92	0.22	(0.01) (c)	0.21	(0.18)	—	(0.18)
Year Ended 5/31/2018	$10.11	0.51	0.02	0.53	(0.38)	(0.34)	(0.72)
Year Ended 5/31/2017	$9.69	0.40	0.49	0.89	(0.34)	(0.13)	(0.47)
Year Ended 5/31/2016	$10.05	0.39	(0.31)	0.08	(0.34)	(0.10)	(0.44)
Year Ended 5/31/2015	$10.02	0.36	0.12	0.48	(0.35)	(0.10)	(0.45)
Year Ended 5/31/2014(f)	$10.00	0.02	0.01	0.03	(0.01)	—	(0.01)

Notes to Financial Highlights
(a)	In addition to the fees and expenses that the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of any other funds in which it invests. Such indirect expenses are not included in the Fund’s reported expense ratios.
(b)	Total net expenses include the impact of certain fee waivers/expense reimbursements made by the Investment Manager and certain of its affiliates, if applicable.
(c)	Calculation of the net gain (loss) per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized gain (loss) presented in the Statement of Operations due to the timing of subscriptions and redemptions of Fund shares in relation to fluctuations in the market value of the portfolio.
(d)	Annualized.
(e)	Ratios include interest on collateral expense. For the periods indicated below, if interest on collateral expense had been excluded, expenses would have been lower by:

Class	11/30/2018	5/31/2018
Class A	0.01%	—%
Advisor Class	0.01%	—%
Class C	0.01%	—%
Institutional Class	0.01%	—%
Institutional 2 Class	less than 0.01%	—%
Institutional 3 Class	less than 0.01%	—%
Class T	less than 0.01%	—%

(f)	The Fund commenced operations on April 30, 2014. Per share data and total return reflect activity from that date.
(g)	Rounds to zero.
(h)	Institutional 3 Class shares commenced operations on March 1, 2017. Per share data and total return reflect activity from that date.
The accompanying Notes to Financial Statements are an integral part of this statement.
22	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Financial Highlights  (continued)
	Net asset value, end of period	Total return	Total gross expense ratio to average net assets(a)	Total net expense ratio to average net assets(a),(b)	Net investment income ratio to average net assets	Portfolio turnover	Net assets, end of period (000’s)
Class T
Six Months Ended 11/30/2018 (Unaudited)	$9.95	2.12%	1.07% (d),(e)	1.00% (d),(e)	4.40% (d)	238%	$10
Year Ended 5/31/2018	$9.92	5.54%	1.09%	0.99%	5.20%	716%	$10
Year Ended 5/31/2017	$10.11	9.41%	1.09%	0.99%	4.01%	739%	$10
Year Ended 5/31/2016	$9.69	0.83%	1.16%	1.00%	3.94%	743%	$10
Year Ended 5/31/2015	$10.05	4.87%	1.30%	1.00%	3.56%	829%	$10
Year Ended 5/31/2014(f)	$10.02	0.29%	1.30% (d)	1.00% (d)	1.79% (d)	56%	$10
The accompanying Notes to Financial Statements are an integral part of this statement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	23

Notes to Financial Statements
November 30, 2018 (Unaudited)
Note 1. Organization
Columbia Mortgage Opportunities Fund (the Fund), a series of Columbia Funds Series Trust II (the Trust), is a non-diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.
Fund shares
The Trust may issue an unlimited number of shares (without par value). Although all share classes generally have identical voting, dividend and liquidation rights, each share class votes separately when required by the Trust’s organizational documents or by law. Different share classes pay different distribution amounts to the extent the expenses of such share classes differ, and distributions in liquidation will be proportional to the net asset value of each share class. Each share class has its own expense and sales charge structure. The Fund offers each of the share classes identified below.
Class A shares are subject to a maximum front-end sales charge of 3.00% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months after purchase, charged as follows: 1.00% CDSC if redeemed within 12 months after purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.
Advisor Class shares are not subject to sales charges and are generally available only to omnibus retirement plans and certain investors as described in the Fund’s prospectus.
Class C shares are subject to a 1.00% CDSC on shares redeemed within 12 months after purchase. Effective July 1, 2018, Class C shares automatically convert to Class A shares of the same Fund in the month of or the month following the 10-year anniversary of the Class C shares purchase date.
Institutional Class shares are not subject to sales charges and are generally available only to eligible investors, which are subject to different investment minimums as described in the Fund’s prospectus.
Institutional 2 Class shares are not subject to sales charges and are generally available only to investors purchasing through authorized investment professionals and omnibus retirement plans as described in the Fund’s prospectus.
Institutional 3 Class shares are not subject to sales charges and are available to institutional and certain other investors as described in the Fund’s prospectus.
Class T shares are subject to a maximum front-end sales charge of 2.50% per transaction and must be purchased through financial intermediaries that, by written agreement with Columbia Management Investment Distributors, Inc., are specifically authorized to sell Class T shares. Effective at the close of business on December 14, 2018, Class T shares merged, in a tax-free transaction, into Class A shares of the Fund and are no longer offered for sale.
Note 2. Summary of significant accounting policies
Basis of preparation
The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services - Investment Companies (ASC 946). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (GAAP), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
24	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Security valuation
Asset- and mortgage-backed securities are generally valued by pricing services, which utilize pricing models that incorporate the securities’ cash flow and loan performance data. These models also take into account available market data, including trades, market quotations, and benchmark yield curves for identical or similar securities. Factors used to identify similar securities may include, but are not limited to, issuer, collateral type, vintage, prepayment speeds, collateral performance, credit ratings, credit enhancement and expected life. Asset-backed securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quote from an approved independent broker-dealer.
Investments in open-end investment companies, including money market funds, are valued at their latest net asset value.
Futures and options on futures contracts are valued based upon the settlement price at the close of regular trading on their principal exchanges or, in the absence of transactions, at the mean of the latest quoted bid and ask prices.
Option contracts are valued at the mean of the latest quoted bid and ask prices on their primary exchanges. Option contracts, including over-the-counter option contracts, with no readily available market quotations are valued using quotes obtained from independent brokers as of the close of the New York Stock Exchange.
Swap transactions are valued through an independent pricing service or broker, or if neither is available, through an internal model based upon observable inputs.
Investments for which market quotations are not readily available, or that have quotations which management believes are not reflective of market value or reliable, are valued at fair value as determined in good faith under procedures approved by and under the general supervision of the Board of Trustees. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the quoted or published price for the security.
The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine fair value.
GAAP requires disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category. This information is disclosed following the Fund’s Portfolio of Investments.
Derivative instruments
The Fund invests in certain derivative instruments, as detailed below, to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more securities, currencies, commodities, indices, or other assets or instruments. Derivatives may be used to increase investment flexibility (including to maintain cash reserves while maintaining desired exposure to certain assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligations under the terms of the contract, the potential for an illiquid secondary market (making it difficult for the Fund to sell or terminate, including at favorable prices) and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities. The notional amounts of derivative instruments, if applicable, are not recorded in the financial statements.
A derivative instrument may suffer a marked-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform its obligations under the contract. The Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund and the amount of any variation margin held by the counterparty, plus any replacement costs or related amounts. With exchange-traded or centrally cleared derivatives, there is reduced counterparty credit risk to the Fund since the clearinghouse or central counterparty (CCP) provides some protection in the case of clearing member default. The clearinghouse or CCP stands between the buyer and the seller of the contract; therefore, additional counterparty credit risk is failure of the clearinghouse or CCP. However,
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	25

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
credit risk still exists in exchange-traded or centrally cleared derivatives with respect to initial and variation margin that is held in a broker’s customer account. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s customers (including the Fund), potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or similar agreement with its derivatives contract counterparties. An ISDA Master Agreement is an agreement between the Fund and a counterparty that governs over-the-counter derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset or netting in bankruptcy, insolvency or other events.
Collateral (margin) requirements differ by type of derivative. Margin requirements are established by the clearinghouse or CCP for exchange-traded and centrally cleared derivatives. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract specific for over-the-counter derivatives. For over-the-counter derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any variation margin currently pledged by the Fund and/or the counterparty. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund may also pay interest expense on cash collateral received from the broker. Any interest expense paid by the Fund is shown on the Statement of Operations. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
Certain ISDA Master Agreements allow counterparties of over-the-counter derivatives transactions to terminate derivatives contracts prior to maturity in the event the Fund’s net asset value declines by a stated percentage over a specified time period or if the Fund fails to meet certain terms of the ISDA Master Agreement, which would cause the Fund to accelerate payment of any net liability owed to the counterparty. The Fund also has termination rights if the counterparty fails to meet certain terms of the ISDA Master Agreement. In determining whether to exercise such termination rights, the Fund would consider, in addition to counterparty credit risk, whether termination would result in a net liability owed from the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
Futures contracts
Futures contracts are exchange-traded and represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold futures contracts to manage the duration and yield curve exposure of the Fund versus the benchmark and to manage exposure to movements in interest rates. These instruments may be used for other purposes in future periods. Upon entering into futures contracts, the Fund bears risks that it may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.
Upon entering into a futures contract, the Fund deposits cash or securities with the broker, known as a futures commission merchant (FCM), in an amount sufficient to meet the initial margin requirement. The initial margin deposit must be maintained at an established level over the life of the contract. Cash deposited as initial margin is recorded in the Statement of Assets and Liabilities as margin deposits. Securities deposited as initial margin are designated in the Portfolio of Investments. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are
26	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.
Options contracts
Options are contracts which entitle the holder to purchase or sell securities or other identified assets at a specified price, or in the case of index option contracts, to receive or pay the difference between the index value and the strike price of the index option contract. Option contracts can be either exchange-traded or over-the-counter. The Fund purchased and wrote option contracts to manage exposure to fluctuations in interest rates and to manage convexity risk. These instruments may be used for other purposes in future periods. Completion of transactions for option contracts traded in the over-the-counter market depends upon the performance of the other party. Cash collateral may be collected or posted by the Fund to secure certain over-the-counter option contract trades. Cash collateral held or posted by the Fund for such option contract trades must be returned to the broker or the Fund upon closure, exercise or expiration of the contract.
Options contracts purchased are recorded as investments. When the Fund writes an options contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the option written. Changes in the fair value of the written option are recorded as unrealized appreciation or depreciation until the contract is exercised or has expired. The Fund will realize a gain or loss when the option contract is closed or expires. When option contracts are exercised, the proceeds on sales for a written call or purchased put option contract, or the purchase cost for a written put or purchased call option contract, is adjusted by the amount of premium received or paid.
For over-the-counter options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Option contracts written by the Fund do not typically give rise to significant counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform. The risk in writing a call option contract is that the Fund gives up the opportunity for profit if the market price of the security increases above the strike price and the option contract is exercised. The risk in writing a put option contract is that the Fund may incur a loss if the market price of the security decreases below the strike price and the option contract is exercised. Exercise of a written option could result in the Fund purchasing or selling a security or foreign currency when it otherwise would not, or at a price different from the current market value. In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market.
Interest rate swaption contracts
Interest rate swaption contracts entered into by the Fund typically represent an option that gives the purchaser the right, but not the obligation, to enter into an interest rate swap contract on a future date. Each interest rate swaption agreement will specify if the buyer is entitled to receive the fixed or floating rate if the interest rate is exercised. Changes in the value of a purchased interest rate swaption contracts are reported as unrealized appreciation or depreciation on options in the Statement of Assets and Liabilities. Gain or loss is recognized in the Statement of Operations when the interest rate swaption contract is closed or expires.
When the Fund writes an interest rate swaption contract, the premium received is recorded as an asset and an amount equivalent to the premium is recorded as a liability in the Statement of Assets and Liabilities and is subsequently adjusted to reflect the current fair value of the interest rate swaption contract written. Premiums received from writing interest rate swaption contracts that expire unexercised are recorded by the Fund on the expiration date as realized gains from options written in the Statement of Operations. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as realized gain, or if the premium is less than the amount paid for the closing purchase, as realized loss. These amounts are reflected as net realized gain (loss) on options written in the Statement of Operations.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	27

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Swap contracts
Swap contracts are negotiated in the over-the-counter market and may be entered into as a bilateral contract or centrally cleared (centrally cleared swap contract). In a centrally cleared swap contract, immediately following execution of the swap contract with a broker, the swap contract is novated to a central counterparty (the CCP) and the CCP becomes the Fund’s counterparty to the centrally cleared swap contract. The Fund is required to deposit initial margin with the futures commission merchant (FCM), which pledges it through to the CCP in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap contract. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is recorded in the Statement of Assets and Liabilities as margin deposits. Unlike a bilateral swap contract, for centrally cleared swap contracts, the Fund has minimal credit exposure to the FCM because the CCP stands between the Fund and the relevant buyer/seller on the other side of the contract. Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swap contracts, if any, is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities.
Entering into these contracts involves, to varying degrees, elements of interest, liquidity and counterparty credit risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there may be unfavorable changes in interest rates, market conditions or other conditions, that it may be difficult to initiate a swap transaction or liquidate a position at an advantageous time or price which may result in significant losses, and that the FCM or CCP may not fulfill its obligation under the contract.
Credit default swap contracts
The Fund entered into credit default swap contracts to increase or decrease its credit exposure to an index and to manage credit risk exposure. These instruments may be used for other purposes in future periods. Credit default swap contracts are agreements in which one party pays fixed periodic payments to a counterparty in consideration for an agreement from the counterparty to make a specific payment should a specified credit event(s) take place. Although specified credit events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium.
As the purchaser of a credit default swap contract, the Fund purchases protection by paying a periodic interest rate on the notional amount to the counterparty. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized loss upon payment. If a credit event as specified in the contract occurs, the Fund may have the option either to deliver the reference obligation to the seller in exchange for a cash payment of its par amount, or to receive a net cash settlement equal to the par amount less an agreed-upon value of the reference obligation as of the date of the credit event. The difference between the value of the obligation or cash delivered and the notional amount received will be recorded as a realized gain (loss).
As the seller of a credit default swap contract, the Fund sells protection to a buyer and will generally receive a periodic interest rate on a notional amount. The interest amount is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as a realized gain upon receipt of the payment. If a credit event as specified in the contract with the counterparty occurs, the Fund may either be required to accept the reference obligation from the buyer in exchange for a cash payment of its notional amount, or to pay the buyer a net cash settlement equal to the notional amount less an agreed-upon value of the reference obligation (recovery value) as of the date of the credit event. The difference between the value of the obligation or cash received and the notional amount paid will be recorded as a realized gain (loss). The maximum potential amount of undiscounted future payments the Fund could be required to make as the seller of protection under a credit default swap contract is equal to the notional amount of the reference obligation. These potential amounts may be partially offset by any recovery values of the respective reference obligations or upfront receipts upon entering into the agreement. The notional amounts and market values of all credit default swap contracts in which the Fund is the seller of protection, if any, are disclosed in the Credit Default Swap Contracts Outstanding schedule following the Portfolio of Investments.
28	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
As a protection seller, the Fund bears the risk of loss from the credit events specified in the contract with the counterparty. For credit default swap contracts on credit indices, quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
Any upfront payments or receipts by the Fund upon entering into a credit default swap contract is recorded as an asset or liability, respectively, and amortized daily as a component of realized gain (loss) in the Statement of Operations. Credit default swap contracts are valued daily, and the change in value is recorded as unrealized appreciation (depreciation) until the termination of the swap, at which time a realized gain (loss) is recorded.
Credit default swap contracts can involve greater risks than if a fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to counterparty credit risk, leverage risk, hedging risk, correlation risk and liquidity risk.
Effects of derivative transactions in the financial statements
The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund, including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; and the impact of derivative transactions over the period in the Statement of Operations, including realized and unrealized gains (losses). The derivative instrument schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.
The following table is a summary of the fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) at November 30, 2018:
	Asset derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized appreciation on swap contracts	444,906*
Credit risk	Upfront payments on swap contracts	1,413,618
Interest rate risk	Investments, at value — Options purchased	491,225
Total		2,349,749

	Liability derivatives
Risk exposure category	Statement of assets and liabilities location	Fair value ($)
Credit risk	Component of total distributable earnings (loss) — unrealized depreciation on swap contracts	71,413*
Credit risk	Upfront receipts on swap contracts	1,402,181
Interest rate risk	Component of total distributable earnings (loss) — unrealized depreciation on futures contracts	654,673*
Interest rate risk	Options contracts written, at value	2,794,753
Total		4,923,020

*	Includes cumulative appreciation (depreciation) as reported in the tables following the Portfolio of Investments. Only the current day’s variation margin is reported in receivables or payables in the Statement of Assets and Liabilities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	29

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
The following table indicates the effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) in the Statement of Operations for the six months ended November 30, 2018:
Amount of realized gain (loss) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	(179,601)	(179,601)
Interest rate risk	(1,002,828)	750,000	—	(252,828)
Total	(1,002,828)	750,000	(179,601)	(432,429)

Change in unrealized appreciation (depreciation) on derivatives recognized in income
Risk exposure category	Futures contracts ($)	Options contracts written ($)	Options contracts purchased ($)	Swap contracts ($)	Total ($)
Credit risk	—	—	—	274,804	274,804
Interest rate risk	(23,097)	2,923,497	47,475	—	2,947,875
Total	(23,097)	2,923,497	47,475	274,804	3,222,679
The following table is a summary of the average outstanding volume by derivative instrument for the six months ended November 30, 2018:
Derivative instrument	Average notional amounts ($)*
Futures contracts — long	49,031,297
Futures contracts — short	263,623,160
Credit default swap contracts — buy protection	41,750,000
Credit default swap contracts — sell protection	23,347,500

Derivative instrument	Average value ($)*
Options contracts — purchased	245,613
Options contracts — written	(2,172,436)

*	Based on the ending quarterly outstanding amounts for the six months ended November 30, 2018.
Asset- and mortgage-backed securities
The Fund may invest in asset-backed and mortgage-backed securities. The maturity dates shown represent the original maturity of the underlying obligation. Actual maturity may vary based upon prepayment activity on these obligations. All, or a portion, of the obligation may be prepaid at any time because the underlying asset may be prepaid. As a result, decreasing market interest rates could result in an increased level of prepayment. An increased prepayment rate will have the effect of shortening the maturity of the security. Unless otherwise noted, the coupon rates presented are fixed rates.
Delayed delivery securities
The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” or "forward commitment" basis. This may increase risk to the Fund since the other party to the transaction may fail to deliver, which could cause the Fund to subsequently invest at less advantageous prices. The Fund designates cash or liquid securities in an amount equal to the delayed delivery commitment.
To be announced securities
The Fund may trade securities on a To Be Announced (TBA) basis. As with other delayed-delivery transactions, a seller agrees to issue a TBA security at a future date. However, the seller does not specify the particular securities to be delivered. Instead, the Fund agrees to accept any security that meets specified terms.
30	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
In some cases, Master Securities Forward Transaction Agreements (MSFTAs) may be used to govern transactions of certain forward-settling agency mortgage-backed securities, such as delayed-delivery and TBAs, between the Fund and counterparty. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral relating to such transactions.
Mortgage dollar roll transactions
The Fund may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar but not identical securities (same type, coupon and maturity) on a specified future date. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund will benefit because it receives negotiated amounts in the form of reductions of the purchase price for the future purchase plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. The Fund records the incremental difference between the forward purchase and sale of each forward roll as a realized gain or loss. Unless any realized gains exceed the income, capital appreciation, and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared to what the performance would have been without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund identifies cash or liquid securities in an amount equal to the forward purchase price.
For financial reporting and tax purposes, the Fund treats “to be announced” mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. These transactions may increase the Fund’s portfolio turnover rate. The Fund does not currently enter into mortgage dollar rolls that are accounted for as financing transactions.
Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase may decline below the repurchase price, or that the counterparty may default on its obligations.
Interest only and principal only securities
The Fund may invest in Interest Only (IO) or Principal Only (PO) securities. IOs are stripped securities entitled to receive all of the security’s interest, but none of its principal. IOs are particularly sensitive to changes in interest rates and therefore subject to greater fluctuations in price than typical interest bearing debt securities. IOs are also subject to credit risk because the Fund may not receive all or part of the interest payments if the issuer, obligor, guarantor or counterparty defaults on its obligation. Payments received for IOs are included in interest income on the Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statement of Operations. POs are stripped securities entitled to receive the principal from the underlying obligation, but not the interest. POs are particularly sensitive to changes in interest rates and therefore are subject to fluctuations in price. POs are also subject to credit risk because the Fund may not receive all or part of its principal if the issuer, obligor, guarantor or counterparty defaults on its obligation. The Fund may also invest in IO or PO stripped mortgage-backed securities. Payments received for POs are treated as reductions to the cost and par value of the securities.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	31

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Offsetting of assets and liabilities
The following table presents the Fund’s gross and net amount of assets and liabilities available for offset under netting arrangements as well as any related collateral received or pledged by the Fund as of November 30, 2018:
	Citi ($)	JPMorgan ($)	Morgan Stanley ($) (a)	Morgan Stanley ($) (a)	Total ($)
Assets
Options purchased calls	491,225	-	-	-	491,225
OTC credit default swap contracts (b)	-	1,554,298	-	-	1,554,298
Total assets	491,225	1,554,298	-	-	2,045,523
Liabilities
Centrally cleared credit default swap contracts (c)	-	-	71,900	-	71,900
Options contracts written	2,463,751	-	-	331,002	2,794,753
OTC credit default swap contracts (b)	-	129,938	-	1,230,588	1,360,526
Total liabilities	2,463,751	129,938	71,900	1,561,590	4,227,179
Total financial and derivative net assets	(1,972,526)	1,424,360	(71,900)	(1,561,590)	(2,181,656)
Total collateral received (pledged) (d)	(1,192,000)	1,424,360	(71,900)	(1,561,590)	(1,401,130)
Net amount (e)	(780,526)	-	-	-	(780,526)

(a)	Exposure can only be netted across transactions governed under the same master agreement with the same legal entity.
(b)	Over-the-Counter (OTC) swap contracts are presented at market value plus periodic payments receivable (payable), which is comprised of unrealized appreciation, unrealized depreciation, upfront payments and upfront receipts.
(c)	Centrally cleared swaps are included within payable/receivable for variation margin on the Statement of Assets and Liabilities.
(d)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(e)	Represents the net amount due from/(to) counterparties in the event of default.
Security transactions
Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.
Income recognition
Interest income is recorded on an accrual basis. Market premiums and discounts, including original issue discounts, are amortized and accreted, respectively, over the expected life of the security on all debt securities, unless otherwise noted. The Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as adjustments to interest income.
The Fund may place a debt security on non-accrual status and reduce related interest income when it becomes probable that the interest will not be collected and the amount of uncollectible interest can be reasonably estimated. A defaulted debt security is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
Dividend income is recorded on the ex-dividend date.
Expenses
General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.
Determination of class net asset value
All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.
32	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Federal income tax status
The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its investment company taxable income and net capital gain, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its ordinary income, capital gain net income and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.
Distributions to shareholders
Distributions from net investment income, if any, are declared and paid monthly. Net realized capital gains, if any, are distributed at least annually. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.
Guarantees and indemnifications
Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust or its funds. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.
Recent accounting pronouncements
Accounting Standards Update 2017-08 Premium Amortization on Purchased Callable Debt Securities
In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08 Premium Amortization on Purchased Callable Debt Securities. ASU No. 2017-08 updates the accounting standards to shorten the amortization period for certain purchased callable debt securities, held at a premium, to be amortized to the earliest call date. The update applies to securities with explicit, noncontingent call features that are callable at fixed prices and on preset dates. The standard is effective for annual periods beginning after December 15, 2018 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.
Accounting Standards Update 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement
In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2018-13 Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and the policy for the timing of transfers between levels. The standard is effective for annual periods beginning after December 15, 2019 and interim periods within those fiscal years. At this time, management is evaluating the implication of this guidance and the impact it will have on the financial statement disclosures, if any.
Note 3. Fees and other transactions with affiliates
Management services fees
The Fund has entered into a Management Agreement with Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). Under the Management Agreement, the Investment Manager provides the Fund with investment research and advice, as well as administrative and accounting services. The management services fee is an annual fee that is equal to a percentage of the Fund’s daily net assets that declines from 0.650% to 0.535% as the Fund’s net assets increase. The annualized effective management services fee rate for the six months ended November 30, 2018 was 0.649% of the Fund’s average daily net assets.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	33

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Compensation of board members
Members of the Board of Trustees who are not officers or employees of the Investment Manager or Ameriprise Financial are compensated for their services to the Fund as disclosed in the Statement of Operations. Under a Deferred Compensation Plan (the Plan), these members of the Board of Trustees may elect to defer payment of up to 100% of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of certain funds managed by the Investment Manager. The Fund’s liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan. All amounts payable under the Plan constitute a general unsecured obligation of the Fund.
Compensation of Chief Compliance Officer
The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. As disclosed in the Statement of Operations, a portion of the Chief Compliance Officer’s total compensation is allocated to the Fund, along with other allocations to affiliated funds governed by the Board of Trustees, based on relative net assets.
Transfer agency fees
Under a Transfer and Dividend Disbursing Agent Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with DST Asset Manager Solutions, Inc. (DST) to serve as sub-transfer agent. The Transfer Agent pays the fees of DST for services as sub-transfer agent and DST is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees).
The Fund pays the Transfer Agent a monthly transfer agency fee based on the number or the average value of accounts, depending on the type of account. In addition, the Fund pays the Transfer Agent a fee for shareholder services based on the number of accounts or on a percentage of the average aggregate value of the Fund’s shares maintained in omnibus accounts up to the lesser of the amount charged by the financial intermediary or a cap established by the Board of Trustees from time to time.
The Transfer Agent also receives compensation from the Fund for various shareholder services and reimbursements for certain out-of-pocket fees. Total transfer agency fees for Institutional 2 Class and Institutional 3 Class shares are subject to an annual limitation of not more than 0.07% and 0.02%, respectively, of the average daily net assets attributable to each share class.
For the six months ended November 30, 2018, the Fund’s annualized effective transfer agency fee rates as a percentage of average daily net assets of each class were as follows:
Effective rate (%)
Class A	0.12
Advisor Class	0.12
Class C	0.12
Institutional Class	0.12
Institutional 2 Class	0.06
Institutional 3 Class	0.01
Class T	0.11
An annual minimum account balance fee of $20 may apply to certain accounts with a value below the applicable share class’s initial minimum investment requirements to reduce the impact of small accounts on transfer agency fees. These minimum account balance fees are remitted to the Fund and recorded as part of expense reductions in the Statement of Operations. For the six months ended November 30, 2018, no minimum account balance fees were charged by the Fund.
34	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Distribution and service fees
The Fund has entered into an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Under a Plan and Agreement of Distribution, the Fund pays a fee at the maximum annual rates of up to 0.25%, 1.00% and 0.25% of the Fund’s average daily net assets attributable to Class A, Class C and Class T shares, respectively. For Class C shares, of the 1.00% fee, up to 0.75% can be reimbursed for distribution expenses and up to an additional 0.25% can be reimbursed for shareholder servicing expenses. For Class T shares, of the 0.25% can be reimbursed for distribution and/or shareholder servicing expenses.
The amount of distribution and shareholder services expenses incurred by the Distributor and not yet reimbursed (unreimbursed expense) was approximately $77,000 for Class C shares. This amount is based on the most recent information available as of September 30, 2018, and may be recovered from future payments under the distribution plan or CDSCs. To the extent the unreimbursed expense has been fully recovered, the distribution and/or shareholder services fee is reduced.
Sales charges
Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares for the six months ended November 30, 2018, if any, are listed below:
Amount ($)
Class A	211,717
Class C	1,325
Expenses waived/reimbursed by the Investment Manager and its affiliates
The Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below) for the period(s) disclosed below, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rate(s) as a percentage of the class’ average daily net assets:
	October 1, 2018 through September 30, 2019	Prior to October 1, 2018
Class A	1.00%	1.00%
Advisor Class	0.75	0.75
Class C	1.75	1.75
Institutional Class	0.75	0.75
Institutional 2 Class	0.70	0.71
Institutional 3 Class	0.65	0.65
Class T	1.00	1.00
Under the agreement governing these fee waivers and/or expense reimbursement arrangements, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange-traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, infrequent and/or unusual expenses and any other expenses the exclusion of which is specifically approved by the Board of Trustees. This agreement may be modified or amended only with approval from the Investment Manager, certain of its affiliates and the Fund. Any fees waived and/or expenses reimbursed under the expense reimbursement arrangements described above are not recoverable by the Investment Manager or its affiliates in future periods.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	35

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Note 4. Federal tax information
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP because of temporary or permanent book to tax differences.
At November 30, 2018, the approximate cost of all investments for federal income tax purposes and the aggregate gross approximate unrealized appreciation and depreciation based on that cost was:
Federal tax cost ($)	Gross unrealized appreciation ($)	Gross unrealized (depreciation) ($)	Net unrealized (depreciation) ($)
1,486,327,000	13,928,000	(15,938,000)	(2,010,000)
Tax cost of investments and unrealized appreciation/(depreciation) may also include timing differences that do not constitute adjustments to tax basis.
Management of the Fund has concluded that there are no significant uncertain tax positions in the Fund that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.
Note 5. Portfolio information
The cost of purchases and proceeds from sales of securities, excluding short-term investments and derivatives, if any, aggregated to $3,187,431,037 and $2,329,689,219, respectively, for the six months ended November 30, 2018, of which $2,642,551,391 and $2,170,228,172, respectively, were U.S. government securities. The amount of purchase and sale activity impacts the portfolio turnover rate reported in the Financial Highlights.
Note 6. Affiliated money market fund
The Fund invests in Columbia Short-Term Cash Fund, an affiliated money market fund established for the exclusive use by the Fund and other affiliated funds (the Affiliated MMF). The income earned by the Fund from such investments is included as Dividends - affiliated issuers in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of the Affiliated MMF. The Affiliated MMF prices its shares with a floating net asset value. In addition, the Board of Trustees of the Affiliated MMF may impose a fee on redemptions (sometimes referred to as a liquidity fee) or temporarily suspend redemptions (sometimes referred to as imposing a redemption gate) in the event its liquidity falls below regulatory limits.
Note 7. Interfund lending
Pursuant to an exemptive order granted by the Securities and Exchange Commission, the Fund participates in a program (the Interfund Program) allowing each participating Columbia Fund (each, a Participating Fund) to lend money directly to and, except for closed-end funds and money market funds, borrow money directly from other Participating Funds for temporary purposes. The amounts eligible for borrowing and lending under the Interfund Program are subject to certain restrictions.
Interfund loans are subject to the risk that the borrowing fund could be unable to repay the loan when due, and a delay in repayment to the lending fund could result in lost opportunities and/or additional lending costs. The exemptive order is subject to conditions intended to mitigate conflicts of interest arising from the Investment Manager’s relationship with each Participating Fund.
The Fund did not borrow or lend money under the Interfund Program during the six months ended November 30, 2018.
Note 8. Line of credit
The Fund has access to a revolving credit facility with a syndicate of banks led by Citibank, N.A., HSBC Bank USA, N.A. and JPMorgan Chase Bank, N.A. whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility, which is a collective agreement between the Fund and certain other
36	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
funds managed by the Investment Manager or an affiliated investment manager, severally and not jointly, permits collective borrowings up to $1 billion. Interest is charged to each participating fund based on its borrowings at a rate equal to the higher of (i) the federal funds effective rate, (ii) the one-month LIBOR rate and (iii) the overnight bank funding rate, plus in each case, 1.00%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the unused amount of the credit facility at a rate of 0.15% per annum. The commitment fee is included in other expenses in the Statement of Operations. This agreement expires annually in December unless extended or renewed.
The Fund had no borrowings during the six months ended November 30, 2018.
Note 9. Significant risks
Credit risk
Credit risk is the risk that the value of debt securities in the Fund’s portfolio may decline because the issuer may default and fail to pay interest or repay principal when due. Rating agencies assign credit ratings to debt securities to indicate their credit risk. Lower rated or unrated debt securities held by the Fund may present increased credit risk as compared to higher-rated debt securities.
Derivatives risk
Losses involving derivative instruments may be substantial, because a relatively small price movement in the underlying security(ies), commodity, currency or index or other instrument or asset may result in a substantial loss for the Fund. In addition to the potential for increased losses, the use of derivative instruments may lead to increased volatility within the Fund. Derivatives will typically increase the Fund’s exposure to principal risks to which it is otherwise exposed, and may expose the Fund to additional risks, including correlation risk, counterparty risk, hedging risk, leverage risk and liquidity risk.
High-yield investments risk
Securities and other debt instruments held by the Fund that are rated below investment grade (commonly called "high-yield" or "junk" bonds) and unrated debt instruments of comparable quality expose the Fund to a greater risk of loss of principal and income than a fund that invests solely or primarily in investment grade securities. In addition, these investments have greater price fluctuations, are less liquid and are more likely to experience a default than higher-rated debt instruments. High-yield debt instruments are considered to be predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal.
Interest rate risk
Interest rate risk is the risk of losses attributable to changes in interest rates. In general, if prevailing interest rates rise, the values of debt securities tend to fall, and if interest rates fall, the values of debt securities tend to rise. Actions by governments and central banking authorities can result in increases in interest rates. Increasing interest rates may negatively affect the value of debt securities held by the Fund, resulting in a negative impact on the Fund’s performance and net asset value per share. In general, the longer the maturity or duration of a debt security, the greater its sensitivity to changes in interest rates.
Liquidity risk
Liquidity risk is the risk associated with a lack of marketability of investments which may make it difficult to sell the investment at a desirable time or price. Changing regulatory, market or other conditions or environments (for example, the interest rate or credit environments) may adversely affect the liquidity of the Fund’s investments. The Fund may have to accept a lower selling price for the holding, sell other investments, or forego another, more appealing investment opportunity. Generally, the less liquid the market at the time the Fund sells a portfolio investment, the greater the risk of loss or decline of value to the Fund. A less liquid market can lead to an increase in Fund redemptions, which may negatively impact Fund performance and net asset value per share, including, for example, if the Fund is forced to sell securities in a down market.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	37

Notes to Financial Statements  (continued)
November 30, 2018 (Unaudited)
Mortgage- and other asset-backed securities risk
The value of any mortgage-backed and other asset-backed securities held by the Fund may be affected by, among other things, changes or perceived changes in: interest rates; factors concerning the interests in and structure of the issuer or the originator of the mortgages or other assets; the creditworthiness of the entities that provide any supporting letters of credit, surety bonds or other credit enhancements; or the market’s assessment of the quality of underlying assets. Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of a particular U.S. Government agency, authority, enterprise or instrumentality, and some, but not all, are also insured or guaranteed by the U.S. Government. Mortgage-backed securities issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers) may entail greater risk than obligations guaranteed by the U.S. Government. Mortgage- and other asset-backed securities are subject to prepayment risk, which is the possibility that the underlying mortgage or other asset may be refinanced or prepaid prior to maturity during periods of declining or low interest rates, causing the Fund to have to reinvest the money received in securities that have lower yields. Rising or high interest rates tend to extend the duration of mortgage- and other asset-backed securities, making their prices more volatile and more sensitive to changes in interest rates.
Non-diversification risk
A non-diversified fund is permitted to invest a greater percentage of its total assets in fewer issuers than a diversified fund. The Fund may, therefore, have a greater risk of loss from a few issuers than a similar fund that invests more broadly.
Shareholder concentration risk
At November 30, 2018, two unaffiliated shareholders of record owned 23.2% of the outstanding shares of the Fund in one or more accounts. The Fund has no knowledge about whether any portion of those shares was owned beneficially. Affiliated shareholders of record owned 38.1% of the outstanding shares of the Fund in one or more accounts. Subscription and redemption activity by concentrated accounts may have a significant effect on the operations of the Fund. In the case of a large redemption, the Fund may be forced to sell investments at inopportune times, including its liquid positions, which may result in Fund losses and the Fund holding a higher percentage of less liquid positions. Large redemptions could result in decreased economies of scale and increased operating expenses for non-redeeming Fund shareholders.
Note 10. Subsequent events
Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.
Note 11. Information regarding pending and settled legal proceedings
Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Fund is not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund. Ameriprise Financial is required to make quarterly (10-Q), annual (10-K) and, as necessary, 8-K filings with the Securities and Exchange Commission (SEC) on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.
There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased Fund redemptions, reduced sale of Fund shares or other adverse consequences to the Fund. Further, although we believe proceedings are not likely to have a material adverse effect on the Fund or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Fund, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.
38	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Approval of Management Agreement
Columbia Management Investment Advisers, LLC (Columbia Threadneedle or the Investment Manager, and together with its domestic and global affiliates, Columbia Threadneedle Investments), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), serves as the investment manager to Columbia Mortgage Opportunities Fund (the Fund). Under a management agreement (the Management Agreement), Columbia Threadneedle provides investment advice and other services to the Fund and other funds distributed by Columbia Management Investment Distributors, Inc. (collectively, the Funds).
On an annual basis, the Fund’s Board of Trustees (the Board), including the independent Board members (the Independent Trustees), considers renewal of the Management Agreement. Columbia Threadneedle prepared detailed reports for the Board and its Contracts Committee in November 2017 and February, March, April and June 2018, including reports providing the results of analyses performed by an independent organization, Broadridge Financial Solutions, Inc. (Broadridge), and a comprehensive response to items of information requested by independent legal counsel to the Independent Trustees (Independent Legal Counsel) in a letter to the Investment Manager, to assist the Board in making this determination. Many of the materials presented at these meetings were first supplied in draft form to designated independent Board representatives, i.e., Independent Legal Counsel, Fund Counsel, the Chair of the Board (who is an Independent Trustee) and the Chair of the Contracts Committee (who is an Independent Trustee), and the final materials were revised to include information reflective of discussion and subsequent requests made by the Contracts Committee. In addition, throughout the year, the Board (or its committees) regularly meets with portfolio management teams and senior management personnel and reviews information prepared by Columbia Threadneedle addressing the services Columbia Threadneedle provides and Fund performance. The Board also accords appropriate weight to the work, deliberations and conclusions of the various committees, such as the Contracts Committee, the Investment Review Committee, the Audit Committee and the Compliance Committee in determining whether to continue the Management Agreement.
The Board, at its June 18-20, 2018 in-person Board meeting (the June Meeting), considered the renewal of the Management Agreement for an additional one-year term. At the June Meeting, Independent Legal Counsel reviewed with the Independent Trustees various factors relevant to the Board’s consideration of management agreements and the Board’s legal responsibilities related to such consideration. Following an analysis and discussion of the factors identified below, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Nature, extent and quality of services provided by Columbia Threadneedle
The Board analyzed various reports and presentations it had received detailing the services performed by Columbia Threadneedle, as well as its history, reputation, expertise, resources and capabilities, and the qualifications of its personnel.
The Board specifically considered the many developments during recent years concerning the services provided by Columbia Threadneedle, including, in particular, the organization and depth of the equity and credit research departments and the various technological enhancements that have been made or are anticipated. The Board further observed the enhancements to the investment risk management department’s processes, systems and oversight, as well as planned 2018 initiatives in this regard. The Board also took into account the broad scope of services provided by Columbia Threadneedle to each Fund, including, among other services, investment, risk and compliance oversight. The Board also took into account the information it received concerning Columbia Threadneedle’s ability to attract and retain key portfolio management personnel and that it has sufficient resources to provide competitive and adequate compensation to investment personnel.
In connection with the Board’s evaluation of the overall package of services provided by Columbia Threadneedle, the Board also considered the nature, quality and range of administrative services provided to the Fund by Columbia Threadneedle, as well as the achievements in 2017 in the performance of administrative services, and noted the various enhancements anticipated for 2018. In evaluating the quality of services provided under the Management Agreement, the Board also took into account the organization and strength of the Fund’s and its service providers’ compliance programs. In addition, the Board reviewed the financial condition of Columbia Threadneedle and its affiliates and each entity’s ability to carry out its responsibilities under the Management Agreement and the Fund’s other service agreements with affiliates of Ameriprise Financial, observing the financial strength of Ameriprise Financial, with its strong cash position and solid balance sheet.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	39

Approval of Management Agreement  (continued)
The Board also discussed the acceptability of the terms of the Management Agreement (including the relatively broad scope of services required to be performed by Columbia Threadneedle), noting that no material changes are proposed from the form of agreement previously approved. They also noted the wide array of legal and compliance services provided to the Funds under the Management Agreement. It was also observed that the services being performed under the Management Agreement were of a reasonably high quality.
Based on the foregoing, and based on other information received (both oral and written, including the information on investment performance referenced below) and other considerations, the Board concluded that Columbia Threadneedle and its affiliates are in a position to continue to provide a high quality and level of services to the Fund.
Investment performance
For purposes of evaluating the nature, extent and quality of services provided under the Management Agreement, the Board carefully reviewed the investment performance of the Fund. In this regard, the Board considered detailed reports providing the results of analyses performed by an independent organization showing, for various periods, including since manager inception, the performance of the Fund, the performance of a benchmark index, the percentage ranking of the Fund among its comparison group, the product score of the Fund (taking into account performance relative to peers and benchmarks) and the net assets of the Fund. The Board observed that the Fund’s investment performance met expectations.
Comparative fees, costs of services provided and the profits realized by Columbia Threadneedle and its affiliates from their relationships with the Fund
The Board reviewed comparative fees and the costs of services provided under the Management Agreement. The Board members considered detailed comparative information set forth in an annual report on fees and expenses, including, among other things, data (based on analyses conducted by an independent organization) showing a comparison of the Fund’s expenses with median expenses paid by funds in its comparative peer universe, as well as data showing the Fund’s contribution to Columbia Threadneedle’s profitability.
The Board considered the reports of its independent fee consultant, JDL Consultants, LLC (JDL), which assisted in the Board’s analysis of the Funds’ performance and expenses, the reasonableness of the Funds’ fee rates, and JDL’s conclusion that the management fees being charged to the Fund are reasonable. The Board accorded particular weight to the notion that the level of fees should generally reflect a rational pricing model applied consistently across the various product lines in the Fund family, while assuring that the overall fees for each Fund (with certain defined exceptions) are generally in line with the "pricing philosophy" currently in effect (i.e., that Fund total expense ratios, in general, approximate or are lower than median expense ratios of funds in an agreed upon Lipper or customized comparison universe). The Board took into account that the Fund’s total expense ratio (after considering proposed expense caps/waivers) was below the peer universe’s median expense ratio shown in the reports. Based on its review, the Board concluded that the Fund’s management fee was fair and reasonable in light of the extent and quality of services that the Fund receives.
The Board also considered the profitability of Columbia Threadneedle and its affiliates in connection with Columbia Threadneedle providing management services to the Fund. In this regard, the Independent Trustees referred to their detailed analysis of the Profitability Report, discussing the profitability to Columbia Threadneedle and Ameriprise Financial from managing, operating and distributing the Funds. The Board considered that in 2017 the Board had concluded that 2016 profitability was reasonable and that Columbia Threadneedle generated 2017 profitability that only increased slightly from 2016 levels. It also took into account the indirect economic benefits flowing to Columbia Threadneedle or its affiliates in connection with managing or distributing the Funds, such as the enhanced ability to offer various other financial products to Ameriprise Financial customers, soft dollar benefits and overall reputational advantages. The Board noted that the fees paid by the Fund should permit the Investment Manager to offer competitive compensation to its personnel, make necessary investments in its business and earn an appropriate profit. The Board concluded that profitability levels were reasonable.
40	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

Approval of Management Agreement  (continued)
Economies of scale to be realized
The Board also considered the economies of scale that might be realized by Columbia Threadneedle as the Fund grows and took note of the extent to which Fund shareholders might also benefit from such growth. In this regard, the Board took into account that management fees decline as Fund assets exceed various breakpoints, all of which have not been surpassed. The Board concluded that the breakpoints in the management fee rate schedule satisfactorily provides for the sharing of economies of scale, as they allow for adequate opportunity for shareholders to realize benefits (fee breaks) as Fund assets grow.
Based on the foregoing, the Board, including all of the Independent Trustees, concluded that the management fees were fair and reasonable in light of the extent and quality of services provided. In reaching this conclusion, no single factor was determinative. On June 20, 2018, the Board, including all of the Independent Trustees, approved the renewal of the Management Agreement.
Columbia Mortgage Opportunities Fund | Semiannual Report 2018	41

Additional information
The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800.345.6611 and additional reports will be sent to you.
Proxy voting policies and procedures
The policy of the Board of Trustees is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling 800.345.6611; contacting your financial intermediary; visiting columbiathreadneedleus.com/investor/; or searching the website of the Securities and Exchange Commission (SEC) at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31st for the most recent 12-month period ending June 30th of that year, and is available without charge by visiting columbiathreadneedleus.com/investor/, or searching the website of the SEC at sec.gov.
Quarterly schedule of investments
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q or Form N-PORT (available for filings after March 31, 2019). The Fund’s Form N-Q or Form N-PORT is available on the SEC’s website at sec.gov. The Fund’s complete schedule of portfolio holdings, as filed on Form N-Q or Form N-PORT, can also be obtained without charge, upon request, by calling 800.345.6611.
Additional Fund information
For more information about the Fund, please visit columbiathreadneedleus.com/investor/ or call 800.345.6611. Customer Service Representatives are available to answer your questions Monday through Friday from 8 a.m. to 7 p.m. Eastern time.
Fund investment manager
Columbia Management Investment Advisers, LLC
225 Franklin Street
Boston, MA 02110
Fund distributor
Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, MA 02110
Fund transfer agent
Columbia Management Investment Services Corp.
P.O. Box 219104
Kansas City, MO 64121-9104
42	Columbia Mortgage Opportunities Fund | Semiannual Report 2018

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Columbia Mortgage Opportunities Fund
P.O. Box 219104
Kansas City, MO 64121-9104

Please read and consider the investment objectives, risks, charges and expenses for any fund carefully before investing. For a prospectus and summary prospectus, which contains this and other important information about the Fund, go to
columbiathreadneedleus.com/investor/. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.
Columbia Threadneedle Investments (Columbia Threadneedle) is the global brand name of the Columbia and Threadneedle group of companies. All rights reserved.
© 2019 Columbia Management Investment Advisers, LLC.
columbiathreadneedleus.com/investor/
SAR251_05_J01_(01/19)

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR: Not applicable for semiannual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust II

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	January 18, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher O. Petersen
Christopher O. Petersen, President and Principal Executive Officer

Date	January 18, 2019

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Treasurer and Chief Financial Officer

Date	January 18, 2019